          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 4)


Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /        Preliminary Proxy Statement               / /        Confidential, for Use of the Commission
/X/        Definitive Proxy Statement                           Only (as permitted by Rule 14a-b(e)(2))
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Section240.14a-11(c) or Section240.14a-12


                       INTERNATIONAL JENSEN INCORPORATED
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                       MARC T. TANENBERG, VICE PRESIDENT
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):


/ /        $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2).
/ /        $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/X/        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

           (1)        Title of each class of securities to which transaction applies:
                      Common Stock, par value $.01 per share
                      ---------------------------------------------------------------------------------

           (2)        Aggregate number of securities to which transaction applies:
                      5,738,132
                      ---------------------------------------------------------------------------------

           (3)        Per unit price or other underlying value of transaction computed pursuant to
                      Exchange Act Rule 0-11:
                      $11.00 for 2,138,778 shares plus $8.90 for 3,599,354 shares
                      ---------------------------------------------------------------------------------

           (4)        Proposed maximum aggregate value of transaction:
                      $55,560,809
                      ---------------------------------------------------------------------------------

           (5)        Total fee paid:
                      $11,113
                      ---------------------------------------------------------------------------------
/X/        Fee paid previously with preliminary materials.
/ /        Check  box if any part of  the fee is offset as provided  by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting  fee was paid previously. Identify the  previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           (1)        Amount Previously Paid:
                      ---------------------------------------------------------------------------------
           (2)        Form, Schedule or Registration Statement No.:
                      ---------------------------------------------------------------------------------
           (3)        Filing Party:
                      ---------------------------------------------------------------------------------
           (4)        Date Filed:
                      ---------------------------------------------------------------------------------

                       INTERNATIONAL JENSEN INCORPORATED
              25 TRI-STATE INTERNATIONAL OFFICE CENTER, SUITE 400
                          LINCOLNSHIRE, ILLINOIS 60069



                                 JULY 23, 1996


DEAR STOCKHOLDER:


    You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of International Jensen Incorporated ("Jensen") to be held at 9:00 A.M. local time, on August 28, 1996, at Tri-State International Office Center, First Floor Auditorium, Building 200, Lincolnshire, IL 60069. I hope that you will be present or represented by proxy at this important meeting.



    At the Special Meeting, you will be asked to approve the Fourth Amended and Restated Agreement and Plan of Merger dated as of January 3, 1996 (the "Merger Agreement"), among Recoton Corporation ("Recoton"), RC Acquisition Sub, Inc. ("RC Acquisition Sub"), and Jensen. Pursuant to the Merger Agreement, RC Acquisition Sub, a wholly owned subsidiary of Recoton, will be merged with and into Jensen (the "Merger"), and each Jensen stockholder other than Robert G. Shaw, Chairman of the Board, President and Chief Executive Officer of Jensen, and William Blair Leveraged Capital Fund ("WBLCF") will receive $11.00 per share in cash for each share of Jensen Common Stock, par value $0.01 ("Jensen Common Stock"). Mr. Shaw and WBLCF (also herein referred to as the "Principal Stockholders"), who together hold approximately 63% of the shares of Jensen Common Stock outstanding, will receive $8.90 per share in cash.


    The Merger Agreement contemplates that immediately prior to, and as a condition of, the Merger, Jensen will sell the assets associated with its original equipment manufacturing business (the "OEM Business") to IJI Acquisition Corp., a corporation solely-owned by Robert G. Shaw (the "OEM Asset Sale"). Approval of the Merger Agreement will constitute approval of both the Merger and the OEM Asset Sale.

    The terms of the Merger Agreement, the Merger and the OEM Asset Sale are more fully discussed in the accompanying Proxy Statement.

    The Board of Directors of Jensen has received the written opinion of its financial advisor, Lehman Brothers, to the effect that, based upon and subject to certain matters stated therein, the consideration to be received by the public stockholders of Jensen (I.E., those other than the Principal Stockholders) in the Merger is fair to such public stockholders from a financial point of view and, since Recoton is requiring the prior sale of the OEM Business as a condition to the Merger, the consideration to be received by Jensen for the OEM Asset Sale, in the context of the overall transaction and the consideration to be received by the public stockholders in the Merger, is fair to Jensen from a financial point of view. SEE "THE MERGER -- FAIRNESS OPINION BY LEHMAN BROTHERS" in the Proxy Statement. A copy of the written opinion of Lehman
Brothers dated the date hereof is included as Annex IV to the Proxy Statement and should be read carefully in its entirety.

    Your Board of Directors, after careful consideration, has approved the Merger and the OEM Asset Sale and determined that the Merger is fair to and in the best interests of Jensen stockholders and that the OEM Asset Sale is fair to Jensen. SEE "THE MERGER -- RECOMMENDATION AND REASONS FOR THE MERGER" in the Proxy Statement. Copies of the Merger Agreement and the agreement for the OEM Asset Sale are attached as Annexes I and II to the Proxy Statement.


    Jensen has received unsolicited acquisition proposals from Emerson Radio Corp. ("Emerson") pursuant to which Emerson has offered to acquire Jensen, initially in a transaction involving the sale of the OEM Business to IJI Acquisition Corp. and subsequently in a transaction in which Emerson would acquire all of Jensen including the OEM Business. The Board of Directors of Jensen (the "Jensen Board") appointed a Special Committee to negotiate a transaction with Emerson and such Committee ultimately conducted an auction with respect to the competing Recoton and Emerson acquisition proposals. By the conclusion of the bidding process established by the Special Committee,

Emerson had submitted and not withdrawn several proposals from which Emerson had indicated the Special Committee could choose. The most viable Emerson proposal at the conclusion of the bidding provided for the payment of $10.25 per share of Jensen Common Stock in an all cash merger transaction (which included the acquisition by Emerson of the OEM Business). After negotiations with Emerson and Recoton and extensive consideration and comparison of the final Recoton proposal and the alternative proposals of Emerson, the Special Committee determined on June 23, 1996, to accept the Recoton proposal for the reasons explained in the accompanying Proxy Statement. On June 25, 1996, Emerson indicated that it would offer $12.00 to the public stockholders and $8.90 to the Principal Stockholders and Recoton if Recoton were to acquire shares from WBLCF. The Special Committee has rejected Emerson's proposal for a number of reasons as explained in the Proxy Statement, including the fact that neither Mr. Shaw nor WBLCF has agreed to accept less from Emerson than is being paid to the public stockholders and both have advised the Special Committee that they would vote against this Emerson proposal. Absent their consent to the lesser amount, and a vote in favor of a merger on such terms, the Special Committee concluded, based on the advice of its Delaware counsel, that the Emerson proposal could not be consummated.


    On July 16, 1996, Emerson submitted another offer of $12.00 per share to the public stockholders and $8.90 per share to Mr. Shaw, but offered to purchase the shares held by WBLCF for $10.00 per share. Emerson's proposal contemplated an immediate purchase of WBLCF shares premised on Emerson's assertion that a certain stock option and voting agreement WBLCF had entered into with Recoton had terminated. However, WBLCF has advised both Emerson and the Special Committee that such stock option and voting agreement continues in full force and effect and, accordingly, that WBLCF would not sell its shares to Emerson. The Special Committee met on July 18, 1996, and rejected this Emerson offer for the same reasons it rejected Emerson's June 25, 1996 offer.


    The Special Committee and the Jensen Board believe it is in the best interests of Jensen and its stockholders to proceed with the Merger with Recoton. Consequently, the Jensen Board recommends the Merger with Recoton. SEE "THE MERGER--BACKGROUND OF THE MERGER" in the accompanying Proxy Statement.

    YOUR BOARD OF DIRECTORS (WITH MR. SHAW ABSTAINING) UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, WHICH APPROVAL AND ADOPTION WILL CONSTITUTE APPROVAL OF THE MERGER AND THE OEM ASSET SALE.


    Stockholders are entitled to vote all shares of Jensen Common Stock held by them on July 15, 1996, which is the record date for the Special Meeting.


    WE URGE YOU TO CONSIDER CAREFULLY THESE IMPORTANT MATTERS, WHICH ARE DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. In order to ensure that your vote is represented at the meeting, please indicate your choice on the proxy form, date and sign it, and return it in the enclosed envelope. A prompt response will be appreciated.

                                          Sincerely,

                                          Robert G. Shaw
                                          CHAIRMAN OF THE BOARD,
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                       INTERNATIONAL JENSEN INCORPORATED
              25 TRI-STATE INTERNATIONAL OFFICE CENTER, SUITE 400
                          LINCOLNSHIRE, ILLINOIS 60069

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD AUGUST 28, 1996


                            ------------------------


    NOTICE HEREBY IS GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of International Jensen Incorporated, a Delaware corporation ("Jensen"), has been called by the Board of Directors of Jensen and will be held at Tri-State International Office Center, First Floor Auditorium, Building 200, Lincolnshire, IL 60069 at 9:00 A.M. local time on August 28, 1996, for the following purposes:


    1. To consider and vote upon the Fourth Amended and Restated Agreement and Plan of Merger, dated as of January 3, 1996 (as it may be amended, supplemented or modified from time to time, the "Merger Agreement"), among Recoton Corporation, a New York corporation ("Recoton"), RC Acquisition Sub, Inc. ("RC Acquisition Sub"), a Delaware corporation, and Jensen, pursuant to which:

        (a) RC Acquisition Sub, a wholly-owned subsidiary of Recoton, will be merged with and into Jensen upon the terms and subject to the conditions set forth in the Merger Agreement (the "Merger");

        (b) Each Jensen stockholder, other than Robert G. Shaw, Chairman of the Board, President and Chief Executive Officer of Jensen and William Blair Leveraged Capital Fund ("WBLCF"), will receive $11.00 per share in cash for each share of Jensen Common Stock, par value $0.01 per share ("Jensen Common Stock"), and Mr. Shaw and WBLCF will each receive $8.90 per share in cash for each share of Jensen Common Stock; and


        (c) Immediately prior to the Merger, and as a condition to its consummation, Jensen will sell the assets of its original equipment manufacturing business (the "OEM Business") to IJI Acquisition Corp., an Illinois corporation solely-owned by Robert G. Shaw, upon satisfaction of certain conditions.


    2. To act on such other business as may properly come before the meeting or any adjournments or postponements thereof.

    The foregoing transactions are subject to and more fully described in the Merger Agreement, the full text of which is attached as Annex I to the accompanying Proxy Statement, and the agreement to sell the assets of the OEM Business, the full text of which is attached as Annex II to the accompanying Proxy Statement.


    Only holders of Jensen Common Stock of record at the close of business on July 15, 1996 (the "Record Date"), are entitled to notice of and to vote at such meeting or any adjournments or postponements thereof. Approval of the matters to be voted upon in connection with the Merger requires the affirmative vote of a majority of the outstanding shares of Jensen Common Stock, as well as a majority of the shares of Jensen Common Stock which are voted at the Special Meeting other than shares held directly or indirectly by Robert G. Shaw.


    Any holder of shares of Jensen Common Stock who is a stockholder of Jensen as of the Record Date and who does not assent to the Merger has the right, upon compliance with specific procedures, to demand from Jensen payment of the fair value of such holder's shares. Such stockholders must, among other things, not vote for the approval and adoption of the Merger Agreement (which approval would include submitting a signed proxy form without voting instructions), timely deliver to Jensen a written demand for appraisal of their shares prior to the Special Meeting and strictly comply with certain other requirements. For a more complete description of such right, reference is made to "THE MERGER-DISSENTERS' RIGHTS" in the Proxy Statement and to Section 262 of the General Corporation Law of the State of Delaware, a copy of which is attached to the Proxy Statement as Annex V.

                                          By Order of the Board Directors

                                          MARC T. TANENBERG
                                          SECRETARY


Lincolnshire, Illinois
July 23, 1996


PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY FORM PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. YOUR PROXY MAY BE REVOKED, EITHER IN WRITING OR BY VOTING IN PERSON AT THE SPECIAL MEETING, AT ANY TIME PRIOR TO ITS EXERCISE.


PLEASE DO NOT SEND YOUR JENSEN COMMON STOCK CERTIFICATES AT THIS TIME.


THE BOARD OF DIRECTORS OF JENSEN (WITH MR. SHAW ABSTAINING) UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE MATTERS TO BE VOTED UPON AT THE SPECIAL MEETING.

                                PROXY STATEMENT


                       INTERNATIONAL JENSEN INCORPORATED
              25 TRI-STATE INTERNATIONAL OFFICE CENTER, SUITE 400
                          LINCOLNSHIRE, ILLINOIS 60069
                                 (847) 317-3700

                            ------------------------


                        SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 28, 1996


                             ---------------------

                                  INTRODUCTION


    This Proxy Statement is being furnished to stockholders of International Jensen Incorporated ("Jensen"), a Delaware corporation, in connection with the solicitation of proxies by and on behalf of the Board of Directors of Jensen to be used at a special meeting of its stockholders (including any adjournments or postponements thereof, the "Special Meeting"), to be held on August 28, 1996. This Proxy Statement relates to the proposed merger (the "Merger") between Jensen and RC Acquisition Sub, Inc. ("RC Acquisition Sub"), a Delaware corporation and wholly-owned subsidiary of Recoton Corporation ("Recoton"), a New York corporation, pursuant to the Fourth Amended and Restated Agreement and Plan of Merger, dated as of January 3, 1996 (as it may be amended, supplemented or modified from time to time, the "Merger Agreement"), among Recoton, RC Acquisition Sub and Jensen. If the proposed Merger is approved at the Special Meeting, immediately prior to the Merger, and as a condition to its consummation, upon the satisfaction of certain conditions, IJI Acquisition Corp. ("IJI Acquisition"), an Illinois corporation of which Robert G. Shaw, Chairman of the Board, President and Chief Executive Officer of Jensen, is the sole stockholder, will acquire the assets associated with the original equipment manufacturing business (the "OEM Business") of Jensen and assume related liabilities (the "OEM Asset Sale"). At the Special Meeting, the stockholders of Jensen will be asked to approve and adopt the Merger Agreement, which approval and adoption will also constitute approval of the transactions contemplated thereby, including the Merger and the OEM Asset Sale.


    When the Merger is completed, each outstanding share of Common Stock of Jensen, par value $0.01 per share ("Jensen Common Stock"), will represent the right to receive $11.00 in cash (or $8.90 in cash in the case of shares held beneficially by Robert G. Shaw ("Shaw") and William Blair Leveraged Capital Fund, L.P. ("WBLCF") (Shaw and WBLCF being referred to herein as the "Principal Stockholders")). The amount paid with respect to each share of Jensen Common Stock shall be referred to as the "Merger Consideration" and with respect to all shares of Jensen Common Stock as the "Aggregate Merger Consideration."


    The Aggregate Merger Consideration to be paid to Jensen stockholders is $55,560,809 based on 5,738,132 outstanding shares of Jensen Common Stock as of July 15, 1996.


    Upon consummation of the Merger (the "Effective Time"), RC Acquisition Sub will be merged with and into Jensen, which will be renamed Recoton Audio Corporation (the "Surviving Corporation").


    Following the Merger, the Surviving Corporation and IJI Acquisition will be parties to a number of agreements, including a management services agreement, a non-competition agreement, a supply agreement, a shared facilities agreement and one or more license agreements. SEE "THE OEM ASSET SALE -- OEM RELATED AGREEMENTS."



    Only stockholders of record of Jensen Common Stock at the close of business on July 15, 1996 (the "Record Date"), will be entitled to notice of, and to vote at, the Special Meeting. Shares of Jensen Common Stock represented by duly-executed proxies received by Jensen will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted for the Merger Agreement to be acted upon at the Special Meeting and for the transactions contemplated by the Merger Agreement, including the Merger and the OEM Asset Sale, and for authorizing the person or persons voting the proxies to vote in favor of adjournment or postponement of the Special Meeting if the Board of Directors of Jensen determines that such adjournment or postponement is necessary or appropriate. In addition, properly-executed proxies that are timely returned will be voted in accordance with the judgment of the person or persons voting the proxies on any other matter that properly may be brought before the Special Meeting. The execution of a proxy will in no way affect a Stockholder's right to attend the Special Meeting and to vote in person. Any proxy executed and returned by a Stockholder may be revoked at any time thereafter except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.


    This Proxy Statement and the accompanying proxy form are being mailed on or about July 23, 1996, to Stockholders entitled to vote at the Special Meeting. The expense of filing, printing, assembling and mailing this proxy material to stockholders will be shared equally by Jensen and Recoton, and the cost of soliciting proxies will be borne by Jensen. In addition to solicitation by use of the mails, Jensen may use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Jensen also has retained the services of The Financial Relations Board, Inc. to assist in the solicitation of proxies for a fee estimated in the range of $15,000 to $25,000. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of Jensen's shares held of record by such persons, and Jensen will reimburse such persons for reasonable out-of-pocket expenses incurred by them in that regard.


    Any holder of shares of Jensen Common Stock as of the Record Date who does not assent to the Merger has the right, upon compliance with specific procedures, to demand from Jensen payment of the fair value of such holder's shares. Such stockholder must, among other things, not vote for the approval and adoption of the Merger Agreement (which approval would include submitting a signed proxy form without voting instructions), timely object to the Merger in writing prior to the Special Meeting and strictly comply with certain other requirements. For a more complete description of such right, reference is made to "THE MERGER -- DISSENTERS' RIGHTS" in this Proxy Statement and to Section 262 of the General Corporation Law of the State of Delaware ("DGCL"), a copy of which is attached to this Proxy Statement as Annex V.


    Accompanying this Proxy Statement are copies of Jensen's Annual Report on Form 10-K for the fiscal year ended February 29, 1996 and Quarterly Report on Form 10-Q for the quarterly period ended May 31, 1996.

                            ------------------------


               The date of this Proxy Statement is July 23, 1996

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ON BEHALF OF JENSEN NOT CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY JENSEN. THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE IT IS UNLAWFUL TO MAKE SUCH SOLICITATION. THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT, UNDER ANY
CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF JENSEN SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

                             AVAILABLE INFORMATION

    Jensen is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by Jensen can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington. D.C. 20549, and at the following Regional Offices of the Commission: Midwest Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511, and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material also can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, reports, proxy statements and other information concerning Jensen may be inspected at the offices of the National Association of Securities Dealers, Inc. (the "NASD"), 1935 K Street, N.W., Washington, D.C. 20006.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


    The following documents heretofore filed with the Commission by Jensen (File Number 0-19779) pursuant to the Exchange Act are incorporated by reference in this Proxy Statement: (i) Annual Report on Form 10-K for the fiscal year ended February 29, 1996, (ii) Quarterly Report on Form 10-Q for the quarterly period ended May 31, 1996, and (iii) Current Report on Form 8-K dated June 23, 1996 (the "Jensen Reports").



    THIS PROXY STATEMENT INCORPORATES CERTAIN DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. COPIES OF SUCH DOCUMENTS (OTHER THAN EXHIBITS NOT SPECIFICALLY INCORPORATED BY REFERENCE INTO THE TEXT OF SUCH
DOCUMENTS) ARE AVAILABLE, WITHOUT CHARGE, TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED, ON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON, TO MARC
T. TANENBERG, SECRETARY, INTERNATIONAL JENSEN INCORPORATED, 25 TRI-STATE INTERNATIONAL OFFICE CENTER, SUITE 400, LINCOLNSHIRE, ILLINOIS 60069 (TELEPHONE
(847) 317-3700). IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST SHOULD BE RECEIVED BY AUGUST 16, 1996.

                               TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                             ---------

PROXY STATEMENT............................................................................................          1
AVAILABLE INFORMATION......................................................................................          3
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................................................          3
SUMMARY....................................................................................................          7
  The Companies............................................................................................          7
    Jensen.................................................................................................          7
    Recoton................................................................................................          7
    RC Acquisition Sub.....................................................................................          7
  The Special Meeting......................................................................................          7
  The Merger Agreement.....................................................................................          8
    Merger.................................................................................................          8
    Conversion of Shares of Jensen Common Stock............................................................          8
    Background of the Merger...............................................................................          8
    Pending Litigation.....................................................................................         11
    Reasons for the Merger.................................................................................         12
    Opinion of Jensen's Financial Advisor..................................................................         12
    Recommendation of the Jensen Board.....................................................................         12
    Interests of Certain Persons in the Merger; Management After the Merger................................         12
    Effective Time of the Merger...........................................................................         14
    Financing..............................................................................................         14
    Regulatory Considerations..............................................................................         14
    Other Conditions to the Merger.........................................................................         14
    Consideration of Other Proposals.......................................................................         15
    Amendment, Waiver and Termination......................................................................         15
    Certain Federal Income Tax Consequences................................................................         16
    Dissenters' Rights.....................................................................................         16
  OEM Asset Sale...........................................................................................         17
  Certain Other Agreements.................................................................................         17
    AR Agreement...........................................................................................         17
    Loan by Recoton to Jensen..............................................................................         18
    OEM Amendment Agreement................................................................................         18
    Shaw Employment Agreements.............................................................................         18
    Stock Option, Voting and Similar Agreements............................................................         18
THE SPECIAL MEETING........................................................................................         19
  Time and Place; Purpose..................................................................................         19
  Voting Rights; Votes Required for Approval...............................................................         19
  Proxies..................................................................................................         20
THE MERGER.................................................................................................         21
  Background of the Merger.................................................................................         21
  Recommendation and Reasons for the Merger................................................................         41
  Fairness Opinion by Lehman Brothers......................................................................         42
  Interests of Certain Persons in the Merger...............................................................         48
    OEM Asset Sale.........................................................................................         48
    Stock Option, Voting and Similar Agreements............................................................         48
    Directors and Officers of Recoton and the Surviving Corporation After the Merger.......................         48
    Employee Stock Option Programs.........................................................................         49
    Employee Benefit Plans.................................................................................         50
    Indemnification........................................................................................         50
    Directors' and Officers' Liability Insurance...........................................................         50

                                                                                                               PAGE
                                                                                                             ---------
    Employment Agreement of Robert G. Shaw.................................................................         51
    Transitional Employment Agreements.....................................................................         51
    Bonuses to Jensen Officers.............................................................................         52
  Conversion of Shares of Jensen Common Stock..............................................................         52
  Exchange Procedures......................................................................................         52
  Certain Federal Income Tax Consequences..................................................................         53
  Regulatory Considerations................................................................................         54
  Other Conditions to the Consummation of the Merger.......................................................         54
  Representations and Warranties...........................................................................         55
  Financing the Acquisition and Related Expenses; Capital Needs............................................         56
  Amendment, Waiver and Termination........................................................................         56
    Amendment..............................................................................................         56
    Waiver.................................................................................................         56
    Termination............................................................................................         56
    Extension of Termination Date..........................................................................         57
  Payments and Other Rights Upon Termination...............................................................         58
  Pending Litigation.......................................................................................         60
  Dissenters' Rights.......................................................................................         61
OTHER JENSEN AND RECOTON AGREEMENTS........................................................................         64
STOCK OPTION, VOTING AND SIMILAR AGREEMENTS................................................................         65
OEM BUSINESS...............................................................................................         66
  Automotive OEM...........................................................................................         66
  Loudspeaker Components...................................................................................         66
  Sales, Marketing and Distribution........................................................................         67
  Production...............................................................................................         67
  Engineering..............................................................................................         67
  Facilities...............................................................................................         67
  Recent Developments......................................................................................         68
  OEM Business Financial Highlights (unaudited)............................................................         68
THE OEM ASSET SALE.........................................................................................         69
  The OEM Agreement........................................................................................         69
    Assets to be Purchased.................................................................................         70
    Assets Not to be Purchased.............................................................................         70
    Liabilities to be Assumed..............................................................................         70
    Sale of Accounts Receivable to Another Purchaser.......................................................         71
  OEM Related Agreements...................................................................................         71
    Management Services Agreement..........................................................................         71
    Supply and Services Agreement..........................................................................         71
    Shared Facilities Agreement............................................................................         72
    Non-Competition Agreement..............................................................................         72
    License Agreement......................................................................................         72
PRINCIPAL STOCKHOLDERS.....................................................................................         73
SELECTED FINANCIAL DATA....................................................................................         74
PRO FORMA FINANCIAL DATA...................................................................................         75
MARKET PRICES AND DIVIDEND INFORMATION.....................................................................         78
EXPERTS....................................................................................................         79
STOCKHOLDER PROPOSALS......................................................................................         79
OTHER BUSINESS.............................................................................................         79

Annex I         Fourth Amended and Restated Agreement and Plan of Merger
Annex II        Third Amended and Restated Agreement for Purchase and Sale of the
                 Assets of the OEM Business
Annex III-A,    Press Releases by Emerson Radio Corp.
 B, C, D, E, F
 and G
Annex IV        Opinion of Lehman Brothers
Annex V         Section 262 of the Delaware General Corporation Law
Annex VI        Amended and Restated Exclusive World-Wide License and Option to Sell
                 and Option to Purchase Proprietary Rights

                                    SUMMARY

    THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION AND FINANCIAL DATA APPEARING ELSEWHERE OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT AND THE ANNEXES HERETO. STOCKHOLDERS ARE URGED TO REVIEW CAREFULLY THE ENTIRE PROXY STATEMENT, THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE AND THE ANNEXES HERETO.

THE COMPANIES

    JENSEN. International Jensen Incorporated, a Delaware corporation, designs, manufactures and markets quality loudspeakers and loudspeaker components for the domestic and international automotive original equipment manufacturing market, automotive after market and home audio market. Jensen also designs and markets related audio electronics products. Its principal products are sold under the brand names Jensen-Registered Trademark-, Advent-Registered Trademark-, NHT-Registered Trademark-, Magnat-Registered Trademark- and Mac
Audio-Registered Trademark-. Jensen's principal executive offices are located at 25 Tri-State International Office Center, Suite 400, Lincolnshire, IL 60069 and its telephone number is 847-317-3700.


    RECOTON. Recoton Corporation, a New York corporation incorporated in 1936, with its subsidiaries, is one of the leading suppliers of consumer electronics accessory products in North America, offering over 3,500 functional and versatile products in virtually every accessory category. Recoton's products include antennas for television and radio (AM/FM), audio accessories, CD/compact disc accessories, camcorder accessories, stereo headphones, wireless products, remote controls, audio and video tapes, music carrying cases and accessories for audio and video products, video games, camcorders, computers, home office products, telephones, cellular phones, televisions, VCRs and car audio products. Recoton markets these products under a number of well-respected brand names, including Recoton-Registered Trademark-, Ambico-Registered Trademark-, Discwasher-Registered Trademark-, Parsec-Registered Trademark-, Rembrandt-Registered Trademark-, Calibron-Registered Trademark-, Sole Control-Registered Trademark-, SoundQuest-TM-, Ampersand-TM- and Interact-Registered Trademark-, and since January 1996, when an exclusive worldwide license was granted by Jensen to Recoton, Acoustic Research-Registered Trademark- and AR-Registered Trademark-. Recoton's principal executive offices are located at 2950 Lake Emma Road, Lake Mary, Florida 32746, and its telephone number is 407-333-8900.


    RC ACQUISITION SUB. RC Acquisition Sub, Inc. is a wholly-owned subsidiary of Recoton incorporated as a Delaware corporation in December 1995. RC Acquisition Sub has not engaged in any substantial business to date. Upon RC Acquisition Sub's merger with and into Jensen, Jensen will be renamed Recoton Audio Corporation. RC Acquisition Sub's principal executive offices are located at 2950 Lake Emma Road, Lake Mary, Florida 32746, and its telephone number is 407-333-8900.

THE SPECIAL MEETING


    The Special Meeting of the Stockholders will be held at the Tri-State International Office Center, First Floor Auditorium, Building 200, Lincolnshire, Illinois 60069 on August 28, 1996, starting at 9:00 A.M., local time. SEE "THE SPECIAL MEETING." At the meeting, holders of Jensen Common Stock will be asked to approve the Merger Agreement and the transactions contemplated thereby, including the Merger and the OEM Asset Sale. The Merger Agreement and the OEM Agreement are attached hereto as Annexes I and II, respectively. SEE "THE MERGER."



    Holders of record of Jensen Common Stock at the close of business on July 15, 1996 have the right to receive notice of and to vote at the Special Meeting. On July 15, 1996, there were 5,738,132 shares of Jensen Common Stock outstanding and entitled to vote. Each share of Jensen Common Stock is entitled to one vote on each matter that is properly presented to the Stockholders for a vote at the Special Meeting. Under the DGCL, the affirmative vote of the holders of a majority of the outstanding shares of Jensen Common Stock is required to approve and adopt the Merger Agreement and the transactions contemplated thereby. In addition, in accordance with its terms, the Merger Agreement also requires the approval of a majority of the shares of Jensen Common Stock which are voted at the Special Meeting other than shares held directly or indirectly by Robert G. Shaw, Chairman of the Board, President, and Chief Executive Officer of Jensen.

    WBLCF, which holds 1,487,500 shares (approximately 25.9%) of the outstanding Jensen Common Stock, has entered into a Stock Option and Voting Agreement with Recoton (the "Stock Option and Voting Agreement") pursuant to which WBLCF has
(i) agreed to vote its shares of Jensen Common Stock in favor of the Merger and against any third party transaction that would interfere with the Merger, (ii) granted a proxy to Recoton to vote its shares under certain circumstances, (iii) granted Recoton an option to purchase its shares of Jensen Common Stock at $8.90 per share plus 50% of any net proceeds over $8.90 per share which Recoton receives upon sale of such shares to the extent such net proceeds do not exceed $10.90 per share plus 100% of the net proceeds which Recoton may receive over $10.90 per share upon such sale and (iv) committed not to sell or transfer its shares of Jensen Common Stock other than pursuant to the Merger Agreement and the Stock Option and Voting Agreement. Robert G. Shaw, Chairman of the Board, President and Chief Executive Officer of Jensen, has entered into an Amended and Restated Agreement with Recoton (the "Spread Agreement") pursuant to which Mr. Shaw will pay to Recoton 50% of the difference between (i) the net proceeds per share received by Mr. Shaw, but not to exceed $10.65 per share, and (ii) $8.90 per share, resulting from the transfer of any or all of his shares by way of merger, tender offer or otherwise to a third person other than Recoton. Recoton shall reimburse Mr. Shaw 50% of Federal and state income taxes which are incurred by Mr. Shaw as a result of Recoton's receipt of any portion of the sale proceeds. Mr. Shaw, who owns 2,111,854 shares (approximately 36.8%) of the outstanding Jensen Common Stock, has not entered into an agreement to vote his shares in favor of the Merger. SEE "STOCK OPTION, VOTING AND SIMILAR AGREEMENTS." Mr. Shaw and the other executive officers and directors of Jensen and their affiliates (including WBLCF), who as of July 15, 1996 as a group beneficially owned approximately 63% of the shares of Jensen Common Stock expected to be outstanding at the time of the Special Meeting, have, however, indicated that they intend to vote "for" the proposed transactions and the authorization referred to below. SEE "PRINCIPAL STOCKHOLDERS."



    If the Merger is approved by the stockholders pursuant to the Merger Agreement, and as a condition to the consummation of the Merger, the OEM Asset Sale is to occur immediately prior to the Merger in accordance with the terms of, and upon the satisfaction of the conditions set forth in, the Third Amended and Restated Agreement for Purchase and Sale of the Assets of OEM Business of International Jensen Incorporated by and between Jensen and IJI Acquisition dated as of January 3, 1996 (the "OEM Agreement"). Robert G. Shaw is the sole stockholder, Director and the President of IJI Acquisition. SEE "THE OEM ASSET SALE -- THE OEM AGREEMENT."



    Notwithstanding the existence of the Merger Agreement, there can be no assurance that the Merger will occur even if the applicable proposals are approved by the requisite vote of the stockholders since there are various conditions to the closing of the Merger and either party to the Merger Agreement may refuse to perform its obligations under such agreement. SEE "THE MERGER -- OTHER CONDITIONS TO THE CONSUMMATION OF THE MERGER" and "-- PAYMENTS AND OTHER RIGHTS UPON TERMINATION."


THE MERGER AGREEMENT

    MERGER. The Merger Agreement provides, among other things, that RC Acquisition Sub will merge with and into Jensen, and that Jensen will be the surviving corporation and change its name to Recoton Audio Corporation. The Surviving Corporation will be a wholly-owned subsidiary of Recoton.

    CONVERSION OF SHARES OF JENSEN COMMON STOCK. Upon consummation of the Merger, shares of Jensen Common Stock outstanding immediately prior to the Effective Time (other than shares held by Jensen as treasury shares ("Jensen Treasury Stock"), shares owned by Recoton, or shares as to which appraisal rights have been perfected ("Dissenters' Shares") under the DGCL) will be converted into the right to receive cash in the amount of $11.00 per share (or $8.90 per share in the case of shares held beneficially by the Principal Stockholders).

    BACKGROUND OF THE MERGER. In December 1994, management of Jensen began to consider and analyze strategic alternatives to enhance the value of Jensen Common Stock. In April 1995, Jensen retained an investment advisor to advise Jensen in connection with the evaluation of proposed strategic alternatives. Subsequently, the Board of Directors of Jensen (the "Jensen Board") concluded it was in the best interests of Jensen's stockholders and Jensen to seek a sale or merger of Jensen with a strategic partner. In June 1995, Jensen engaged the investment banking firm Lehman Brothers, Inc. ("Lehman Brothers") to identify opportunities for the sale of Jensen and to solicit and evaluate potential purchasers or merger candidates and proposals. After Lehman Brothers and Jensen management had solicited interest from and discussed possible transactions with a number of companies, in August 1995, the Jensen Board and management of Jensen met with management of Recoton concerning the possibility of a business combination. Recoton and Jensen subsequently entered into a due diligence agreement, pursuant to which Recoton undertook to investigate Jensen's business and operations. In December 1995, Recoton stated it was willing to acquire only Jensen's brand name businesses (the "Branded Business") and not the OEM Business. The Jensen Board, which continued to consider it desirable to sell all of Jensen, determined that any attempt to contact independent buyers for the OEM Business could adversely affect its customers and negatively impact the operations and value of the OEM Business. Consequently, the Jensen Board determined to consider offers from Jensen's officers or stockholders for the OEM Business. Mr. Robert G. Shaw, the President and Chief Executive Officer of Jensen, initially offered to purchase the OEM Business for between $12 million and $15 million and subsequently agreed to purchase the OEM Business for approximately $15 million plus the assumption of a mortgage on one of the facilities of the OEM Business and all liabilities associated with the OEM Business (including contingent and unknown liabilities) except as otherwise agreed. After further negotiations and deliberations and after receipt by the Jensen Board of fairness opinions by Lehman Brothers with respect to the terms of the acquisition proposals from Recoton and Mr. Shaw, the Jensen Board agreed to the terms of a merger transaction pursuant to which Recoton would acquire Jensen for $8.90 per share in cash and shares of Recoton, or, alternatively, all in cash under certain circumstances, subject to the contemporaneous sale of the OEM Business to a newly formed company of which Mr. Shaw is the sole stockholder, for approximately $15.0 million plus the assumption of a mortgage on one of the facilities of the OEM Business and all liabilities associated with the OEM Business (including contingent and unknown liabilities) except as otherwise agreed. Subsequently, the OEM Agreement relating to the sale of the OEM Business was amended to provide that the purchase price is subject to certain closing adjustments which would reflect the changing levels of assets and liabilities in the ordinary course of business. SEE "THE MERGER -- BACKGROUND OF THE MERGER" and "THE OEM ASSET SALE -- THE OEM AGREEMENT."



    Shortly after the merger agreement was signed by Jensen and Recoton in January 1996, Jensen received unsolicited proposals from Emerson Radio Corp. ("Emerson") to acquire Jensen (initially excluding the OEM Business and subsequently including the OEM Business) in an all cash merger transaction. In light of the competing bids, a special committee comprised of independent directors of the Jensen Board (the "Special Committee") was appointed to consider and negotiate the offers of Emerson, Recoton and any other party to acquire Jensen. Since March 1996, and particularly during April, May and June, the Special Committee (and prior to its formation, the outside directors) and its advisors have conducted extensive discussions and negotiations with both Emerson and Recoton.



    As a result of these negotiations, on May 8, 1996, Recoton offered $10.00 per share to the public stockholders and $8.90 per share to Mr. Shaw and WBLCF, with IJI Acquisition agreeing to increase the purchase price for the OEM Business by approximately $1,300,000. Subsequently, Emerson offered $9.90 per share to all stockholders, which it later increased to $10.25 per share, or in the alternative a two tiered structure with $8.90 per share for Mr. Shaw and $10.75 per share for the remaining shares. On May 31, 1996, the Special Committee's investment adviser wrote to Recoton and Emerson confirming that a meeting of the Special Committee was scheduled for June 4, 1996, and requesting that each submit "its highest and best bid" before that meeting. Prior to the meeting on June 4, 1996 Recoton increased its offer to the public stockholders from $10.00 per share to $10.25 per share, with IJI Acquisition agreeing to increase the purchase price for the OEM Business by approximately $600,000, both offers payable in a combination of stock and cash. Emerson submitted a draft merger agreement which contained its previous $10.25 per share cash offer and reiterated its willingness to pursue its alternative two tiered proposal. At the conclusion of the meeting on June 4, the Special Committee determined not to end the bidding for Jensen and, the next day, advised each bidder of an opportunity to submit a further bid before the Special Committee's next meeting scheduled for June 10, 1996.

    Prior to or on June 10, 1996, Emerson had submitted four different proposals each of which Emerson indicated remained open: (i) a $10.25 per share all cash proposal for all outstanding shares; (ii) $10.75 per share in cash for the shares of all stockholders other than Mr. Shaw and $8.90 per share in cash for shares held by Mr. Shaw; (iii) $10.75 per share in cash for the shares of all stockholders if Mr. Shaw purchased the OEM Business for $27.6 million; and (iv) $10.75 per share with aggregate consideration composed of 55% cash and 45% in face value of a new issue of Emerson convertible preferred stock. Recoton reaffirmed its earlier bid of June 4, 1996.

    At the Special Committee meeting on June 10, 1996, the Special Committee did not make any final decision, but rather determined that it needed further information and that it should not end the auction process. On June 12, 1996 the Special Committee's investment adviser informed Recoton and Emerson that the Special Committee would next meet on June 14, 1996, and again requested that each submit its best bid to the Special Committee. Prior to the meeting on June 14, 1996, neither Recoton nor Emerson altered their respective bids.

    At the Special Committee meeting on June 14, the Special Committee determined that there were serious problems with each of the bids submitted and, subsequently, requested that each bidder submit increased or improved proposals that, in particular, would address the concerns of the Special Committee. On June 18, 1996, Emerson advised the Special Committee that if the Special Committee did not accept Emerson's proposal by 5:00 p.m. on June 20, 1996, then Emerson would consider its proposal as having been rejected.


    On June 20, 1996, Recoton advised the Special Committee that Recoton was prepared to submit a new proposal which would be an improvement over its prior proposal. That same day the Special Committee's investment adviser informed Emerson that the Special Committee had been advised that Recoton was prepared to submit an improved proposal and notified both Recoton and Emerson that the Special Committee would meet as promptly as possible to consider the new Recoton proposal and to reconsider Emerson's pre-existing proposals. Emerson was told that the Special Committee was not able to meet that day, as Emerson had earlier demanded, and encouraged Emerson not to withdraw its bid or consider it rejected, but rather asked Emerson to provide an improved or increased bid that could promptly be considered. The next day, June 21, 1996, Recoton submitted its enhanced proposal and both Recoton and Emerson were advised that the Special Committee was scheduled to meet on June 23, 1996, to consider the new Recoton bid and the pre-existing Emerson bid.



    Recoton's enhanced proposal provided for all stockholders, other than Mr. Shaw and WBLCF, to receive $11.00 per share and for Mr. Shaw and WBLCF, with their consent, to receive $8.90 per share. Under the proposal, the consideration to stockholders would be paid all in cash rather than in a combination of cash and stock as provided in Recoton's prior proposals. The proposal continued to require Jensen to sell its OEM Business prior to the closing to IJI Acquisition, but IJI Acquisition also agreed to increase the purchase price for the OEM Business by an additional $1.2 million to approximately $18.4 million plus the assumption of all related liabilities except as expressly agreed.


    At a meeting of the Special Committee on June 23, 1996, the Special Committee considered the two offers and concluded that accepting the enhanced Recoton offer was in the best interest of Jensen stockholders and recommended proceeding with the enhanced Recoton transaction. The Jensen Board approved the enhanced Recoton transaction based on this recommendation.


    In connection with the Recoton proposal, as discussed above, WBLCF, which owns approximately 25.9% of the shares of Jensen, has entered into the Stock Option and Voting Agreement and Mr. Shaw, who owns approximately 36.8% of the shares of Jensen, has entered into the Spread Agreement.

    On June 25, 1996, Emerson announced a revised offer of $12.00 per share to the public stockholders and $8.90 per share to the Principal Stockholders and Recoton if Recoton were to acquire Jensen Common Stock pursuant to the Stock Option and Voting Agreement with WBLCF. Emerson also indicated that the Recoton transaction would be challenged in the various stockholder lawsuits and that Emerson would solicit proxies in opposition to the Recoton proposal.


    On June 25, 1996, the Jensen Board, based on the recommendation of the Special Committee, reaffirmed the Recoton transaction and rejected the Emerson revised offer based on a number of factors, including issues relating to the terms of the merger agreement proposed by Emerson and the fact that Mr. Shaw had indicated that he would not vote in favor of the revised Emerson proposal and the fact that WBLCF had entered into a voting agreement with Recoton pursuant to which WBLCF agreed to vote its shares in favor of the Recoton transaction and against any agreement that would interfere with the Recoton transaction. The Jensen Board concluded, based on the advice of Delaware counsel, that under such circumstances the Emerson proposal could not be consummated due to the lack of the necessary stockholder vote and that it would be improper to recommend the Emerson transaction to the Jensen stockholders as a matter of Delaware law.



    On July 16, 1996, Emerson submitted another offer of $12.00 per share to the public stockholders and $8.90 per share to Mr. Shaw, but offered WBLCF $10.00 per share. WBLCF has informed Emerson and the Special Committee that its Stock Option and Voting Agreement with Recoton continues in full force and effect and prevents WBLCF from selling the Jensen Common Stock it owns to Emerson. The Special Committee met on July 18, 1996, and rejected this Emerson offer for the same reasons it rejected Emerson's June 25, 1996, offer.



    SEE "SUMMARY -- THE MERGER AGREEMENT -- REASONS FOR THE MERGER" and "THE MERGER -- RECOMMENDATION AND REASONS FOR THE MERGER."



    PENDING LITIGATION. On May 9, 1996, shortly after public statements encouraging stockholder litigation were made by Emerson's President, a Jensen stockholder filed an action in Delaware state court against Jensen and its affiliates and others seeking to enjoin the Recoton transaction. On May 20, 1996, a second stockholder action was filed in Delaware seeking to enjoin the Merger on various grounds. The stockholder cases have been consolidated into a single action. On July 8, 1996, an amended consolidated stockholder complaint was filed by the existing Delaware plaintiffs against the same defendants making claims similar to those previously made with additional allegations charging that the wrongful conduct continued through Jensen's acceptance of Recoton's latest offer and rejection of Emerson's latest offer. On July 16, 1996, plaintiffs in the case filed a supplement to the consolidated action asserting a new claim that the Stock Option and Voting Agreement had terminated and that WBLCF was free to sell its shares to Emerson or vote them in favor of the Emerson proposal. Also on July 16, 1996, the Delaware court denied a motion by plaintiffs for an order expediting discovery and to schedule a hearing on the application of a preliminary injunction in the case.



    On May 10, 1996, Jensen filed an action in Federal District Court in Chicago, Illinois against Emerson and its President for proxy solicitation in violation of the federal securities laws and for breach of a confidentiality agreement with Jensen. On May 14, 1996, the court entered a temporary restraining order against Emerson and Mr. Eugene Davis, Emerson's President, enjoining them from, among other things, further solicitation of Jensen stockholders and disclosing confidential information in violation of the confidentiality agreement. On May 20, 1996, Emerson counterclaimed against Jensen and Mr. Shaw for fraudulent inducement to enter into the confidentiality agreement and failure to negotiate in good faith. The temporary restraining order entered by the Federal District Court has lapsed.

    On July 2, 1996 Emerson filed an amended counterclaim and third party complaint in the Federal District Court in Chicago making allegations similar to those in its original counterclaim and additional claims that Jensen and Mr. Shaw continued to mislead Emerson and negotiate in bad faith, with Recoton and WBLCF added as alleged co-conspirators with respect to such continuing conduct. SEE "THE MERGER -- PENDING LITIGATION."



    REASONS FOR THE MERGER. The Jensen Board believes that the Merger with Recoton will provide to the stockholders fair value for their shares of Jensen Common Stock, as compared with Jensen remaining independent or other potential business combinations or strategic alternatives previously discussed or under consideration by the Jensen Board. In reaching its recommendation, the Jensen Board considered, among other factors, information concerning the financial condition, asset quality, earnings and prospects of Jensen and the fairness opinion of Lehman Brothers with respect to both the Merger and the sale of the OEM Business. In addition, the Special Committee considered the fact that the Recoton transaction represented higher value to the stockholders of Jensen than all but Emerson's multi-priced proposals, which proposals were not likely to be consummated, and, based on the advice of counsel to the Special Committee, would be improper for the Jensen Board to recommend to stockholders under Delaware law. SEE "THE MERGER -- RECOMMENDATION AND REASONS FOR THE MERGER" for a full description of the various factors considered by the Jensen Board in making its decision.



    OPINION OF JENSEN'S FINANCIAL ADVISOR. Lehman Brothers has delivered its written opinion to the Jensen Board, dated the date of this Proxy Statement, to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, from a financial point of view (i) the Merger Consideration to be received by the public stockholders in the Merger is fair to the public stockholders and (ii) since Recoton requires the prior sale of the OEM Business as a condition to the consummation of the Merger, the consideration to be received by Jensen in the proposed OEM Asset Sale, in the context of the overall transaction and the consideration to be received by the public stockholders in the Merger, is fair to Jensen. A copy of Lehman Brothers' opinion, which sets forth certain assumptions made, matters considered and limitations on the review undertaken, is attached to this Proxy Statement as Annex IV and should be read carefully by the stockholders in its entirety. Jensen has agreed to pay Lehman Brothers a fee upon completion of the Merger in an amount equal to 1% of the Aggregate Merger Consideration plus the amount of any indebtedness for money borrowed which is assumed by Recoton, less $100,000 already paid to Lehman Brothers. SEE "THE MERGER -- FAIRNESS OPINION BY LEHMAN BROTHERS."


    RECOMMENDATION OF THE JENSEN BOARD. The Jensen Board has determined that the terms of the Merger are fair to and in the best interests of Jensen and its stockholders and that the sale of the OEM Business to Mr. Shaw is fair to Jensen and in the best interests of Jensen and its stockholders. THE JENSEN BOARD (WITH MR. SHAW ABSTAINING) HAS UNANIMOUSLY RECOMMENDED THAT THE JENSEN STOCKHOLDERS APPROVE THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY INCLUDING THE MERGER AND THE SALE OF THE OEM BUSINESS TO A COMPANY OWNED BY MR. SHAW. SEE "THE MERGER -- BACKGROUND OF THE MERGER," "-- RECOMMENDATION AND REASONS FOR THE MERGER" and "-- FAIRNESS OPINION BY LEHMAN BROTHERS."

    INTERESTS OF CERTAIN PERSONS IN THE MERGER; MANAGEMENT AFTER THE MERGER. In considering the recommendation of the Jensen Board, the stockholders should be aware that directors and executive officers of Jensen have certain interests in the Merger that are different from, or in addition to, the interests of stockholders of Jensen generally. These interests include, without limitation, voting, stock option, asset sale and employment arrangements, acceleration of vesting of certain stock options, indemnification from certain liabilities and bonuses to be paid in connection with a sale of Jensen.

    Robert G. Shaw, the Chairman, President and Chief Executive Officer of Jensen, is the sole stockholder and Director of IJI Acquisition, the corporation formed to acquire the assets of the OEM Business pursuant to the OEM Agreement. SEE "THE OEM ASSET SALE -- THE OEM AGREEMENT."


    At the Effective Time, the Board of Directors of the Surviving Corporation shall consist of Robert L. Borchardt, Joseph H. Massot, Stuart Mont, Robert G. Shaw and Marc T. Tanenberg and the officers of the Surviving Corporation shall be Robert L. Borchardt, Chairman; Robert G. Shaw, President and Chief Executive Officer; Marc T. Tanenberg, Vice President and Chief Financial Officer; Stuart Mont, Secretary; and Joseph H. Massot, Treasurer and Assistant Secretary. Mr. Shaw will become a member of the Board of Directors of, and an executive officer of, Recoton following the Merger. Mr. Borchardt is the President, Co-Chairman and Co-Chief Executive Officer and a Director of Recoton; Mr. Shaw is the President and Chief Executive Officer and a Director of Jensen and the sole stockholder, President and Director of IJI Acquisition, the corporation which has contracted with Jensen to purchase the assets of the OEM Business; Mr. Mont is the Executive Vice President-Operations, Chief Operating Officer, Chief Financial Officer and Secretary and a Director of Recoton; Mr. Tanenberg is the Vice President and Chief Financial Officer of Jensen; and Mr. Massot is the Vice President, Treasurer and Assistant Secretary and a Director of Recoton.


    Robert G. Shaw has entered into an agreement with Recoton and RC Acquisition Sub to amend his 1991 Employment Agreement with Jensen (the "Amendment"). Pursuant to the Amendment, Mr. Shaw has waived any "change of control" payments which would be due in connection with or upon consummation of the Merger. Mr. Shaw has also entered into an employment agreement with Recoton (the "Shaw Employment Agreement"), which will become effective upon the consummation of the Merger. SEE "SUMMARY -- CERTAIN OTHER AGREEMENTS -- SHAW EMPLOYMENT AGREEMENTS" and the other sections referenced therein.



    One of the executive officers of Jensen is a party to a transitional employment agreement providing for severance payments in the event of termination following a change of control and is entitled to a bonus in the event of a change of control. SEE "THE MERGER -- INTERESTS OF CERTAIN PERSONS IN THE MERGER -- TRANSITIONAL EMPLOYMENT AGREEMENTS."


    An executive officer and the non-employee directors of Jensen hold options to purchase shares of Jensen Common Stock, the vesting of which accelerates upon the Merger. Pursuant to the Merger Agreement, each option will be cancelled and terminated at the Effective Time in consideration for a payment equal to the difference between $11.00 and the exercise price of the option, but in no event less than $50.00 per optionee. One of Jensen's non-employee directors who is a member of the Special Committee is a partner in a law firm which performs significant legal services for Jensen. SEE "THE MERGER -- INTERESTS OF CERTAIN PERSONS IN THE MERGER -- EMPLOYEE STOCK OPTION PROGRAMS."


    Three of Jensen's non-employee directors ("Deferred Holders") have elected to defer the receipt of shares of Jensen Common Stock ("Deferred Shares") owed to them in lieu of directors' fees pursuant to the 1994 Stock Option and Purchase Plan for Non-Employee Directors. Pursuant to the Merger Agreement, immediately prior to the Effective Time, Jensen shall terminate each such director's right to receive the Deferred Shares and in consideration thereof, Jensen shall make a cash payment to each Deferred Holder in an amount equal to the number of Deferred Shares held by such Deferred Holder times $11.00. SEE "THE MERGER -- INTERESTS OF CERTAIN PERSONS IN THE MERGER -- EMPLOYEE STOCK OPTION PROGRAMS."


    As noted above (SEE "THE SPECIAL MEETING"), WBLCF, which holds approximately 25.9% of the shares of Jensen Common Stock outstanding, has agreed with Recoton to vote its shares of Jensen Common Stock in favor of the Merger and against any third party transaction that would interfere with the Merger, to provide a proxy to Recoton to vote its shares under certain circumstances and has granted Recoton an option to purchase its shares of Jensen Common Stock at $8.90 per share plus half of any net proceeds over $8.90 which Recoton receives upon sale of such shares to the extent such net proceeds do not exceed $10.90 per share plus 100% of the net proceeds which Recoton may receive over $10.90 per share upon such sale. WBLCF also committed not to sell or transfer its shares of Jensen Common Stock other than pursuant to the Merger Agreement or the Stock Option and Voting Agreement. SEE "STOCK OPTION, VOTING AND SIMILAR AGREEMENTS."



    Robert G. Shaw, Chairman, President, and Chief Executive Officer of Jensen, who owns approximately 36.8% of the outstanding Jensen Common Stock, has entered into the Spread Agreement with Recoton but has not entered into an agreement to vote his shares in favor of the Merger or granted an option to Recoton to purchase his shares of Jensen Common Stock. SEE "STOCK OPTION, VOTING AND SIMILAR AGREEMENTS." As of the Record Date, Mr. Shaw and the other executive officers and directors of Jensen and their affiliates (including WBLCF) beneficially owned as a group approximately 63% of the shares of Jensen Common Stock expected to be outstanding at the time of the Special Meeting, have indicated that they intend to vote "for" the proposed Merger transaction and the authorization referred to below. SEE "THE SPECIAL MEETING -- VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL."



    EFFECTIVE TIME OF THE MERGER. The Effective Time of the Merger will occur when a Certificate of Merger is filed with the Secretary of State of the State of Delaware. Such filing will occur when all conditions to the Merger contained in the Merger Agreement, including the requisite approval of the stockholders and the consummation of the OEM Asset Sale, have been satisfied or waived. Recoton and Jensen currently anticipate that the Effective Time will occur as soon as practicable after the Special Meeting. SEE "THE MERGER -- REGULATORY CONSIDERATIONS" and "-- OTHER CONDITIONS TO THE CONSUMMATION OF THE MERGER."



    FINANCING. Recoton has delivered to Jensen copies of commitment letters for the financing of the Merger Consideration and to replace certain existing credit facilities of Jensen. Recoton anticipates that it will obtain financing on terms consistent with commercial lending practices. SEE "THE MERGER -- FINANCING THE ACQUISITION AND RELATED EXPENSES; CAPITAL NEEDS."


    REGULATORY CONSIDERATIONS. The consummation of the transactions contemplated by the Merger Agreement is subject to the expiration or earlier termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations thereunder (collectively, the "HSR Act"). Pre-merger notification and report forms with respect to the Merger were filed by Recoton and Jensen under the HSR Act on or about February 23, 1996. The waiting period expired on or about March 25, 1996 and no inquiries were received from either the Federal Trade Commission or the Department of Justice. SEE "THE MERGER -- REGULATORY CONSIDERATIONS."

    The consummation of the transactions contemplated by the Merger Agreement is not subject to compliance with any pre-merger notification or waiting period in any jurisdiction outside the U.S. but is subject to there being no law, regulation, order, decree or injunction then in effect binding on either Recoton or Jensen that would prevent the consummation of the Merger or make it illegal (a "Regulatory Prohibition"), which Regulatory Prohibition could not be avoided pursuant to the terms of the Merger Agreement as described below under "THE MERGER," and the violation of which would have a material adverse consequence to either party. SEE "THE MERGER -- REGULATORY CONSIDERATIONS."

    OTHER CONDITIONS TO THE MERGER. In addition to the approval of the Merger proposals by the stockholders and satisfaction of the regulatory considerations, as described above, the consummation of the Merger is conditioned, which conditions can be waived, upon the satisfaction of certain other conditions set forth in the Merger Agreement, including: (i) the receipt by each party of various legal opinions, certificates, consents, resolutions and reports from the other and from third parties; (ii) the consummation of the OEM Asset Sale in accordance with the OEM Agreement; and (iii) the deposit of cash by Recoton into a segregated escrow fund in an amount equal to the Aggregate Merger
Consideration. SEE "THE MERGER -- OTHER CONDITIONS TO THE CONSUMMATION OF THE MERGER."

    CONSIDERATION OF OTHER PROPOSALS. The Merger Agreement provides that Jensen shall not, directly or indirectly, through any officer, director, employee, representative, agent, or otherwise, solicit, initiate or encourage the submission of any proposal or offer from any person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Exchange Act) or entity relating to any acquisition or purchase of all or (other than in the ordinary course of business) any portion of the assets of, or any equity interest in, or any merger or other business combination with, Jensen or any of its subsidiaries, other than with respect to the OEM Business or the transactions contemplated by the Merger Agreement (collectively, a "Jensen Acquisition Transaction"); PROVIDED, HOWEVER, that Jensen or any of its subsidiaries may take any of the actions otherwise prohibited above if counsel to Jensen advises the Jensen Board or any of its subsidiaries that the failure to take such action or actions might reasonably subject Jensen's or any of its subsidiary's directors to liability for breach of their fiduciary duties. Notwithstanding these restrictions, however, (a) following receipt of a BONA FIDE unsolicited written offer to consummate a Jensen Acquisition Transaction (an "Acquisition Proposal"), Jensen may take and disclose to Jensen's stockholders the position of the Jensen Board contemplated by Rule 14e-2 under the Exchange Act or otherwise make appropriate disclosures to its stockholders,
(b) Jensen may furnish or cause to be furnished information concerning its business, properties or assets to a third party subject to appropriate confidentiality restrictions, and (c) Jensen may engage in discussions or negotiations with a third party concerning a Jensen Acquisition Transaction. If Jensen should receive an Acquisition Proposal or take any action described in
(b) or (c) above, Jensen has agreed to promptly inform Recoton in reasonable detail of the material details of such Acquisition Proposal and/or its actions in response thereto and thereafter to keep Recoton reasonably and promptly informed of all material facts and material circumstances relating to such Acquisition Proposal (including the material terms thereof to the extent not restricted by any other binding agreement). For these purposes, Jensen's actions shall include the actions of its advisors, agents and representatives.

    Subject to the obligation of Jensen to make certain payments to Recoton (which would effectively be offset in significant part by the obligation of Recoton to make payments to Jensen under a certain trademark option agreement) (SEE "THE MERGER -- PAYMENTS AND OTHER RIGHTS UPON TERMINATION"), the Merger Agreement shall terminate automatically if the Jensen Board shall recommend a Jensen Acquisition Transaction or authorize or approve the entering into by Jensen of a Jensen Acquisition Transaction.


    Jensen has received written acquisition proposals from Emerson as described in greater detail under "THE MERGER -- BACKGROUND OF THE MERGER." However, the Special Committee has been unable to negotiate an acceptable agreement with Emerson and believes it is in the best interest of Jensen and its stockholders to proceed with the Merger with Recoton. The Jensen Board has determined to proceed with the Special Meeting and unanimously (with Mr. Shaw abstaining) recommends that the Jensen stockholders vote in favor of the Merger proposal.



    AMENDMENT, WAIVER AND TERMINATION. The Merger Agreement may be amended by the parties at any time before or after approval by the stockholders. However, after the stockholders' approval, no amendment shall be made which changes any of the principal terms of the Merger Agreement, in each case, without the further approval of such stockholders. The Merger Agreement also provides that the parties may extend the time for the performance of any of the obligations or other acts of the other parties, waive any inaccuracies in the representations and warranties contained in the Merger Agreement or in any document delivered pursuant thereto, or waive compliance with any of the agreements or conditions contained in the Merger Agreement.



    The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the stockholders of Jensen, by mutual written consent of RC Acquisition Sub and Jensen or by either RC Acquisition Sub or Jensen if (i) the Merger shall not have been consummated on or before September 2, 1996 or such later date as may be designated by Recoton (but not later than March 31, 1997) (the "Termination Date"), (ii) the requisite vote of the Stockholders to approve the Merger Agreement and the transactions contemplated thereby shall not have been obtained at the Special Meeting, or any adjournments thereof, (iii) any governmental or regulatory body, the consent of which is a condition to the obligations of the parties to consummate the transactions contemplated thereby, shall have determined not to grant its consent and any appeals of such determination shall have been taken and have been unsuccessful or such body shall have imposed conditions or limitations on its consent that would have a material adverse effect on the prospects of the Surviving Corporation unacceptable to Recoton and any appeals from such imposition shall have been taken and have been unsuccessful, or (iv) any court of competent jurisdiction in the United States, or any state or any country in which there is a subsidiary of Jensen, shall have issued an order, judgment or decree (other than a temporary restraining order) restraining, enjoining or otherwise prohibiting the Merger and such order, judgment or decree shall have become final and nonappealable. In addition, RC Acquisition Sub and Jensen each may terminate the Merger in accordance with specific additional provisions of the Merger Agreement. SEE "THE MERGER -- AMENDMENT, WAIVER AND TERMINATION." For the consequences of such termination, SEE "THE MERGER -- PAYMENTS AND OTHER RIGHTS UPON TERMINATION."


    CERTAIN   FEDERAL  INCOME  TAX  CONSEQUENCES.     In  general,  each  Jensen
stockholder, including stockholders who exercise dissenter's rights, will recognize gain or loss per share equal to the difference between the cash received per share for the stockholder's shares and the stockholder's tax basis per share in the Jensen Common Stock. Such gain or loss generally will be treated as capital gain or loss if a stockholder's shares of Jensen Common Stock are held as capital assets at the time of the Merger. Shares of Jensen Common Stock acquired through the exercise of employee qualified stock options and which have not been held for the requisite holding periods, and any other shares that are not held as capital assets, will be subject to federal income tax at ordinary income tax rates. In transactions which are not structured similarly to the Merger, the Internal Revenue Service (the "Service") has asserted that a stockholder who voluntarily receives less consideration for his shares than other stockholders is deemed to have received the average consideration paid for all shares of that class. If the Service were to extend that position to the Merger, the Service may assert that the amount of cash into which the Jensen Common Stock is converted must be treated as received by all the Jensen stockholders on a pro rata basis and that the Principal Stockholders will then be deemed to make a payment of a portion of the Merger Consideration to the public stockholders. If this characterization of the Merger were advanced by the Service and upheld, the public stockholders would be treated as receiving less consideration for their Jensen Common Stock than they actually receive (which could result in a capital loss being recognized as a result of the exchange) and the difference would possibly be treated as transferred by the Principal Stockholders to the public stockholders, possibly resulting in ordinary income to the public stockholders to the extent of such payment. THE FOREGOING TAX DISCUSSION IS INCLUDED FOR GENERAL INFORMATION ONLY AND IS BASED UPON PRESENT LAW. EACH STOCKHOLDER SHOULD CAREFULLY REVIEW THE MORE DETAILED DESCRIPTION CONTAINED IN "THE MERGER -- CERTAIN FEDERAL INCOME TAX CONSEQUENCES" AND CONSULT SUCH STOCKHOLDER'S OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO SUCH STOCKHOLDER, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN SUCH TAX LAWS. SPECIAL RULES APPLY TO JENSEN COMMON STOCK ACQUIRED PURSUANT TO THE EXERCISE OF EMPLOYEE STOCK OPTIONS OR OTHERWISE AS COMPENSATION. SEE "THE MERGER
- -- CERTAIN FEDERAL INCOME TAX CONSEQUENCES."


    DISSENTERS' RIGHTS. Holders of Jensen Common Stock who follow the procedures set forth in Section 262 of the DGCL will be entitled to have their Jensen Common Stock appraised by the Delaware Chancery Court and to receive payment in cash of the "fair value" of such Jensen Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, as determined by such court.

    A holder of Jensen Common Stock wishing to exercise such holder's appraisal rights (i) must not vote in favor of adoption of the Merger Agreement and (ii) must deliver to Jensen, prior to the vote on the Merger Agreement at the Special Meeting, a written demand for appraisal of such holder's Jensen Common Stock.

    Stockholders considering seeking appraisal should be aware that the fair value of their Jensen Common Stock as determined under Section 262 could be more than, the same as, or less than the consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their Jensen Common Stock and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under Section 262.

    Failure to follow the steps required by Section 262 of the DGCL for perfecting appraisal rights may result in the loss of such rights (in which event a Stockholder will be entitled to receive the Merger Consideration with respect to such Jensen Common Stock in accordance with the Merger Agreement). Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenter's exclusive remedy. SEE "THE MERGER -- DISSENTERS' RIGHTS" and Section 262 of the DGCL attached hereto as Annex V.


OEM ASSET SALE



    Simultaneous with the execution of the Merger Agreement, Jensen and IJI Acquisition entered into an agreement which, as subsequently amended, requires Jensen to sell and IJI Acquisition to purchase the assets associated with Jensen's OEM Business (the "OEM Assets") for approximately $18.4 million (subject to certain closing date adjustments which reflect the changing levels of assets and liabilities in the ordinary course of business and which would have resulted in a purchase price of approximately $18.2 million if the closing occurred on May 31, 1996) plus assumption of all related liabilities except as otherwise expressly agreed; alternatively the parties may designate a purchaser for all or a portion of Jensen's receivables related to the OEM Business, in which case corresponding changes shall be made to the purchase price and other terms. IJI Acquisition is an Illinois corporation which is solely-owned by Robert G. Shaw, Chairman of the Board, President, and Chief Executive Officer of Jensen. The financing necessary for the cash purchase of the OEM Assets will be provided in part by a bank credit facility obtained by IJI Acquisition. The OEM Asset Sale is to be consummated immediately prior to the closing of the Merger. Thereafter, Recoton and the Surviving Corporation will provide management and administrative services to IJI Acquisition under a Management Services Agreement. SEE "THE OEM ASSET SALE -- THE OEM AGREEMENT" and "-- OEM RELATED AGREEMENTS."


CERTAIN OTHER AGREEMENTS


    AR AGREEMENT. Simultaneous with the execution of the Merger Agreement, Recoton and Jensen entered into an Exclusive World-Wide License and Option to Sell and Option to Purchase Proprietary Rights (the "AR Agreement"), pursuant to which Recoton acquired from Jensen a license to, and an option to purchase, all rights to the "Acoustic Research" and "AR" trademarks (collectively, the "AR Marks"), and Jensen acquired an option to sell the AR Marks to Recoton, under certain circumstances. The AR Agreement was dated as of January 3, 1996, and has been subsequently amended effective May 9, 1996, and June 23, 1996. The AR
Agreement provides Recoton an option to purchase the AR Marks (which Jensen acquired in December 1989 for approximately $500,000 as part of its purchase of the AR business) from Jensen and provides Jensen an option to sell the AR Marks to Recoton, in each case for $3.5 million. The AR Agreement also provides for a license fee of $10,000 per month for the use of the AR Marks for the first year and the greater of $10,000 per month or four percent of net shipments for each annual period thereafter until the AR Agreement terminates. On May 1, 1996, Jensen and Recoton entered into an escrow agreement, subsequently amended on May 9, 1996, pursuant to which the escrow agent is obligated to deliver an executed assignment of the Acoustic Research and AR trademarks to Recoton upon the occurrence of certain circumstances including Recoton's exercise of the purchase option and payment of the purchase price for such trademarks. SEE "OTHER JENSEN AND RECOTON AGREEMENTS."

    LOAN BY RECOTON TO JENSEN. Contemporaneous to the entering into of the Merger Agreement and the AR Agreement, in lieu of an upfront payment for the AR Marks, Recoton lent to Jensen $2 million, evidenced by a promissory note, due on the earlier of January 2, 1997 (or, if later, the extended termination date under the AR Agreement) or the Effective Time of the Merger. The note bears interest at the applicable short-term federal interest rate as in effect at the time of the execution of the note (approximately 6%). Pursuant to the AR Agreement, Recoton may cancel the note in payment of a portion of the purchase price for the option under the AR Agreement. SEE "OTHER JENSEN AND RECOTON AGREEMENTS."



    OEM AMENDMENT AGREEMENT. On May 1, 1996, Jensen and Recoton entered into an agreement (the "OEM Amendment Agreement") which was subsequently restated effective as of May 9, 1996, and pursuant to which (i) Recoton consented to Jensen's execution of the OEM Agreement, (ii) Jensen agreed not to agree to any amendment to the OEM Agreement, or any language for exhibits "to be attached subsequent to execution of the OEM Agreement," or to the sale of Jensen's accounts receivable related to the OEM Business at a discount in excess of an aggregate of $200,000 of the face amount of such receivables, in each case without Recoton's prior written approval and (iii) Jensen agreed, if so requested by Recoton and at Recoton's expense, that it would assert whatever rights it may have under the OEM Agreement to seek to compel specific performance by IJI Acquisition. SEE "OTHER JENSEN AND RECOTON AGREEMENTS."


    SHAW EMPLOYMENT AGREEMENTS. On May 1, 1996, Recoton, RC Acquisition Sub, Jensen and Robert G. Shaw, Chairman of the Board, President, and Chief Executive Officer of Jensen, entered into an employment agreement, which becomes effective upon the Merger, pursuant to which Mr. Shaw will become a Director and executive officer of Recoton, and will become the President and Chief Executive Officer of the Surviving Corporation. Mr. Shaw previously entered into an amendment of his 1991 Jensen Employment Agreement with Recoton and RC Acquisition Sub, pursuant to which Mr. Shaw waived his right to change of control payments effective upon the consummation of the Merger. SEE "THE MERGER -- INTERESTS OF CERTAIN PERSONS IN THE MERGER -- EMPLOYMENT AGREEMENT OF ROBERT G. SHAW."

    STOCK OPTION, VOTING AND SIMILAR AGREEMENTS. As noted above (SEE "THE SPECIAL MEETING"), WBLCF, which holds approximately 25.9% of the shares of Jensen Common Stock outstanding, has entered into a stock option and voting agreement with Recoton and Robert G. Shaw, Chairman, President, and Chief Executive Officer of Jensen, who owns approximately 36.8% of the outstanding Jensen Common Stock, has entered into the Spread Agreement with Recoton. SEE "STOCK OPTION, VOTING AND SIMILAR AGREEMENTS."

                              THE SPECIAL MEETING

    This Proxy Statement and the accompanying proxy form are furnished in connection with the solicitation by the Jensen Board of proxies to be used at the Special Meeting.


TIME AND PLACE; PURPOSE



    The Special Meeting will be held on August 28, 1996, at 9:00 A.M., local time, at the Tri-State International Office Center, First Floor Auditorium, Building 200, Lincolnshire, Illinois 60069, including any adjournments or postponements thereof.



    At the Special Meeting, the Jensen stockholders will be asked to consider and approve the Merger Agreement, pursuant to which RC Acquisition Sub will be merged with and into Jensen. Approval of the Merger Agreement also will constitute approval of the transactions contemplated thereby, including the Merger and OEM Asset Sale. In the OEM Asset Sale, Jensen will sell to IJI Acquisition (and, possibly, other purchasers) the assets associated with Jensen's OEM Business for approximately $18.4 million (subject to certain closing date adjustments) plus assumption of all related liabilities. In the Merger, the separate existence of RC Acquisition Sub will cease and each outstanding share of Jensen Common Stock will be converted into the right to receive the Merger Consideration (I.E., cash in the amount of $11.00 (or $8.90 in the case of shares held beneficially by the Principal Stockholders)). For a more complete description of the Merger Agreement and the forms of agreement annexed thereto, the other terms of the Merger and the OEM Asset Sale and related matters, see "THE MERGER" and "THE OEM ASSET SALE." A copy of the Merger Agreement is included as Annex I to this Proxy Statement and a copy of the OEM Agreement is included as Annex II to this Proxy Statement.


    STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY TO JENSEN. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING IN PERSON MAY VOTE THEIR STOCK PERSONALLY, EVEN IF THEY HAVE PREVIOUSLY MAILED A PROXY.

VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL


    The Jensen Board has fixed the close of business on July 15, 1996, as the Record Date. Only holders of record of shares of Jensen Common Stock on the Record Date are entitled to notice of, and to vote at, the Special Meeting, whether in person or by proxy. On July 15, 1996, there were 5,738,132 shares of Jensen Common Stock outstanding and entitled to vote at the Special Meeting, which shares were held by approximately 75 stockholders of record and approximately 1,200 beneficial stockholders.


    Each stockholder of record as of the Record Date is entitled to cast one vote per share. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Jensen Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting.

    Under the Jensen By-Laws, and the DGCL, the affirmative vote of a majority of the shares of Jensen Common Stock represented in person or by proxy and entitled to vote on the Merger Agreement is required to approve the Merger Agreement and the transactions contemplated thereby, including the Merger and the OEM Asset Sale.

    In addition, approval of the Merger Agreement, which constitutes approval of the Merger and the OEM Asset Sale, must be by a majority of the shares of Jensen Common Stock which are voted at the Special Meeting, other than shares held directly or indirectly by Robert G. Shaw, Chairman of the Board, President, and Chief Executive Officer of Jensen (a "Disinterested Majority").


    As of July 15, 1996, directors and executive officers of Jensen and their affiliates as a group beneficially owned 3,612,354 shares of Jensen Common Stock, or approximately 63% of those shares of Jensen Common Stock outstanding as of such date, including 2,111,854 shares (approximately 36.8% of the outstanding Jensen Common Stock) held beneficially by Robert G. Shaw and 1,487,500 shares (approximately 25.9%) of the outstanding Jensen Stock held by WBLCF. See "PRINCIPAL STOCKHOLDERS." All of such persons have advised Jensen that they intend to vote "for" the approval and adoption of the Merger Agreement and the consummation of the transactions contemplated thereby, and "for" authorizing the person or persons voting the proxies to vote in favor of adjournment or postponement of the Special Meeting if management of Jensen determines that such adjournment or postponement is necessary or appropriate.


    WBLCF, which holds approximately 25.9% of the shares of Jensen Common Stock outstanding, has entered into the Stock Option and Voting Agreement with Recoton. Pursuant to the Agreement, WBLCF has agreed to vote its shares of Jensen Common Stock in favor of the Merger and against any third party transaction that would interfere with the Merger, and has provided a proxy to Recoton to vote its shares under certain circumstances and has granted Recoton an option to purchase its shares of Jensen Common Stock at $8.90 per share plus additional amounts which depend on whether the sales price for such shares is greater or lesser than $10.90 per share. The stock option may be exercised upon the happening of certain conditions until the earlier of the Effective Time of the Merger or 30 days after the termination of the Merger Agreement, as more fully described below. SEE "STOCK OPTION, VOTING AND SIMILAR AGREEMENTS."

    Robert G. Shaw, Chairman, President, and Chief Executive Officer of Jensen, has entered into the Spread Agreement with Recoton. SEE "STOCK OPTION, VOTING AND SIMILAR AGREEMENTS." Mr. Shaw, however, has not entered into a voting agreement or stock option with respect to the shares of Jensen Common Stock which he beneficially holds.


    If fewer shares of Jensen Common Stock are voted in favor of the Merger proposal than the number required for approval of the Merger, it is expected that the Special Meeting will be postponed or adjourned for the purpose of allowing additional time for soliciting and obtaining additional proxies or votes in order to obtain approval of the Merger. At any subsequent reconvening of the Special Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Special Meeting, except for any proxies that theretofore effectively have been revoked or withdrawn.


PROXIES


    If a proxy is properly executed and timely returned, it will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger and the OEM Asset Sale, and for authorizing the person or persons voting the proxies to vote in favor of adjournment or postponement of the Special Meeting if the Jensen Board determines that such adjournment or postponement is necessary or appropriate. In addition, properly executed proxies that are timely returned will be voted in accordance with the judgment of the person or persons voting the proxies on any other matter that properly may be brought before the Special Meeting. A properly executed proxy marked "ABSTAIN" will not be voted. Accordingly, since the affirmative vote of a majority of the shares of Jensen Common Stock outstanding on the Record Date is required for approval of the Merger Agreement, a proxy marked "ABSTAIN" will have the effect of a vote against the Merger proposal for purposes of meeting the approval level required under the Jensen By-Laws and the DGCL. Failures to vote and abstentions will not, however, be considered in determining whether a majority of the shares voted at the Special Meeting other than shares held by Robert G. Shaw have voted in favor of the Merger Agreement. Brokers and nominees are precluded from exercising their voting discretion on the Merger Agreement and thus, absent specific instructions from the beneficial owner of such shares, are not empowered to vote such shares on the Merger proposal. A broker non-vote with respect to the Merger Agreement will have the effect of a vote against the Merger Agreement for purposes of meeting the approval level required under the Jensen By-Laws and the DGCL but will not be counted toward the vote required by the Disinterested Majority. Shares represented by broker non-votes or as to which the proxy is marked "ABSTAIN" will, however, be counted for purposes of determining whether there is a quorum at the Special Meeting.


    It is not expected that any matter not referred to herein will be presented for action at the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons named in the proxies will have discretion to vote on such matters in accordance with their best judgment. However, shares represented by proxies that have been voted "AGAINST" the Merger Agreement will not be used to vote "FOR" postponement or adjournment of the Special Meeting for the purpose of allowing additional time for soliciting additional votes "FOR" the Merger Agreement. The grant of a proxy will also confer discretionary authority on the persons named in the proxy as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Special Meeting, including (except as stated in the preceding sentence) adjournment for the purpose of soliciting additional votes.

    A stockholder of Jensen may revoke his or her proxy at any time prior to its use by delivering to the Secretary of Jensen a signed notice of revocation or a later dated signed proxy or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself constitute the revocation of a proxy.


    The expense of filing, printing, assembling and mailing this proxy material to stockholders will be shared equally by Jensen and Recoton, and the cost of soliciting proxies will be borne by Jensen. Jensen may use the services of its directors, officers and employees to solicit proxies without additional salary or compensation to them. In addition to solicitation by use of the mails, solicitation may be made in person, or by telephone or telegraph. Jensen also has retained the services of The Financial Relations Board, Inc. to assist in the solicitation of proxies for a fee estimated in the range of $15,000 to $25,000. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of Jensen's shares held of record by such persons, and Jensen will reimburse such persons for reasonable out-of-pocket expenses incurred by them related thereto. To the extent necessary in order to ensure sufficient representation at the Special Meeting, Jensen may request by telephone or telegram the return of proxies. The extent to which this will be necessary depends entirely upon how promptly proxies are returned.


    No vote of the shareholders of Recoton is required for consummation of the Merger.

                                   THE MERGER

    This section of the Proxy Statement describes certain aspects of the proposed Merger including the principal provisions of the Merger Agreement. The Merger Agreement is attached as Annex I to this Proxy Statement and is incorporated herein by reference. All stockholders of Jensen are urged to read the Merger Agreement in its entirety and with care.

BACKGROUND OF THE MERGER

    In December 1994, Jensen management made a presentation to the Jensen Board concerning strategic alternatives to enhance stockholder value. Jensen had recently reported its fourth consecutive quarter of strong financial results with limited impact on the market price of Jensen stock. Neither management nor the Jensen Board believed that the then-current Jensen stock price adequately reflected the recent results and expected future earnings potential of Jensen. In subsequent meetings with current and prospective investors interested in investing in Jensen stock, management was informed of investor concerns regarding the limited float and inadequate trading in Jensen's Common Stock. Also, there was a perception that Jensen was primarily an original equipment manufacturing concern, which helped explain why Jensen Common Stock traded at a price earnings multiple similar to an automotive components company, rather than at the higher relative price earnings ratio for comparable consumer electronics businesses.

    In April 1995, the Jensen Board continued to discuss such strategic issues and Jensen retained a leading investment banking firm as financial advisor to advise Jensen in connection with the consideration of a variety of strategic alternatives including but not limited to, remaining independent, going private, selling certain businesses and/or selling through a merger or otherwise, the entire company. In late April and the first half of May 1995 Jensen management had extensive discussions with, and provided information to, the investment banking firm and such firm also reviewed other information in connection with its analysis. On May 17, 1995, the Jensen Board and management received a presentation from the investment banking firm regarding financial alternatives. At the May 17, 1995, meeting, the Jensen Board, after consultation with management and its investment banking firm, determined that it would be in the best interests of the Stockholders to explore a sale or merger of Jensen as a single entity with a strategic partner. The investment banking firm advised Jensen that, due to a conflict of interest, it could not proceed in representing Jensen with respect to the possible sale or merger of Jensen. Accordingly, in June 1995, Jensen selected and engaged the investment banking firm Lehman Brothers as its exclusive financial advisor to identify opportunities for the sale of Jensen and to solicit and evaluate a potential sale or merger and to advise the Jensen Board in connection therewith.


    Lehman Brothers developed an extensive list of potential candidates, including companies in Europe, Asia and the United States. Lehman Brothers and Jensen management then attempted to prioritize the potential candidates. Through Lehman Brothers and/or management, many of these companies were contacted on a confidential basis from June through August 1995 concerning their interest in acquiring Jensen. Due to concerns regarding a possible adverse impact on Jensen's business, these contacts were focused on potential acquirors deemed most likely to pay a fair price in a negotiated transaction and did not include a broad-based solicitation. Several companies expressed interest in Jensen and exploratory discussions were conducted with these entities. One of the companies that had expressed an interest in Jensen was Semi-Tech (Global) Company Ltd. ("Global"). A number of discussions took place between Lehman Brothers and Stephen Goodman, a Managing Director of Global's financial advisor, Bankers Trust Company, Hong Kong ("Bankers Trust"). As a result of these discussions and investigation by Jensen's financial advisor, Jensen's financial advisor concluded that Global was generally interested in acquiring less than 100% of a target company and that Global also sought to buy companies in difficult financial circumstances at favorable prices. For these reasons, Lehman Brothers concluded that Global was not likely to be interested in acquiring 100% of Jensen at a competitive price and did not pursue discussions with Global's financial advisor. At no time prior to January 3, 1996 (when the Recoton transaction was announced) did Mr. Goodman or anyone else advise Jensen or its financial advisor that Bankers Trust also represented Emerson or that Emerson had an interest in acquiring Jensen.


    Recoton was also one of the companies which was contacted by management and expressed interest in Jensen. On August 21, 1995, management of Recoton met with the Jensen Board and management of Jensen concerning the possibility of a business combination involving Recoton and Jensen. Management of the two companies had previously discussed possible strategic alliances and/ or licensing arrangements on several occasions from July 1994 through April 1995 (including phone discussions in July 1994, discussions at industry meetings in August 1994 and February 1995, a meeting in Lake Mary, Florida in March 1995 and phone discussions in April 1995). A number of potential advantages of combining Recoton and Jensen were identified, including (i) increased distribution strength with customers as a result of combining the two companies; (ii) Recoton's strength in sourcing its products from Asia and Jensen's ability to benefit from Recoton's sourcing expertise in improving the quality and economics of Jensen's sourcing efforts; (iii) Recoton's strong distribution in Canada, where Jensen's distribution is relatively weak; (iv) Jensen's strong presence in Europe, which Recoton lacks; and (v) increased leverage of Jensen's brand names by Recoton. Numerous discussions and negotiations concerning a possible transaction occurred after August 21, 1995. Recoton initially indicated its interest in a licensing transaction or a purchase of the Branded Business. The Board made it clear that its objective was to sell Jensen as a whole. Recoton indicated that it might be interested in considering a purchase of Jensen, but that it wanted an agreement from Jensen that it would not continue to solicit other acquisition candidates until September 1, 1995, at which time Recoton would inform Jensen as to whether it was interested in acquiring Jensen. Jensen agreed to Recoton's request. The September 1, 1995, date was extended and on September 18, 1995, Recoton presented a preliminary proposal to purchase Jensen. Lehman Brothers had numerous discussions with Recoton and its financial advisor, Furman Selz LLC ("Furman Selz") regarding Recoton's offer between September 18 and September 27, 1995.

    On September 27, 1995, Recoton submitted a proposed draft letter of intent to acquire Jensen for a combination of cash and Recoton common shares. The total value of the transaction ranged in value from $10.63 to $12.15 per share of Jensen Common Stock based upon the price of Recoton common shares. Recoton's proposal was subject to due diligence investigation and Recoton, through Furman Selz, informed Lehman Brothers that it would not commence its due diligence unless it obtained an exclusivity arrangement and an agreement from Jensen to pay a termination fee if the Jensen Board accepted an alternative acquisition proposal.



    Jensen's Board discussed Recoton's proposal on September 27, 1995, and was reluctant to enter into a letter of intent with Recoton because it did not want to have an obligation to disclose a possible transaction prior to Recoton completing its due diligence and confirming its intention to purchase Jensen. Further, the Jensen Board wanted to maintain its options and did not want to enter into any agreement which foreclosed or deterred other offers. The Jensen Board discussed whether sale of the OEM Business, which had fewer synergies in the context of a Recoton proposal, should be explored separately but determined that it was best to continue to negotiate for a sale of the entire company as a single entity. The Jensen Board requested that its financial advisor and counsel negotiate a due diligence agreement with Recoton rather than a letter of intent, which would allow both parties to conduct their due diligence, and proceed to negotiate a definitive merger agreement. Jensen's Board agreed that Jensen would pay a termination fee in the event Jensen accepted an alternative transaction on the condition that the fee was reasonable and would not deter other offers.


    Between September 27 and October 4, 1995, Lehman Brothers and Jensen's legal counsel negotiated a due diligence agreement with Recoton. On October 4, 1995, the Jensen Board was advised that Recoton was the only company expressing continued interest in acquiring Jensen and approved a form of agreement which would allow Recoton to conduct due diligence, and, unless Recoton advised Jensen in writing within 30 days that it did not intend to make an offer to purchase Jensen, Jensen would then be permitted to conduct due diligence concerning Recoton. In addition, until the earlier of 60 days or the date on which Recoton advised Jensen that it did not intend to make an offer to purchase Jensen, Jensen would provide Recoton limited exclusivity. However, Jensen would continue to be permitted to (i) respond to a tender offer, (ii) furnish information concerning its business, its properties or assets to a third party and (iii) engage in discussions or negotiations with a third party concerning an alternative transaction. The due diligence agreement obligated Jensen to pay a fee of $1,500,000 and Recoton's expenses in an amount not to exceed $500,000 under certain circumstances, including Jensen's acceptance of an alternative transaction.

    The due diligence agreement was signed on October 16, 1995. Towards the end of the first 30-day period, Recoton's representatives expressed concern about the OEM Business and its ability to generate adequate returns in relation to the inherent business risks of the business. During this period, Jensen's financial performance fell below the projections that Recoton had reviewed and relied upon in making its original proposal. Recoton and Jensen agreed to delay the commencement of Jensen's due diligence of Recoton beyond the 30-day period. By late November, Recoton had expressed additional concerns about buying the OEM Business and it appeared Recoton would be proposing a different form of transaction.


    On December 4, 1995, Jensen management and Lehman Brothers had a discussion with management of Recoton and Furman Selz. Recoton stated that its preferred form of transaction was to enter into a licensing agreement, which Recoton realized was not acceptable to Jensen. Recoton had stated shortly prior to December 4, 1995, that it was not interested in acquiring the OEM Business. On or about December 4, 1995, Recoton proposed a transaction under which Recoton would buy all of Jensen excluding the OEM Business, which would be sold in a separate transaction. Under this proposal, Recoton would agree to pay $6.00 per share of Jensen Common Stock and would pass through to the stockholders of Jensen the net proceeds from the sale of the OEM Business. Recoton also requested from Jensen immediate and exclusive access to the AR Marks through license or purchase so that a Recoton subsidiary could introduce a new product line under those trademarks at the Consumer Electronics Show in Las Vegas in early January 1996.

    As of early December 1995, no other entity, including those that had previously expressed interest or participated in exploratory discussions, continued to express an interest in pursuing a transaction with Jensen. At a meeting on December 5, the Jensen Board was advised of and discussed Recoton's transaction. The Jensen Board decided that, in light of Jensen's deteriorating financial performance, including the OEM Business, Jensen should negotiate further with Recoton, continuing to believe that a combination with Recoton was in the best interests of Jensen's stockholders. Jensen's Board and management, in consultation with Lehman Brothers, did not feel that it was prudent to attempt to find an independent buyer of the OEM Business because they were concerned that marketing the OEM Business could have a material adverse impact on the business by adversely affecting Jensen's relationships with the OEM Business' customers, which consist of large automotive manufacturers, and risking the departure of key employees. Also, in light of Recoton's request for immediate access to the AR Marks, Jensen did not want to jeopardize the Recoton proposal through additional delays in trying to find a buyer for the OEM Business. Accordingly, Lehman Brothers discussed the possibility of selling the OEM Business to Robert G. Shaw, Jensen's President and Chief Executive Officer and largest stockholder, and/or WBLCF, Jensen's second largest stockholder. Both Mr. Shaw and WBLCF analyzed the possible acquisition of the OEM Business. WBLCF determined that it was not interested in purchasing the OEM Business on its own but that it might participate with Mr. Shaw in a purchase transaction if necessary. Mr. Shaw initially offered to pay between $12 and $15 million for the OEM Business and subsequently agreed to purchase the OEM Business for approximately $15 million, subject to adjustment, plus the assumption of a mortgage on one of the facilities of the OEM Business and all other liabilities (including contingent and unknown liabilities) (except as otherwise scheduled) of the OEM Business, subject to various conditions, including a simultaneous sale to Recoton of the Branded Business, receipt of acquisition financing and satisfactory environmental reports. At December 31, 1995, the net book value of the assets and known liabilities of the OEM Business being purchased was approximately $25.5 million. After discussing Jensen's current financial performance and its prospects as an independent entity, the Jensen Board instructed Lehman Brothers to pursue the Recoton transaction and continue to explore with Mr. Shaw and WBLCF terms upon which either or both of them would be willing to make an offer to acquire the OEM Business.



    Jensen's tax advisors reviewed the tax implications of the sale of the OEM Business for $15 million and determined that such a sale would result in a tax loss to Jensen and would entitle Jensen to certain tax loss carry-backs and tax loss carry-forwards. Jensen and its advisors then told Recoton that Jensen's stockholders should receive a significant portion of the tax benefits resulting from the sale of the OEM Business. Shortly before December 19, 1995, Recoton made a proposal pursuant to which Recoton would pay $8.63 a share at the closing, representing $6.00 a share for the Branded Business, plus $15 million ($2.63 per share) which was equal to the cash to be received from a potential sale of the OEM Business to Mr. Shaw, and a deferred payment of $.20 per share assuming no significant offsets by reason of any breached representations in connection with the transaction and receipt of tax savings associated with the sale of the OEM Business.



    The Jensen Board concluded at a December 19, 1995, meeting that any deferral or holdback of a portion of the purchase price was not acceptable, all representations should expire at the closing as is customary in sales of publicly held companies, and Jensen stockholders should receive immediately at closing a significant portion of the tax benefits resulting from the sale of the OEM Business. The Jensen Board also considered Recoton's desire to acquire immediate access to the AR Marks upon the signing of a definitive agreement and determined that it would only enter into a license arrangement or sale of the AR Marks in the event Recoton agreed to make a substantial up front payment upon signing of an agreement and if Recoton was required to make a substantial additional payment for the AR Marks in the event the transaction did not close. Jensen had acquired the AR Marks in December 1989 for a purchase price of approximately $500,000 as part of its purchase of the AR business.



    At the December 19, 1995, meeting, Mr. Shaw stated he would only offer to buy the OEM Business if the Jensen Board believed that would be in the best interest of all the stockholders. The other four

Directors of Jensen (the "Independent Directors") met separately with Lehman Brothers and Jensen's legal counsel to discuss and consider the sale of the OEM Business to Mr. Shaw. They also met separately to discuss this transaction with management of Jensen other than Mr. Shaw. Such management personnel were questioned regarding their views of any benefits or detriments involved in a potential transaction with Recoton and as appropriate regarding their views as to the value and prospects of the OEM Business. With management absent, Mr. Chandler of WBLCF advised the Jensen Board that WBLCF might somehow participate with Mr. Shaw in acquiring the OEM Business if necessary but that WBLCF did not want to buy the OEM Business separately and believed the proposal by Mr. Shaw to buy the OEM Business was fair to all stockholders, including WBLCF, which owned about 26% of the stock of Jensen. At the conclusion of the meeting the Jensen Board authorized two of the Independent Directors to discuss directly with Recoton's Chairman the fact that Recoton's proposal was not acceptable and to indicate the terms the Jensen Board desired, including the financial terms that would be required in connection with any immediate license or sale of the AR Marks which the Board structured to motivate Recoton to close any transaction.



    In a meeting of the Independent Directors on December 21, 1995, the Independent Directors were apprised of the results of further negotiations with Recoton which had resulted in an offer by Recoton to acquire the Company for $8.90 per share and Recoton's agreement that the AR Marks would be acquired for $2 million if Jensen failed to close the Merger and for $7 million if Recoton failed to close the Merger. The Jensen Board believed the AR agreement would provide a strong incentive to Recoton to close and a premium value to Jensen for the AR Marks if a Recoton transaction did not close. The Jensen Board was advised that Recoton would, as part of its entire offer, be requesting an appropriate break-up fee if Jensen wilfully failed to close the transaction with Recoton, including by accepting a higher offer from a third party. The Jensen Board was advised that a condition of the offer of Recoton was a concurrent purchase of the OEM Business by another purchaser. Mr. Chandler again expressed the view that he believed the sale of the OEM Business for the amount proposed by Mr. Shaw was fair to Jensen. The Independent Directors of the Jensen Board approved the transaction subject to appropriate documentation, a fair break-up fee and receipt of appropriate fairness opinions from Lehman Brothers regarding the entire transaction and the sale of the OEM Business.



    In further negotiations between December 21, 1995, and December 29, 1995, an integration of the break up fee required by Recoton and the payments for the AR Marks required by the Jensen Board was accomplished by draft provisions which varied the amount Recoton would have to pay for the AR Marks, depending on the circumstances which caused the transaction not to close, with these payments structured to offset each other and to provide what the Jensen Board and its advisors believed to be a reasonable termination fee under appropriate circumstances. Prior to finalizing the Merger Agreement and the AR Agreement, the structure of these payments was changed so that the payment for the AR Marks was fixed, but the amount of the termination payment by Jensen varied depending on certain circumstances; the $6 million price, however, reflected a price in excess of fair market value and, accordingly, included in it the equivalent of a break-up fee from Recoton if there was no offsetting fee from Jensen. (Under the Merger Agreement and AR Agreement as signed on January 3, 1996, if the Merger Agreement terminated because Jensen entered into a transaction with a third party, the net effect would be that Recoton would receive the AR Marks, while the termination fee and payment for the AR Marks would fully offset each other.)



    By December 29, 1995, Recoton offered to pay $8.90 per share for Jensen, subject to the contemporaneous sale of the OEM Business to Mr. Shaw for approximately $15 million plus assumption of related liabilities as described above. Recoton also requested an exclusive worldwide license to use the AR Marks prior to the Merger and an option to purchase such trademarks if the Merger did not take place. See "OTHER JENSEN AND RECOTON AGREEMENTS."



    At a meeting on December 29, 1995, Recoton's Board reviewed the terms of the proposed offer, and the results of its due diligence and the analysis of the proposed transaction prepared by Furman

Selz, and, at that time, approved the terms and conditions of the Merger and authorized the execution of the Merger Agreement and the AR Agreement relating to the license of and option to acquire the AR Marks.


    Lehman Brothers delivered to the Jensen Board its written fairness opinions concerning the Merger and the sale of the OEM Business at a meeting of the Jensen Board on January 2, 1996. At the January 2 meeting, the Jensen Board subsequently approved the terms and conditions of the Merger Agreement (as either a cash and stock transaction or an all cash transaction), the AR Agreement and the OEM Agreement.



    On January 3, 1996, Recoton and Jensen signed the Merger Agreement and the AR Agreement, and Jensen and IJI Acquisition, a corporation formed by Mr. Shaw, signed the OEM Agreement. At the same time, in lieu of an up front payment for the AR Marks, Recoton lent to Jensen $2 million, evidenced by a promissory note, due on the earlier of January 2, 1997 (or, if later, the extended termination date under the AR Agreement), or the Effective Time of the Merger, bearing interest at the applicable short-term federal interest rate in effect at the time of the execution of the note.



    Shortly after the agreement between Jensen and Recoton was announced in early January 1996, Lehman Brothers was contacted by Bankers Trust and Emerson regarding the possible interest of Emerson in acquiring Jensen. This was the first time Lehman Brothers or Jensen was informed that Bankers Trust represented Emerson or that Emerson had an interest in acquiring Jensen. As stated above, Bankers Trust had discussions with Lehman Brothers on behalf of Global in the summer of 1995. Promptly following the January contacts by Bankers Trust and Emerson, Lehman Brothers and Jensen management reviewed public filings of Emerson in order to gauge the ability of Emerson to finance an acquisition of Jensen. On January 11, 1996, Emerson's President wrote to Mr. Shaw and stated that Emerson was prepared to make an offer that was higher than Recoton's offer. After that date and following various conversations among Jensen's and Emerson's respective financial advisors and management, Emerson indicated orally that it would be willing to pay $8.90 in cash per share in a transaction that would mirror the Recoton transaction (including the sale of the OEM Business to Mr.
Shaw).



    On January 15, 1996, the Jensen Board, and its investment and legal advisors met to discuss the Emerson communications. The Jensen Board decided the Emerson offer was an inferior proposal to the Recoton agreement because of the equivalent offering price as that agreed to with Recoton and due to serious questions regarding Emerson's financial condition and operating performance and its ability to finance the transaction. The Jensen Board determined that Emerson's communications did not form a sufficient basis for pursuing additional discussions with Emerson.


    In a letter dated January 31, 1996, from Bankers Trust to Lehman Brothers, Bankers Trust stated that Emerson would be in a position to acquire Jensen for cash in an amount materially in excess of the value of the cash and stock offered in the transaction with Recoton. On February 1, 1996, in a telephone conference between representatives of Lehman Brothers and Bankers Trust, Bankers Trust stated that Emerson wanted to conduct due diligence to review Jensen's performance over the past few months and that Bankers Trust was prepared to finance Emerson in the transaction, subject, again, to due diligence. After consultation with Jensen's management, Lehman Brothers requested from Bankers Trust that Emerson produce a "highly confident" letter with respect to the merger financing and a specific offering price or range.


    On February 5, 1996, the President of Emerson sent a letter to the Jensen Board, indicating that Emerson was prepared to offer between $9.75 and $10.50 per share for Jensen Common Stock. The letter also indicated that Emerson was highly confident that the required financing would be in place, but did not provide a "highly confident" letter.


    On February 7, the Jensen Board met to review the Emerson offer. Given a concern about Emerson's ability to finance the transaction, the Jensen Board instructed management to communicate to Emerson that it would meet with Emerson if Emerson could meet certain conditions, including providing Jensen with a "highly confident" letter as to its financing. Between February 8, 1996 and February 29, 1996, representatives of the companies communicated both by telephone and in writing regarding Emerson's interest in acquiring Jensen. As required by the Merger Agreement, Recoton and its counsel were informed of Emerson's offer on or about February 9, 1996.


    On February 29, 1996, Bankers Trust stated in a letter to Lehman Brothers that Emerson would join with Global in a possible joint venture to acquire Jensen. Global was the same company which Bankers Trust had previously represented in discussions with Lehman Brothers in the summer of 1995. The letter indicated that, subject to completion of reasonable due diligence, the offering range would be between $9.75 and $10.50 per share in cash or, if desired by the Jensen Board, a combination of cash and some type of Emerson or affiliated entity's equity securities, and that Emerson and Global would not require the purchase of the OEM Business by Mr. Shaw or any other party unless desired by the Jensen Board. Global has a very strong financial position which provided the Jensen Board with the necessary comfort concerning the ability of the combined Emerson/Global group to finance an acquisition of Jensen and caused the Jensen Board to authorize discussions with Emerson/Global.



    With the approval of the Jensen Board, beginning March 4, 1996, Jensen and Emerson representatives met to discuss and otherwise conduct due diligence activities. At that time, Jensen and Emerson executed a confidentiality agreement (the "Confidentiality Agreement") pursuant to which Emerson agreed not to purchase Jensen Common Stock without the consent of the Jensen Board and to keep confidential the negotiations and discussions with Jensen and all of the non-public information Emerson obtained about Jensen and its operations during the course of any due diligence investigations conducted by Emerson. On March 4, 1996, the Jensen Board also communicated to Emerson that Jensen would continue to finalize and document the Recoton transaction.



    On March 15, 1996, the Jensen Board met and was advised that Emerson was proposing a transaction at $9.90 per share which would "mirror" the Recoton transaction (including the sale of the OEM Business) but that Emerson would buy the OEM Business if necessary. Emerson representatives joined the meeting and described their interest in Jensen and stated that after further due diligence Emerson would make a formal proposal by April 9, 1996. At this time, Emerson representatives expressed a desire to expand their due diligence by visiting Jensen's European subsidiaries and indicated that Global would rely on due diligence conducted by Emerson. The Jensen Board raised concerns that Emerson's financing commitments should be in place prior to such expanded due diligence. The Emerson representatives promised to have all financing commitments in place by April 1, 1996. The Independent Directors met separately with the Emerson representatives and emphasized that if Emerson intended to mirror the Recoton transaction it should have discussions directly with Mr. Shaw concerning the sale of the OEM Business and other contemplated agreements with Emerson, and that it would be in Emerson's interest to have as few contingencies as possible in any proposal Emerson might make.


    On April 2, 1996, the Jensen Board met to review a draft acquisition proposal submitted by Emerson. The draft proposal provided that Emerson would acquire Jensen in an all cash transaction for $9.90 per share in a merger transaction which contemplated the sale of the OEM Business to IJI Acquisition in a fashion similar to the proposed Recoton transaction. Global was not a party to the proposed acquisition. The draft acquisition proposal also outlined how Emerson proposed to finance the transaction. Emerson was told that it was not the Jensen Board's preference to "mirror" the Recoton transaction, but rather, it was the Jensen Board's preference to sell the OEM Business as part of Jensen. Emerson responded that it did not want to buy the OEM Business but it would if it could not reach appropriate agreements with Mr. Shaw concerning his purchase of the OEM Business. The Jensen Board determined to allow continued due diligence by Emerson.

    On April 12, 1996, the Jensen Board discussed the fact that all that was necessary to proceed with the Recoton transaction was nearly completed and the fact that financing commitments Emerson had promised by April 1, 1996, and the definitive proposal Emerson had promised by April 9, 1996, had not been received in a timely manner but that Emerson had stated both would be accomplished by April 16, 1996. Prior to April 16, 1996, Emerson advised the Jensen Board that Global was no longer interested in pursuing an acquisition of Jensen with Emerson.

    On April 16, 1996, subsequent to additional negotiations regarding terms of the acquisition proposal, Emerson submitted its formal written proposal with respect to the acquisition of Jensen. The proposal provided for a cash purchase price of $9.90 per share and outlined Emerson's proposed intended financing to close the transaction, which included capital to be directly provided by Emerson, acquisition facilities to be arranged by Bankers Trust, and credit facilities to be provided by Emerson's current senior lender.


    On April 17, 1996, Emerson released the press release attached hereto as Annex III-A. On April 18, 1996, Emerson forwarded a draft merger agreement to Jensen concerning the proposed acquisition, which draft merger agreement contemplated the sale of the OEM Business to IJI Acquisition. Emerson requested until April 27, 1996, to present a final merger agreement with evidence of necessary financing commitments.



    After reviewing Emerson's proposal at a meeting on April 18, 1996, the Jensen Board indicated to Emerson that, in accordance with Emerson's request, it would have until April 27, 1996, to finalize a definitive agreement and provide evidence that it had commitments to finance the merger and all related fees and expenses, including payments to employees (including payments pursuant to Mr. Shaw's Employment Agreement) and payments to third parties. Lehman Brothers indicated that Emerson's financing did not appear to provide a sufficient safety margin for a financing structure that was heavily based upon asset levels and related advanced rates, and the Jensen Board discussed the damage that could occur if an Emerson transaction were approved but failed to close. The Jensen Board also discussed the need to require a significant down payment by Emerson. During the period between April 18, 1996 and April 26, 1996, Jensen continued to provide Emerson and its financial sources with due diligence materials and access to information.



    On April 19, 1996, Emerson communicated to Jensen that it was considering purchasing all of Jensen, including the OEM Business. On April 23, 1996, the Jensen Board appointed a Special Committee consisting of all members of the Jensen Board other than Mr. Shaw. The Special Committee was charged with negotiations regarding any definitive agreements with Emerson, evaluating the proposals of Emerson and Recoton and any other third parties and making recommendations to the full Jensen Board with respect thereto. At a meeting on April 23, 1996, the Jensen Board again discussed the generally higher level of leverage involved in the Emerson transaction and reviewed sources and uses analyses of Lehman Brothers which continued to show that Emerson's financing had little, if any, safety margin, even if all the financing Emerson contemplated was in fact available. During the April 23, 1996 meeting, the Jensen Board received a letter dated April 23, 1996, which had attached an Emerson press release (attached to this Proxy Statement as Annex III-B), whereby Emerson formally advised the Jensen Board that Emerson had decided to purchase all of Jensen, including the OEM Business.

    After the Jensen Board meeting on April 23, 1996, members of the Special Committee and its advisors met with Emerson and its advisors to negotiate definitive agreements with Emerson. Several major issues arose. While Emerson acknowledged the validity and enforceability of Mr. Shaw's 1991 Jensen Employment Agreement, it asserted that the $9.90 per share merger consideration payable to Jensen's stockholders would be reduced by any amount in excess of $750,000 that Emerson would be required to pay to Mr. Shaw pursuant to or in lieu of his 1991 Jensen Employment Agreement. The Special Committee advised Emerson that it would have to negotiate directly with Mr. Shaw and his attorneys concerning his Employment Agreement and that the Special Committee would have to take into account any possible reduction in the amount payable to Jensen's stockholders in evaluating the Emerson transaction in comparison to the Recoton transaction. Emerson also asserted that a condition to its proposal would be Lehman Brothers' written confirmation that a fairness opinion could not be rendered as to the sale of the OEM Business to IJI Acquisition as contemplated in the Recoton Merger Agreement. Emerson's position was that (i) such fairness opinion could not be delivered because Emerson's lender was willing to advance approximately $23 million against the assets of the OEM Business, and (ii) if such fairness opinion was not delivered, Jensen would not be required to pay a termination fee to Recoton upon termination of the Merger Agreement. The Special Committee advised Emerson that it would not know whether that condition was acceptable until Lehman Brothers had completed its analysis. On various occasions, Jensen communicated to Emerson that, regardless of Emerson's analysis of any contracts or agreements between Jensen and Recoton, Jensen had an obligation to honor its contracts and agreements with Recoton.


    In response to earlier requests from Emerson, the Special Committee informed Emerson at the April 23, 1996 meeting that it would agree to Emerson's meeting with Recoton, provided that Jensen representatives would be present, to discuss appropriate matters relating to the termination fee provisions in the Recoton Merger Agreement and the AR Agreement. The Special Committee also indicated a significant good faith cash deposit would be required from Emerson if an agreement with Emerson was otherwise acceptable. Emerson said it would not agree to provide such a deposit. Other issues were discussed and it was decided to resume negotiations later in the week.


    On April 25, 1996, two members of the Special Committee and its advisors met with Emerson again to negotiate further. After lengthy discussions, it became apparent that major issues remained unresolved. Emerson continued to take the position that payments to Mr. Shaw under his Employment Agreement would reduce the per share cash amount for the Jensen stockholders to the extent such payments to Mr. Shaw exceeded the amount Emerson was willing to pay Mr. Shaw under a consulting arrangement. Emerson also asserted that the amount paid to Recoton as a termination fee might also reduce the amount payable to Jensen's stockholders. The Special Committee continued to request a substantial cash payment to be deposited by Emerson in escrow and paid to Jensen in the event that Jensen signed a definitive agreement with Emerson (which would automatically terminate the Recoton Merger Agreement and trigger a break-up fee payable to Recoton) and then Emerson did not close the transaction for any reason other than a Jensen transaction with another party or Jensen's willful breach of the merger agreement with Emerson. These and subsequent discussions between Emerson and the Special Committee did not resolve these and other issues.



    On April 26, 1996, David Chandler of the Special Committee contacted Mr. Robert Borchardt, the CEO of Recoton, and inquired whether Recoton would be willing to increase the merger consideration payable to Jensen's stockholders. Discussions ensued between Jensen representatives and Recoton representatives between April 26, 1996 and April 29, 1996, concerning this matter. Recoton offered to increase the purchase price payable with respect to shares held by Robert Shaw and WBLCF, with which Mr. Chandler is affiliated, to $9.00 per share and payable to all other stockholders to $9.15 per share if:


        1. WBLCF would (i) grant an option to Recoton to purchase its shares for $9.00 per share plus any net proceeds which Recoton received upon sale of such shares to the extent the net proceeds exceeded $10.00 per share and
    (ii) agree to vote its shares in favor of the Recoton transaction and to provide a proxy to Recoton to vote its shares under certain circumstances.

        2. Mr. Shaw would agree that in the event a third party other than Recoton acquired Jensen, he would pay to Recoton the difference between the net proceeds per share he received, but not to exceed $10.00 per share, and $9.00 per share, less applicable taxes attributable to the difference.


        3. Jensen would deposit into escrow the assignment of the AR Marks that may be purchased by Recoton in accordance with the AR Agreement. SEE "OTHER JENSEN AND RECOTON AGREEMENTS." SEE also "STOCK OPTION, VOTING AND SIMILAR AGREEMENTS."


    On April 28, 1996 the Special Committee discussed the Emerson and Recoton proposals in a telephone conference which included Bruce Stargatt, Esq. of the Delaware law firm of Young, Conaway, Stargatt & Taylor ("Special Committee Counsel"), which the Special Committee decided, in the meeting, to retain to advise the Special Committee. After a lengthy discussion of the Recoton and Emerson proposals, the Special Committee determined to delay any decision until it received the analysis of and opinion from Lehman Brothers, which were anticipated by noon on April 30, 1996.

    On April 30, 1996, Emerson sent the Special Committee a letter in which it, among other things, described a proposal Emerson had made to Mr. Shaw relating to termination of his Employment Agreement and offered to deposit $4 million in escrow (or to provide a letter of credit) provided that Emerson would receive a termination fee from Jensen of $2 million and up to $2 million in compensation for out-of-pocket fees and expenses, secured by an escrow deposit or letter of credit on the part of Jensen. The proposal to Mr. Shaw contemplated that he would waive his rights under his Employment Agreement; in return he would receive a 3-year, $200,000 per year Consulting Agreement with Emerson, a cash payment at closing of $600,000, an additional payment of $600,000 approximately one year after closing and an option to purchase 50,000 shares of Emerson stock. The amount payable to Jensen stockholders would be reduced as a result of these payments to $9.80 per share. Mr. Shaw's attorney had previously informed Emerson and Jensen's counsel that Emerson's proposal to Mr. Shaw was not acceptable. Further, the proposed termination fee to be paid by Emerson and the related escrow or letter of credit was not as large as the Special Committee deemed appropriate in the event Emerson failed to consummate the transaction. Emerson's proposal was also understood to be subject to written confirmation from Jensen's financial advisor that it would not be able to issue a fairness opinion in connection with the sale of the OEM Business to IJI Acquisition.


    On April 30, 1996, the Special Committee met to consider the respective proposals of Emerson and Recoton. At this meeting Jensen's financial advisor delivered its opinion that from a financial point of view, (i) the consideration to be received by Jensen's public stockholders in the Recoton transaction was fair to the public stockholders and (ii) since Recoton required the prior sale of the OEM Business as a condition to the consummation of the transaction proposed by Recoton, the consideration to be received by Jensen in the proposed OEM Asset Sale was fair to Jensen. Because of the open issues with Emerson, including the possible reduction in the merger consideration payable to stockholders based on Mr. Shaw's Employment Agreement and the termination fee payable to Recoton, the Special Committee, with the assistance of its financial advisor, determined that the Emerson proposal, given Emerson's declared position regarding reduction of its offer if certain contingencies were not satisfied, would provide actual merger consideration to Jensen's stockholders in the range of $8.35 to $9.25 per share, while the Recoton proposal would provide merger consideration to the stockholders, other than Mr. Shaw and WBLCF, in the amount of $9.15 per share. Among other considerations, the Special Committee also took into account the history of its negotiations with Emerson, the amount of the cash deposit offered by Emerson, and its belief that the Recoton transaction was much more certain to occur for a number of reasons, including Recoton's stronger financial position and better access to financing and the fact that the Recoton transaction appeared much closer to a potential closing date than any Emerson transaction. The Special Committee also took into account the fact that the written financing commitment of Congress Financial Corporation ("Congress Financial") that had been provided by Emerson with respect to a portion of the financing necessary for Emerson to consummate the transaction contained various conditions that had to be satisfied prior to funding, including the provision of evidence that the agreements and arrangements between Recoton, Jensen and Mr. Shaw had been terminated, satisfied or otherwise disposed of, in each case on terms acceptable to Congress Financial. These particular conditions had not been satisfied and appeared unlikely to be satisfied in the future. The Special Committee recommended unanimously that Jensen proceed with the Recoton transaction. Mr. Chandler resigned from the Special Committee due to the fact that WBLCF would be entering into the option and voting agreement with Recoton described above. From that point forward the Special Committee consisted of Robert Jenkins, Norman McMillan and Donald Jenkins.


    On April 30, 1996, after the meeting of the Special Committee, the Jensen Board met and received the recommendation of the Special Committee. With Robert Shaw abstaining, the Jensen Board unanimously determined that the Recoton transaction was more favorable to Jensen's stockholders than the agreement proposed by Emerson, approved the Recoton transaction and recommended that the Jensen stockholders vote in favor of the transaction with Recoton.


    On May 1, 1996, the Special Committee received a letter from Emerson, which included the press release attached hereto as Annex III-C, outlining the terms of a revised acquisition proposal which provided for payment of $9.00 per share to Mr. Shaw and WBLCF and $9.90 per share (plus possible additional payments of up to $2.50 per share based on any net recovery Emerson might obtain against Mr. Shaw or Recoton) for other stockholders of Jensen. Emerson's revised acquisition proposal was based on the contention that certain agreements between Jensen and each of Recoton and Mr. Shaw (in connection with the AR Agreement, Mr. Shaw's 1991 Jensen Employment Agreement and the OEM Asset Sale) were invalid or unenforceable or could be avoided in whole or in part. Notwithstanding Emerson's contentions, Jensen considered such agreements legal and valid obligations of Jensen.



    On May 4, 1996, a Special Committee member and Special Committee Counsel called Emerson's counsel and advised that, in the opinion of Special Committee Counsel, the Special Committee lacked the legal power to recommend a transaction which discriminated against members of a class of stockholders without their consent and that, even if the power existed, such discrimination was not consistent with fiduciary duties the Special Committee owed all stockholders, including Mr. Shaw and WBLCF. Special Committee Counsel also discussed the practical obstacles that confronted the Special Committee to the extent Emerson was proposing a transaction that would likely be opposed by stockholders owning 63% of Jensen's stock. Emerson was invited to respond to these concerns to the extent it disagreed from a legal perspective or modify its proposal as it deemed fit to deal with the concerns.



    On May 6, 1996, Emerson sent a revised proposal to Lehman Brothers and the Special Committee stating that earlier proposals remained open and additionally proposing a payment of $9.90 per share to all stockholders, which included the stated intent to honor "in an appropriate manner" all of Jensen's valid and legal obligations. The new proposal stated that Emerson will "remove all contingencies in its offer except for usual and customary closing conditions" and that "Emerson will provide a $5 million letter of credit to secure any termination fee."



    On the morning of May 6, 1996, Emerson's President held a conference call with analysts in which he made statements regarding Jensen that were in violation of the Confidentiality Agreement, criticized the Recoton transaction and encouraged stockholders to sue Jensen, the Jensen Board, WBLCF, Lehman Brothers and possibly others. On May 9, 1996, the individual stockholder suit described below was filed.



    On May 6, 1996, Special Committee Counsel requested that Emerson provide a copy of its proposed merger agreement to the Special Committee. In discussions on May 6, 1996, Emerson's financial advisor acknowledged that numerous contingencies would need to be removed from some of Emerson's financing commitment letters, stating new letters would be provided promptly. On May 7, 1996, Emerson sent the Special Committee Counsel its proposed form of merger agreement which required WBLCF to enter into a voting agreement with Emerson even though it had previously been announced that WBLCF had signed a voting agreement with Recoton.

    On May 8, 1996, the Special Committee met to discuss the May 6, 1996, Emerson proposal. The Special Committee discussed its concern that if the Emerson proposal was recommended but did not close, the Recoton transaction might be lost and that Jensen stockholders could be damaged substantially. The Special Committee considered a comparison, prepared by Lehman Brothers, of the recent financial condition and operating performance of Emerson and Recoton, a summary of Emerson's debt obligations and a summary of pending litigation and other contingencies which might impact Emerson's ability to close a transaction. The Special Committee discussed further the possibility that Emerson could not or would not close a transaction after the Recoton transaction was lost, including the history of Emerson's negotiations with Jensen and the Special Committee and, most recently, Emerson's conscious decision to breach the Confidentiality Agreement with Jensen.


    The Special Committee determined that if the difficulties with Emerson's proposals were satisfactorily addressed, it would require from Emerson a good faith deposit of $1.00 per share plus $3,000,000 to reflect at least a portion of the damage the Special Committee felt could result if the Recoton merger was lost and an Emerson transaction did not close. The Special Committee concluded that such an amount would provide a strong incentive to Emerson to close a transaction and at least in part compensate the Jensen stockholders for their damages if Emerson failed to close.


    During that meeting, the Special Committee was informed that Recoton proposed to modify the transaction to provide for a payment of $10.00 per share to Jensen stockholders other than Mr. Shaw and WBLCF, both of which had agreed to accept $8.90 per share as part of the enhanced transaction. Recoton also proposed that there be revisions to the previous agreements to provide for an option to Recoton to acquire, and an option for Jensen to sell, the AR Marks for $3,500,000 and for Recoton to receive a break-up fee of $2,000,000 plus up to $2,000,000 of expenses if Jensen accepted an alternative transaction. In return, Recoton offered to extend the termination date from June 30, 1996, to July 15, 1996, and to pay Jensen a break-up fee of $2,000,000 plus up to $2,000,000 of expenses if a transaction did not close through the fault of Recoton. The Special Committee noted that the break-up fee being requested by Recoton appeared identical to that being requested by Emerson in the Emerson transaction. After further discussion and consultation with Lehman Brothers and Special Committee Counsel, the Special Committee concluded that, under all the facts and circumstances, the break-up fee of $2,000,000 plus expenses of up to $2,000,000 was reasonable and would not impose any inappropriate obstacle to a competing bid.



    On May 9, 1996, a stockholder of Jensen filed an action in the Court of Chancery of the State of Delaware against Jensen, its directors, Recoton, RC
Acquisition, IJI Acquisition, William Blair & Company and WBLCF seeking to enjoin the Recoton Merger. The complaint alleged (i) breaches of fiduciary duty by Jensen directors and affiliates of some of the directors by taking various actions, including approving and continuing to pursue the sale of the OEM Business to Robert G. Shaw, refusing to pursue the allegedly higher priced Emerson proposal and imposing allegedly inappropriate asset lockups and termination fees; (ii) that all of the defendants had aided and abetted the breaches of fiduciary duty and (iii) that various agreements of Jensen with Recoton and others were invalid as a matter of Delaware law. The plaintiff requested temporary and permanent injunctive and declaratory relief, rescission of various agreements, such other equitable or damage relief as the court finds proper and an award of attorneys' fees and expenses.



    On May 10, 1996, the Jensen Board, with Mr. Shaw abstaining, approved an amended merger agreement with Recoton, which had been recommended by the Special Committee on May 9, 1996. The agreement provided for all Jensen stockholders, other than Mr. Shaw and WBLCF, to receive $10.00 per share and for Mr. Shaw and WBLCF to receive $8.90 per share. The revised transaction included the previously noted revisions of the termination fee provisions under the Merger Agreement (except that such provisions had been further modified so that break-up fees were $1,500,000 plus up to $2,500,000 of expenses) and the agreement regarding the AR trademarks which originally were structured to provide offsetting payments upon termination of the Merger Agreement under certain circumstances. The amended agreement continued to require Jensen to sell the OEM Business to IJI Acquisition prior to the closing, but IJI Acquisition agreed to increase the purchase price for the OEM

Business by approximately $1,300,000. The Jensen Board, with Mr. Shaw abstaining, also authorized Jensen to commence appropriate legal proceedings against Emerson and its President for violation of the Confidentiality Agreement and for unlawful proxy solicitation based upon Emerson's press releases and the statements of Emerson's President in the conference call on May 6, 1996.


    In connection with the revised Recoton offer, WBLCF, which owns approximately 25.9% of the shares of Jensen Common Stock, amended its prior stock option and voting agreement with Recoton to provide (i) an option to Recoton to purchase WBLCF's shares of Jensen Common Stock for $8.90 per share plus 50% of any net proceeds which Recoton receives upon the sale of such shares to the extent such net proceeds do not exceed $10.90 per share plus 100% of the net proceeds which Recoton may receive over $10.90 per share upon such sale, and
(ii) an agreement to vote its shares in favor of the Recoton transaction and against any third party offer that would interfere with the Merger and to provide a proxy to Recoton to vote its shares under certain circumstances. WBLCF has also agreed not to sell or transfer its shares of Jensen Common Stock other than pursuant to the Merger Agreement or the Stock Option and Voting Agreement. In addition, Mr. Shaw amended the Spread Agreement with Recoton to provide that in the event of the transfer of any or all of Mr. Shaw's shares of Jensen Common Stock by way of merger, tender offer or otherwise to a third person other than Recoton, he will pay to Recoton 50% of the difference between (i) the net proceeds per share received by Mr. Shaw, but not to exceed $10.90 per share, and
(ii) $8.90 per share. Recoton shall reimburse Mr. Shaw 50% of Federal and state income taxes which are incurred by Mr. Shaw as a result of Recoton's receipt of any portion of the sale proceeds.



    On May 10, 1996, pursuant to the instructions of the Jensen Board, Jensen caused its counsel to file in Federal District Court in Chicago, Illinois, a complaint against Emerson and its President alleging that Emerson and its
President   made  misleading   statements  in   connection  with   the  unlawful
solicitation of proxies of Jensen stockholders, and for breach of the Confidentiality Agreement.



    On May 13, 1996, Emerson announced through a press release new merger proposals which included several alternatives from which Emerson indicated the Special Committee could choose. The alternative proposals included the following new offers:


    (1) $10.25 per share in cash for each share of Jensen Common Stock ("Alternative No. 1"); and

    (2) $10.75 per share in cash for each share of Jensen Common Stock except for shares held by Mr. Shaw, and either (a) $8.90 per share in cash for Mr. Shaw's shares, or (b) $10.75 per share in cash for Mr. Shaw's shares if Mr. Shaw purchased the OEM Business for $27.6 million ("Alternative No. 2").

The full text of the press release announcing the alternative proposals is set forth in Annex III-D to this Proxy Statement.


    In response to Emerson's Alternative No. 2, on May 14, 1996, Special Committee Counsel, on behalf of the Special Committee, communicated to Emerson's counsel again that the Special Committee was unable to recommend Alternative No. 2 under Delaware law. In response to Special Committee Counsel communication, Emerson's counsel indicated in a letter dated May 13, 1996, that Emerson took issue with Special Committee Counsel's conclusion as to Delaware law concerning the two-tiered proposal under Alternative No. 2. In addition, Emerson's counsel stated that, with respect to Alternative No. 1, Emerson continued to propose the terms of the draft merger agreement provided to Jensen on May 7, 1996, subject to the modifications concerning the per share offer price of $10.25 and the termination payments from Jensen to Emerson of $1.5 million and the payment of Emerson's expenses of up to $2.5 million (which Emerson contended was identical to the Recoton transaction). Emerson's counsel indicated, however, that the draft merger agreement remained subject to clarification and additional negotiation with Jensen. Further, it was stated that Emerson's proposals would not be conditioned on Emerson entering into a voting agreement with WBLCF, although Emerson considered such an agreement desirable. Finally, Emerson's counsel indicated that Bankers Trust remained available to discuss Emerson's financing arrangements.

    On May 14, 1996, the Federal District Court entered a temporary restraining order against Emerson and its President, enjoining them from (i) further solicitation of Jensen's stockholders or their representatives until Emerson has filed a proxy statement with the Securities and Exchange Commission which complies with the provisions of Regulation 14A of the Securities Exchange Act of 1934; (ii) making further solicitation containing false or misleading statements of material fact or material omissions; and (iii) disclosing confidential information in violation of the Confidentiality Agreement.

    At the request of the Special Committee, both Special Committee Counsel and Lehman Brothers addressed letters to both Emerson's counsel and its financial advisor regarding clarification of certain significant aspects of Emerson's proposals, particularly the two-tiered aspects of Alternative No. 2 and Emerson's financing capabilities.

    On May 15, 1996, the Special Committee met to review the status of Emerson's offer and stated its general desire to address Emerson's latest proposals as soon as the information requested by Special Committee Counsel and Lehman Brothers had been submitted by Emerson or its representatives.

    On May 19, 1996, Banker's Trust requested further clarification from the Special Committee with respect to a number of the concerns of the Special Committee. On May 21, 1996, Lehman Brothers set forth in a letter to Bankers Trust the areas of particular concern to the Special Committee and other requests of the Special Committee. These included: (i) the request to remove all contingencies from any commitment from Congress Financial to finance its portion of the acquisition price or an adequate explanation as to why any contingencies are not removed; (ii) receipt from Bankers Trust of a commitment letter for $30 million which is acceptable to the Special Committee; (iii) evidence as to Emerson's equity contribution which demonstrates adequate cash or credit facility sources free from pledges and other encumbrances and the request that Emerson fund its equity contribution in a cash account at Bankers Trust and provide assurances that such amount will remain available at closing; and (iv) an opinion from Emerson's outside counsel that no consent to an acquisition of Jensen by Emerson would be required by holders of Emerson's subordinated convertible debentures. Lehman Brothers also confirmed that Emerson should address other concerns of the Special Committee, namely, Emerson's ability to close a transaction promptly, the terms of a break-up agreement between Jensen and Emerson, and whether Emerson's proposal could gain the support of Mr. Shaw and WBLCF.

    On May 20, 1996, Emerson filed a counterclaim against Jensen in the Federal District Court action alleging that Jensen and Mr. Shaw fraudulently induced Emerson to enter into the Confidentiality Agreement and failed to negotiate with Emerson in good faith.


    On May 20, 1996, a second stockholder action was filed in the Court of Chancery of the State of Delaware against Jensen, its directors, Recoton and RC Acquisition, seeking to enjoin the Merger. The complaint alleged (i) breaches of fiduciary duty by Jensen's directors, including allegedly failing to act in good faith to negotiate with both Emerson and Recoton, rejecting an allegedly higher priced all cash transaction with Emerson and failing to act reasonably in order to obtain the best price in the sale of Jensen; and (ii) that all of the defendants had aided and abetted the alleged breaches of fiduciary duty. The plaintiff requested that the lawsuit be maintained as a class action on behalf of all public stockholders and sought temporary and permanent injunctive and declaratory relief, rescission of the Merger should it occur, the establishment of a stockholders' committee to participate in the sale of Jensen, the awarding of compensatory damages against the defendants, and such other and further relief as the court finds proper and an award of attorneys' fees and expenses.



    On May 23, 1996, before the Federal District Court, Jensen and Emerson agreed to proceed with the bidding process, Emerson agreed that the terms of the temporary restraining order would continue, although by law expiring on May 23, 1996, and Jensen and Emerson agreed to suspend the prosecution of the litigation until the Special Committee and Jensen Board had had an opportunity to consider both the Emerson and Recoton proposals.

    The Special Committee met on May 29, 1996, to proceed in its consideration of the competing proposals from Recoton and Emerson. Mr. Shaw joined the meeting, and expressed his reservations, as a selling stockholder, with respect to whether Emerson had the financial capability to close a transaction and/or good faith intent to close a transaction on the proposed terms. Mr. Shaw left the meeting and Mr. Davis, President of Emerson, then joined the meeting with other Emerson representatives. Mr. Davis attempted to address the Special Committee's questions and concerns. His statements to the Special Committee included: (i) Emerson could not make a tender offer given that two-thirds of Jensen stock was unlikely to be tendered and that a tender offer was probably prohibited by Emerson's agreements with its bond holders; (ii) Emerson would not agree to a break-up fee if Jensen's stockholders did not approve a transaction, instead, Jensen should pay Emerson a fee in that event; (iii) Emerson did not agree with the opinion of Special Committee Counsel concerning the need of disfavored stockholders to consent to a two-tiered proposal; (iv) that the $5 million break-up fee offered by Emerson was substantial and reasonable; (v) that Emerson could satisfy questions regarding the Congress Financial financing (including that Congress Financial was soon to complete its due diligence), except that Congress Financial continued to insist on a "material adverse change" contingency in its financing commitment -- a position Mr. Davis believed could be worked out; (vi) that Bankers Trust's letter could be converted into a commitment letter satisfactory to Lehman Brothers and Jensen and increased to $30 million; (vii) that with respect to Emerson's equity contribution, in addition to Emerson's cash it had additional amounts available under its revolving credit lines; and (viii) an additional $10 million of equity was available from another investor. Mr. Davis concluded by stating that Emerson would have a complete sources and uses of funds statement by June 3, 1996. Mr. Davis also again raised questions as to the enforceability of Mr. Shaw's employment agreement and stated his belief that payments under such agreement could be avoided by a termination of Mr. Shaw for cause.


    On May 30, 1996, and again on May 31, 1996, Lehman Brothers, on behalf of the Special Committee, sent letters to Emerson, Recoton and to Mr. Shaw indicating that Emerson and Recoton should submit their best and highest bids by 9:00 a.m. on June 4, 1996.

    On June 3, 1996, Recoton delivered a letter to Lehman Brothers indicating that it would increase its offer to the public stockholders to $10.25 per share, premised on IJI Acquisition increasing its price for the OEM Business by $623,000. Also on June 3, 1996, counsel to IJI Acquisition sent a letter to Lehman Brothers confirming that it would increase the purchase price for the OEM Business by $623,000 to $17,160,000.


    On June 4, 1996, shortly before the scheduled meeting of the Special Committee, Emerson's counsel delivered a letter to Special Committee Counsel along with a letter from Mr. Davis, a sources and uses of funds statement, a commitment letter from Bankers Trust, an amendment to the commitment letter from Congress Financial, a term sheet for a preferred stock investment in Emerson from Global, and a revised merger agreement. Emerson's counsel indicated in its letter that Emerson remained willing to proceed with either Alternative No. 1 or Alternative No. 2, as outlined above. In addition, it was noted that Emerson did not revise its position on the termination fee and proposed to convert outstanding Jensen stock options into Emerson options upon a merger.


    In Mr. Davis' letter dated June 4, 1996, Mr. Davis indicated again Emerson's position that a termination fee payable to Jensen by Emerson in the event that Jensen was unable to obtain the requisite stockholder vote on the Emerson proposals was unacceptable. Mr. Davis stated that given the lock-up of the WBLCF shares and the apparent lack of support of Emerson's bid from Mr. Shaw, Emerson should be in fact entitled to a termination fee "or other inducement" in the event a majority of outside stockholders approves an Emerson transaction and the transaction fails because of the neutralization of the WBLCF shares and a negative vote by Shaw. With regard to other termination fee provisions, Mr. Davis believed that Emerson's $5 million termination fee proposal was more than appropriate. Mr. Davis also challenged the bidding deadline established by the Special Committee as unfair to Emerson.

    On June 4, 1996, the Special Committee met to consider the then pending proposals, including Recoton's increased offer and Emerson's existing proposals. At the conclusion of the meeting, the Special Committee determined not to end the bidding for Jensen and determined to advise each party that an opportunity to submit a further bid would be extended, thereby providing an opportunity for Emerson to respond to the increased Recoton proposal.

    On June 5, 1996, Lehman Brothers sent a letter to Recoton, Shaw and Emerson confirming the status of the bids and stating the Special Committee would meet again on June 10, 1996. On behalf of the Special Committee, Lehman Brothers invited both Recoton and Emerson to submit a higher or better bid by that date.


    Over the period June 5, 1996, to June 10, 1996, representatives of Jensen and the Special Committee reviewed the materials submitted to Jensen by Emerson and presented comments to Emerson or its representatives. On June 7, 1996, Lehman Brothers received from Emerson revised executed commitment letters from Bankers Trust and Congress Financial. On June 7, 1996, counsel to Emerson delivered to Jensen's counsel and Special Committee Counsel a revised draft of its proposed merger agreement.


    On June 9, 1996, an extended telephone conference involving Jensen's and the Special Committee's respective counsel and Mr. Davis and others occurred concerning, among other matters, issues raised by Emerson's revised proposed merger agreement delivered by Emerson on June 7, 1996.


    On June 10, 1996, Mr. Davis sent a letter to the Special Committee, Lehman Brothers and WBLCF. Mr. Davis indicated the draft merger agreement submitted on June 7, 1996 reflected only Alternative No. 1 and that Alternative No. 2 was still on the table. In addition, the letter described an additional new proposal ("Alternative No. 3"), which Emerson believed was more favorable to Jensen stockholders from a federal income tax point of view. Under Alternative No. 3, Emerson would pay to each Jensen stockholder $10.75 with an aggregate consideration of 55% in cash and 45% in face value of a new issue of Emerson preferred stock. The liquidation value of the preferred issue would be the aggregate amount of cash replaced in the revised offer together with unpaid dividends. The preferred stock would also be convertible into Emerson common stock at any time at a conversion rate of $4.00 per share for the first four years escalating 15% per year thereafter and carry cumulative (or, alternatively, paid-in-kind) dividends of 8% per annum. The preferred issue could be called by Emerson at any time after one year for an amount equal to the liquidation preference. The letter indicated that Alternative No. 3 might be of interest to the majority of Jensen stockholders who have a relatively low basis in their stock for tax purposes. The letter also indicated that Emerson would benefit from the proposal by conserving liquidity to fund expected growth in both the Jensen and Emerson businesses. The letter again challenged the bidding standards established by the Special Committee, contending that the Recoton/Shaw agreements and the separate fairness opinion on the sale of the OEM Business raised legal concerns. The letter also raised concerns regarding further delays and the attendant costs to Emerson and Jensen and the potential adverse effects of a delay on Jensen's business.



    On June 10, 1996, the Special Committee met to review all of the bids submitted. Based upon its preliminary review of the bids, the Special Committee determined it needed additional information. It therefore postponed any final decision. A letter dated June 12, 1996 from Lehman Brothers informed Recoton, Shaw and Emerson that the Special Committee had met on June 10, 1996, determined it needed certain additional information with respect to their proposals, and had not made a final decision. The letter further advised that the Special Committee would meet again on June 14, 1996, and invited increases or improvements of their respective bids.


    On June 12, 1996, Mr. Shaw's legal counsel delivered a letter to Emerson's counsel indicating that Mr. Shaw was willing to attempt to open a dialogue with Emerson on a number of important issues, including: (i) Emerson must have all financing in place with no unusual conditions or contingencies; (ii) Emerson must recognize the agreements between Jensen and Recoton concerning the AR Marks and the termination fees provided for in the Merger Agreement; (iii) all transitional employment agreements should be honored at closing; (iv) that each long-term employee of Jensen deserved a reasonable severance package; and (v) Emerson must recognize the existence and validity of Mr. Shaw's 1991 Employment Agreement with Jensen, although Mr. Shaw was willing to negotiate a lesser amount given Emerson's anticipated cash flow problems. Mr. Shaw's counsel invited Emerson to seriously negotiate the matters set forth in the letter.



    In a letter to Mr. Shaw's counsel dated June 12, 1996, Emerson's counsel indicated his appreciation that Mr. Shaw desired to open a dialogue on these issues. With respect to the specific issues raised in Mr. Shaw's letter, Emerson's counsel responded that: (i) Emerson did have its financing in place;
(ii) Emerson  requested a  meeting with  Mr.  Shaw and  Recoton to  discuss  the termination fees and the AR Marks; (iii) since Mr. Shaw was not directly involved with the transitional employment agreements, Emerson did not feel it necessary to discuss these agreements with Mr. Shaw; (iv) Emerson did not see any need for a severance package for Jensen's long term employees and therefore Emerson did not feel the need to discuss a severance package with Mr. Shaw; and
(v) Emerson acknowledged the existence and validity of Mr. Shaw's 1991 Employment Agreement with Jensen. Emerson's counsel invited Mr. Shaw, his counsel and Recoton (with Jensen's approval) to Emerson's offices to discuss the open issues.



    On June 14, 1996, the Special Committee met to review the most recent proposals of both Recoton and Emerson. The Special Committee determined that no decision would be made given the outstanding issues and concerns with both proposals. Subsequently, each bidder was advised of the problems the Special Committee identified with respect to that bidder's offer and each bidder was invited to submit an increased or improved offer that would address the Special Committee's concerns. With respect to the Recoton transaction, Lehman Brothers advised the Special Committee that it was unable to render an opinion that the sale of the OEM Business was fair to Jensen in light of recently available financial information concerning the OEM Business through May 31, 1996. Lehman Brothers communicated its view that based on this recent performance, the valuation range for the OEM Business would need to be adjusted upward and the purchase price presently offered by IJI Acquisition and the other consideration received by Jensen directly or indirectly, as described below, was inadequate based upon the adjusted valuation range. With respect to Emerson, the issues related to the amount of the merger consideration and terms of the merger agreement proposed by Emerson. Special Committee Counsel proceeded to communicate with Emerson's counsel or its representatives the problems the Special Committee identified, including that the Emerson proposal did not appear to have sufficient stockholder support and that Emerson sought to inflict upon Jensen the risk of non-consummation by insisting that Jensen pay a termination fee if the Emerson proposal was not approved by the stockholders.



    On June 17, 1996, Emerson's counsel delivered a letter to the court in the Federal District Court action in Chicago asking the court to order an in-chambers conference involving Jensen and Emerson and their respective representatives. In the letter, Emerson's counsel expressed its concern over the Special Committee's delay in acting on its bid. Jensen's counsel on June 18, 1996, delivered its own letter to the court indicating that the Special Committee was diligently working through the acquisition proposals and continued to have serious concerns over the Emerson proposal, especially Emerson's demand for a substantial break-up fee if the Jensen stockholders did not approve an Emerson transaction. This provision was of particular concern because Mr. Shaw, holding approximately 37% of the Jensen stock, did not favor any of the Emerson proposals, and WBLCF, owning approximately 26%, had signed a voting agreement with Recoton.



    On June 18, 1996, Mr. Davis, on behalf of Emerson, sent a letter to the Special Committee, Lehman Brothers and WBLCF expressing Emerson's concern regarding the Special Committee's perceived inability to make a decision. Mr. Davis indicated that Emerson would expect a response to its proposal by the end of the day on June 20, 1996, or it would be construed that Emerson's proposal had been rejected. Mr. Davis threatened to hold all parties responsible for damages to Emerson and any deterioration in Jensen's value as a result of the delay.

    On June 20, 1996, Lehman Brothers, on behalf of the Special Committee, wrote to Recoton, Mr. Shaw and Emerson that it had been advised that Recoton was prepared to submit an improved proposal and that Recoton sought prompt action on the proposal. Lehman Brothers noted Emerson's position that it sought immediate action on its pre-existing bid. The Special Committee, for its part, agreed that the auction process should be brought to a prompt close. Lehman Brothers indicated that the Special Committee would therefore be scheduling a meeting as soon as possible to make a final decision on the new Recoton proposal and the pre-existing Emerson proposal (unless Emerson advised the Special Committee it was withdrawing its proposal). Lehman Brothers also stated that the Special Committee was not able to meet on June 20, 1996, as Emerson had earlier demanded, and encouraged Emerson not to withdraw its bid but rather to submit an improved or increased bid that could be promptly considered. Lehman Brothers indicated that the Special Committee would re-evaluate Emerson's pre-existing bid in comparison to Recoton's new bid if no further communication was received from Emerson.


    On June 20, 1996, Mr. Shaw, solely in his capacity as a stockholder of Jensen, and Mr. Geoffrey P. Jurick, the Chairman of the Board and Chief Executive Officer of Emerson, met in Cleveland, Ohio, to discuss the issues which were still open between Emerson and Mr. Shaw.



    On June 21, 1996, Recoton by letter and the delivery of a draft revised amended and restated merger agreement, submitted its new proposal that provided for all stockholders, other than Mr. Shaw and WBLCF, to receive $11.00 per share, and for Mr. Shaw and WBLCF to receive $8.90 per share with their consent. The consideration to stockholders would be paid all in cash rather than in combination of cash and stock as provided in the previous Recoton proposal. The amended and restated agreement continued to require Jensen to sell its OEM Business prior to the closing to IJI acquisition, but IJI Acquisition agreed to increase the purchase price for the OEM Business to approximately $18.4 million plus the assumption of all related liabilities except as otherwise agreed. On June 21, Lehman Brothers notified Emerson, Recoton and Mr. Shaw that the Special Committee would meet on June 23, 1996 to consider Recoton's new proposal and the pre-existing Emerson bid.


    On June 21, 1996, Mr. Davis, on behalf of Emerson, sent a letter to the Special Committee responding to Lehman Brothers' letter of June 20, 1996. Mr. Davis wrote that the position stated in his June 18, 1996, letter, which demanded that the Special Committee accept Emerson's existing proposal, required no further elaboration and that Emerson saw no reason to further respond to Lehman Brothers' request for an improved or increased bid as sought by Lehman Brothers' June 20, 1996 letter.


    On June 23, 1996, the Special Committee considered the two competing offers and concluded that accepting the enhanced Recoton offer was in the best interest of Jensen's stockholders. The Special Committee took into account the opinion of Lehman Brothers that from a financial point of view (i) the Merger Consideration to be received by the public stockholders was fair to the public stockholders, and (ii) the sale of the OEM Business was fair to Jensen. In evaluating the financial terms of the sale of the OEM Business, Lehman Brothers advised the Special Committee that it took into account the total consideration received by Jensen, directly or indirectly, in connection with the sale of the OEM Business, including the $18.4 million cash consideration to be paid by IJI Acquisition, the fact that Recoton required Mr. Shaw to waive potential termination benefits under his 1991 Employment Agreement with Jensen and the fact that Mr. Shaw would receive approximately $4.4 million less for his Jensen shares pursuant to the Merger Agreement than he would have received if he received the same price per share as the public stockholders. The Special Committee considered Lehman Brothers' determination that Jensen was receiving, directly or indirectly, consideration equivalent to approximately $25.4 million or approximately 93% of the book value of the OEM Business. The Special Committee recommended the Recoton proposal and the full Board, with Mr. Shaw abstaining, upon the recommendation of the Special Committee, approved the transaction and authorized that a proxy statement be prepared and distributed promptly in connection with a special meeting of shareholders to vote on the Recoton merger transaction.

    On June 25, 1996, Emerson, through a press release (attached to this Proxy Statement as Annex III-E), announced it was prepared to enter into a revised transaction with respect to the acquisition of Jensen where all stockholders other than Mr. Shaw, WBLCF and Recoton could receive $12.00 per share in cash, with Mr. Shaw, WBLCF and Recoton to receive $8.90 per share in cash. In the press release, Emerson indicated that it believed no proposal from Emerson would be fairly considered by the Jensen Board and that Emerson would file proxy solicitation materials with the Commission and actively solicit Jensen stockholders with respect to the transaction. In addition, Emerson stated it believed that a final determination of the issues raised in the various stockholder suits brought against Jensen and related parties in Delaware would, along with Emerson's solicitation of Jensen's public stockholders, finally resolve the matter. The press release was delivered to the Special Committee and the Jensen Board with a letter from Mr. Jurick, who highlighted Emerson's view that Jensen had no serious interest in pursuing a transaction with Emerson. Mr. Jurick stated that Emerson believed that only a court's determination would break the deadlock between Emerson and Jensen.


    In a letter dated June 25, 1996, Lehman Brothers responded to overtures by Bankers Trust that Emerson was interested in a meeting with representatives of Emerson, Jensen, Mr. Shaw and Recoton. Lehman Brothers indicated that the Special Committee had conducted an active auction of Jensen in which Emerson had been given every opportunity to bid. That auction concluded on June 23, 1996, and Emerson had been encouraged to submit its best and highest offer on or before that date. Lehman Brothers, noting that if Emerson were prepared to improve its bid it should have done so by June 23, 1996, and that Emerson had in fact on prior occasions complained that Jensen was delaying the auction, stated that the prospect of fruitful or meaningful negotiations with Emerson did not appear promising.



    Toward the close of business on June 25, 1996, the Special Committee met and recommended that the Jensen Board reject the latest Emerson proposal and reaffirm the revised Recoton transaction. The Special Committee determined that neither Mr. Shaw nor WBLCF had agreed to accept less from Emerson than was being paid to other stockholders and both advised the Special Committee that they would vote against the Emerson proposal if it was submitted to Jensen's stockholders. Absent their consent to the lesser amount, and a vote in favor of a merger on such terms, the Special Committee concluded, based on the advice of Special Committee Counsel, that the Emerson proposal could not be consummated due to the lack of the necessary stockholder vote.



    In addition, the recommendation of the Emerson proposal would require the Special Committee, and the Jensen Board, to approve a transaction in which (i) certain holders of Jensen Common Stock (i.e., the Principal Stockholders) were to receive less consideration than all other holders of Jensen Common Stock and
(ii) the  disfavored stockholders  had  not consented  to  the receipt  of  less consideration. The Special Committee has been advised by Special Committee Counsel that there is no Delaware court decision which has sustained a merger transaction that discriminates against certain holders of a class of stock without the consent of such holders. By contrast, the Special Committee was advised that disparate treatment of members of a class of stockholders has been upheld under Delaware law where the disfavored stockholders have consented to such treatment. Consequently, the Special Committee was able to recommend the Recoton merger given the Principal Stockholders' consent to the Recoton transaction. In recommending rejection of the Emerson proposal, the Special Committee also took into account the fact that a number of terms in Emerson's proposed form of merger agreement were unacceptable to Jensen and had not been resolved despite numerous attempts to negotiate more favorable terms. These terms included the following: (a) Emerson's proposed merger structure created a possibility that stockholders of Jensen could be held directly liable to the extent of the cash merger consideration for any tax liabilities of Jensen unpaid at the time of the merger; (b) Jensen proposed that all stock options be cashed out at the effective time of the merger but Emerson insisted on assuming such options and replacing them with options to purchase Emerson stock; (c) Jensen proposed language that would make it clear that Jensen's payment of its obligations under the existing agreements with Recoton would not allow Emerson to terminate an Emerson merger agreement, but Jensen and Emerson were unable to agree on appropriate language for this purpose  and the language  proposed by Emerson created  ambiguity on this point;
(d) Emerson proposed a limitation on the number of shares which could dissent from the merger as a condition to its obligation to consummate the merger (Jensen opposed this condition because it would allow Emerson not to close even if the requisite stockholder approval had been obtained); and (e) Emerson insisted that Jensen pay to it a termination fee if the requisite number of its stockholders did not vote in favor of the Emerson merger whereas Jensen sought a termination fee from Emerson in such a situation due to the stated opposition of stockholders holding more than a majority of its shares, but expressed a willingness to agree to no termination fee to either party under that circumstance. In addition, Jensen originally requested a $9.7 million break-up fee from Emerson if Emerson failed to close, but Emerson offered only $5 million. Jensen had expressed a willingness to reach a compromise number between $9.7 million and $5 million, but Emerson refused to offer more than $5 million. Following the Special Committee meeting, the Jensen Board met and unanimously (with Mr. Shaw abstaining) rejected Emerson's proposal and reaffirmed the Merger Agreement with Recoton.



    On June 25, 1996, counsel to Jensen and Emerson appeared in the federal court action on Emerson's motion to schedule a conference in chambers to discuss the current status of the transaction. The judge ruled that no conference was necessary at that time.


    On June 27, 1996, Emerson issued a press release (attached to this Proxy Statement as Annex III-F) in which it stated that it believed the court in the consolidated Delaware proceedings would be asked to rule on whether a "control group" made up of company directors can choose to accept a lower price from one offeror and reject the same lower price from another offeror to the detriment of independent stockholders.


    On July 2, 1996, Emerson filed an amended counterclaim and third party complaint in the Federal District Court in Chicago making allegations similar to those in its original counterclaim and additional claims that Jensen and Mr. Shaw continued to mislead Emerson and negotiate in bad faith, with Recoton and WBLCF added as alleged co-conspirators with respect to such continuing conduct.



    On July 3, 1996, the court in Delaware ordered the stockholder suits consolidated into one action. On July 8, 1996, an amended consolidated stockholder complaint was filed by the existing Delaware plaintiffs against the same defendants making claims similar to those previously made with additional allegations charging that the wrongful conduct continued through Jensen's acceptance of Recoton's latest offer and rejection of Emerson's latest offer.



    On July 16, 1996, plaintiffs in the Delaware action filed a motion for leave to file a supplement to their complaint alleging that the Merger Agreement as amended on June 23, 1996, resulted in the termination of the Stock Option and Voting Agreement and, further, that the voting and proxy provisions of such agreement were no longer in effect.



    On July 16, 1996, the Delaware court denied plaintiffs' motion for an order to expedite discovery and to schedule a hearing on plaintiffs' application for a preliminary injunction to enjoin the Merger, determining that the Merger will not result in irreparable harm to the plaintiffs because any alleged wrongful conduct could be adequately remedied by a money damages award.



    On July 16, 1996, Emerson's counsel contacted Special Committee Counsel by letter, indicating that, based upon the allegations set forth in the supplement to the complaint in the Delaware consolidated stockholder action, it appeared that WBLCF was free to vote for whichever transaction it preferred and to sell its stock to Emerson. Emerson's counsel also stated that Emerson had decided to make a new proposal the terms of which were set forth in an attached proposed press release to be issued later that day. Emerson's counsel also contacted WBLCF's counsel by telephone to discuss this proposal. In the press release (issued by Emerson on July 16, 1996, and attached hereto as Annex III-G), Emerson described another offer of $12.00 per share to the public stockholders and $8.90 per share to Mr. Shaw, but Emerson offered to purchase WBLCF's shares for $10.00 per share. Emerson's proposal contemplated a possible immediate purchase of WBLCF's shares and asserted that the Stock Option and Voting Agreement had terminated based upon certain interpretations of the

Merger Agreement as amended on June 23, 1996. Emerson stated that, as a result, Emerson believed WBLCF was free to vote in favor of the revised Emerson offer and to sell its stock to Emerson. In this regard, Emerson also requested from Jensen a waiver of certain "standstill" provisions of the Confidentiality Agreement which prohibit Emerson's purchase of shares of Jensen.



    On July 17, 1996, WBLCF's counsel stated in a letter to Emerson's counsel that WBLCF did not agree that the Stock Option and Voting Agreement has terminated and that WBLCF considered the agreement to continue in full force and effect. WBLCF's counsel stated that WBLCF would not consider Emerson's offer and requested that Emerson cease attempting to interfere with WBLCF's contractual relations.



    On July 18, 1996, the Special Committee met to review Emerson's latest proposal and the response of WBLCF. As was the case with respect to Emerson's previous two-tiered proposals, neither Mr. Shaw nor WBLCF had agreed to accept less from Emerson than is being paid to other stockholders and both advised the Special Committee that they would vote against this Emerson proposal if it were submitted to Jensen's stockholders. The Special Committee rejected such Emerson offer for the same reasons it rejected Emerson's June 25, 1996, offer. Further, in light of WBLCF's view that the Stock Option and Voting Agreement had not terminated and that WBLCF was prohibited from selling its shares to Emerson, the Special Committee determined that Emerson's request for a waiver of the standstill provisions was moot.


RECOMMENDATION AND REASONS FOR THE MERGER

    As described above, the Jensen Board, having reviewed and considered the terms of the Merger, has concluded that the Merger is fair to the stockholders of Jensen and that consummation of the Merger is in the best interests of Jensen's stockholders. In reaching these conclusions, the Jensen Board consulted with its legal counsel and financial advisor and considered, among other things, the cash offered in the Merger, including the market value, liquidity, book value, and earnings on Jensen Common Stock. The Jensen Board also has considered a number of additional factors in approving and recommending the terms of the Merger, including, without limitation:


        (i) information concerning the financial condition, asset quality, dividends, earnings, and prospects of Jensen and Recoton and information concerning the financial condition and earnings of Emerson;


        (ii) the opinion of Lehman Brothers, its financial advisor, with respect to the fairness to Jensen's public stockholders of the Merger Consideration from a financial point of view;


       (iii) the willingness of Robert Shaw, through a newly formed corporation, to purchase the OEM Business -- which purchase was a condition to the Recoton offer -- at a price that the Jensen Board considered fair, including all consideration received by Jensen, directly or indirectly, in connection with the sale of the OEM Business;


       (iv) the opinion of Lehman Brothers, since Recoton was requiring the prior sale of the OEM Business as a condition to the Merger, with respect to the fairness to Jensen from a financial point of view of the sale of the OEM Business in the context of the overall transaction and the consideration to be received by the public stockholders in the Merger;

        (v) that the Merger is subject to the approval of a majority of the outstanding shares of Jensen Common Stock which vote at the Special Meeting excluding the shares held by Mr. Shaw;


       (vi) that the Special Committee has unanimously approved the terms of the Merger after meeting separately with Jensen's legal advisor and financial advisor and after full disclosure of the potential and actual conflicts of interests associated with the transactions relating to the Merger and the sale of the OEM Business;



       (vii) the effects of the Merger and a potential Emerson transaction on employees and customers;

      (viii) the likelihood of Recoton being able to consummate the transaction within the contemplated time period;



       (ix) the termination fee payable by Jensen under the transaction is essentially the same as the termination fee required under Emerson's latest proposal; and



        (x) the Jensen Board's conclusion, based primarily upon the factors discussed under "THE MERGER -- BACKGROUND OF THE MERGER" that the Recoton transaction represented higher value to the stockholders of Jensen than all but Emerson's multi-priced proposals, which were not likely to be consummated and, based upon the advice of Special Committee Counsel, would be improper for the Jensen Board to recommend to stockholders as a matter of Delaware law.



    In addition to the business reasons for the Merger and the consideration to be paid by Recoton, the Jensen Board considered that the Merger Agreement did not provide for any lock-ups relating to the Jensen Common Stock held by Mr. Shaw or warrants or unreasonable termination fees which may have the effect of unreasonably discouraging competing bids and that the Jensen Board was able to withdraw or modify its recommendation to the stockholders regarding the Merger in the event a more favorable transaction with a third party became available to Jensen prior to the Closing. The Jensen Board also gave weight to the fact that all of the stockholders of Jensen would receive, prior to voting on the Merger, a proxy statement disclosing in detail the terms of the transactions.



    ACCORDINGLY, THE JENSEN BOARD UNANIMOUSLY (WITH MR. SHAW ABSTAINING) RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT.


FAIRNESS OPINION BY LEHMAN BROTHERS


    Jensen, pursuant to an engagement letter dated June 12, 1995 (the "Lehman Engagement Letter"), retained Lehman Brothers as its financial advisor.



    In connection with Jensen's proposed Merger with Recoton, Lehman Brothers delivered its written opinion as of the date of this Proxy Statement that, as of the date of such opinion and based upon and subject to certain assumptions, factors and limitations set forth in such written opinion, (i) the consideration to be received by Jensen's public stockholders in the Merger was fair, from a financial point of view, to such holders (the "Jensen Opinion") and (ii) since Recoton requires the prior sale of the OEM Business as a condition to the consummation of the transaction proposed by Recoton, the consideration to be received by Jensen in the proposed OEM Asset Sale, within the context of the Merger, and the consideration to be received by the public stockholders in the Merger, was fair to Jensen (the "OEM Opinion"). The full text of the written opinion of Lehman Brothers dated the date hereof is attached as Annex IV hereto. Jensen stockholders are urged to read the opinion in its entirety for a summary of assumptions made, matters considered and limits of the review by Lehman Brothers in arriving at its opinion. The descriptions of the opinion of Lehman Brothers set forth in this Proxy Statement are qualified in their entirety by reference to the full text of such opinion. Previously, on January 2, 1996, Lehman Brothers delivered two written opinions with respect to the Merger as then proposed by Recoton.



    No limitations were imposed by Jensen on the scope of Lehman Brothers' investigation or the procedures to be followed by Lehman Brothers in rendering its opinion. However, Jensen did not authorize Lehman Brothers (even after the public announcement of the merger transaction with Recoton) to solicit any indications of interest from any third party with respect to the purchase of all or a part of the OEM Business due to Jensen's concerns that further solicitations would cause disruptions and increase uncertainties which could potentially harm customer relationships and lead to the departure of key employees. Furthermore, additional solicitations would likely delay the timing, or jeopardize the consummation, of the Recoton merger. The consideration to be received by Jensen stockholders was determined by arm's-length negotiation between Jensen and Recoton after consultation by each of such parties with its respective financial advisor as to various matters, including preliminary ranges of value, and was not based on a recommendation by Lehman Brothers, although

Lehman Brothers evaluated the financial terms of the Merger and participated in discussions concerning the consideration to be received. The consideration to be received by Jensen for the OEM Business was determined by arm's-length negotiations between Jensen's Chairman and outside directors of Jensen's Board after consultation by the outside directors of Jensen's Board with Lehman Brothers as to various matters, including preliminary ranges of value, and was not based on a recommendation by Lehman Brothers, although Lehman Brothers evaluated the financial terms of the sale of the OEM Business and participated in discussions concerning the consideration to be received. The opinion was requested by the Jensen Board and is not intended to be and does not constitute recommendations to any stockholder of Jensen as to how such stockholder should vote with respect to the approval of the Merger or the sale of the OEM Business. Lehman Brothers was not requested to opine as to, and the opinion does not in any manner address, Jensen's underlying business decision to proceed with or effect either the Merger or the sale of the OEM Business.

    In arriving at its opinion, Lehman Brothers reviewed and analyzed: (1) the Merger Agreement and the specific terms of the transaction proposed thereby (the "Proposed Transaction") and the OEM Agreement and specific terms of the sale of the OEM Business, (2) Jensen's Annual Reports to Stockholders and Annual Reports on Form 10-K for the fiscal years ended the last day of February 1992 through 1996, (3) Recoton's Annual Reports to Shareholders and Annual Reports on Form 10-K for the fiscal years ended December 31, 1991 through 1995 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, (4) financial and operating information with respect to the business, operations and prospects of Jensen and the OEM Business furnished to Lehman Brothers by Jensen, (5) certain historical financial and operating information with respect to the business and operations of Recoton furnished to Lehman Brothers by Recoton, (6) trading history of Jensen's common stock from February 12, 1992 to the present and a comparison of that trading history with those of other companies that Lehman Brothers deemed relevant, (7) a comparison of the historical financial results and present financial condition of Jensen, the OEM Business and Recoton with those of other companies and businesses that Lehman Brothers deemed relevant, and (8) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other recent transactions that Lehman Brothers deemed relevant.

    In addition, in arriving at its opinion, Lehman Brothers considered the results of efforts to solicit indications of interest from certain third parties approved by Jensen with respect to an acquisition of Jensen.


    Lehman Brothers also considered the most recent proposal received from Emerson and the extensive discussions among Emerson, Jensen and their respective representatives. As discussed above, that proposal provided for Mr. Shaw and WBLCF to receive less per share than the public stockholders without their consent, and both Mr. Shaw and WBLCF had advised the Special Committee that they were unwilling to vote in favor of the Emerson proposal. In arriving at its opinion Lehman Brothers took into account the advice of Delaware legal counsel to the Special Committee that without such favorable votes the Emerson proposal could not be approved by the Company's stockholders as required by the DGCL.


    In arriving at its opinion, Lehman Brothers also has had discussions with the managements of Jensen and Recoton concerning their respective businesses, operations, assets, financial condition and prospects. In addition, Lehman Brothers has had discussions with the managements of Jensen and the OEM Business concerning the business, operations, assets, financial condition and prospects of the OEM Business, including the OEM Business' future prospects on a stand-alone basis and the alternatives available to Jensen with respect to the OEM Business given the requirement of a disposition of the OEM Business imposed by Recoton as a condition to the consummation of the Proposed Transaction. Lehman Brothers also has reviewed two reports delivered to Jensen by Key Account Systems, a consulting firm hired by Jensen, regarding the current status of the OEM Business' relationships with Ford Motor Company and Chrysler Corporation, its two principal customers and held discussions with Key Account Systems regarding these reports, and has reviewed certain internal Jensen memoranda regarding the status of the Ford Motor Company and Chrysler Corporation relationships in light of current business conditions and ownership uncertainty. Lehman Brothers also undertook such other studies, analyses and investigations as it deemed appropriate.



    In arriving at its opinion, Lehman Brothers assumed and relied upon the accuracy and completeness of the financial and other information used by it without assuming any responsibility for independent verification of such information and further relied upon the assurances of management of Jensen that it was not aware of any facts that would make such information inaccurate or misleading. With respect to the financial forecasts of Jensen including those relating to the OEM Business, since Jensen's and the OEM Business' recent operating results had fallen significantly below historical results and management's expectations (with the exception of the most recent fiscal quarter), for purposes of its analyses Lehman Brothers relied primarily upon extrapolations of, and sensitivity analyses applied to, Jensen's and the OEM Business' most recent operating results. Lehman Brothers discussed this approach with the management of Jensen, and it agreed with the appropriateness of the use of this approach by Lehman Brothers in performing its analyses. In arriving at its opinion, Lehman Brothers conducted only a limited physical inspection of the properties and facilities of Jensen and the OEM Business and did not make or obtain any evaluations or appraisals of the assets or liabilities of Jensen or the OEM Business. Lehman Brothers did, however, consider a third party's indication of loan value on a liquidation basis of the OEM Business as part of the Proposed Emerson Transaction. In addition, Jensen did not authorize Lehman Brothers to solicit, and Lehman Brothers did not solicit, any indications of interest from any third party with respect to the purchase of all or a part of the OEM Business due to Jensen's concerns that such contacts might have a materially adverse impact on the OEM Business and/or its relationship with key customers. Lehman Brothers' opinion necessarily is based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion.



    In connection with the preparation of Lehman Brothers' opinion, Lehman Brothers performed certain financial and comparative analyses, as summarized below. The preparation of fairness opinions involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances, and therefore such opinions are not readily susceptible to summary description. Furthermore, in arriving at its opinion, Lehman Brothers did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Lehman Brothers believes that its analyses must be considered as a whole and that considering any portions of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion. In its analyses, Lehman Brothers made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Jensen or the OEM Business. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.


    JENSEN OPINION ANALYSES

    ANALYSIS OF PRETAX BREAKUP VALUE. Using internally available information for the fiscal year ending February 29, 1996 supplied by Jensen, Lehman Brothers performed a pretax breakup valuation of Jensen assuming that each of the company's businesses were sold to third party acquirors. Applying appropriate valuation multiples to each of Jensen's businesses, Lehman Brothers determined that the approximate equity value of Jensen based on this analysis ranged from approximately $7.25 to $10.00 per share of Jensen Common Stock.

    ANALYSIS OF SELECTED PUBLICLY TRADED COMPARABLE COMPANIES. Using publicly available information, Lehman Brothers compared selected financial data of Jensen with similar data for five companies engaged in businesses considered by Lehman Brothers to be comparable to Jensen. Specifically, Lehman Brothers included in its review Boston Acoustics, Inc., Clarion Co. Limited, Harman International Industries, Inc., Polk Audio, Inc. and Recoton (the "Jensen Comparable Company Universe"). Lehman Brothers calculated several standard industry market valuation multiples for the Jensen Comparable Company Universe and imputed a per share value for Jensen based on the financial performance of Jensen for the latest twelve months ended February 29, 1996, and on management's internal fiscal year 1997 projections. Lehman Brothers determined that an approximate value of Jensen based upon this analysis ranged from $8.00 to $9.00 per share of Jensen Common Stock. Because of the inherent differences between the business, operations and prospects of Jensen and the businesses, operations and prospects of the companies in the Jensen Comparable Companies Universe, Lehman Brothers believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analysis, and accordingly also made qualitative judgments concerning differences between the financial and operating characteristics and prospects of Jensen and the companies in the Jensen Comparable Companies Universe which would affect the public trading values of Jensen and such comparable companies.


    ANALYSIS OF SELECTED COMPARABLE TRANSACTIONS. Using publicly available information, Lehman Brothers compared selected financial data, including total market value of equity plus debt minus cash ("Firm Value") as a multiple of sales, earnings before interest, taxes, depreciation and amortization ("EBITDA") and earnings before interest and taxes ("EBIT"), for Jensen with similar data for selected transactions in the consumer electronics industry to derive implied price per share values. Although there have been over 15 major announced acquisitions in the consumer electronics industry since 1985, there was only one recent transaction for which there was sufficient information and which Lehman Brothers believed provided an adequate comparison to Jensen. Specifically, the transaction Lehman Brothers considered was the acquisition of Kong Wah Holdings by Akai Holdings. However, Jensen's earnings for the latest twelve months (at the time of the analysis) were significantly lower than in previous years, and because there was limited financial information on the acquisitions identified by Lehman Brothers in the consumer electronics industry and because the reasons for and the circumstances surrounding the transaction analyzed were specific to that transaction and because of the inherent differences between the businesses, operations and prospects of Jensen and the businesses, operations and prospects of the selected acquired company analyzed, Lehman Brothers did not rely on the analysis of selected comparable transactions as an appropriate analysis and provided the analyses to the Jensen Board for illustrative purposes only.

    DISCOUNTED CASH FLOW ANALYSES. Lehman Brothers performed five and ten year discounted cash flow analyses of Jensen utilizing a range of sensitivities with respect to future financial performance of Jensen. Specifically, Lehman Brothers noted that Jensen's earnings before interest, taxes and amortization ("EBITA") margin for fiscal 1993 through fiscal 1996 were 4.3%, 3.1%, 5.0% and 0.7%, respectively and, as such, performed three sensitivities to the future financial performance of the company that assumed the company's EBITA margin increased by fiscal 2001 to 4.5%, 5.0% and 5.5%, respectively. Utilizing these projections, Lehman Brothers calculated Jensen's unleveraged free cash flows over five and ten year periods. The cash flow streams and terminal values then were discounted to present values using a range of discount rates, which were chosen based on several assumptions regarding factors such as the inflation rate, interest rates, the inherent business risk of Jensen and the cost of capital. Lehman Brothers calculated terminal values for Jensen by applying to projected EBITA a range of multiples based on the analysis of the trading multiples of the Jensen Comparable Company Universe and on Lehman Brothers' general experience in mergers and acquisitions. For purposes of this analysis, Lehman Brothers utilized annual discount rates of 12%, 13% and 14% and terminal multiples of Jensen's EBITA in the fiscal years 2001 and 2006 of 7.0x, 8.0x, and 9.0x. Lehman Brothers determined that an equity value of Jensen based on this analysis was approximately $6.00 to $8.00 per share of Jensen Common Stock assuming EBITA margins increased by fiscal 2001 to 4.5%, approximately $7.50 to $9.50 per share of Jensen Common Stock assuming EBITA margins increased by fiscal 2001 to 5.0% and approximately $8.50 to $10.50 per share of Jensen Common Stock assuming EBITA margins increased by fiscal 2001 to 5.5%.

    LEVERAGED BUYOUT ANALYSES. Lehman Brothers performed leveraged buyout analyses of Jensen utilizing the same three sets of projections used in the discounted cash flow analyses in order to calculate the theoretical maximum value that an investor would pay in a leveraged buyout using current leveraged financing market parameters. The parameters considered included, but were not limited to, appropriate returns to equity holders over a five year horizon of at least 30%, appropriate capital structure in the current financing environment, appropriate returns to subordinated debt holders of 17% to 20%, bank debt paydown in no more than eight years and current market interest rates. However, no consideration was given to institutions' willingness to provide requisite financing in light of the recent deteriorating financial performance of Jensen. Based on these analyses, Lehman Brothers estimated the value of Jensen to be approximately $5.00 to $7.50 per share of Jensen Common Stock.

    OEM OPINION ANALYSES

    ANALYSIS OF SELECTED PUBLICLY TRADED COMPARABLE COMPANIES. Using publicly available information, Lehman Brothers compared selected financial data of the OEM Business with similar data for companies engaged in businesses considered by Lehman Brothers to be comparable to the OEM Business. Specifically, Lehman Brothers included in its review two sets of automotive OEM companies: the "Diversified OEM Company Universe," which included TRW Inc., Eaton Corp., Dana Corporation, Magna International Inc., Coltec Industries, Inc. and MascoTech, Inc. and the "Interior OEM Company Universe," which included Lear Seating Corporation, Collins & Aikman Corporation, Gentex Corporation, O'Sullivan Corporation, Masland Corp., Inc., Larizza Industries, Inc. and Douglas & Lomason Company. Lehman Brothers calculated several standard industry market valuation multiples for the Diversified OEM Company Universe and the Interior OEM Company Universe and imputed a per share value for the OEM Business based on the financial performance of the OEM Business for the latest twelve months ended February 29, 1996 and on management's internal fiscal year 1997 projections updated with preliminary financial information for the quarter ending May 31, 1996. Lehman Brothers determined that an approximate equity value of the OEM Business based upon this analysis ranged from approximately $20.0 million to $28.0 million. Because of the inherent differences between the business, operations, size and prospects of the OEM Business and the businesses, operations, size and prospects of the companies in the Diversified OEM Company Universe and the Interior OEM Company Universe, Lehman Brothers believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analysis, and accordingly also made qualitative judgments concerning differences between the financial and operating characteristics and prospects of the OEM Business and the companies in the Diversified OEM Company Universe and the Interior OEM Company Universe which would affect the public trading values of the OEM Business and such comparable companies.

    ANALYSIS OF SELECTED COMPARABLE TRANSACTIONS. Using publicly available information, Lehman Brothers compared selected financial data, including Firm Value as a multiple of sales, EBITDA and EBIT, for the OEM Business with similar data for selected transactions in the automotive OEM industry to derive implied price per share values. Although there have been numerous major announced acquisitions in the automotive OEM industry since 1985, there were no recent transactions for which there was sufficient information and which Lehman Brother believed provided an adequate comparison to the OEM Business due to size and similarity of operations. For these reasons, Lehman Brothers did not rely on the analysis of selected comparable transactions as an appropriate analysis and provided the analysis to the Jensen Board for illustrative purposes only.

    DISCOUNTED CASH FLOW ANALYSIS. Lehman Brothers performed five and ten year discounted cash flow analyses of the OEM Business utilizing a sensitivity of current financial performance with respect to future financial performance of the OEM Business. Specifically, Lehman Brothers assumed that for the fiscal years 1997-2001, the OEM Business would experience little or no sales growth but would be able to maintain its current EBITA margin for the twelve months ending May 31, 1996. In fiscal 2002, however, Lehman Brothers assumed that the OEM Business would experience a 45% decline in sales, would experience break even earnings, and would partially liquidate existing inventory. The fiscal 2002 decline is predicted upon concerns arising from recent discussions with Ford Motor Company, the OEM Business' largest customer. After fiscal 2002, Lehman Brothers assumed that sales would increase as the OEM Business would seek to fill its capacity while earnings would gradually recover. Utilizing this set of projections, Lehman Brothers calculated the OEM Business' unleveraged free cash flows over five and ten year periods. The cash flow streams and terminal values then were discounted to present values using a range of discount rates, which were chosen based on several assumptions regarding factors such as the inflation rate, interest rates, the inherent business risk of the OEM Business and the cost of capital. Lehman Brothers calculated terminal values for the OEM Business by applying to projected EBITA a range of multiples based on the analysis of the trading multiples of the Diversified OEM Company Universe and the Interior OEM Company Universe and on Lehman Brothers' general experience in mergers and acquisitions. For purposes of this analysis, Lehman Brothers utilized annual discount rates of 11%, 13% and 15% and terminal multiples of Jensen's EBITA in the fiscal years 2001 and 2006 of 6.0x, 7.0x, and 8.0x. Lehman Brothers determined that an equity value of the OEM Business based on this analysis was approximately $17.0 million to $23.0 million.

    LEVERAGED BUYOUT ANALYSIS. Lehman Brothers performed leveraged buyout analyses of Jensen utilizing the same set of projections used in the discounted cash flow analysis in order to calculate the theoretical maximum value that an investor would pay in a leveraged buyout using current leveraged financing market parameters. The parameters considered included, but were not limited to, appropriate returns to equity holders over a five year horizon of at least 30%, appropriate capital structure in the current financing environment, bank debt paydown in no more than eight years and current market interest rates. However, no consideration was given to institutions' willingness to provide requisite financing in light of the financial performance of the OEM Business and concerns related to business with Ford Motor Company. Based on this analysis, Lehman Brothers estimated the value of the OEM Business to be approximately $2.25 to $2.75 per share of Jensen Common Stock, or in the aggregate from approximately $11.0 million to $15.0 million.


    PROPOSED LOAN VALUE ANALYSIS. In the context of its review, Lehman Brothers analyzed and considered Congress Financial's indication of loan value on a liquidation basis of the OEM Business as part of the proposed Emerson transactions. Specifically, Lehman Brothers considered the approximate $23.0 million that Congress Financial had informed Emerson it was willing to lend against the OEM Business' assets as part of the transaction. This amount is based upon the liquidation value of the OEM Business' fixed and working capital assets and does not address how the OEM Business would satisfy other unsecured creditors of its business. Lehman Brothers also noted that, as of March 31, 1996, the OEM Business had unsecured liabilities of approximately $8.0 million which also would need to adequately be funded in the ordinary course of its business.


    PURCHASE PRICE FOR OEM BUSINESS. In evaluating the financial terms of the sale of the OEM Business, Lehman Brothers took into account the total consideration received by Jensen, directly or indirectly, in connection with the sale of the OEM Business, including the $18.4 million cash consideration to be paid by IJI Acquisition. Specifically, Lehman Brothers noted that as a condition to Recoton's execution of the Merger Agreement, Mr. Shaw was required to waive potential termination benefits under his 1991 Employment Agreement with Jensen. Based upon estimates provided by management, Lehman Brothers determined that the difference between Mr. Shaw's 1991 Employment Agreement with Jensen and his employment agreement with Recoton is approximately $2.6 million. In addition, Mr. Shaw will receive approximately $4.4 million less for his Jensen shares pursuant to the Merger Agreement than he would have received if he received the same price per share as the public stockholders. In total, Lehman Brothers determined that Jensen was receiving consideration equivalent to approximately $25.4 million.

    Lehman Brothers is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the evaluation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate, estate and other purposes. The Jensen Board selected Lehman Brothers to act as its financial advisor because of its experience, reputation and familiarity with the industry in general and because its investment banking professionals have substantial experience in transactions similar to the Merger and the sale of the OEM Business.

    Pursuant to the terms of the Engagement Letter, Jensen has paid Lehman Brothers $100,000 and has agreed to pay Lehman Brothers, upon consummation of the Merger, a fee of 1.00% of the aggregate amount of consideration received by Jensen and/or its stockholders in the Merger, plus the amount of any indebtedness for money borrowed which is assumed less the $100,000 already paid to Lehman Brothers by Jensen. Jensen also has agreed to reimburse Lehman Brothers up to $50,000 for reasonable expenses incurred by Lehman Brothers in performing its services, including the reasonable fees and expenses of its legal counsel, and to indemnify Lehman Brothers and related persons against certain liabilities that might arise out of Lehman Brothers' engagement. Lehman Brothers may trade in the equity securities of Jensen and Recoton for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    In considering the recommendation of the Jensen Board with respect to the Merger Agreement and the transactions contemplated thereby, the stockholders of Jensen should be aware that certain members of the management of Jensen and the Jensen Board have certain interests in the Merger that are different from, or in addition to, the interests of stockholders of Jensen generally.


    OEM ASSET SALE. Robert G. Shaw, the Chairman, President and Chief Executive Officer of Jensen, is the sole stockholder and Director of IJI Acquisition, the corporation formed to acquire the assets of the OEM Business, immediately prior to the Merger, pursuant to the OEM Agreement. SEE "THE OEM ASSET SALE -- THE OEM AGREEMENT."



    STOCK OPTION, VOTING AND SIMILAR AGREEMENTS. WBLCF, which holds approximately 25.9% of the shares of Jensen Common Stock outstanding, has entered into the Stock Option and Voting Agreement with Recoton, and Robert G. Shaw, Chairman, President, and Chief Executive Officer of Jensen, who owns approximately 36.8% of the outstanding Jensen Common Stock, has entered into the Spread Agreement with Recoton. SEE "STOCK OPTION, VOTING AND SIMILAR AGREEMENTS."



    DIRECTORS AND OFFICERS OF RECOTON AND THE SURVIVING CORPORATION AFTER THE MERGER. Following the Merger, Robert G. Shaw, Chairman, President and Chief Executive Officer of Jensen and the sole stockholder, President and Director of IJI Acquisition, the corporation which has agreed to purchase the OEM Assets immediately prior to the Merger, will become a member of Recoton's and the Surviving Corporation's Boards of Directors, serve as an executive officer of Recoton, and become the President and Chief Executive Officer of the Surviving Corporation. Mr. Shaw has entered into an employment agreement with Recoton. SEE "EMPLOYMENT AGREEMENT OF ROBERT G. SHAW" below. Marc T. Tanenberg, Vice President-Finance and Chief Financial Officer of Jensen, will become a member of the Board of Directors and the Vice President and Chief Financial Officer of the Surviving Corporation. Mr. Tanenberg has entered into a transitional employment agreement with Jensen. SEE "TRANSITIONAL EMPLOYMENT AGREEMENTS" below. The other Directors of the Surviving Corporation will be Robert L. Borchardt, Stuart Mont and Joseph Massot and the other officers of the Surviving Corporation will be Robert L. Borchardt as Chairman, Stuart Mont as Secretary and Joseph H. Massot as Treasurer and Assistant Secretary. The Board and executive officers of Recoton will remain as they were prior to the Merger except for the election of Mr. Shaw to the Recoton Board and as an executive officer.

    Mr. Borchardt is the President, Co-Chairman and Co-Chief Executive Officer and a Director of Recoton; Mr. Mont is the Executive Vice President-Operations, Chief Operating Officer, Chief Financial Officer and Secretary and a Director of Recoton; and Mr. Massot is the Vice President, Treasurer and Assistant Secretary and a Director of Recoton.


    EMPLOYEE STOCK OPTION PROGRAMS. Pursuant to the terms of the Jensen Stock Option Plan (1989) (the "1989 Plan"), the Jensen 1991 Stock Incentive Plan (the "1991 Plan") and the 1994 Jensen Stock Option and Purchase Plan for Non-Employee Directors (the "1994 Plan") (together, the "Jensen Stock Option Plans"), the approval of the Merger Agreement by the stockholders at the Special Meeting will constitute an "Accelerating Event" resulting in all Jensen stock options under the Jensen Stock Option Plans becoming exercisable in full.


    Immediately prior to the Effective Time, each holder of then outstanding options to purchase shares of Jensen Common Stock issued pursuant to the Jensen Stock Option Plans (a "Jensen Stock Option") shall receive, in settlement of such Jensen Stock Option being cancelled and terminated, a cash payment from Jensen (the "Option Cancellation Payment"). The Option Cancellation Payment will be in an amount (less any applicable withholding taxes) equal to the amount, if any, by which $11.00 exceeds the exercise price per share of Jensen Common Stock under such Jensen Stock Option multiplied by the number of shares of Jensen Common Stock covered by such Jensen Stock Option, PROVIDED, HOWEVER, that the Option Cancellation Payment payable to any such optionee shall not be less than $50.00 (less any applicable withholding taxes). Jensen is obligated to use its best efforts to cause each optionee to execute an agreement consenting to the cancellation of such optionee's Jensen Stock Options. The directors and executive officers of Jensen will be offered in the aggregate $130,750 in cash in consideration of the cancellation and termination of the Jensen Stock Options as set forth above.

    Under the 1994 Plan, if a participant's service as a director with Jensen terminates by reason of retirement from active service as a director of Jensen, any option held by such participant may be exercised for a period of three years from the date of such termination or until the expiration of the option, whichever is shorter.


    As of July 15, 1996, directors and executive officers of Jensen held outstanding Jensen Stock Options to purchase 47,500 shares of Jensen Common Stock under (i) the 1991 Plan at exercise prices ranging from $6.50 to $9.75 per share and (ii) the 1994 Plan at exercise prices ranging from $8.50 to $9.75 per share.



    Donald W. Jenkins, a non-employee director who is a member of the Special Committee, is a partner in a law firm which performs significant legal services for Jensen. Jensen paid to such law firm $375,000 and $464,000 in legal fees during fiscal 1995 and fiscal 1996, respectively.



    In addition, certain directors of Jensen have elected to defer the receipt of shares of Jensen Common Stock owed to them in lieu of directors' fees pursuant to the 1994 Stock Option Plan. As of July 15, 1996, the number of Deferred Shares held by such Deferred Holders was 12,018. Immediately prior to the Effective Time, Jensen shall terminate each such director's right to receive the Deferred Shares, and in consideration thereof, Jensen shall make a cash payment to each Deferred Holder in an amount equal to the number of Deferred Shares held by such Deferred Holder times $11.00. Jensen is obligated to use its best efforts to obtain from each Deferred Holder an agreement consenting to the cancellation and termination of such Deferred Holder's Deferred Shares.

    The following table sets forth information with respect to the number of vested Jensen Stock Options, and the acceleration of exercisability of Jensen Stock Options, held by the persons set forth below.

                                                  NUMBER OF UNVESTED      WEIGHTED
                                                 JENSEN STOCK OPTIONS      AVERAGE
                                   NUMBER OF       AT JULY 1, 1996     EXERCISE PRICE
                                 VESTED JENSEN        TO BECOME         PER SHARE OF
                                 STOCK OPTIONS     EXERCISABLE UPON      VESTED AND
                                      AT         STOCKHOLDER APPROVAL  UNVESTED JENSEN
NAME & TITLE                     JULY 1, 1996       OF THE MERGER       STOCK OPTIONS
- ------------------------------  ---------------  --------------------  ---------------
David G. Chandler ............       2,333                 2,667         $    9.2000
  Director
Donald W. Jenkins ............       2,333                 2,667         $    9.2000
  Director
Robert H. Jenkins ............       6,000                 3,000         $    8.7917
  Director
Norman H. McMillan ...........       6,000                 3,000         $    8.8750
  Director
Marc T. Tanenberg ............       9,333                10,167         $    7.2179
  Vice President Finance &
  Chief Financial Officer

    EMPLOYEE BENEFIT PLANS. The Merger Agreement provides that the Surviving Corporation will cause to remain in effect for a period of one year after the consummation of the Merger for the current employees of Jensen, so long as such persons continue after the Effective Time to hold positions as employees with the Surviving Corporation, the same employee benefits that are currently in effect at Jensen, or similar employee benefits on substantially the same terms and conditions as the Jensen plans, including, but not limited to, health care and life insurance, pension and retirement benefits and vacation and sick pay. Thereafter, the Surviving Corporation shall provide a benefits package at least comparable to the benefit package provided by Recoton to its own employees. Recoton and the Surviving Corporation have agreed to use their best efforts to insure that employees of the Surviving Corporation shall not be subject to any waiting periods or pre-existing condition restrictions under employee benefit plans offered by Recoton or the Surviving Corporation to the extent that such periods are longer or such periods impose a greater limitation than the periods or limitations imposed under employee benefit plans currently offered by Jensen. Employees of the Surviving Corporation shall be given credit for prior service with Jensen for purposes of crediting periods of service for eligibility and vesting of all such substitute employee benefits offered by Recoton or the Surviving Corporation.

    INDEMNIFICATION. The Merger Agreement provides that, to the extent permitted by applicable law, all rights to indemnification from Jensen or any subsidiary of Jensen now existing in favor of the directors, officers, employees or agents of Jensen and any subsidiary of Jensen as provided in their respective certificates of incorporation or charters, as the case may be, or by-laws, as in effect on the date of the Merger Agreement, shall survive the Merger and shall continue in full force and effect and be honored by Recoton, RC Acquisition Sub and the Surviving Corporation for a period of not less than five years from the Effective Time; PROVIDED, HOWEVER, that in the event any claim is asserted or made within such five-year period, all such rights shall continue with respect to such claim until final disposition of such claim.

    DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. Recoton and RC Acquisition Sub will use their best efforts, and will cause the Surviving Corporation to use its best efforts, to cause to be maintained in effect a tail, for not less than three years from the Effective Time, on the current policies of directors' and officers' liability insurance maintained by Jensen and the subsidiaries of Jensen (provided that the Surviving Corporation or RC Acquisition Sub may substitute therefor policies of at least the same level of coverage containing terms and conditions which are in the aggregate no less advantageous so long as no lapse in coverage occurs as a result of such substitution) with respect to all matters, including the transactions contemplated by the Merger Agreement, occurring prior to and including the Effective Time. Notwithstanding the foregoing, neither Recoton, RC Acquisition Sub nor the Surviving Corporation shall be required to expend in excess of $150,000 in the aggregate to satisfy the obligations contained in this paragraph.

    EMPLOYMENT AGREEMENT OF ROBERT G. SHAW. Robert G. Shaw will serve as an executive officer of Recoton and President and Chief Executive Officer of the Surviving Corporation after the Effective Date pursuant to the Shaw Employment Agreement which provides for his employment for a period of two years. Mr. Shaw also will be a Director of Recoton.

    Mr. Shaw's base salary will be $300,000 per year, plus an annual guaranteed bonus of $150,000. In addition, Mr. Shaw's agreement provides for a discretionary performance-based bonus to be awarded by the Recoton Board of Directors. Mr. Shaw also receives a two-year "evergreen" severance package in an amount equal to his base compensation plus his guaranteed bonus. Mr. Shaw's employment agreement also entitles him to a stock option grant pursuant to the Recoton Corporation 1991 Stock Option Plan to purchase 50,000 Recoton Common Shares at the market price for Recoton Common Shares on the date of the grant, such options to vest in five equal annual installments. Mr. Shaw will receive a benefits package substantially the same as his current benefits package with Jensen, except that Recoton will terminate or assign to IJI Acquisition key-man insurance policies with aggregate death benefits totalling $16.5 million. Recoton will pay the premiums on a life insurance policy owned by the Robert G. Shaw 1991 Irrevocable Trust dated February 7, 1991 (the "RGS Trust") in the principal amount of $2.5 million and currently maintained by Jensen.

    If Mr. Shaw's employment is terminated by Recoton without cause, Mr. Shaw will receive one-half of his severance payments on the effective date of termination and the remaining one-half of the severance payments in equal monthly installments over a 24-month period. In addition, all unvested options will vest immediately. Recoton also will pay the premiums for COBRA coverage for Mr. Shaw and his dependents, as well as the premiums on the RGS Trust life insurance policy for two years following termination without cause. The Shaw Employment Agreement includes a non-competition and non-solicitation covenant which will apply during the term of Mr. Shaw's employment and for the period in which Mr. Shaw is receiving severance benefits subject to certain exceptions. The Shaw Employment Agreement also includes certain confidentiality provisions.

    TRANSITIONAL EMPLOYMENT AGREEMENTS. On or about November 9, 1995, the Company entered into Transitional Employment Agreements with certain of its employees including Marc T. Tanenberg. Each such agreement would become effective upon the occurrence of a "Change of Control" (as therein defined). The Merger will constitute a Change of Control under such agreements. However, if the applicable executive's employment is terminated or the executive ceases to be an officer of Jensen before a Change of Control but the executive reasonably demonstrates that the prior change was connected with or in anticipation of the Change of Control and not based on substandard performance, then the agreement will be effective immediately prior to such termination or loss of status as an officer.

    Each Transitional Employment Agreement establishes an employment period beginning with the date of the Change of Control and ending on the second anniversary of that date. Under the agreement (i) the executive's position, authority, duties and responsibilities during the employment period are required to be at least commensurate in all material respects with the most significant of those at any time during the 90-day period immediately preceding the Change of Control; (ii) the executive's services are required to be based at the same location as prior to the Change of Control or at another location which is the headquarters of Jensen and is within 35 miles of the prior location; (iii) annual base salary and bonus opportunities must be at least equal to the annual base salary and bonus opportunities currently in place; and (iv) the executive is entitled to participate in all incentive savings and retirement plans and all welfare benefit plans and is entitled to expense reimbursement, fringe benefits, office and support staff and paid vacations on a basis not less favorable than currently in place.


    During the employment period the executive may terminate employment for "Good Reason" (as therein defined) and become entitled to receive the severance benefits described below. Good Reason includes assignment of duties inconsistent with the executive's position or a substantial diminution of the executive's position, authorities, duties or responsibilities; any substantial failure by
Jensen to comply with its compensation obligations to the executive; Jensen requiring the executive to be based at a location other than as described above; any purported termination by Jensen of the executive's employment other than for cause or disability; or any failure by Jensen to have a successor entity assume all of the obligations under the Transitional Employment Agreement. If during the employment period Jensen terminates the executive's employment other than for cause or for disability or the executive terminates employment for Good Reason, (i) the executive is entitled to a lump sum equal to executive's unpaid base salary through the date of termination, any compensation previously deferred by the executive, any accrued vacation pay and a severance amount equal to the sum of the executive's current annual base salary and a full annual bonus, (ii) the agreement provides for continuation of the executive's employment under any stock option plans or other equity incentive plans or programs of Jensen for purposes of determining the date on which any option or similar rights become exercisable or expire and the date on which any stock restrictions lapse, and (iii) for one year after such termination, Jensen is required to provide certain welfare plan coverage for the executive and/or the executive's family. The agreement also provides for certain benefits upon termination of the employment of the executive by death or disability. The agreement also provides that after termination of employment, the executive is required to maintain the confidentiality of all secret or confidential information related to Jensen and to refrain from accepting employment or otherwise providing service to a competing entity or from soliciting employees to leave Jensen for a period of one year following the termination of employment for any reason.


    BONUSES TO JENSEN OFFICERS. The Jensen Board has approved bonuses to two officers of Jensen in the aggregate amount of $100,000 (including $50,000 payable to Marc T. Tanenberg, Chief Financial Officer of Jensen), payable upon the sale of Jensen.

CONVERSION OF SHARES OF JENSEN COMMON STOCK


    Upon consummation of the Merger, all shares of Jensen Common Stock outstanding immediately prior to the Effective Time (other than Jensen Treasury Stock, shares owned by Recoton or Dissenters' Shares) will be converted into the right to receive cash in the amount of $11.00 per share (or $8.90 per share in the case of shares held beneficially by the Principal Stockholders).


    At the Effective Time, all shares of Jensen Common Stock will be canceled and cease to exist, and all Jensen Treasury Stock will be canceled and retired without payment of any consideration therefor.

    The Merger Agreement provides that Recoton and Jensen will cause the Effective Time to occur as promptly as practicable after the approval of the Merger Agreement by the Stockholders and the satisfaction (or waiver, if permissible) of the other conditions set forth in the Merger Agreement. Accordingly, if all other conditions have been met or, if permissible, waived, the Effective Time could occur on the same day as approval of the Merger by the Stockholders is obtained.


EXCHANGE PROCEDURES



    Promptly after the Effective Time, Recoton will send, or will cause a bank or trust company designated by Recoton (the "Exchange Agent") to send, to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Jensen Common Stock, a letter of transmittal with instructions for use in effecting the surrender of certificates for payment of the Merger Consideration (the "Exchange Instructions"). CERTIFICATES

SHOULD NOT BE SURRENDERED BY THE HOLDERS OF JENSEN COMMON STOCK UNTIL SUCH HOLDERS RECEIVE THE LETTER OF TRANSMITTAL AND EXCHANGE INSTRUCTIONS.



    Each holder of certificates representing shares of Jensen Common Stock that have been converted into a right to receive the Merger Consideration, upon surrender to the Exchange Agent of a certificate or certificates representing such shares, together with a properly completed and executed letter of transmittal covering such shares and any other documents reasonably required by the Exchange Agent, will promptly receive the Merger Consideration payable in respect of such shares of Jensen Common Stock, without any interest thereon, less any required withholding of taxes, and the certificates so surrendered will be canceled. Until so surrendered, each such certificate will, at and after the Effective Time, represent for all purposes only the right to receive the Merger Consideration.



    If any portion of the Merger Consideration is to be paid to a person other than the registered holder of the shares of Jensen Common Stock represented by the certificate or certificates surrendered in exchange, the certificate or certificates so surrendered must be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment must pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a person other than the registered holder of such shares of Jensen Common Stock or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable. The Exchange Agent may make any tax withholdings required by law if not provided with the appropriate documents.



    At the Effective Time, the stock transfer books of Jensen will be closed and there will be no further registration of transfers of shares of Jensen Common Stock on or after the Effective Time on the records of Jensen. On or after the Effective Time, any certificates presented to the Exchange Agent, Recoton or the Surviving Corporation for any reason shall be converted into the Merger Consideration.



CERTAIN FEDERAL INCOME TAX CONSEQUENCES



    The following discussion summarizes the material federal income tax considerations relevant to the Merger that are generally applicable to holders of Jensen Common Stock who hold their shares as capital assets. The discussion does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, tax-exempt entities, non-resident aliens, or foreign corporations. This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended, existing and proposed Treasury Regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to Jensen stockholders as described herein.



    The receipt by the stockholders of cash, in the Merger or through the exercise of appraisal rights, for shares of Jensen Common Stock will be a taxable transaction for federal income tax purposes. Each stockholder's gain or loss per share will be equal to the difference between the proceeds per share received as a result of the Merger or exercise of appraisal rights and the stockholder's tax basis per share in the Jensen Common Stock. If a stockholder holds the Jensen Common Stock as a capital asset, the gain or loss from the exchange will be a capital gain or loss. This gain or loss will be long term if the stockholder's holding period is more than one year.



    Capital losses are deductible against capital gains recognized in the year plus, for noncorporate taxpayers, up to $3,000 of ordinary income for such year. Capital losses which exceed this limit may be carried forward to future tax years, subject to the same limitation being applied in such years.



    For shares of Jensen Common Stock which were acquired through the exercise of employee qualified stock options and which have not been held for a period of two years since the option was granted and a period of one year since the option was exercised and other shares that are not held as capital assets, gain on such shares will be subject to federal income tax at ordinary income tax rates.



    In transactions which are not structured similarly to the Merger, the Service has asserted that a stockholder who voluntarily receives less consideration for his shares than other stockholders is deemed to have received the average consideration paid for all shares of that class. If the Service were to extend that position to the Merger, the Service may assert that the amount of cash into which the Jensen Common Stock is converted must be treated as received by all the Jensen stockholders on a pro rata basis and that the Principal Stockholders will then be deemed to make a payment of a portion of the Merger Consideration to the public stockholders. If this characterization of the Merger were advanced by the Service and upheld, the public stockholders would be treated as receiving less consideration for their Jensen Common Stock than they actually receive (which could result in a capital loss being recognized as a result of the exchange) and the difference would possibly be treated as transferred by the Principal Stockholders to the public stockholders, possibly resulting in ordinary income to the public stockholders to the extent of such payment.



    Unless an exemption applies, the Exchange Agent will be required to withhold 31% of the Merger Consideration payable to a holder of Jensen Common Stock or other payee unless such stockholder or other payee provides the Exchange Agent with his, her or its taxpayer identification number (in the case of an individual, a social security number) and certifies certain other information. The letter of transmittal that will be mailed to Jensen stockholders following consummation of the Merger will contain a form that may be completed by each stockholder and other payee to provide the information and certification necessary to avoid this withholding requirement.



    THE FOREGOING TAX DISCUSSION IS INCLUDED FOR GENERAL INFORMATION ONLY AND IS BASED UPON PRESENT FEDERAL INCOME TAX LAW. EACH STOCKHOLDER SHOULD CONSULT SUCH STOCKHOLDER'S OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO SUCH STOCKHOLDER, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS AND THE POSSIBLE EFFECT OF CHANGES IN SUCH TAX LAWS. SPECIAL RULES APPLY TO JENSEN COMMON STOCK RECEIVED PURSUANT TO THE EXERCISE OF EMPLOYEE STOCK OPTIONS OR OTHERWISE AS COMPENSATION.


REGULATORY CONSIDERATIONS


    Under the Merger Agreement, the parties' respective obligations to consummate the Merger are subject to the expiration or termination of the requisite waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act. Pursuant to the HSR Act and the rules promulgated thereunder, on or about February 23, 1996, Recoton and Jensen filed notification and report forms under the HSR Act regarding the Merger. The 30-day waiting period expired on or about March 25, 1996 and no inquiries were received from either the Federal Trade Commission or the Department of Justice.


    The consummation of the transactions contemplated by the Merger Agreement is not subject to compliance with any pre-merger notification or waiting period in any jurisdiction outside the U.S., but is subject to there being no Regulatory Prohibition, or law, regulation, order, decree or injunction then in effect binding on either Recoton or Jensen that would prevent the consummation of the Merger or make it illegal and the violation of which would have a material adverse consequence to either party. There can be no assurance that a proceeding, investigation or action will not be commenced by regulating authorities or other persons in foreign jurisdictions with respect to the transfer of ownership of some or all of the Jensen subsidiaries or their marketing rights or other assets, whether before or after the Effective Time.

OTHER CONDITIONS TO THE CONSUMMATION OF THE MERGER

    In addition to the requisite approval of the Merger Agreement by the stockholders and satisfaction of the conditions described above under the subheading "REGULATORY CONSIDERATIONS," the consummation of the Merger is subject to the satisfaction or waiver of the following joint conditions (excluding conditions already satisfied):


    - the absence of injunctions or other orders or decrees to prevent the consummation of the Merger;

    - the absence of government provisions or prohibitions to, including statutes, rules and regulations enacted by state, federal or foreign governments, prevent the consummation of the Merger or that would have a material adverse effect on the prospects of the Surviving Corporation unacceptable to Recoton; and

    - receipt of all legally-required government consents and approvals on terms reasonably acceptable to Recoton.

    Jensen may elect not to perform under the Merger Agreement if, among others:

    - Recoton or RC Acquisition Sub have not performed in all material respects or to the representations and warranties of such party are not true in all material respects as of the date of the Merger Agreement and the Effective Time as if made on and as of such dates;

    -  Jensen has not received a legal opinion from Recoton's counsel; or

    - Recoton has not deposited the cash for the Aggregate Merger Consideration into the Exchange Fund for Jensen stockholders.

    Recoton and RC Acquisition Sub may elect not to perform under the Merger Agreement if, among others:

    - Jensen has not performed in all material respects or to the representations and warranties of such party are not true in all material respects as of the date of the Merger Agreement and the Effective Time as if made on and as of such dates;

    - Recoton and RC Acquisition Sub have not received a legal opinion from Jensen's counsel;


    - Recoton and RC Acquisition Sub have not received a comfort letter from Jensen's accountants;


    -  there shall have been a material adverse effect to Jensen;

    -  Jensen shall not have closed on the OEM Agreement;

    -  Jensen's environmental liabilities exceed $5 million; or

    -  greater than 10% of Jensen's stockholders dissent to the Merger.

    No assurance can be given as to whether or when all of the conditions to the Merger can or will be satisfied. Except as limited by applicable law, any party to the Merger Agreement may waive any of the conditions to such party's obligations thereunder. SEE "THE MERGER -- AMENDMENT, WAIVER AND TERMINATION -- WAIVER."

REPRESENTATIONS AND WARRANTIES


    The Merger Agreement contains various customary representations and warranties relating to, among other things, (i) each of Recoton's and Jensen's subsidiaries' organization and similar corporate matters; (ii) Jensen's and its subsidiaries' capital structures; (iii) delivery of certain corporate documents;
(iv) authorization, execution, delivery, performance and enforceability of the Merger Agreement and the additional agreements and related matters; (v) absence of undisclosed Jensen liabilities; (vi) pending or threatened litigation affecting Jensen; (vii) required governmental and third-party consents, approvals and authorizations affecting Jensen; (viii) financial statements of Jensen; (ix) liens on assets and principal properties of Jensen; (x) documents filed by Jensen with the Commission and the accuracy of information contained therein; (xi) absence of certain material changes affecting Jensen through the Effective Time; (xii) validity of permits, certificates, approvals and other authorizations of governmental authorities necessary to operate Jensen's business, and compliance with laws generally; (xiii) tax matters relating to Jensen; (xiv) Jensen's employee benefit plans; (xv) Jensen's material agreements; (xvi) Jensen's patents, trademark and trade name registrations and copyright registrations; (xvii) brokers used in connection with the Merger; (xviii) the accuracy of information supplied by Recoton and Jensen, respectively, in connection with this Proxy

Statement; and (xix) the accuracy of the representations and warranties and other information set forth in the Merger Agreement and any schedule or exhibit thereto by Jensen and Recoton, respectively.

FINANCING THE ACQUISITION AND RELATED EXPENSES; CAPITAL NEEDS

    It is expected that the total cash to be paid to the stockholders of Jensen will be funded through cash available at the time such cash is paid, through existing credit facilities and through new borrowings from one or more of Recoton's and/or Jensen's current lenders. The proceeds from the sale of the OEM Business will be applied to the reduction of Jensen's outstanding indebtedness under its existing credit facility and term loan and will not be used to pay stockholders of Jensen.


    The consummation of the Merger and the OEM Asset Sale will give the lenders under the current multicurrency revolving credit facility which Jensen has with Harris Trust and Savings Bank and certain other banks for $35 million, under which approximately $20 million is currently borrowed, and the note agreement with Massachusetts Mutual Life Insurance Company, under which approximately $15 million is owed, the right to require payment in full of outstanding borrowings. At May 31, 1996, Jensen was not in compliance with the interest and rent coverage ratio requirements of such agreements. If the lenders were to exercise their rights, an additional amount up to $36 million will be necessary to replace such financing, which includes prepayment fees.



    Recoton has delivered to Jensen copies of commitment letters for the financing of the Merger Consideration and to replace certain existing credit facilities of Jensen.


AMENDMENT, WAIVER AND TERMINATION

    AMENDMENT. The Merger Agreement may be amended by the parties at any time before or after approval by the stockholders of Jensen, PROVIDED, HOWEVER, after any such approval by the stockholders of Jensen, no amendment is permitted which changes the Merger Consideration or principal terms of the Merger Agreement.

    WAIVER. At any time prior to the Effective Time the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained in the Merger Agreement or in any document delivered pursuant thereto or (c) waive compliance with any of the agreements or conditions contained in the Merger Agreement.


    TERMINATION. The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the stockholders:


    -  by mutual written consent of RC Acquisition Sub and Jensen; or


    - by either RC Acquisition Sub or Jensen if (i) the Merger shall not have been consummated on or before the Termination Date of September 2, 1996 (or such later date as may be designated by Recoton (but in no event later than March 31, 1997)), (ii) the requisite vote of the stockholders to approve the Merger Agreement and the transactions contemplated thereby shall not be obtained at the Special Meeting, or any adjournments thereof, (iii) any governmental or regulatory body, the consent of which is a condition to the obligations of RC Acquisition Sub and Jensen to consummate the transactions contemplated thereby, shall have determined not to grant its consent and any appeals of such determination shall have been taken and have been unsuccessful or such body shall have imposed conditions or limitations on its consent that would have a material adverse effect on the prospects of the Surviving Corporation unacceptable to Recoton and any appeals from such imposition shall have been taken and have been unsuccessful, or (iv) any court of competent jurisdiction in the United States, or any state or any country in which there is a subsidiary of Jensen, shall have issued an order, judgment or decree (other than a temporary restraining order) restraining, enjoining or otherwise prohibiting the Merger and such order, judgment or decree shall have become final and nonappealable; or

    - by RC Acquisition Sub (i) if the Board of Directors of Jensen shall have withdrawn or modified in a manner adverse to RC Acquisition Sub its approval or recommendation of the Merger, the Merger Agreement or the transactions contemplated thereby or shall have failed to reaffirm such approval or recommendation upon RC Acquisition Sub's request, or shall have resolved to do any of the foregoing, (ii) if Jensen or any other person acting at Jensen's behest takes any of the actions that would be proscribed by the Merger Agreement provision on the conduct of Jensen's business pending the merger, unless such actions were required to be taken by fiduciary duty upon advice of counsel, (iii) if there has been
       (x) a material breach of any covenant or agreement in the Merger Agreement on the part of Jensen which has not been cured or adequate assurance of cure given, in either case within five business days following receipt of notice of such breach, or (y) a representation or warranty of Jensen in the Merger Agreement is or becomes untrue or incorrect in a material respect which representation or warranty by its nature cannot be made true and correct in all material respects prior to the Termination Date or is not made true and correct prior to the Termination Date, (iv) if (x) Jensen enters into an agreement with any corporation, partnership, person, other entity or group (as defined in
       Section 13(d)(3) of the Exchange Act) other than Recoton or RC Acquisition Sub whereby such entity or group would directly or indirectly acquire all or any substantial part of the assets or capital stock of Jensen, whether by merger, share exchange, purchase of assets, consolidation, tender offer or otherwise (other than with regard to the OEM Business) or (y) any third party commences a tender or exchange offer for 25% or more of Jensen Common Stock and the Jensen Board does not recommend, or ceases to recommend, to Jensen's stockholders that they reject such offer, or (v) if any third party commences a tender or exchange offer for 25% or more of Jensen Common Stock and shares have been tendered thereto in an amount equal to the minimum amount for which the third party conditioned such a tender or exchange; or


    - by Jensen if there has been (x) a material breach of any covenant or agreement in the Merger Agreement on the part of RC Acquisition Sub or Recoton which has not been cured or adequate assurance of cure given, in either case within five business days following receipt of notice of such breach or (y) a representation or warranty of Recoton or Acquisition Sub in the Merger Agreement is or becomes untrue or incorrect in a material respect which representation or warranty by its nature cannot be made true and correct in all material respects prior to the Termination Date or is not made true and correct prior to the Termination Date; or


    - automatically, if the Jensen Board shall recommend a Jensen Acquisition Transaction or authorize or approve the entering into by Jensen of a Jensen Acquisition Transaction.



    EXTENSION OF TERMINATION DATE. If prior to the date of the Closing (the "Closing Date"), (i) any preliminary or permanent injunction or other order or decree by any federal or state court which prevents the consummation of the Merger shall have been issued, and remains in effect (each party having agreed to use all reasonable efforts to have any such injunction, order or decree lifted); (ii) any action shall have been taken, or any statute, rule or regulation shall have been enacted, by any state, federal or foreign government or governmental agency which would prevent the consummation of the Merger or that would have a material adverse effect on the prospects of the Surviving Corporation; or (iii) any governmental consents and approvals legally required for the consummation of the Merger and the transactions contemplated hereby, including, without limitation, approval (if required) by the Department of Justice, Federal Trade Commission and the Commission, shall not have been obtained or not be in effect at the Effective Time on terms and conditions that would not have a material adverse effect on the prospects of the Surviving Corporation, the Termination Date shall be extended at the option of any party to the Merger Agreement for a period of up to 120 days and, at Recoton's further option, for up to an additional 60 days. If, at the end of such 120-day period (or, if applicable, such additional 60-day period), the matters referred to in
(i), (ii) or (iii) shall not have been satisfied to each party's reasonable satisfaction, either party may terminate the Merger Agreement in accordance with its termination provisions.

PAYMENTS AND OTHER RIGHTS UPON TERMINATION

    If the Merger Agreement is terminated pursuant to its terms, or if there is a breach of any obligation or failure to satisfy any condition to the Merger (including the willful failure of either party to proceed), neither Recoton nor Jensen nor any of their affiliates are liable to the other except as described below.


    If the Merger Agreement is terminated for any reason, and Recoton has not exercised its option to purchase the AR Marks pursuant to the AR Agreement for $3.5 million (SEE "OTHER JENSEN AND RECOTON AGREEMENTS"), then Jensen may exercise its right under the AR Agreement to sell to Recoton the AR Marks for $3.5 million. It is Jensen's intention to immediately exercise its right to sell such trademarks to Recoton if the Merger Agreement is terminated for any reason. Payments due under the AR Agreement or any other agreements between Recoton (or any affiliate thereof) and Jensen (or any affiliate thereof), including the payment of any termination fee under the Merger Agreement, may, at the election of either party, be set off against each other.


    Jensen is obligated to pay Recoton a breakup fee of $1,500,000 plus an amount equal to Recoton's expenses not to exceed $2,500,000 if termination of the Merger Agreement should arise due to any of the following events:

        (i) The Jensen Board recommends a Jensen Acquisition Transaction or authorizes or approves the entering into by Jensen of a Jensen Acquisition Transaction;

        (ii) Jensen's failure to deliver legal opinions from its lawyers, comfort letters from its auditors or an officer's certificate as to the accuracy of its representations and warranties, provided that Jensen did not diligently seek to fulfill or cause others to fulfill these conditions;

       (iii) Failure to close the OEM Asset Sale provided that this condition was not satisfied because IJI Acquisition exercised a right to terminate the OEM Agreement because of a willful material breach of the OEM Agreement by Jensen;

       (iv) Failure to obtain Jensen stockholder approval of the Merger provided that contemporaneous with the Special Meeting there shall be outstanding a competing Jensen Acquisition Transaction proposed by a third party other than Recoton or RC Acquisition Sub;

        (v) If the Jensen Board shall have withdrawn or modified in a manner adverse to Recoton its approval or recommendation of the Merger, the Merger Agreement or the transactions contemplated thereby or have failed to reaffirm such approval or recommendation upon Recoton's request, or shall have resolved to do any of the foregoing;

       (vi) If Jensen or certain other affiliated persons or entities shall have taken any of the actions that would proscribed by the "no shop" provisions of the Merger Agreement but for the proviso therein allowing certain actions to be taken if required by fiduciary duty upon advice of counsel;


       (vii) If there has been a willful material breach of any covenant or agreement in the Merger Agreement on the part of Jensen which has not been cured, including, but not limited to, a failure to proceed diligently to obtain approval of the Proxy Statement by the Commission and failure to proceed diligently to lift any injuction barring completion of the Merger; or



      (viii) If Jensen enters into an agreement with any other person, entity or group other than Recoton whereby such entity or group would directly or indirectly acquire all or any substantial part of the assets or capital stock of Jensen, whether by merger, share exchange, purchase of assets, consolidation, tender offer or otherwise (other than with regard to the OEM Business) or any third party commences a tender or exchange offer for 25% or more of Jensen Common Stock and the Jensen Board does not recommend, or ceases to recommend to the Jensen stockholders that they reject such offer, or such tender or exchange offer is successful.

    Jensen is obligated to pay Recoton an amount equal to Recoton's expenses not to exceed $2,500,000 if termination of the Merger Agreement should arise due to any of the following events:

        (i) The Merger shall not have been consummated by the Termination Date and the Special Meeting has not been held by such Termination Date (as such Termination Date may be extended);

        (ii) Jensen's failure to obtain stockholder approval of the Merger provided that contemporaneous with the Special Meeting there shall be no outstanding competing Jensen Acquisition Transaction proposed by a third party other than Recoton or RC Acquisition Sub;

       (iii) Jensen's failure to deliver legal opinions from its lawyers, or comfort letters from its auditors provided that Jensen diligently sought to fulfill or to cause others to fulfill these conditions;

       (iv) Jensen's failure to obtain a fairness letter from its financial advisor or failure to obtain HSR Act approvals and any comparable European approvals; or

        (v) Jensen's failure to consumate the OEM Asset Sale provided that this condition was not satisified because IJI Acquisition exercised a right to terminate for failure to satisify a condition under the OEM Agreement other than the financing condition and Jensen had not otherwise willfully and materially breached the OEM Agreement;


    PROVIDED, HOWEVER, if Jensen is required to make any payment to Recoton pursuant to the termination events set forth in this paragraph and within one year following the date of termination of the Merger Agreement (A) the Jensen Board recommends or approves a Jensen Acquisition Transaction by or with a third party other than Recoton or RC Acquisition Sub, or enters into or consummates an agreement with respect to any merger, sale of all or substantially all the assets or shares of Jensen Common Stock, or one of a series of similar transactions involving Jensen and/or its subsidiaries having a comparable effect on Jensen taken as a whole; (B) any third party commences a tender or exchange offer for 25% or more of Jensen Common Stock and the Jensen Board does not recommend or ceases to recommend to Jensen's stockholders that they reject such offer; or (C) a third party succeeds in acquiring by tender offer or exchange offer 25% or more of the Jensen Common Stock (item (A), (B) and (C) are collectively referred to herein as a "Post Termination Transaction"), then Jensen shall pay to Recoton a fee of $1,500,000 within five business days of the first to occur of any Post Termination Transaction.



    Neither Jensen nor Recoton is obligated to pay the other a fee or expenses if termination of the Merger Agreement should arise due to either of the following events:



        (i) Failure to resolve the lack of governmental clearances or failure to lift an injunction within the period ending on the extended Termination Date (as described above under "-- EXTENSION OF TERMINATION DATE") provided that the parties terminating the Merger Agreement shall have diligently sought to satisfy these conditions; or


        (ii) Existence of an injunction preventing the Merger, provided that the party terminating the Merger Agreement shall have diligently sought to satisfy this condition;

PROVIDED, HOWEVER, that if within one year following the date of termination of the Merger Agreement pursuant to the events set forth in this paragraph, Jensen enters into a Post Termination Transaction, then Jensen shall pay Recoton a fee of $1,500,000 plus Recoton's expenses not to exceed $2,500,000.


    Neither Recoton nor Jensen is obligated to pay the other a fee or expenses if termination should arise due to any of the following events:


        (i) Any governmental or regulatory body, the consent of which is a condition of the obligations of Recoton and Jensen to consummate the transactions contemplated, shall have determined not to grant its consent and any appeals of such determination shall have been taken and have been unsuccessful or such body shall have imposed conditions or limitations on its consent that would have a material adverse affect on the prospects of the Surviving Corporation unacceptable to Recoton and any appeals from such imposition shall have been taken and have been unsuccessful;


        (ii) If the number of Dissenters' Shares exceeds 10% of the Jensen Common Stock;


       (iii) If there has been a material breach of any covenant or agreement in Merger Agreement on the part of Jensen which has not been cured, provided that the breach was not willful;

       (iv) If Jensen shall have suffered a material adverse effect on its business; or

        (v) If there has been a material breach of any covenant or agreement in the Merger Agreement on the part of Recoton which has not been cured, provided that the breach was not willful.

    Recoton is obligated to pay Jensen a fee of $1,500,000 plus Jensen's expenses not to exceed $2,500,000 if termination of the Merger Agreement should arise due to any of the following events:

        (i) Recoton's failure to deliver legal opinions from its lawyers, or an officer's certificate as to the accuracy of its representations and warranties, provided that Recoton did not diligently seek to fulfill or cause others to fulfill these conditions;

        (ii) Recoton's failure to irrevocably deliver the cash to the Exchange Fund; or

       (iii) If there has been a willful material breach of any covenant or agreement in the Merger Agreement on the part of Recoton which has not been cured, including, but not limited to, failure to proceed diligently to seek the lifting of any injunction barring completion of the Merger.

    Recoton is obligated to pay to Jensen an amount equal to Jensen's expenses not to exceed $2,500,000 if termination should arise due to Recoton's failure to deliver the legal opinions from its lawyers provided that Recoton diligently sought to fulfill or cause others to fulfill this condition.


    The Jensen Board does not consider the payment of any termination fee by Jensen to Recoton to have a potential material adverse effect given the intention of Jensen to immediately exercise its rights to sell the AR Marks to Recoton, as set forth above.


PENDING LITIGATION


    On May 9, 1996, a stockholder of Jensen filed an action in the Court of Chancery of the State of Delaware against Jensen, its directors, Recoton, RC Acquisition Sub, IJI Acquisition, William Blair & Company and WBLCF seeking to enjoin the Merger. The complaint alleged (i) breaches of fiduciary duty by Jensen's directors and affiliates of some of the directors by taking various actions, including approving and continuing to pursue the sale of the OEM
Business to Mr. Shaw, refusing to pursue the allegedly higher priced Emerson proposal and imposing allegedly inappropriate asset lockups and termination fees; (ii) that all of the defendants have aided and abetted the alleged breaches of fiduciary duty; and (iii) that various agreements of Jensen with Recoton and others are invalid as a matter of Delaware Law. The plaintiff requested temporary and permanent injunctive and declaratory relief, rescission of various agreements, such other equitable or damage relief as the court finds proper and an award of attorneys' fees and expenses. After the Recoton transaction was enhanced on May 10, 1996, the plaintiff filed an amended complaint on May 15, 1996, making comparable and additional claims as to the enhanced Recoton transaction.



    On May 20, 1996, a second stockholder of Jensen filed an action in the Court of Chancery of the State of Delaware against Jensen, its directors, Recoton and RC Acquisition, seeking to enjoin the Merger. The complaint alleged (i) breaches of fiduciary duty by Jensen's directors, including allegedly failing to act in good faith to negotiate with both Emerson and Recoton, rejecting an allegedly higher priced all cash transaction with Emerson and failing to act reasonably in order to obtain the best price in the sale of Jensen; and (ii) that all of the defendants have aided and abetted the alleged breaches of fiduciary duty. The plaintiff requested that the lawsuit be maintained as a class action on behalf of all public stockholders and sought temporary and permanent injunctive and declaratory relief, rescission of the Merger should it occur, the establishment of a stockholders' committee to participate in the sale of Jensen, the awarding of compensatory damages against the defendants, and such other and further relief as the court finds proper and an award of attorneys' fees and expenses. On July 3, 1996, the stockholder cases were consolidated into a single action. On July 8, 1996, an amended consolidated stockholder complaint was filed by the existing Delaware plaintiffs against the same defendants making claims similar to those previously made with additional allegations charging that the wrongful conduct continued through Jensen's acceptance of Recoton's latest offer and rejection of Emerson's latest offer. Jensen believes the complaint is without basis in fact or law and based upon misleading information. Jensen intends to oppose the litigation vigorously.



    On May 10, 1996, Jensen filed an action in Federal District Court in Chicago, Illinois, against Emerson and its President for violations of proxy solicitation rules and for breach of the Confidentiality Agreement with Jensen. On May 14, 1996, the court entered a temporary restraining order against Emerson and its President, enjoining them from (i) further solicitation of Jensen's stockholders or their representatives until Emerson has filed a proxy statement with the Securities and Exchange Commission which complies with the provisions of Regulation 14A of the Securities Exchange Act of 1934; (ii) making further solicitation containing false or misleading statements of material fact or material omissions; and (iii) disclosing confidential information in violation of the Confidentiality Agreement. On May 20, 1996, Emerson filed a counterclaim in this action alleging that Jensen and Mr. Shaw fraudulently induced Emerson to enter into the Confidentiality Agreement and failed to negotiate with Emerson in good faith. Emerson requested rescission of the Confidentiality Agreement and such other equitable or damage relief as the court finds proper and an award of attorneys' fees and expenses. On May 23, 1996 the Federal District Court and the parties agreed to proceed with the bidding process and Emerson agreed that the terms of the temporary restraining order would continue and Jensen and Emerson agreed to suspend the prosecution of the litigation until the Jensen Board had had an opportunity to consider both the Emerson and Recoton proposals. The temporary restraining order lapsed on May 23, 1996.



    On July 2, 1996 Emerson filed an amended counterclaim and third party complaint in the Chicago Federal District Court making allegations similar to those in its original counterclaim and additional claims that Jensen and Mr. Shaw continued to mislead Emerson and negotiate in bad faith, with Recoton and WBLCF added as alleged co-conspirators with respect to such continuing conduct. Jensen intends to vigorously pursue its claim against Emerson and to vigorously oppose the counterclaim.



    On July 16, 1996, plaintiffs in the Delaware action filed a motion for leave to file a supplement to their complaint alleging that the Merger Agreement as amended on June 23, 1996, resulted in the termination of the Stock Option and Voting Agreement and, further, that the voting and proxy provisions of such agreement were no longer in effect.



    On July 16, 1996, the Delaware court denied plaintiffs' motion for an order to expedite discovery and to schedule a hearing on plaintiffs' application for a preliminary injunction to enjoin the Merger, determining that the Merger will not result in irreparable harm to the plaintiffs because any alleged wrongful conduct could be adequately remedied by a money damages award.



    Jensen anticipates that the foregoing litigation matters will continue and that other similar claims may or could be brought in the future relating to the Recoton transaction and Emerson proposals. No assurance can be given as to the outcome or effect of any of the foregoing or any possible future litigation on Jensen or the Merger.



DISSENTERS' RIGHTS


    Holders of record of Jensen Common Stock who comply with the applicable procedures summarized herein will be entitled to appraisal rights under Section 262 of the DGCL. A person having a beneficial interest in Jensen Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.


    THE FOLLOWING DISCUSSES THE LAW PERTAINING TO APPRAISAL RIGHTS UNDER SECTION 262 OF THE DGCL WHICH IS REPRINTED IN ITS ENTIRETY AS ANNEX V TO THIS PROXY STATEMENT AND INCORPORATED HEREIN BY REFERENCE. ALL STOCKHOLDERS OF JENSEN WHO WISH TO EXERCISE RIGHTS UNDER SECTION 262 ARE URGED TO READ ANNEX V IN ITS ENTIRETY. ALL REFERENCES IN SECTION 262 AND IN THIS SUMMARY TO A "STOCKHOLDER" ARE TO THE RECORD HOLDER OF JENSEN COMMON STOCK AS TO WHICH APPRAISAL RIGHTS ARE ASSERTED. VOTING AGAINST, ABSTAINING FROM VOTING OR FAILING TO VOTE ON APPROVAL AND ADOPTION OF THE MERGER AGREEMENT WILL NOT CONSTITUTE A DEMAND FOR APPRAISAL WITHIN THE MEANING OF SECTION 262 OF THE DGCL.


    Under the DGCL, holders of Jensen Common Stock who follow the procedures set forth in Section 262 will be entitled to have their Jensen Common Stock appraised by the Chancery Court and to receive payment in cash of the "fair value" of such Jensen Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, as determined by such court.

    Under Section 262, where a proposed merger is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders who was a stockholder on the record date for such meeting with respect to shares for which appraisal rights are available, that appraisal rights are so available, and must include in such notice a copy of Section 262.

    This Proxy Statement constitutes such notice to the holders of Jensen Common Stock and the applicable statutory provisions of the DGCL are attached to this Proxy Statement as Annex V. Any stockholder who wishes to exercise such appraisal rights or who wishes to preserve his right to do so should review the following discussion and Annex V carefully because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights under the DGCL.

    A holder of Jensen Common Stock wishing to exercise such holder's appraisal rights (i) must not vote in favor of adoption of the Merger Agreement or consent in writing and (ii) must deliver to Jensen, prior to the vote on the Merger Agreement at the Special Meeting, a written demand for appraisal of such holder's Jensen Common Stock. A proxy or vote against the Merger does not constitute such a demand. In addition, any holder of Jensen Common Stock who returns an unmarked signed proxy, which is not timely revoked and which is voted by the proxy holders in their discretion, will be precluded from exercising appraisal rights. A holder of Jensen Common Stock wishing to exercise such holder's appraisal rights must be the record holder of such Jensen Common Stock on the date the written demand for appraisal is made and must continue to hold such Jensen Common Stock of record until the Effective Time of the Merger. Accordingly, a holder of Jensen Common Stock who is the record holder of Jensen Common Stock on the date the written demand for appraisal is made, but who thereafter transfers such Jensen Common Stock prior to the Effective Time of the Merger, will lose any right to appraisal in respect of such Jensen Common Stock.


    Only a holder of record of Jensen Common Stock is entitled to assert appraisal rights for the Jensen Common Stock registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as such holder's name appears on such holder's stock certificates. If the Jensen Common Stock is owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the Jensen Common Stock is owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. A record holder such as a broker who holds Jensen Common Stock as nominee for several beneficial owners may exercise appraisal rights with respect to the Jensen Common Stock held for one or more beneficial owners while not exercising such rights with respect to the Jensen Common Stock held for other beneficial owners; in such case, the written demand should set forth the number of shares of Jensen Common Stock as to which appraisal is sought and where no number of Jensen Common Stock is expressly mentioned the demand will be presumed to cover all Jensen Common Stock held in the name of the record owner. Stockholders who hold their Jensen Common Stock in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

    All written demands for appraisal should be sent or delivered to Jensen at 25 Tri-State International Office Center, Suite 400, Lincolnshire, IL. 60069;
Attn: Secretary.


    The Surviving Corporation shall within 10 days after the Effective Time of the Merger notify each stockholder who has complied with the statutory requirements summarized above that the Merger has become effective. Within 120 days after the Effective Time of the Merger, but not thereafter, the Surviving Corporation or any stockholder who has complied with the statutory requirements summarized above may file a petition in the Chancery Court demanding a determination of the fair value of the Jensen Common Stock. Jensen is under no obligation to and has no present intention to file a petition with respect to the appraisal of the fair value of the Jensen Common Stock. Accordingly, it will be the obligation of the stockholders to initiate all necessary action to perfect their appraisal rights within the time prescribed in Section 262.



    Within 120 days after the Effective Time of the Merger, any stockholder who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares of Jensen Common Stock not voted in favor of adoption of the Merger Agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such Jensen Common Stock. Such statements must be mailed within 10 days after a written request therefor has been received by the Surviving Corporation.



    If a petition for an appraisal is timely filed, after a hearing on such petition, the Chancery Court will determine the stockholders entitled to appraisal rights and will appraise the "fair value" of their Jensen Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Stockholders considering seeking appraisal should be aware that the fair value of their Jensen Common Stock as determined under Section 262 could be more than, the same as or less than the consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their Jensen Common Stock and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under Section 262.


    The Chancery Court will determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose Jensen Common Stock have been appraised. The costs of the action may be determined by the Chancery Court and taxed upon the parties as the Chancery Court deems equitable in the circumstances. Upon application of the stockholders, the Chancery Court may also order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the Jensen Common Stock entitled to appraisal.

    Any holder of Jensen Common Stock who has duly demanded an appraisal in compliance with Section 262 will not, after the Effective Time of the Merger, be entitled to vote the Jensen Common Stock subject to such demand for any purpose or be entitled to the payment of dividends or other distributions on those Jensen Common Stock (except dividends or other distributions payable to holders of record of Jensen Common Stock as of a record date prior to the Effective Time of the Merger).

    If any stockholder who properly demands appraisal of such stockholder's Jensen Common Stock under Section 262 fails to perfect, or effectively withdraws or loses, such stockholder's right to appraisal as provided in the DGCL, the Jensen Common Stock of such stockholder will be converted into the right to receive the consideration receivable with respect to such Jensen Common Stock in accordance with the Merger Agreement. A stockholder will fail to perfect, or effectively lose or withdraw, his or her right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the Effective Time of the Merger, or if the stockholder delivers to Jensen a written withdrawal of its demand for appraisal and acceptance of the Merger. Any such attempt to withdraw an appraisal demand more than 60 days after the Effective
Time  of  the  Merger  will  require  the  written  approval  of  the  Surviving
Corporation.



    Failure to follow the steps required by Section 262 of the DGCL for perfecting appraisal rights may result in the loss of such rights (in which event a Stockholder will be entitled to receive the Merger Consideration with respect to such Jensen Common Stock in accordance with the Merger Agreement).



                      OTHER JENSEN AND RECOTON AGREEMENTS



    Simultaneous with the execution of the Merger Agreement, Recoton and Jensen entered into the AR Agreement pursuant to which Recoton acquired from Jensen a license to, and an option to purchase, all rights to the AR Marks and Jensen acquired an option to sell the AR Marks to Recoton, under certain circumstances. The AR Agreement was dated as of January 3, 1996, and has been subsequently amended effective as of May 9, 1996 and June 23, 1996. The AR Agreement provides Recoton an option to purchase the AR Marks from Jensen for $3.5 million at any time prior to the termination date of the AR Agreement, which termination date is set to occur at the earlier of (i) the effective time of the Merger, (ii) the date of exercise of either the purchase option or sale option or (iii) December 31, 2000 (the "AR Termination Date"). The AR Agreement provides Jensen an option to sell the AR Marks to Recoton for $3.5 million at any time after the termination of the Merger Agreement and before the AR Termination Date. Pursuant to the AR Agreement, Recoton is obligated to pay Jensen a fee of $4,000 per month for the purchase option and Jensen is obligated to pay Recoton $4,000 per month for the sale option. The AR Agreement also provides for a license fee of $10,000 per month for the use by Recoton of the AR Marks for the first year and the greater of $10,000 per month or four percent of net shipments for each annual period thereafter until the AR Termination Date. If any dispute should arise between Recoton and Jensen regarding the AR Agreement, the AR Termination Date would be extended until such dispute is resolved by either agreement or adjudication (the "AR Extended Termination Date"). Payments due under the AR Agreement or any other agreements between Recoton and Jensen may be set off against each other, including by way of cancellation of outstanding notes. A copy of the AR Agreement is attached to this Proxy Statement as Annex VI.



    On May 1, 1996, Jensen and Recoton entered into an escrow agreement, subsequently amended effective as of May 9, 1996, pursuant to which the escrow agent is obligated to deliver an executed assignment of the AR Marks to Recoton upon the occurrence of certain circumstances including Recoton's exercise of the purchase option and payment of the purchase price for such trademarks pursuant to the AR Agreement. The escrow agent, which under the escrow agreement acts solely in a ministerial capacity, is Vedder, Price, Kaufman & Kammholz, legal counsel to Jensen.



    Contemporaneous to the entering into of the Merger Agreement and the AR Agreement, in lieu of an upfront payment for the AR Marks, Recoton lent to Jensen $2 million, evidenced by a promissory note, due on the earlier of January 2, 1997 (or, if later, the AR Extended Termination Date under the AR Agreement) or the Effective Time of the Merger. The note bears interest at the applicable short-term federal interest rate as in effect at the time of the execution of the note (approximately 6%). Pursuant to the AR Agreement, Recoton may cancel the note in payment of a portion of the purchase price for the option under the AR Agreement.

    On May 1, 1996, Jensen and Recoton entered into the OEM Amendment Agreement, which was subsequently restated as of May 9, 1996, and pursuant to which (i) Recoton consented to Jensen's execution of the OEM Agreement, (ii) Jensen agreed not to agree to any amendment to the OEM Agreement, or any language for exhibits "to be attached subsequent to execution of the OEM Agreement", or to the sale of Jensen's accounts receivable related to the OEM Business at a discount in excess of an aggregate of $200,000 of the face amount of such receivables, in each case without Recoton's prior written approval, and (iii) Jensen agreed, if so requested by Recoton and at Recoton's expense, that it would assert whatever rights it may have under the OEM Agreement to seek to compel specific performance by IJI Acquisition.



    Mr. Shaw will serve as an executive officer of Recoton and as President and Chief Executive Officer of the Surviving Corporation pursuant to the Shaw Employment Agreement. SEE "THE MERGER -- INTERESTS OF CERTAIN PERSONS IN THE MERGER -- EMPLOYMENT AGREEMENT OF ROBERT G. SHAW."


                  STOCK OPTION, VOTING AND SIMILAR AGREEMENTS


    WBLCF, which holds approximately 25.9% of the shares of Jensen Common Stock outstanding, has entered into a Stock Option and Voting Agreement with Recoton, pursuant to which WBLCF has (i) agreed to vote its shares of Jensen Common Stock in favor of the Merger and against any third party transaction that would interfere with the Merger, (ii) granted a proxy to Recoton to vote its shares under certain circumstances, (iii) granted Recoton an option to purchase all of its shares of Jensen Common Stock at $8.90 per share plus 50% of any net proceeds which Recoton receives upon sale of such shares over $8.90 to the extent such net proceeds do not exceed $10.90 per share plus 100% of the net proceeds which Recoton may receive over $10.90 per share upon such sale, and
(iv) committed not to sell or transfer its shares of Jensen Common Stock other than pursuant to the Merger Agreement and the Stock Option and Voting Agreement.


    Pursuant to the agreement, WBLCF will (i) vote all of its shares of Jensen Common Stock in favor of the Merger, the Merger Agreement, and any transactions contemplated thereby and against any third party transaction that would interfere with the Merger; (ii) vote its shares against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of Jensen under the Merger Agreement; and (iii) vote its shares against any action or agreement that would materially impede, interfere with or attempt to discourage the Merger.


    WBLFC also has agreed to grant Recoton an irrevocable proxy in the event that WBLCF breaches its covenants set forth in Stock Option and Voting Agreement, with full power of substitution, to vote, and otherwise act (by written consent or otherwise) with respect to all shares of Jensen Common Stock that WBLCF is entitled to vote at any meeting of stockholders of Jensen. Pursuant to the agreement with WBLCF, Recoton shall not have the right (and such proxy shall not confer the right) to vote to reduce the consideration payable to the stockholders of Jensen pursuant to the Merger Agreement or to otherwise modify or amend the Merger Agreement to reduce the rights or benefits of Jensen or any stockholders of Jensen (including the Stockholders) under the Merger Agreement or to reduce the obligations of Recoton and/or RC Acquisition Sub thereunder.


    Recoton may exercise its stock option, in whole or in part, at any time or from time to time, following the execution and delivery of the Merger Agreement until December 31, 1996.

    The stock option is conditioned on there being no preliminary or permanent injunction or other order by any court of competent jurisdiction restricting, preventing or prohibiting the exercise of the stock option or the delivery of WBFLC's shares in respect of such exercise (a "Court Order"); the December 31, 1996 expiration date is extended by a period of time equal to the period of any Court Order.

    Robert G. Shaw, who beneficially owns approximately 36.8% of the outstanding Jensen Common Stock, has entered into an agreement with Recoton pursuant to which Mr. Shaw will pay to Recoton half of the difference between (i) the net proceeds per share received by Mr. Shaw, but not to exceed $10.65 per share, from the transfer of any or all of his shares, by way of merger, tender offer or otherwise, to a third person other than Recoton, and (ii) $8.90 per share, less 50% of any applicable taxes payable by Mr. Shaw attributable to any portion of the proceeds received by Recoton. The agreement further provides that Mr. Shaw shall retain any proceeds received in excess of $10.65 per share and that Recoton will reimburse Mr. Shaw for 50% of Federal and State income taxes which are incurred by Mr. Shaw as a result of Recoton's receipt of any portion of the sales proceeds. The agreement will terminate March 31, 1997.



    Mr. Shaw has not entered into any voting agreements or stock options with respect to his shares of Jensen Common Stock. Mr. Shaw, however, has indicated that he presently intends to vote "for" the Merger proposal.


                                  OEM BUSINESS


    The following discussion provides certain information with respect to Jensen's OEM Business. The OEM Business will be sold to IJI Acquisition, a corporation solely-owned by Mr. Shaw, immediately prior to and as a condition to the consummation of the Merger. A vote for the Merger Agreement will constitute approval of the sale of the OEM Business to IJI Acquisition. See "The OEM ASSET SALE."


AUTOMOTIVE OEM

    The OEM Business manufactures and sells loudspeakers to the automotive OEM market for installation in new vehicles manufactured in North America and in Japan. The OEM Business' customers include Ford, Chrysler, Mazda and Honda.

    The OEM Business works closely with automobile manufacturers' engineers, generally over a two- or three-year period, to develop new loudspeaker products for a particular vehicle. It then supplies product and support for each model year of the vehicle until substantial modification of such vehicle. The OEM Business exports loudspeakers to Honda and Mazda for OEM installation in vehicles manufactured in Japan to be sold in North America, Japan and Europe.

LOUDSPEAKER COMPONENTS

    The OEM Business manufactures a major portion of the components used in its automotive loudspeakers, including ceramic magnets, voice coils, loudspeaker cones, stamped and plated metal parts and plastic injection molded parts. The OEM Business also sells magnets and loudspeaker cones to other loudspeaker manufacturers.

    General Magnetic Company ("General Magnetic"), a division of Jensen and part of the OEM Business located in Dallas, Texas, produces ceramic magnets used in loudspeakers. Most of the OEM Business' magnet needs are supplied by General Magnetic. During the fourth quarter of fiscal 1995 General Magnetic completed an internal expansion which increased capacity by approximately 20%. Magnet production is a capital intensive operation which requires specialized technical and manufacturing expertise.

    FujiCone, a wholly-owned subsidiary of Jensen and part of the OEM Business, manufactures cones used in loudspeakers. FujiCone supplies most of Jensen's and the OEM Business' loudspeaker cone requirements. FujiCone began selling to other loudspeaker manufacturers in 1988 and is seeking to further expand its external sales base. The design and quality of the cone are critical to the loudspeaker's performance. Automated mass production technology is utilized to maintain a high quality of manufacturing, product consistency and lower manufacturing cost on high volume orders.

SALES, MARKETING AND DISTRIBUTION

    The OEM Business' loudspeaker products are marketed directly to automotive manufacturers through its sales office in suburban Detroit, Michigan. Through this office and its Tokyo office, the OEM Business serves its OEM customers by managing its new product development and continuous improvement programs.

    Loudspeaker components such as magnets and cones are sold through a combination of the OEM Business' sales personnel and sales representative firms.

PRODUCTION


    The OEM Business designs and manufactures most of the component parts used in its loudspeakers and assembles finished product at its various facilities. Magnets are manufactured at the General Magnetic plant in Dallas, Texas and loudspeaker cones are manufactured at the FujiCone facility located in Clinton, North Carolina. In the Punxsutawney, Pennsylvania plant, coiled steel is slit, stamped and plated, fabricating the loudspeaker housing and related parts, and plastic injection molded parts are manufactured from molding compounds. Jensen believes that the raw materials needed for products of the OEM Business are readily available. Loudspeakers are assembled at the Lumberton, North Carolina plant which also manufactures loudspeaker voice coils.


ENGINEERING


    The engineering facility of the OEM Business located in Schiller Park, Illinois, serves as its primary design location. The engineers at this facility are not only involved in new product design, but also provide support in both acoustics and materials.



    Jensen believes that technology is one of the keys to maintaining a strong competitive position for the OEM Business. Basic materials research in such areas as magnets, cones, adhesives and plastics, coupled with a strong manufacturing engineering capability, enables the OEM Business to manufacture loudspeakers having superior performance at competitive prices.


    In addition to its efforts in product research, the OEM Business employs sophisticated computer equipment and software to create, design, and test new products. The extensive use of computer equipment and in-house developed software enables the designers to more accurately predict a system's acoustical performance. A CAD/CAM system provides direct data exchange capabilities with several major OEM customers and suppliers.

FACILITIES


    The OEM Business owns the following manufacturing and production facilities:



       LOCATION                                      PURPOSE                               NO. SQ. FT.
- ----------------------  -----------------------------------------------------------------  -----------
Lumberton, NC           Loudspeaker assembly                                                  156,000
Punxsutawney, PA        Metal and plastic parts manufacturing/home loudspeaker assembly       134,000
Dallas, TX (1)          Magnet manufacturing and general offices of General Magnetic          103,000
Clinton, NC             Cone manufacturing and general offices of FujiCone                     48,000


- ------------------------

(1) This facility is subject to a mortgage dated June 8, 1977 securing a note in the original principal amount of $1,247,000 with a maturity date of July 1, 2007. Currently, the principal balance outstanding under the note is approximately $867,000.

    The OEM Business leases office facilities in Michigan. The OEM Business is operating near capacity at its General Magnetic and FujiCone locations and has commenced internal expansion at FujiCone. Management believes the OEM Business' facilities are otherwise adequate for its foreseeable needs.

RECENT DEVELOPMENTS


    In connection with its Ford 2000 Program, Ford Motor Company market tested with Jensen and several other speaker manufacturers design and supply programs intended to cover a majority of Ford's future global speaker requirements. During recent informal discussions with its key contacts at Ford, Jensen was informed that it would not be selected to participate in the design phase of these programs.



    Although the design decision does not necessarily impact Ford's sourcing direction, feedback received from Ford during the quotation process raised questions regarding certain of the OEM Business' capabilities. Furthermore, past practices at Ford would indicate that the designer of a particular product ultimately becomes the predominant supplier for that product.



    In the event that Ford goes forward with these programs and the OEM Business is not selected to participate in the manufacturing phase, its sales to Ford could be reduced by as much as 75% by fiscal year 2001. The OEM Business' sales to Ford in fiscal year 1996 represented 60% of the OEM Business' net sales.



    CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES REFORM ACT OF 1995. The matters discussed above contain forward-looking statements that involve risks and uncertainties which could cause the OEM Business' actual results during fiscal 1997 and beyond to differ materially from those expressed in any forward-looking statements made by or on behalf of the OEM Business.


OEM BUSINESS FINANCIAL HIGHLIGHTS (UNAUDITED)

    The unaudited OEM Business financial highlights presented below as of February 29, 1996 and May 31, 1996, for the years ended February 29, 1992, February 28, 1993, February 28, 1994, February 28, 1995, and February 29, 1996, and for the quarters ended May 31, 1995 and 1996 are derived from the internal accounting records of Jensen.


                                                                     YEAR ENDED                               QUARTER ENDED (1)
                                            -------------------------------------------------------------  ------------------------
                                             FEB. 29,     FEB. 28,     FEB. 28,    FEB. 28,    FEB. 29,      MAY 31,      MAY 31,
                                               1992         1993         1994        1995        1996         1995         1996
                                            -----------  -----------  -----------  ---------  -----------  -----------  -----------
                                                                             (DOLLARS IN MILLIONS)
INCOME STATEMENT HIGHLIGHTS
Net sales (2).............................   $    62.0    $    79.6    $    90.9   $   100.4   $    88.1    $    25.4    $    24.7
Operating income (3)......................         6.6         10.0          9.6         9.6         2.3          1.3          2.8
BALANCE SHEET HIGHLIGHTS
Total current assets (4)..................                                                     $    20.9                 $    21.3
Total non-current assets (5)..............                                                          14.3                      13.9
Total liabilities (6).....................                                                           8.6                       8.8
  Net book value..........................                                                          26.6                      26.4


- ------------------------

(1) Net sales and operating income for the quarter ended May 31, 1995 and 1996 are not necessarily indicative of full year results.

(2) Net sales represents sales to external OEM Business customers including sales of components to external loudspeaker manufacturers.

(3) Operating income represents net sales less cost of goods sold, selling, marketing, and administrative expenses directly attributable to the OEM Business. Operating income does not reflect the impact of bonuses attributable to OEM Business personnel, corporate office overhead costs, corporate research and development expenses, certain OEM Business profit sharing adjustments, interest expense and income tax expense. Additionally, operating income excludes the impact of the 1994 restructuring charge and severance costs incurred in 1996.

(4)  Total  current  assets  consist   primarily  of  accounts  receivable   and
    inventories (FIFO basis) directly attributable to the OEM Business.


(5) Total non-current assets consist primarily of property, plant, and equipment directly attributable to the OEM Business.

(6)   Total  liabilities   consist  primarily   of  accounts   payable,  accrued
    liabilities, and a mortgage note directly attributable to the OEM Business.

                               THE OEM ASSET SALE


    This section of the Proxy Statement describes certain aspects of the OEM Agreement entered into between Jensen and IJI Acquisition dated as of January 3, 1996, as subsequently amended, pursuant to which Jensen will sell all or substantially all of the assets associated with its OEM Business as a going concern to IJI Acquisition and IJI Acquisition will acquire the related liabilities; alternatively, the parties may designate a purchaser for all or a portion of Jensen's receivables related to the OEM Business, in which case corresponding changes shall be made to the purchase price and other terms. The initial OEM Agreement was entered into contemporaneous with the execution of the Merger Agreement and subsequently amended. The following is a discussion of the principal provisions of the OEM Agreement, which is attached as Annex II to this Proxy Statement and is incorporated herein by reference. All Stockholders of Jensen are urged to read the OEM Agreement in its entirety. APPROVAL OF THE MERGER CONSTITUTES APPROVAL OF THE OEM ASSET SALE. SEE "THE SPECIAL MEETING -- TIME AND PLACE; PURPOSE."


    The OEM Asset Sale is to be effected in accordance with the terms and conditions set forth in the OEM Agreement. The following agreements will be entered into at the time of the closing of the OEM Asset Sale: (i) an assumption agreement between Jensen and IJI Acquisition pursuant to which IJI Acquisition will assume the liabilities associated with the OEM Business; (ii) a management services agreement pursuant to which Recoton or the Surviving Corporation will supply certain management services to IJI Acquisition (the "Management Services Agreement"); (iii) a supply agreement pursuant to which IJI Acquisition will supply certain products to the Surviving Corporation (the "Supply Agreement");
(iv) a shared facilities agreement pursuant to which the Surviving Corporation will make available to IJI Acquisition space at certain facilities (the "Shared Facilities Agreement"); (v) a noncompetition agreement pursuant to which each of the Surviving Corporation and Recoton and IJI Acquisition will abstain from competition in certain areas of the other's business (the "Noncompetition Agreement"); and (vi) a license agreement pursuant to which Jensen will license certain proprietary rights to IJI Acquisition (the "License Agreement"). In addition, a condition of the closing of the OEM Agreement is that Robert G. Shaw shall have entered into the Shaw Employment Agreement, which condition has been satisfied. SEE "THE MERGER -- INTERESTS OF CERTAIN PERSONS IN THE MERGER -- EMPLOYMENT AGREEMENT OF ROBERT G. SHAW."

    The closing of the OEM Asset Sale on the terms set forth in the OEM Agreement is a condition to the consummation of the Merger.

THE OEM AGREEMENT


    Pursuant to the OEM Agreement, the OEM Assets are to be sold to IJI Acquisition (or, with respect to accounts receivable, such other purchaser as the parties agree) for approximately $18.4 million (subject to adjustment to reflect the changing levels of assets and liabilities as described below) in the aggregate plus the assumption by IJI Acquisition of the liabilities related to the OEM Business, except as otherwise agreed. The purchase price for the OEM Assets shall be increased or decreased on a dollar for dollar basis to the extent that the "Pro Forma Shaw Payment" (as defined below) is more or less than $18.4 million. The Pro Forma Shaw Payment is defined as the Return on Investment Capital equity for the OEM Business (plus or minus, as applicable, accrued corporate accounts of Jensen attributable to the OEM Business) less a discount of $8.2 million. If the purchase price for the OEM Assets were calculated as of the end of May 1996 (the most recent date for which a Return on

Investment Capital balance sheet is available), the purchase price for the OEM Assets would be approximately $18.2 million. At May 31, 1996, the book value of the assets of the OEM Business was approximately $35.2 million and the amount of debt, known liabilities and accruals of the OEM Business were approximately $8.8 million. Emerson has stated that its lender was prepared to advance approximately $23 million against the assets of the OEM Business.


    IJI Acquisition is wholly-owned by Robert G. Shaw, Chairman of the Board, President, and Chief Executive Officer of Jensen. The cash purchase price will be paid out of funds available to IJI Acquisition from its initial equity investment and a $16.9 million bank credit facility. As more fully discussed below, it is anticipated that Mr. Shaw initially will devote approximately 25% of his time to the management of IJI Acquisition under the Management Services Agreement after the consummation of the Merger and the OEM Asset Sale.



    In addition, Jensen has agreed that, if requested by Recoton and at Recoton's expense, Jensen will assert any rights it has under the OEM Agreement to seek to compel specific performance by IJI Acquisition.



    ASSETS TO BE PURCHASED. The assets which will be purchased by IJI Acquisition shall include the following: (i) all of Jensen's right, title and interest (including leasehold interest as a tenant, if any) in the lands and buildings pertaining to the OEM Business, consisting of (A) the loudspeaker assembly plant facility and operations in Lumberton, North Carolina, (B) the metal and plastic parts manufacturing/home loudspeaker assembly plant facility and operations in Punxsutawney, Pennsylvania, (C) the magnet manufacturing and general offices of the General Magnetic division in Dallas, Texas, (D) the cone manufacturing and general offices of FujiCone, Inc. in Clinton, North Carolina and (E) the Bingham Farms, Michigan sales office; (ii) all of Jensen's machinery, equipment, and other personal property and fixed assets pertaining to the OEM Business; (iii) all of Jensen's accounts receivable and other receivables pertaining to the OEM Business (except as otherwise agreed, SEE "SALE OF ACCOUNTS RECEIVABLE TO ANOTHER PURCHASER," below); (iv) all of the assets and liabilities of FujiCone, Inc., a Delaware corporation; (v) all of Jensen's books, financial and business records, insurance policies and any claims or credits thereunder pertaining exclusively to the OEM Business; (vi) all inventories and supplies on hand or at third-party premises pertaining to the OEM Business; (vii) Jensen's right to the corporate name "International Jensen Incorporated" and the trade name "IJI" for purposes of corporate identification only, together with all intellectual property rights pertaining exclusively to the OEM Business (to the extent such intellectual property rights are used for both the OEM Business and other Jensen businesses, Jensen shall retain ownership subject to a perpetual nonassignable royalty-free world-wide license to IJI Acquisition; PROVIDED, HOWEVER, as noted below, certain trademarks are to be licensed to IJI Acquisition pursuant to certain royalty arrangements only); and (viii) all of Jensen's right, title, and interest in franchises, licenses, permits, options and any inventions, developments, and ideas to the extent pertaining exclusively to the OEM Business and assignable or sublicensable. To the extent the OEM Assets are used by Jensen in both the conduct of the OEM Business and other businesses of Jensen ("Joint Use Property"), Jensen (with the concurrence of Recoton) and IJI Acquisition will endeavor to agree on an appropriate bifurcation or allocation by the Closing Date, which shall be immediately prior to the Effective Time of the Merger. If an agreement cannot be reached with respect to the Joint Use Property, Jensen and the Surviving Corporation will retain such Joint Use Property subject to IJI Acquisition's reasonable access and/or use.


    ASSETS  NOT  TO  BE  PURCHASED.    Jensen  will  retain  (i)  cash  and cash
equivalents pertaining to the OEM Business; (ii) leases for facilities in Lincolnshire, Illinois and Schiller Park, Illinois; (iii) any right, title and interest to any of Jensen's registered trademarks and other forms of intellectual property not pertaining exclusively to the OEM Business; (iv) any other asset to the extent it does not pertain to the OEM Business.

    LIABILITIES TO  BE  ASSUMED.   IJI  Acquisition  has agreed  to  assume  and
discharge, and indemnify Jensen against, all liabilities (known or unknown, matured or unmatured, absolute or contingent, or otherwise) associated with, pertaining to, arising out of, connected with, or relating to the conduct of the OEM Business, except as otherwise agreed (known liabilities and accruals consisting as of May 31, 1996 primarily of $4.4 million of trade accounts payable, $3.6 million of accrued liabilities and a first mortgage in the amount of approximately $800,000).



    SALE OF ACCOUNTS RECEIVABLE TO ANOTHER PURCHASER. If the parties designate a purchaser for all or any portion of Jensen's accounts receivable related to the OEM Business, then those accounts receivable will not be purchased by IJI Acquisition and the purchase price shall be reduced by the face amount of the accounts receivable sold to such third party. As of May 31, 1996, the OE accounts receivable were approximately $14.3 million. If such OE accounts receivable were sold to a third party purchaser, the price for the remaining OE assets would be reduced by the face amount of the receivables sold, subject to the adjustments for the Pro Forma Shaw Payment as discussed above. Recoton's consent must be received in the event that any discount on the sale of the accounts receivable to a third party exceeds $200,000.


OEM RELATED AGREEMENTS

    As noted above, at the time of the closing of the OEM Asset Sale, certain additional agreements will be entered into between Jensen and IJI Acquisition relating to the post-closing operation of IJI Acquisition and Jensen. These agreements include the Management Services Agreement, the Supply and Services Agreement, the Shared Facilities Agreement, the Noncompetition Agreement and one or more License Agreements which are described in greater detail below and attached as exhibits to the OEM Agreement, as well as a liabilities assumption agreement.


    MANAGEMENT SERVICES AGREEMENT. After the Closing, Robert G. Shaw, Marc T. Tanenberg and certain other employees of Jensen are expected to be employees of Recoton or the Surviving Corporation, and will be authorized to perform various managerial and administrative duties for IJI Acquisition during the course of their employment by the Surviving Corporation or Recoton. A condition of the OEM Asset Sale is that Mr. Shaw will have entered into an employment agreement with Recoton Corporation in the form attached to the OEM Agreement. SEE "THE MERGER
- --  INTERESTS OF CERTAIN PERSONS IN THE MERGER -- EMPLOYMENT AGREEMENT OF ROBERT
G. SHAW" and "-- TRANSITIONAL EMPLOYMENT AGREEMENTS" for a description of the agreements with Mr. Shaw and Mr. Tanenberg.


    It is estimated that the above-noted individuals will devote approximately 25% of their time performing functions for IJI Acquisition. This assessment will be reviewed approximately three months after the Closing. IJI Acquisition will pay the Surviving Corporation for its proportionate share based on time spent in their performance of duties for IJI Acquisition of all appropriate allocable costs of these individuals (including salary, bonus and benefits). The term of the Management Services Agreement will be for a minimum of one year but IJI Acquisition may terminate such agreement at any time upon 90 days notice and the Surviving Corporation may terminate such agreement at any time after six months upon 180 days notice.

    SUPPLY AND SERVICES AGREEMENT. The Supply and Services Agreement provides for IJI Acquisition to supply the Surviving Corporation's requirements for certain products currently manufactured at the plants in Punxsutawney, Pennsylvania and Lumberton, North Carolina for the Jensen/Advent Branded Products Division and IJI-European Holdings, including Jensen car aftermarket speakers, Advent mobile aftermarket speakers, Jensen home hi-fi speakers, and Advent home hi-fi speakers. The Surviving Corporation's obligations to purchase any product will cease if IJI Acqusition is unable to fulfill its supply obligations for such product. The Supply and Services Agreement provides that pricing will be consistent with current Jensen internal transfer pricing policies, plus $5,000 per month in purchasing agent's costs, but if annual price increases (limited to increases to cover inflation) exceed 5% on a particular product, the Surviving Corporation can cease purchasing its requirements for such product upon 90 days notice. In addition, IJI Acquisition will provide, as requested, management information systems equipment, operations support and programming support, and travel agent support as requested by the Surviving Corporation. Pricing will be consistent with Jensen's current internal cost allocation policies; however, no cost will be attributable for services of of the travel agency personnel. The terms of both the manufactured goods supply and services supply components of the Supply and Services Agreement run for twelve months from the Closing Date.

    SHARED FACILITIES AGREEMENT. Jensen's facilities in Schiller Park, Illinois and Lincolnshire, Illinois are used for both the OEM Business and the other businesses of Jensen. IJI Acquisition will be allowed to use such facilities on a shared basis, with the rent and other operating expenses, being apportioned on a square footage basis. The term of the Shared Facilities Agreement will commence on the Effective Date and continue until the underlying lease expires. Either party may terminate such agreement at any time upon six (6) months' notice.

    NON-COMPETITION AGREEMENT. For a period of not more than three years, the Surviving Corporation and the related companies and IJI Acquisition each agree not to compete in certain of the other's business, with certain exceptions. The exceptions to competition include: (1) the Surviving Corporation may sell antennas and airplane headsets and 12 volt products to vehicular customers for aftermarket applications; (2) IJI Acquisition may design, manufacturer, market and sell "non-branded speakers," speaker components and related products to any original equipment manufacturer customer, whether or not such customer competes with the Surviving Corporation; (3) IJI Acquisition may sell assembled speakers to other speaker companies for vehicular installation; and (4) IJI Acquisition may sell licensed trademarked speakers to vehicular original equipment manufacturers, as permitted under the License Agreement. The Non-Competition Agreement also includes certain confidentiality, non-solicitation and enforcement provisions.

    LICENSE AGREEMENT. The Surviving Corporation will grant to IJI Acquisition a world-wide, royalty-bearing license permitting IJI Acquisition to use all of the Surviving Corporation's trademarks in OEM applications in the automotive, truck, recreational vehicle, aircraft or other motorized vehicle markets. The term of the license shall be ten years, subject to renewal for up to an additional ten years. The royalties to be paid by IJI Acquisition shall be: (i) no less than one percent and no more than two percent of Net Revenues (i.e., gross sales to third parties less returns actually credited) with respect to OEM speaker equipment utilizing the mark "Jensen" or any derivative of "Jensen"; and
(ii) five percent of Net Revenues with respect to OEM speaker equipment utilizing any trademark other than "Jensen" or any derivative of "Jensen." The license provides for a minimum annual royalty of $100,000 for each trademark commencing two years after a Change of Control and an increase in the royalties on the "Jensen" mark to three percent immediately upon a Change of Control. Generally, a Change of Control shall be deemed to have occurred at such time as Mr. Shaw: (i) ceases to be a member of the Board of Directors of IJI Acquisition; (ii) ceases to be an executive officer or Chairman of the Board of IJI Acquisition; or (iii) ceases to own beneficially more shares of the voting stock of IJI Acquisition than any other IJI Acquisition shareholder but in any event more than 30 percent of the outstanding voting stock of IJI Acquisition.

                             PRINCIPAL STOCKHOLDERS


    The following table sets forth the beneficial ownership of Jensen Common Stock as of July 15, 1996 with respect to (i) each person known to Jensen currently to own more than 5% of the issued and outstanding Jensen Common Stock,
(ii) each director of Jensen and (iii) all directors and executive officers as a group.



                                                                                              NUMBER OF
NAME                                                                                           SHARES       PERCENT
- -------------------------------------------------------------------------------------------  -----------  -----------
Robert G. Shaw (1).........................................................................    2,111,854       36.8%
William Blair Leveraged Capital Fund (2)...................................................    1,487,500       25.9%
Recoton Corporation (2)....................................................................    1,487,500       25.9%
Fidelity Management and Research Company ("Fidelity") (2),(3)..............................      567,000        9.9%
Fidelity Low-Priced Stock Fund (the "Fund") (2)............................................      567,000        9.9%
David G. Chandler (4)......................................................................        3,333       *
Donald W. Jenkins (5)......................................................................        9,339       *
Robert H. Jenkins (6)......................................................................       10,339       *
Norman H. McMillan (7).....................................................................       11,339       *
All directors and executive officers as a group (6 persons) (8)............................    2,163,537       37.5%


- ------------------------
*   represents less than 1%


(1) Includes 15,000 shares held by a charitable foundation for which Mr. Shaw and his wife serve as trustees. Mr. Shaw disclaims beneficial ownership of all shares held in trust. Mr. Shaw's address is 25 Tri-State International Office Center, Suite 400, Lincolnshire, Illinois 60069.


(2) WBLCF's address is 222 West Adams, Chicago, Illinois 60606. The address for each of Fidelity and the Fund is 82 Devonshire Street, Boston, Massachusetts 02109. WBLCF has granted Recoton an option to purchase WBLCF's shares and voting rights to vote the shares held by WBLCF under the Stock Option and Voting Agreement. Recoton's address is 2950 Lake Emma Road, Lake Mary, Florida 32746.

(3) Includes 567,000 shares held by the Fund. Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, Fidelity, a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, is deemed to be a beneficial owner of 567,000 shares as a result of acting as investment advisor to several stock companies, including the Fund. FMR Corp. and Edward C. Johnson III, 34% stockholder of FMR Corp., are also deemed to have beneficial ownership as a result of their direct and indirect control of Fidelity.


(4) Includes 2,333 shares subject to option granted under the 1994 Plan which are currently exercisable or will be exercisable within sixty days of the date hereof. Excludes 1,487,500 shares held by WBLCF. Mr. Chandler is a general partner of the general partner of WBLCF and therefore may be deemed to share beneficial ownership of such shares.



(5) Includes 3,000 shares held in the individual retirement accounts of Mr. Jenkins and his wife and 2,333 shares subject to options granted under the 1994 Plan which are currently exercisable within sixty days of the date hereof. Also includes 4,006 shares deferred under the 1994 Plan.



(6) Includes 4,000 shares subject to options granted under the 1991 Plan and 2,333 shares subject to options granted under the 1994 Plan which are currently exercisable or will be exercisable within sixty days of the date hereof. Also includes 4,006 shares deferred under the 1994 Plan.



(7) Includes 4,000 shares subject to options granted under the 1991 Plan and 2,333 shares subject to options granted under the 1994 Plan which are currently exercisable or will be exercisable within sixty days of the date hereof. Also includes 4,006 shares deferred under the 1994 Plan.



(8) Includes 38,683 shares subject to options granted under the 1989 Plan, the 1991 Plan and the 1994 Plan which are currently exercisable or will be exercisable with sixty days of the date hereof.

    Does not include an aggregate of 20,835 shares which certain directors and executive officers of Jensen have rights to acquire under options granted pursuant to the 1989 Plan, the 1991 Plan and the 1994 Plan, which options are not currently exercisable and will not be exercisable within sixty days of the date hereof.


                            SELECTED FINANCIAL DATA


    The selected historical financial data presented below as of and for the years ended February 29, 1992, February 28, 1993, February 28, 1994, February 28, 1995, and February 29, 1996, and the quarters ended May 31, 1995, and May 31, 1996, are derived from the consolidated financial statements of Jensen and its Subsidiaries. The consolidated financial statements as of February 28, 1995 and February 29, 1996, and for each of the three years in the period ended February 29, 1996, and the report of Coopers & Lybrand L.L.P. thereon, are included in Jensen's Annual Report on Form 10-K for the fiscal year ended February 29, 1996, and the consolidated financial statements for the quarterly periods ended May 31, 1995, and May 31, 1996, are included in Jensen's Quarterly Report on Form 10-Q, each incorporated herein by reference. This selected historical financial information should be read in conjunction with the consolidated financial statements, related notes, management's discussion and analysis of financial condition and results of operations and other financial information incorporated herein by reference.


                                               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                 YEAR ENDED                              QUARTER ENDED
                                         ----------------------------------------------------------  ----------------------
                                          FEB. 29,    FEB. 28,    FEB. 28,    FEB. 28,    FEB. 29,    MAY 31,     MAY 31,
                                            1992        1993        1994        1995        1996        1995        1996
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
INCOME STATEMENT DATA
Net sales..............................  $  153,346  $  188,318  $  220,601  $  252,772  $  249,695  $   65,284  $   62,796
Gross profit...........................      46,108      56,868      62,435      74,385      66,630      17,851      17,774
Operating income.......................      10,039       8,978       2,008      13,717       2,670       2,054       2,099
Net income (loss) (1)..................       6,530       5,385       3,167       6,942        (883)        767         751
Net income (loss) per share (1)........       $1.59       $0.93       $0.55       $1.21      $(0.15)      $0.13       $0.13
Average shares outstanding.............   4,102,802   5,765,211   5,737,174   5,757,762   5,711,888   5,763,995   5,800,273


                                          FEB. 29,    FEB. 28,    FEB. 28,    FEB. 28,    FEB. 29,                MAY 31,
                                            1992        1993        1994        1995        1996                    1996
                                         ----------  ----------  ----------  ----------  ----------              ----------
BALANCE SHEET DATA
Total assets...........................  $   74,098  $  103,839  $  128,041  $  142,548  $  132,634              $  141,887
Total debt (2).........................  $    1,016  $   21,083  $   34,873  $   44,994  $   43,299              $   49,150


- ------------------------------
(1) 1994 includes income of $3,595 or $0.63 per share of income related to the cumulative effect of an accounting change.

(2) Includes long-term debt, short-term debt and amount due to preferred stockholder, if any, for all periods.

                            PRO FORMA FINANCIAL DATA



    The following unaudited pro forma financial data gives effect to the sale of the OEM Business to IJI Acquisition. The pro forma financial data is based on the historical consolidated financial statements of Jensen and the assumptions and adjustments described in the accompanying footnotes. Such assumptions and adjustments include the impact of bonuses, corporate office overhead costs, and certain profit sharing adjustments attributable to the OEM Business which have not historically been allocated to the OEM Business in the internal accounting records maintained by Jensen. The pro forma income statements were prepared as if the sale of the OEM Business to IJI Acquisition had occurred at the beginning of the periods presented. The pro forma balance sheet was prepared as if the sale of the OEM Business to IJI Acquisition had occurred on the balance sheet date. The pro forma financial data do not purport to represent Jensen's actual results of operations or financial position had the sale of the OEM Business been consummated on the dates assumed. The pro forma results of operations for the three months ended May 31, 1996, are not necessarily indicative of the results to be expected for the entire year. The unaudited pro forma financial data should be read in conjunction with the consolidated financial statements of Jensen and the notes thereto incorporated by reference in this Proxy Statement.



            UNAUDITED HISTORICAL AND PROFORMA FINANCIAL INFORMATION
               INTERNATIONAL JENSEN INCORPORATED AND SUBSIDIARIES
                      UNAUDITED PROFORMA INCOME STATEMENT
                      FOR THE YEAR ENDED FEBRUARY 29, 1996
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                INTERNATIONAL JENSEN      PROFORMA ADJUSTMENTS
                                   INCORPORATED &      --------------------------
                                    SUBSIDIARIES       OEM BUSINESS      OTHER       PROFORMA
                                --------------------   ------------   -----------   ----------
Net sales.....................       $  249,695        $(88,160)(1)   $ --          $  161,535
Cost of goods sold............          183,065         (76,039)(1)     --             107,026
                                    -----------        ------------   -----------   ----------
Gross profit..................           66,630         (12,121)        --              54,509
Selling, marketing &
 administration...............           63,960          (9,545)(2)     --              54,415
                                    -----------        ------------   -----------   ----------
Operating income..............            2,670          (2,576)        --                  94
Interest income...............             (278)          --            --                (278)
Interest expense..............            4,574             (85)(3)    (1,579)(4)        2,910
Other (income) -- net.........             (225)          --            --                (225)
                                    -----------        ------------   -----------   ----------
Income (loss) before provision
 for income taxes.............           (1,401)         (2,491)        1,579           (2,313)
Provision for/(benefit from)
 income taxes.................             (518)         (1,000)(5)       584(6)          (934)
                                    -----------        ------------   -----------   ----------
Net income (loss).............       $     (883)       $ (1,491)      $   995       $   (1,379)
                                    -----------        ------------   -----------   ----------
                                    -----------        ------------   -----------   ----------
Average shares outstanding....        5,711,888                                      5,711,888
Net loss per share............       $    (0.15)                                    $    (0.24)
                                    -----------                                     ----------
                                    -----------                                     ----------

            UNAUDITED HISTORICAL AND PROFORMA FINANCIAL INFORMATION
               INTERNATIONAL JENSEN INCORPORATED AND SUBSIDIARIES
                      UNAUDITED PROFORMA INCOME STATEMENT
                    FOR THE THREE MONTHS ENDED MAY 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                     INTERNATIONAL         PROFORMA ADJUSTMENTS
                                                  JENSEN INCORPORATED  -----------------------------
                                                    & SUBSIDIARIES      OEM BUSINESS       OTHER        PROFORMA
                                                  -------------------  --------------  -------------  -------------
Net sales.......................................    $        62,796    $  (24,705)(1)  $    --        $      38,091
Cost of goods sold..............................             45,022       (20,032)(1)       --               24,990
                                                  -------------------  --------------     ------      -------------
Gross profit....................................             17,774        (4,673)          --               13,101
Selling, marketing & administration.............             15,675        (2,485)(2)       --               13,190
                                                  -------------------  --------------     ------      -------------
Operating income (loss).........................              2,099        (2,188)                              (89)
Interest income.................................                (46)         --             --                  (46)
Interest expense................................                942           (21)(3)       (384)(4)            537
Other expense, net..............................                 11          --             --                   11
                                                  -------------------  --------------     ------      -------------
Income (loss) before provision for income
 taxes..........................................              1,192        (2,167)           384               (591)
Provision for/(benefit from) income taxes.......                441          (900)(5)        142(6)            (317)
                                                  -------------------  --------------     ------      -------------
Net income (loss)...............................    $           751    $   (1,267)     $     242      $        (274)
                                                  -------------------  --------------     ------      -------------
                                                  -------------------  --------------     ------      -------------
Average shares outstanding......................          5,800,273                                       5,800,273
Net income (loss) per share.....................    $          0.13                                   $       (0.05)
                                                  -------------------                                 -------------
                                                  -------------------                                 -------------


- ------------------------


Notes to ProForma Income Statements



(1) To eliminate the net sales and cost of goods sold of the OEM Business, including certain corporate income and expenses that are attributable to the OEM Business.



(2) To eliminate the selling, marketing and administration expenses directly attributable to the OEM Business and certain corporate income and expenses that are attributable to the OEM Business.



(3) To reduce interest expense due to the assumption of a mortgage note, bearing interest at 9.50%, by IJI Acquisition.



(4) To reduce interest expense based on the application of the $18.4 million estimated proceeds from the sale of the OEM Business to reduce outstanding borrowings. The entire senior note of $15 million bearing a fixed interest rate of 8.02% would be repaid. Additionally, the remaining proceeds of $3.4 million would be used to reduce short-term borrowings at an average interest rate of 7.72%.



(5) To record the income tax effect of pro forma adjustments described in Notes 1, 2 and 3, assuming an effective tax rate of approximately 41%.



(6)  To record the  income tax effect  of the pro  forma adjustment described in
    Note 4, assuming an effective tax rate of approximately 37%.

            UNAUDITED HISTORICAL AND PROFORMA FINANCIAL INFORMATION
               INTERNATIONAL JENSEN INCORPORATED AND SUBSIDIARIES
                        UNAUDITED PROFORMA BALANCE SHEET
                               AS OF MAY 31, 1996
                             (DOLLARS IN THOUSANDS)



                                INTERNATIONAL JENSEN      PROFORMA ADJUSTMENTS
                                   INCORPORATED &      ---------------------------
                                    SUBSIDIARIES       OEM BUSINESS      OTHER       PROFORMA
                                --------------------   ------------   ------------   --------
Cash..........................        $  3,635         $    246(1)    $  --          $  3,881
Accounts receivable, net......          60,988          (14,598)(1)      --            46,390
Inventories...................          39,390           (4,979)(1)      --            34,411
Deferred income taxes.........           3,715               --(1)       --             3,715
Other current assets..........           4,381             (698)(1)      --             3,683
                                    ----------         ------------   ------------   --------
Total current assets..........         112,109          (20,029)         --            92,080
Property, plant and
 equipment....................          37,717          (19,879)(1)      --            17,838
Accumulated depreciation......         (20,212)           5,884(1)       --           (14,328)
                                    ----------         ------------   ------------   --------
Net fixed assets..............          17,505          (13,995)         --             3,510
Deferred income taxes.........           4,272            --             --             4,272
Other assets..................           8,001            --             --             8,001
                                    ----------         ------------   ------------   --------
Total assets..................        $141,887         $(34,024)      $  --          $107,863
                                    ----------         ------------   ------------   --------
                                    ----------         ------------   ------------   --------
Short-term borrowings.........        $ 33,287         $  --          $ (3,400)(2)   $ 29,887
Accounts payable..............          13,125           (4,455)(1)      --             8,670
                                    ----------         ------------   ------------   --------
Current maturities of
 long-term debt...............              38              (38)(1)      --             --
                                    ----------         ------------   ------------   --------
Long-term debt reclassified as
 current......................          15,000            --           (15,000)(2)      --
Accrued taxes.................           2,357             (900)(1)      --             1,457
Accrued liabilities...........          17,887           (3,558)(1)      --            14,329
                                    ----------         ------------   ------------   --------
Total current liabilities.....          81,694           (8,951)       (18,400)(2)     54,343
Long-term debt................             825             (825)(1)      --             --
Other noncurrent
 liabilities..................             429            --             --               429
Excess of fair value of
 acquired assets over cost,
 net..........................           4,047            --             --             4,047
                                    ----------         ------------   ------------   --------
Total liabilities.............          86,995           (9,776)       (18,400)(2)     58,819
Total stockholder's equity....          54,892          (24,248)        18,400(2)      49,044
Total liabilities and
 stockholder's equity.........        $141,887         $(34,024)      $  --          $107,863
                                    ----------         ------------   ------------   --------
                                    ----------         ------------   ------------   --------


- ------------------------


Notes to ProForma Balance Sheet



(1) To eliminate the assets acquired and the related liabilities to be assumed by IJI Acquisition of the OEM Business.



(2) To apply the $18.4 million estimated proceeds from the sale of the OEM Business to reduce certain existing Jensen short-term bank borrowings and long-term debt reclassified as current.

                     MARKET PRICES AND DIVIDEND INFORMATION

    Jensen Common Stock is listed on the Nasdaq National Market System under the symbol IJIN.

    The table below sets forth, for the calendar quarters indicated, the reported high and low sales prices of Jensen Common Stock as reported on the Nasdaq, in each case based on published financial sources and adjusted for splits. No cash dividends ever have been declared on shares of Jensen Common Stock.


                                                                                             JENSEN COMMON STOCK
                                                                                           -----------------------
                                                                                               HIGH         LOW
                                                                                           ------------  ---------
1993
First Quarter............................................................................     $10.50         $8.50
Second Quarter...........................................................................      $9.75         $7.25
Third Quarter............................................................................      $8.25         $7.25
Fourth Quarter...........................................................................      $8.00         $6.00
1994
First Quarter............................................................................      $9.00         $6.75
Second Quarter...........................................................................     $10.25         $6.50
Third Quarter............................................................................     $10.25         $8.50
Fourth Quarter...........................................................................     $10.00         $6.75
1995
First Quarter............................................................................     $12.00         $8.50
Second Quarter...........................................................................      $9.50         $6.75
Third Quarter............................................................................      $8.75         $6.75
Fourth Quarter...........................................................................      $7.75         $6.25
1996
First Quarter............................................................................      $9.25         $7.00
Second Quarter...........................................................................     $11.75         $8.50
Third Quarter (through July 15, 1996)....................................................     $12.00        $11.00



    On January 2, 1996, the last full trading day prior to the public announcement of the proposed Merger, the closing price per share of Jensen Common Stock on the Nasdaq was $8.50. On July 18, 1996, the most recent practicable date prior to the printing of this Proxy Statement, the closing price per share of Jensen Common Stock on the Nasdaq was $11.00. Holders of shares of Jensen Common Stock are urged to obtain current market quotations prior to making any decision with respect to the Merger.

                                    EXPERTS


    The financial statements and the related financial statement schedule incorporated in this Proxy Statement by reference from Jensen's Annual Report on Form 10-K for the year ended February 29, 1996, have been audited by Coopers & Lybrand L.L.P., independent auditors, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


                             STOCKHOLDER PROPOSALS


    Jensen intends to hold an Annual Meeting of Stockholders in 1996 only if the Merger is not consummated on or before September 2, 1996. Any eligible stockholder who wishes to submit written proposals for possible inclusion in this year's proxy statement for the Annual Meeting, if any, must have been received by Jensen no later than September 15, 1996.


                                 OTHER BUSINESS

    Jensen knows of no other matters that are to be presented for action at the Special Meeting. If any other matters are properly presented at the Special Meeting, the persons named in the enclosed proxy, or authorized substitutes, will vote on such matters in accordance with their best judgment.

                                                                         ANNEX I


            FOURTH AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

    FOURTH AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER, dated as of January 3, 1996 (the "Agreement"), by and between RECOTON CORPORATION, a New York corporation ("Recoton"), RC ACQUISITION SUB, INC., a Delaware corporation ("Acquisition Sub") and wholly-owned subsidiary of Recoton, and INTERNATIONAL JENSEN INCORPORATED, a Delaware corporation ("Jensen").

                              W I T N E S S E T H:

    WHEREAS, the Boards of Directors of Recoton, Acquisition Sub and Jensen have approved the merger of Acquisition Sub with and into Jensen (the "Merger") pursuant to the terms and conditions set forth in this Agreement and the sole stockholder of Acquisition Sub has approved the Merger;

    WHEREAS, Jensen and Recoton entered into an agreement on January 3, 1996 (the "AR Agreement") by which Recoton has acquired a license to and an option to purchase, and Jensen has acquired an option to sell, the trademarks and associated copyrights and other intellectual properties of Jensen associated with the name "Acoustic Research" or "AR" (the "AR Rights"), which agreement is being amended contemporaneous to execution of this Agreement; and

    WHEREAS, Jensen and IJI Acquisition Corp. ("IJI") have entered into an agreement, which is being amended contemporaneous to execution of this Agreement (the "OE Agreement") by which IJI has agreed to acquire the assets associated with the original equipment business of Jensen (the "Original Equipment
Business") and assume related liabilities prior to the Effective Time (as defined in Section 1.2), which agreement Recoton has approved.

    NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, Recoton, Acquisition Sub and Jensen, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I
                                   THE MERGER

    Section 1.1 THE MERGER. Upon the terms and subject to the conditions of this Agreement, at the Effective Time in accordance with the Delaware General Corporation Law (the "GCL") Acquisition Sub shall be merged with and into Jensen in accordance with this Agreement and the form of certificate of merger attached hereto as Exhibit 1.1 (the "Certificate of Merger") and the separate existence of Acquisition Sub shall thereupon cease. Jensen shall be the surviving corporation in the Merger (hereinafter sometimes referred to as the "Surviving Corporation").

    Section 1.2 EFFECTIVE TIME OF THE MERGER. The Merger shall become effective at such time (the "Effective Time") after the Closing (as defined below) as a copy of the duly completed Certificate of Merger (the "Merger Filing") is delivered to the Secretary of State of the State of Delaware for filing and is filed by the Secretary of State of the State of Delaware or at such later time as the parties may agree to specify in the Certificate of Merger.

    Section 1.3  EFFECTS OF THE MERGER.   The Merger shall have the effects  set
forth in Section 259 of the GCL.

    Section 1.4 CLOSING. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at the offices of Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York on August 15, 1996 at 9:30 A.M. New York time, or, if later, on the second business day


                                   ANNEX I-1
immediately following the date on which the last of the conditions set forth  in
Article VIII hereof is fulfilled or waived, or at such other time and place as Acquisition Sub and Jensen shall agree (the "Closing Date").

                                   ARTICLE II
                           THE SURVIVING CORPORATION

    Section 2.1 CERTIFICATE OF INCORPORATION; AMENDMENT. The Certificate of Incorporation of Acquisition Sub as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation after the Effective Time until amended in accordance with the provisions of the GCL, except that Article FIRST shall be amended as of and from the Effective Time to read "The name of the Corporation shall be Recoton Audio Corporation."

    Section 2.2 BY-LAWS. The By-Laws of Acquisition Sub shall be the By-Laws of the Surviving Corporation after the Effective Time, and thereafter may be amended in accordance with their terms and as provided by the Certificate of Incorporation of the Surviving Corporation and the GCL.

    Section  2.3  DIRECTORS AND OFFICERS.   (a) At the Effective Time, the Board
of Directors of the Surviving Corporation shall consist of the following persons:

                              Robert L. Borchardt
                                Joseph H. Massot
                                  Stuart Mont
                                 Robert G. Shaw
                               Marc T. Tanenberg

    (b) At the Effective Time, the officers of the Surviving Corporation shall be as follows:

                   OFFICE                                         HOLDER
- ---------------------------------------------  ---------------------------------------------
Chairman                                       Robert L. Borchardt
President & CEO                                Robert G. Shaw
Vice President & CFO                           Marc T. Tanenberg
Secretary                                      Stuart Mont
Treasurer & Assistant Secretary                Joseph H. Massot

                                  ARTICLE III
                              CONVERSION OF SHARES

    Section 3.1  CONVERSION OF JENSEN SHARES IN THE MERGER.

    (a) At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of Jensen except as set forth in this Section 3.1, subject to the other provisions of this Section 3.1, each share of common stock, par value $.01 per share, of Jensen ("Jensen Common
Stock") issued and outstanding immediately prior to the Effective Time (excluding any treasury shares and Dissenting Shares (as defined in Section 3.5)) shall be converted into the right to receive merger consideration (the "Merger Consideration") in the amount of $11.00 in cash (hereinafter the "Per Share Cash Amount") or $8.90 in cash in the case of shares held beneficially by Robert G. Shaw ("Shaw") and William Blair Leveraged Capital Fund, L.P. ("WBLCF") (WBLCF and Shaw being referred to herein as the "Principal Stockholders") (the "Principal Stockholders Per Share Cash Amount"). At the Effective Time, all shares of Jensen Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive the Merger Consideration. The holders of certificates previously evidencing shares of Jensen Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to


                                   ANNEX I-2
shares of Jensen Common Stock except as otherwise provided herein or by law. Certificates previously evidencing shares of Jensen Common Stock shall be exchanged for the Per Share Cash Amount or the Principal Stockholders Per Share Cash Amount, as applicable, multiplied by the number of shares previously evidenced by the canceled certificate.

    (b) Notwithstanding the foregoing, if between the date of this Agreement and the Effective Time the outstanding shares of Jensen Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the Per Share Cash Amount and the Principal Stockholders Per Share Cash Amount shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares.

    (c) Each share of Jensen Common Stock held in the treasury of Jensen and each share of Jensen Common Stock owned by Recoton or any direct or indirect wholly owned subsidiary of Recoton or of Jensen immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

    3.2  EXCHANGE OF CERTIFICATES.

    (a) EXCHANGE AGENT. Prior to the Effective Time, Recoton or Acquisition Sub shall deposit, or shall cause to be deposited, with a bank or trust company designated by Recoton (the "Exchange Agent"), for the benefit of the holders of shares of Jensen Common Stock, for exchange in accordance with this Article III, through the Exchange Agent cash in the amount equal to the sum of (i) the number of shares of Jensen Common Stock outstanding excluding shares held beneficially by the Principal Stockholders multiplied by the Per Share Cash Amount plus (ii) the number of shares of Jensen Common Stock held beneficially by the Principal Stockholders multiplied by the Principal Stockholders Per Share Cash Amount. The Exchange Agent shall, pursuant to irrevocable instructions, deliver the cash out of the Exchange Fund in accordance with Section 3.1. Except as contemplated by
Section 3.2(f) hereof, the Exchange Fund shall not be used for any other purpose. The Exchange Fund shall be invested by the Exchange Agent as directed by Recoton (so long as such directions do not impair the rights of the holders of the shares of Jensen Common Stock) in direct obligations of the United States of America, obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, commercial paper rated P-1 or better by Moody's Investors Services, Inc. or A-1 or better by Standard & Poor's Corporation or certificates of deposit issued by the Exchange Agent or a commercial bank having at least $1,000,000,000 in assets, and any net earnings with respect thereto shall be paid to Recoton as and when requested by Recoton.

    (b) Promptly after the Effective Time, Recoton will send, or will cause the Exchange Agent to send, to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Jensen Common Stock, other than holders of certificates which represent Shares canceled and retired pursuant to Section 3.1(c) hereof,
(i) a letter of transmittal for use in such exchange (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the certificates representing shares of Jensen Common Stock to the Exchange Agent) and (ii) instructions for use in effecting the surrender of certificates for payment therefor (the "Exchange Instructions").

    (c) Each holder of certificates representing shares of Jensen Common Stock that have been converted into a right to receive the Merger Consideration which holders of such certificates are entitled to receive pursuant to this Article III, upon surrender to the Exchange Agent of a certificate or certificates representing such shares of Jensen Common Stock, together with a properly completed and executed letter of transmittal covering such shares of Jensen Common Stock and any other documents reasonably required by the Exchange Instructions, will promptly receive the Merger


                                   ANNEX I-3

Consideration payable in respect of such shares of Jensen Common Stock as provided in this Article III, without any interest thereon, less any required withholding of taxes, and the certificates so surrendered shall forthwith be canceled. Until so surrendered, each such certificate shall, at and after the Effective Time, represent for all purposes only the right to receive such Merger Consideration.

    (d) If any portion of the Merger Consideration is to be paid to a person other than the registered holder of the shares of Jensen Common Stock represented by the certificate or certificates surrendered in exchange therefor, it shall be a condition to such payment that the certificate or certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such payment shall pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a person other than the registered holder of such shares of Jensen Common Stock or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable. The Exchange Agent may make any tax withholdings required by law if not provided with the appropriate documents.

    (e) NO FURTHER RIGHTS IN JENSEN COMMON STOCK. All cash paid upon conversion of the shares of Jensen Common Stock in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Jensen Common Stock.

    (f) TERMINATION OF EXCHANGE FUND. Any portion of the Exchange Fund (including, without limitation, all interest and other income received by the Exchange Agent in respect of all funds made available to it) which remains undistributed to the holders of Jensen Common Stock for one year after the Effective Time shall be delivered to the Surviving Corporation, upon demand, and any holders of Jensen Common Stock who have not theretofore complied with this
Article III shall thereafter look only to the Surviving Corporation for the Merger Consideration to which they are entitled.

    (g) NO LIABILITY. Neither Recoton nor the Surviving Corporation shall be liable to any holder of shares of Jensen Common Stock for any cash from the Exchange Fund delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar law.

    (h) WITHHOLDING RIGHTS. Recoton and/or the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Jensen Common Stock such amounts as Recoton and/or the Surviving Corporation is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Recoton and/or the Surviving Corporation, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Jensen Common Stock in respect of which such deduction and withholding was made by Recoton and/or the Surviving Corporation.

    (i) LOST CERTIFICATES. In the event any certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if reasonably required by the Surviving Corporation (which determination may be delegated to the Exchange Agent), the posting by such person of a bond in such amount as the Surviving Corporation or such Exchange Agent may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed certificate the Merger Consideration deliverable in respect thereof pursuant to this Agreement.

    Section 3.3 STOCK TRANSFER BOOKS. At the Effective Time, the stock transfer books of Jensen shall be closed and there shall be no further registration of transfers of shares of Jensen Common Stock thereafter on the records of Jensen. On or after the Effective Time, any certificates presented to the Exchange Agent, Recoton or the Surviving Corporation for any reason shall be converted into the Merger Consideration.


                                   ANNEX I-4

    Section 3.4  STOCK OPTIONS AND OTHER RIGHTS.

    (a) Immediately prior to the Effective Time, each holder of then outstanding options ("Options") to purchase shares (whether or not then presently exercisable) granted under the Jensen Stock Option Plan (1989), the Jensen 1991 Stock Incentive Plan and the 1994 Jensen Stock Option and Purchase Plan for Non-Employee Directors (collectively, the "Option Plans") will be entitled to receive, and shall receive, in settlement of each such Option a cash payment from Jensen in an amount equal to the product of (i) the Merger Consideration minus the exercise price per share of the Option and (ii) the number of shares of Jensen Common Stock covered by such Option; PROVIDED, HOWEVER, that each optionee shall receive a payment of at least $50. Jensen shall use its best efforts to cause each holder of Options (whether or not then presently exercisable) to execute an agreement consenting to the cancellation of such Options as aforesaid.

    (b) Pursuant to Section 3.2 of the 1994 Stock Option and Purchase Plan For Non-Employee Directors (the "Jensen Directors Plan"), certain directors of Jensen ("Deferred Holders") have elected to defer the receipt of shares of Jensen Common Stock ("Deferred Shares") owed to them in lieu of directors' fees pursuant to the Jensen Directors Plan. Immediately prior to the Effective Time, Jensen shall terminate each such director's right to receive the Deferred Shares, and in consideration thereof, Jensen shall make a cash payment to each Deferred Holder at the time provided in the final two sentences of this Section 3.4(b) (and subject, in the case of each such Deferred Holder, to the receipt from such Deferred Holder of a Cancellation Agreement, as that term is defined in the next sentence), in an amount equal to the number of Deferred Shares held by such Deferred Holder times the Per Share Cash Amount. Jensen shall use its best efforts to obtain from each Deferred Holder a written agreement substantially in the form of Exhibit 3.4 (a "Cancellation Agreement") prior to the Effective Time. A Deferred Holder who has delivered to Jensen a Cancellation Agreement prior to the Effective Time shall be paid pursuant to this Section 3.4(b) at or prior to the Effective Time. In the case of any Deferred Holder who does not deliver a Cancellation Agreement to Jensen prior to the Effective Time, Recoton shall cause the Surviving Corporation to pay such Deferred Holder after the Effective Time the amount to which the Deferred Holder is entitled pursuant to this Section 3.4(b) promptly after the receipt by the Surviving Corporation from the Deferred Holder of a Cancellation Agreement.

    Section 3.5 DISSENTING SHARES. Notwithstanding any other provisions of this Agreement to the contrary, shares of Jensen Common Stock that are outstanding immediately prior to the Effective Time and which are held by stockholders who shall have not voted in favor of the Merger or consented thereto in writing and who shall have demanded properly in writing appraisal for such shares in accordance with Section 262 of the GCL (collectively, the "Dissenting Shares") shall not be converted into or represent the right to receive the Merger Consideration. Such stockholders shall be entitled to receive payment of the appraised value of such shares of Jensen Common Stock held by them in accordance with the provisions of such Section 262, except that all Dissenting Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such shares of Jensen Common Stock under such Section 262 shall thereupon be deemed to have been converted into and to have become exchangeable, as of the Effective Time, for the right to receive, without any interest thereon, the Merger Consideration upon surrender, in the manner provided in Section 3.2, of the certificate or certificates that formerly evidenced such shares of Jensen Common Stock.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF JENSEN

    Jensen represents and warrants to Recoton and Acquisition Sub as follows:

    Section 4.1 ORGANIZATION AND QUALIFICATION. Jensen is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its


                                   ANNEX I-5
businesses as it is now being conducted. Jensen is qualified to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the businesses conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing will not, when taken together with all other such failures, have a Jensen Material Adverse Effect. For purposes of this Agreement, a Jensen Material Adverse Effect shall be a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise), results of operations or prospects of Jensen and its subsidiaries taken as a whole, excluding the Original Equipment Business (except that for purposes of determining whether a Jensen Material Adverse Effect arising out of the matters described in Section 4.17 has occurred, "Jensen Material Adverse Effect" shall mean potential liabilities and costs that reasonably may exceed $5,000,000). True and complete copies of Jensen's Certificate of Incorporation and By-Laws, as in effect on the date hereof, including all amendments thereto, have heretofore been delivered to Recoton.

    Section 4.2 JENSEN COMMON STOCK. Jensen has 10,000,000 authorized shares of Common Stock, of which 5,714,799 shares are outstanding as of November 30, 1995, all of which are or shall be validly issued and are fully paid, nonassessable and free of preemptive rights. Except as set forth in Section 4.2 of the separate disclosure schedule executed and delivered by Jensen simultaneous with the execution and delivery of the Agreement ("Jensen's
Disclosure Schedule"), as of the date hereof, there are no outstanding subscriptions, options, warrants, rights, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, or arrangements, including any right of conversion or exchange under any outstanding security, instrument or other agreement obligating Jensen to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of Jensen or obligating Jensen or any subsidiary of Jensen to grant, extend or enter into any such agreement or commitment except pursuant to this Agreement.

    Section 4.3 SUBSIDIARIES. Each direct and indirect subsidiary of Jensen is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of such subsidiaries is qualified to do business, and is in good standing, in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing will not, when taken together with all such other failures, have a Jensen Material Adverse Effect. Except as set forth in
Section 4.3 of Jensen's Disclosure Schedule, all of the outstanding shares of capital stock of each subsidiary are validly issued, fully paid, nonassessable and free of preemptive rights, and those owned directly or indirectly by Jensen are owned free and clear of any liens, claims, encumbrances, security interests, equities, charges and options of any nature whatsoever. Except as set forth in
Section 4.3 of Jensen's Disclosure Schedule or in Jensen's Annual Report on Form 10-K for the year ended February 28, 1995 or the exhibits and schedules thereto (the "Jensen 10-K" and, together with any reports filed by Jensen with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") after the Jensen 10-K and prior to the date of this Agreement, the "Jensen 1995 Reports"), Jensen owns directly or indirectly all of the issued and outstanding shares of the capital stock of each of its subsidiaries. Except as set forth in Section 4.3 of Jensen's Disclosure Schedule or in the Jensen 1995 Reports, there are no outstanding subscriptions, options, warrants, rights, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions or arrangements relating to the issuance, sale, voting, transfer, ownership or other rights affecting any shares of capital stock of any subsidiary of Jensen, including any right of conversion or exchange under any outstanding security, instrument or agreement. Section 4.3 of Jensen's Disclosure Schedule sets forth a list of all material corporations, partnerships, joint ventures and other business entities in which Jensen or any of its subsidiaries directly or indirectly owns an interest and such subsidiaries' direct and indirect share, partnership or other ownership interest of each such entity.

    Section 4.4 AUTHORITY; NON-CONTRAVENTION; APPROVALS. (a) Jensen has full corporate power and authority to enter into this Agreement and, subject to Jensen Stockholders' Approval (as defined in


                                   ANNEX I-6

Section 4.18) and the Jensen Required Approvals (as defined in Section 4.4(c)), to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation by Jensen of the transactions contemplated hereby have been duly authorized by Jensen's Board of Directors, and no other corporate proceedings on the part of Jensen are necessary to authorize the execution and delivery of this Agreement and the consummation by Jensen of the transactions contemplated hereby, except for the Jensen Stockholders' Approval and the obtaining of the Jensen Required Approvals. This Agreement has been duly and validly executed and delivered by Jensen and constitutes a valid and legally binding agreement of Jensen enforceable against it in accordance with its terms.

    (b) Except as set forth in Section 4.4(b) of Jensen's Disclosure Schedule, the execution and delivery of this Agreement by Jensen does not, and the consummation by Jensen of the transactions contemplated hereby will not, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Jensen or any of its subsidiaries under any of the terms, conditions or provisions of (i) the respective charters or By-Laws of Jensen or any of its subsidiaries, (ii) subject to obtaining the Jensen Required Approvals and the receipt of the Jensen Stockholders' Approval, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to Jensen or any of its subsidiaries or any of their respective properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which Jensen or any of its subsidiaries is now a party or by which Jensen or any of its subsidiaries or any of their respective properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens, security interests, charges or encumbrances that would not, in the aggregate, have a Jensen Material Adverse Effect.

    (c) Except for (i) the filings by Jensen required by Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) any filings required by comparable European or European Community regulation ("EC Filings"), (iii) the filing of the Proxy Statement (as hereinafter defined) with the SEC pursuant to the Exchange Act, and the Securities Act of 1933, as amended (the "Securities Act") and (iv) the making of the Merger Filing with the Secretary of State of the State of Delaware in connection with the Merger (the filings and approvals referred to in clauses (i) through (iv) are collectively referred to as the "Jensen Required Approvals"), no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by Jensen or the consummation by Jensen of the transactions contemplated hereby.

    Section    4.5        REPORTS   AND    FINANCIAL    STATEMENTS;   DERIVATIVE
TRANSACTIONS. Since February 28, 1995, Jensen and each of its subsidiaries required to make filings under the Securities Act, the Exchange Act and applicable state laws and regulations, as the case may be, have filed all forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed by them under each of the Securities Act, the Exchange Act, applicable laws and regulations of Jensen's and its subsidiaries' jurisdictions of incorporation and the respective rules and regulations thereunder, all of which complied in all material respects with all applicable requirements of the appropriate act and the rules and regulations thereunder. Jensen has previously delivered to Recoton true and complete copies of its (a) Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed by Jensen or any of its subsidiaries with the SEC from February 28, 1992, until the date hereof, (b) proxy and information statements relating to all meetings of its stockholders (whether annual or special) and actions by written consent in lieu of a stockholders' meeting from February 28, 1992 until the date hereof and (c) all other reports or registration statements filed by Jensen with the SEC from February 28, 1992 until the date hereof


                                   ANNEX I-7

(collectively, the "Jensen SEC Reports"), and (d) audited consolidated financial statements for the fiscal year ended February 28, 1995 and its unaudited consolidated financial statements for the nine months ended November 30, 1995 (the "Nine Month Jensen Financial Statements") (collectively the "1995 Jensen Financial Statements"). As of their respective dates, the Jensen SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of Jensen included in the Jensen SEC Reports and the 1995 Jensen Financial Statements (collectively, the "Jensen Financial Statements") fairly present the financial position of Jensen and its subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto), subject, in the case of the unaudited interim financial statements, to normal year-end and audit adjustments and any other adjustments described therein. Jensen and its subsidiaries do not, and will not, use any derivative financial instruments other than as disclosed in Section 4.5 of Jensen's Disclosure Schedule.

    Section  4.6  ABSENCE  OF UNDISCLOSED LIABILITIES.   Except as  set forth in
Section 4.6 of Jensen's Disclosure Schedule or in the Jensen 1995 Reports, neither Jensen nor any of its subsidiaries had at February 28, 1995, or has incurred since that date, any liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature, except liabilities, obligations or contingencies (a) which are accrued or reserved against in the 1995 Jensen Financial Statements or reflected in the notes thereto or (b) which were incurred after February 28, 1995, and were incurred in the ordinary course of business and consistent with past practices and, in either case, except for any such liabilities, obligations or contingencies which (i) would not, in the aggregate, have a Jensen Material Adverse Effect or (ii) have been discharged or paid in full prior to the date hereof.

    Section 4.7  ABSENCE OF CERTAIN CHANGES  OR EVENTS.  Except as set forth  in
Section 4.7 of Jensen's Disclosure Schedule or in the Jensen 1995 Reports, since February 28, 1995 there has not been any material adverse change in the business (including, without limitation, any actual or threatened loss of significant customers (excluding customers of the Original Equipment Business) or any cancellation or threatened cancellation of any orders with an aggregate value of $1,000,000 or more (excluding orders of the Original Equipment Business)), operations, properties, assets, liabilities, condition (financial or other), results of operations or prospects of Jensen and its subsidiaries, taken as a whole (excluding the original equipment business), and Jensen and its subsidiaries have in all material respects conducted their respective businesses in the ordinary course consistent with past practice.

    Section 4.8 LITIGATION. Except as disclosed in the Jensen 1995 Reports, the 1995 Jensen Financial Statements, or Section 4.8 of Jensen's Disclosure Schedule, (a) there are no claims, suits, actions or proceedings pending or, to the knowledge of Jensen, threatened, nor to the knowledge of Jensen are there any investigations or reviews pending or threatened, against, relating to or affecting Jensen or any of its subsidiaries, which, if adversely determined, would have a Jensen Material Adverse Effect; (b) there have not been any developments since the date of the Jensen 10-K with respect to such claims, suits, actions, proceedings, investigations or reviews which, individually or in the aggregate, may have a Jensen Material Adverse Effect; and (c) except as contemplated by the Jensen Required Approvals, neither Jensen nor any of its subsidiaries is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator which prohibits or restricts the consummation of the transactions contemplated hereby or may have a Jensen Material Adverse Effect.

    Section 4.9 PROXY STATEMENT. The proxy statement to be distributed in connection with the Jensen Stockholders' Meeting (the "Proxy Statement") will not at the time of the mailing of the Proxy Statement and any amendment or supplement thereto, and at the time of the Jensen Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier filing


                                   ANNEX I-8
with the SEC of such Proxy Statement or any amendment or supplement thereto or any earlier communication to stockholders of Jensen with respect to the transactions contemplated by this Agreement. The Proxy Statement will comply as to form in all material respects with all applicable laws, including the provisions of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, no representation is made by Jensen with respect to information supplied by Recoton or Acquisition Sub or their representatives specifically for inclusion in the Proxy Statement.

    Section 4.10 NO VIOLATION OF LAW. Except as set forth in Section 4.10 of Jensen's Disclosure Schedule, neither Jensen nor any of its subsidiaries is in violation of, or, to the knowledge of Jensen, is under investigation with respect to or has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance, or judgment of any governmental or regulatory body or authority, except for violations which in the aggregate do not have a Jensen Material Adverse Effect. Jensen and its subsidiaries have all material permits, licenses, franchises and other governmental authorizations, consents and approvals (the "Jensen Government Approvals") necessary to conduct their businesses as presently conducted and, except as set forth in Section 4.10 of Jensen's Disclosure Schedule, all such Jensen Government Approvals shall be transferred to the Surviving Corporation.

    Section 4.11 COMPLIANCE WITH AGREEMENTS. Except as disclosed in the Jensen 1995 Reports, the Jensen 1995 Financial Statements or Section 4.11 of Jensen's Disclosure Schedule, Jensen and each of its subsidiaries are not in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under, (i) the respective charters or by-laws of Jensen or any of its subsidiaries or (ii) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which Jensen or any of its subsidiaries is a party or by which any of them is bound or to which any of their property is subject, which breaches, violations and defaults, in the case of clause (ii) of this Section 4.11 would have, in the aggregate, a Jensen Material Adverse Effect.

    Section 4.12 TAXES. (a) Jensen and its subsidiaries have duly filed with the appropriate federal, state, local, and foreign taxing authorities all tax returns required to be filed by them on or prior to the Effective Time and such tax returns are true and complete in all material respects, and duly paid in full or made adequate provision for the payment of all taxes for all periods ending at or prior to the Effective Time. The liabilities and reserves for taxes reflected in the Jensen balance sheets (x) as of February 28, 1995, contained in the Jensen 10-K, are adequate to cover all taxes for any period ending on or prior to February 28, 1995; and (y) as of August 31, 1995, contained in the Form 10-Q filed with the SEC on or about October 15, 1995 (the "Six Month 1995 Financial Statements"), are adequate to cover all taxes for any period ending on or prior to August 31, 1995; and (z) as of November 30, 1995, contained in the Nine Month Financial Statements are adequate to cover all taxes for any period ending on or prior to November 30, 1995. Except as set forth in Section 4.12 of Jensen's Disclosure Schedule, (i) there are no material liens for taxes upon any property or asset of Jensen or any subsidiary thereof, except for (x) liens for taxes not yet due and (y) any such liens for taxes shown on such Section 4.12 of Jensen's Disclosure Statement, which are being contested in good faith through appropriate proceedings; (ii) Jensen has not made any change in accounting method, received a ruling from any taxing authority or signed an agreement with any taxing authority which will materially and adversely affect Jensen in future periods; (iii) during the past three years neither Jensen nor any of its subsidiaries has received any notice of deficiency, proposed deficiency or assessment from any governmental taxing authority with respect to taxes of Jensen or any of its subsidiaries, except any such notice of deficiency, proposed deficiency or assessment which will not in the aggregate cause a Jensen Material Adverse Effect, and, any such deficiency or assessment shown on such
Section 4.12 of Jensen's Disclosure Schedule has been paid or is being contested in good faith through appropriate proceedings; (iv) the income tax returns for Jensen and its subsidiaries are not currently the subject of any audit by the Internal Revenue Service (the "IRS") or any other national taxing authority, and such federal income tax returns have been examined by the IRS (or the applicable statutes of


                                   ANNEX I-9
limitation for the assessment of federal taxes for such periods have expired) for all periods through and including February 28, 1990, and no material deficiencies were asserted as a result of such examinations which have not been resolved and fully paid; (v) there are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any taxes or deficiencies against Jensen or any of its subsidiaries, and no power of attorney granted by either Jensen or any of its subsidiaries with respect to any taxes is currently in force; and (vi) neither Jensen nor any of its subsidiaries is a party to any agreement providing for the allocation or sharing of taxes. Neither Jensen nor any of its subsidiaries has, with regard to any assets or property held, acquired or to be acquired by any of them, filed a consent to the application of Section 341(f) of the Code. Except as set forth on Section 4.12(b) of Jensen's Disclosure Schedule, Jensen will not have any carryovers subject to limitation under Section 382 or Section 383 of the Code immediately after the Merger. Jensen and its subsidiaries, in accordance with Section 482 of the Code, properly conducted intercompany pricing studies for the tax year ended February 1995, and is conducting such study in a timely manner with respect to the tax year ending February 1996.

    (b) The term "tax" shall include any tax, assessment, levy, impost, duty, or withholding of any nature now or hereafter imposed by a government authority and any interest, additional tax, deficiency, penalty, charge or other addition thereon, including without limitation any income, gross receipts, profits, franchise, sales, use, property (real and personal), transfer, payroll, unemployment, social security, occupancy and excise tax and customs duty, except that for purposes of Section 4.12(a), such term shall not include any amount resulting from the Merger. The term "return" shall include any return, declaration, report, estimate, information return and statement required to be filed with or supplied to any taxing authority in connection with any taxes.

    Section 4.13  CUSTOMS.  Except as set forth in the Jensen 1995 Reports or in
Section 4.13 of Jensen's Disclosure Schedule, Jensen and its subsidiaries have at all times been in compliance with all requirements administered and enforced by the U.S. Customs Service, including, but not limited to the classification, valuation, and marking of articles imported into the United States in a way so as not to give rise to a Jensen Material Adverse Effect.

    Section 4.14 EMPLOYEE BENEFIT PLANS; ERISA. (a) Section 4.14 of Jensen's Disclosure Schedule lists all material employee benefit plans, employment contracts or other arrangements for the provision of benefits for employees or former employees of Jensen and its subsidiaries (other than its foreign subsidiaries as to which such disclosure shall be provided within ten business days after the date hereof and as to which the agreements, plans, contracts, or other arrangements thereof shall not be unduly burdensome or out of the ordinary), and, except as set forth in Section 4.14(a) of Jensen's Disclosure Schedule, neither Jensen nor its subsidiaries have any commitment to create any additional plan, contract or arrangement or to amend any such plan, contract or arrangement so as to increase benefits thereunder, except as required under existing collective bargaining agreements. Section 4.14(a) of Jensen's Disclosure Schedule identifies all "employee benefit plans" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), other than "multiemployer plans" within the meaning of
Section 3(37) of ERISA, covering current or former employees of Jensen and its subsidiaries (the "Jensen Plans"), other than Jensen Plans which are described in Jensen 1995 Reports or the Proxy Statement for the 1995 Annual Meeting of Stockholders of Jensen. A true and correct copy of each of the employee benefit plans, employment contracts and other arrangements for the provision of benefits for employees and former employees of Jensen and its subsidiaries described in the Jensen SEC Reports, the Jensen Plans listed on Section 4.14(a) of Jensen's Disclosure Schedule, except for any multiemployer plans, and all contracts relating thereto, or to the funding thereof (including, without limitation, all trust agreements, insurance contracts, investment management agreements, subscription and participation agreements and recordkeeping agreements), each as will be in effect at the Effective Time, has been provided to Recoton. In the case of any employee benefit plan, employment contract or other benefit arrangement which is not in written form, an accurate description of such plan, contract or arrangement as will be in effect at the Effective Time has been provided to Recoton. A true and correct copy of


                                   ANNEX I-10
the most recent annual report, actuarial report, summary plan description, and Internal Revenue Service determination letter with respect to each such Jensen plan, to the extent applicable, and a current schedule of assets (and the fair market value thereof assuming liquidation of any asset which is not readily tradeable) held with respect to any funded plan, Jensen Plan, or benefit arrangement has been provided to Recoton by Jensen, and there have been no material changes in the financial condition in the respective plans, Jensen Plans or benefit arrangements from that stated in such annual report and actuarial reports.

    (b) Except  as disclosed  in the  Jensen 1995  Reports or  as set  forth  in
Section 4.14(b) of Jensen's Disclosure Schedule, (i) there have been no prohibited transactions within the meaning of Section 406 of ERISA or Section 4975 of the Code with respect to any of the Jensen Plans which, assuming that the taxable period of such transaction expired as of the date hereof, could subject Jensen or its subsidiaries to a material tax or penalty under Section 502(i) of ERISA or Section 4975 of the Code; (ii) no liability (except for premiums due) has been or is expected to be incurred by Jensen or any of its subsidiaries under Title IV of ERISA with respect to any of the Jensen Plans or with respect to any ongoing, frozen or terminated "single employer plan" within the meaning of Section 4001(a)(15) of ERISA currently or formerly maintained by any of them, or by any entity which is considered a single employer with Jensen under Section 4001 of ERISA or Section 414 of the Code (a "Jensen ERISA Affiliate"); (iii) all amounts which Jensen or its subsidiaries are required to pay as contributions to the Jensen Plans have been timely made or have been reflected in the Jensen Financial Statements; (iv) none of the Jensen Plans has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived; (v) the current value of all "benefit liabilities" within the meaning of Section 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions used in the Plan's most recent actuarial valuation) under each of the Jensen Plans which is subject to Title IV of ERISA did not exceed the then current value of the assets of such plan allocable to such benefit liabilities by more than the amount disclosed in the Jensen 10-K as of February 28, 1995; (vi) each of the Jensen Plans has been operated and administered in all material respects in accordance with applicable laws, including, but not limited to, the reporting and disclosure requirements of Part 1 of Subtitle I of ERISA and the group health plan continuation requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA; (vii) each of the Jensen Plans which is intended to be "qualified" within the meaning of Section 401(a) of the Code has been determined by the IRS to be so qualified and Jensen is not aware of any circumstances likely to result in revocation of any such determination; (viii) there are no material pending, threatened or anticipated claims involving any of the Jensen Plans other than claims for benefits in the ordinary course; (ix) no notice of a "reportable event" within the meaning of Section 4043 of ERISA for which the 30-day reporting requirement has not been waived has been required to be filed for any of the Jensen Plans; (x) neither Jensen nor any of its subsidiaries is a party to, nor participates or has any liability or contingent liability with respect to, any multiemployer plan (regardless of whether based on contributions of a Jensen ERISA affiliate); and (xi) neither Jensen nor its subsidiaries has any liability or contingent liability for retiree life and health benefits under any of the Jensen Plans other than statutory liability for providing group health plan continuation coverage under Part 6 of Subtitle B of Title I of ERISA and
Section 4980B of the Code, except as set forth on Section 4.14(b) of Jensen's Disclosure Schedule.

    (c) Except as set forth in Section 4.14(c) of Jensen's Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will accelerate benefits or any payments under any Jensen employee agreement, plan or arrangement.

    Section 4.15 MATERIAL DEFAULTS. Except as set forth on Section 4.15 of Jensen's Disclosure Schedule, neither Jensen nor its subsidiaries is, or has received any notice or has any knowledge that any other party is, in default in any respect under any contract, agreement, commitment, arrangement, lease, insurance policy, or other instrument to which Jensen or any of its subsidiaries is a party or by which Jensen or any of its subsidiaries or the assets, business, or operations receives benefits,


                                   ANNEX I-11
except for those defaults which would not have, individually or in the aggregate, a Jensen Material Adverse Effect; and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a default.

    Section 4.16 LABOR MATTERS. Except as set forth on Section 4.16 of Jensen's Disclosure Schedule, there are no material controversies pending or, to the knowledge of Jensen, threatened between Jensen or its subsidiaries and any representatives of its employees, and, to the knowledge of Jensen, there are no material organizational efforts presently being made involving any of the presently unorganized employees of Jensen or its subsidiaries. Jensen and its subsidiaries have complied in all material respects with all laws relating to the employment of labor, including, without limitation, any provisions thereof relating to wages, hours, collective bargaining, and the payment of social security and similar taxes, and no person has, to the knowledge of Jensen, asserted that Jensen or its subsidiaries are is liable in any material amount for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

    Section 4.17  ENVIRONMENTAL MATTERS.

    (a) Except as set forth in the Jensen 1995 Reports or in Section 4.17 to Jensen's Disclosure Schedule, Jensen and its subsidiaries have complied in all respects with all Environmental Laws (as defined below in this Section). Jensen and its subsidiaries have obtained and will maintain through the Closing Date all permits, licenses, certificates and other authorizations which are required with respect to its operation under any Environmental Laws and all such permits, licenses, certificates and other authorizations are listed on Section 4.17 to Jensen's Disclosure Schedule.

    (b) Except as set forth in the Jensen 1995 Reports or in Section 4.17 to Jensen's Disclosure Schedule, Jensen and its subsidiaries are in compliance in all respects with all permits, licenses and authorizations required by any Environmental Laws, and is also in full compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Environmental Laws or contained in any regulation or code promulgated or approved under the Environmental Laws, or any plan, order, decree, judgment, injunction, notice or demand letter issued to or entered, against Jensen thereunder. All products manufactured and services provided by Jensen or its subsidiaries prior to the date hereof are in compliance with all Environmental Laws applicable thereto and all such products and services so manufactured or provided prior to the Closing Date will as of such date be in compliance with all Environmental Laws applicable thereto. Jensen has hereto delivered to Buyer true and complete copies of all environmental studies made in the last ten years relating to the business or assets of Jensen and its subsidiaries.

    (c) Except as set forth in the Jensen 1995 Reports or Section 4.17 to Jensen's Disclosure Schedule, there is no pending or, to Jensen's knowledge, threatened civil, criminal or administrative Action, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter that affects or applies to Jensen or its subsidiaries, their business or assets, the products they have manufactured or the services they have provided relating in any way to any Environmental Laws or any regulation or code promulgated or approved under the Environmental Laws, or any plan, order, decree, judgment, injunction, notice or demand letter issued to or entered against Jensen or its subsidiaries thereunder.

    (d) Except as set forth in the Jensen 1995 Reports or in Section 4.17 to Jensen's Disclosure Schedule, there are no past or present (or, to the knowledge of Jensen, anticipated) events, conditions, circumstances, activities, practices, incidents, Actions or plans which may interfere with or prevent compliance or continued compliance by Jensen or its subsidiaries with any Environmental Laws or with any regulation or code promulgated or approved under the Environmental Laws, or any plan, order, decree, judgment, injunction, notice or demand letter issued to or entered against Jensen or its subsidiaries thereunder, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, notice of violation, study or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage,


                                   ANNEX I-12
disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, by Jensen or its subsidiaries of any pollutant, contaminant, chemical, or industrial, toxic or hazardous substance or waste.

    (e) Except as set forth in Section 4.17 to the Jensen Disclosure Schedule and except in accordance with a valid governmental permit, license, certificate or approval listed in Section 4.17 to Jensen's Disclosure Schedule there has been no emission, spill, release or discharge by Jensen or its subsidiaries, from any of their assets, from any site at which any of such assets are or were located, into or upon (i) the air, (ii) soils or improvements, (iii) surface water or ground water, or (iv) the sewer, septic system or waste treatment, storage or disposal system servicing such assets of any toxic or hazardous substances or wastes used, stored, generated, treated or disposed at or from any of such assets (any of which events is hereinafter referred to as "Hazardous Discharge").

    (f) Prior to the Closing Date, there shall not occur any Hazardous Discharge (except in accordance with a valid governmental permit, license, certificate or approval listed in Section 4.17 to Jensen's Disclosure Schedule).

    (g) The term "Environmental Laws" means all federal, state, local and foreign environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated under the Environmental Laws, including, without limitation laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, solid, toxic or hazardous substances or wastes. As used in this Agreement, the term "hazardous substances or wastes" includes, without limitation, (i) all substances which are designated pursuant to Section 311(b)(2)(A) of the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C
Section 1251 ET SEQ.; (ii) any element, compound, mixture, solution, or substance which is designated pursuant to Section 102 of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C.
Section 9601 ET SEQ.; (iii) any hazardous waste having the characteristics which are identified under or listed pursuant to Section 3001 of the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Section 6901 ET SEQ.; (iv) any toxic pollutant listed under Section 307(a) of the FWPCA; (v) any hazardous air pollutant which is listed under Section 112 of the Clean Air Act, 42 U.S.C.
Section 7401 ET SEQ.; (vi) any imminently hazardous chemical substance or mixture with respect to which action has been taken pursuant to Section 7 of the Toxic Substances Control Act, 15 U.S.C. Section 2601 ET SEQ.; and (vii) waste oil.

    (h) Notwithstanding anything in the foregoing to the contrary, the representations and warranties contained in this Section 4.17 shall be deemed to be true and correct unless the aggregate exposure to Recoton, Acquisition Sub and/or the Surviving Corporation of undisclosed and disclosed liabilities which have either arisen or which may arise under the Environmental Laws exceeds $5 million.

    Section 4.18 CERTAIN BUSINESS PRACTICES. As of the date of this Agreement, except for such action which would not have a Jensen Material Adverse Effect, neither Jensen nor any of its subsidiaries nor any directors, officers, agents, or employees of Jensen or any of its subsidiaries has (i) used any funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iii) made any other unlawful payment.

    Section 4.19 NO EXCESS PARACHUTE PAYMENTS. Sections 4.14(a), 4.14(b), and 4.14(c) of Jensen's Disclosure Schedule set forth all written contracts, arrangements, or undertakings (excluding Options (as defined in Section 3.4)) pursuant to which any person may receive any amount or entitlement from Jensen or the Surviving Corporation or any of their respective subsidiaries (including cash or property or the vesting of property) that may be characterized as an "excess parachute payment" (as


                                   ANNEX I-13
such term is defined in Section 280G(B)(1) of the Code) (any such amount being an "Excess Parachute Payment") as a result of any of the transactions being contemplated by this Agreement. Except as set forth in Section 4.14(c) of Jensen's Disclosure Schedule, no person is entitled to receive any additional payment from Jensen, the Surviving Corporation, their respective subsidiaries, or any other person (a "Parachute Gross-Up Payment") in the event that the 20 percent parachute excise tax of Section 4999(a) of the Code is imposed on such person. The Board of Directors of Jensen has not during the six months prior to the date of this Agreement granted to any officer, director, or employee of Jensen any right to receive any Parachute Gross-Up Payment.

    Section 4.20 TRADEMARKS, ETC. Section 4.20 of Jensen's Disclosure Schedule sets forth a true and complete list of all patents, trademarks (registered or unregistered), trade names, service marks, and registered copyrights and applications therefor owned, used, or filed by or licensed to Jensen and its subsidiaries ("Intellectual Property Rights") and, with respect to registered trademarks, contains a list of all jurisdictions in which such trademarks are registered or applied for and all registration and application numbers. Except as disclosed on Section 4.20 of Jensen's Disclosure Schedule, the Intellectual Property Rights which are trademark or copyright registrations and issued patents are valid and in good standing, and are owned by Jensen, free and clear of all liens, encumbrances, equities, or claims and, along with applications therefor, are not involved in any interferences, litigations, oppositions, or cancellation proceedings. Jensen or its subsidiaries owns or has the right to use, without payment to any other party, the patents, trademarks, trade names, service marks, copyrights, and applications therefor referred to in such Schedule or otherwise used by Jensen or its subsidiaries, and the consummation of the transactions contemplated hereby will not alter or impair such rights in any material respect. Except as set forth in Section 4.20 to Jensen's Disclosure Schedule, Jensen is not a licensor or licensee in respect of any Intellectual Property Rights, nor has it granted any rights thereto or interest therein to any person or entity. Except as set forth in Section 4.20 of Jensen's Disclosure Schedule, no claims are pending or threatened by any person with respect to the ownership, validity, enforceability, or use of any such Intellectual Property Rights challenging or questioning the validity or effectiveness of any of the foregoing which claims reasonably could be expected to have a Jensen Material Adverse Effect. Jensen shall make all required filings to ensure the continued validity and enforceability of its Intellectual Property Rights up to the Effective Time.

    Section 4.21 JENSEN STOCKHOLDERS' APPROVAL. Jensen will take all necessary action so that stockholder approval of the Merger and the transactions contemplated hereby will require the affirmative vote of (i) a majority of the outstanding shares of Jensen Common Stock, and (ii) a majority of the outstanding shares of Jensen Common Stock which are voted at the Jensen Stockholders' Meeting other than shares held directly or indirectly by Robert G. Shaw.

    Section 4.22 TAKEOVER PROVISIONS. The Board of Directors of Jensen has approved this Agreement and the OE Agreement by a vote of a majority of the disinterested directors within the meaning of Article EIGHTH of Jensen's
Certificate of Incorporation. The Certificate of Incorporation of Jensen expressly elects not to be governed by Section 203 of the GCL.

                                   ARTICLE V
                       REPRESENTATIONS AND WARRANTIES OF
                          ACQUISITION SUB AND RECOTON

    Acquisition Sub and Recoton hereby jointly and severally represent and warrant to Jensen as follows:

    Section 5.1 ORGANIZATION AND QUALIFICATION. Acquisition Sub and Recoton are each corporations duly organized, validly existing and in good standing under the laws of their states of incorporation and have the requisite corporate power and authority to own, lease and operate their assets and properties and to carry on their businesses as they are now being conducted. Acquisition Sub was formed for the purpose of engaging in the Merger and has not and will not engage prior to the Effective


                                   ANNEX I-14

Time in any activities other than those necessary to effectuate the terms of this Agreement. Acquisition Sub and Recoton are each qualified to do business and is in good standing in each jurisdiction in which the properties owned, leased or operated by each or the nature of the businesses conducted by each makes such qualification necessary, except where the failure to be so qualified and in good standing will not, when taken together with all other such failures, have a Recoton Material Adverse Effect. For purposes of this Agreement, a Recoton Material Adverse Effect shall be a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise), results of operations or prospects of Recoton and its subsidiaries taken as a whole. True and complete copies of Acquisition Sub's and Recoton's Certificate of Incorporation and By-Laws, as in effect on the date hereof, including all amendments thereto, have heretofore been delivered to Jensen. Recoton directly owns and has the power to vote all of the outstanding capital stock of Acquisition Sub, and, as the sole stockholder of Acquisition Sub, has approved this Merger Agreement and the transactions contemplated hereunder.

    Section 5.2 AUTHORITY; NON-CONTRAVENTION; APPROVALS. (a) Recoton and Acquisition Sub have full corporate power and authority to enter into this Agreement and the Recoton Required Approvals (as hereinafter defined), to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation by Recoton and Acquisition Sub of the transactions contemplated hereby have been duly authorized by Recoton's and Acquisition Sub's Boards of Directors, and no other corporate proceedings on the part of Recoton and Acquisition Sub are necessary to authorize the execution and delivery of this Agreement and the consummation by Recoton and Acquisition Sub of the transactions contemplated hereby except for the obtaining of the Recoton Required Approvals. This Agreement has been duly and validly executed and delivered by Recoton and Acquisition Sub, and, assuming the due authorization, execution and delivery hereof by Jensen, constitutes a valid and legally binding agreement of Recoton and Acquisition Sub enforceable against them in accordance with its terms.

    (b) Except as set forth in Section 5.2(b) (formerly 5.3(b)) of Recoton's Disclosure Schedule, the execution and delivery of this Agreement by Recoton and Acquisition Sub does not, and the consummation by Recoton and Acquisition Sub of the transactions contemplated hereby will not, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Recoton or Acquisition Sub or any of its subsidiaries under any of the terms, conditions or provisions of (i) the respective charters or By-Laws of Recoton or any of its subsidiaries, (ii) subject to obtaining the Recoton Required Approvals, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to Recoton or any of its subsidiaries or any of their respective properties or assets, and (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which Jensen or any of its subsidiaries is now a party or by which Jensen or any of its subsidiaries or any of their respective properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens, security interests, charges or encumbrances that would not, in the aggregate, have a Recoton Material Adverse Effect.

    (c) Except for (i) the filings by Recoton, Acquisition Sub and Jensen required by Title II of the HSR Act, (ii) any EC Filings, and (iii) the making of the Merger Filing with the Secretary of State of the State of Delaware in connection with the Merger (the filings and approvals referred to in clauses (i) through (iii) collectively are referred to as the "Recoton Required Approvals"), no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by Recoton or Acquisition Sub or the consummation by Recoton or Acquisition Sub of the transactions


                                   ANNEX I-15
contemplated hereby, other than such filings, registrations, authorizations, consents or approvals the failure of which to make or obtain, as the case may be, will not, in the aggregate, have a Recoton Material Adverse Effect.

                                   ARTICLE VI
                     CONDUCT OF BUSINESS PENDING THE MERGER

    Section 6.1 CONDUCT OF BUSINESS BY JENSEN PENDING THE MERGER. Except as set forth in Section 6.1 of Jensen's Disclosure Schedule or as otherwise contemplated by this Agreement, after the date hereof and prior to the Effective Time or earlier termination of this Agreement, unless Recoton shall otherwise agree in writing (it being agreed, however, that Jensen shall be solely responsible for its operations and those of its subsidiaries in accordance with the provisions of this Agreement), Jensen shall and shall cause each of its subsidiaries, to:

        (a) conduct their respective businesses in the ordinary and usual course of business and consistent with past practice;

        (b) not (i) amend or propose to amend their respective charters or by-laws; (ii) split, combine or reclassify their outstanding capital stock or declare, set aside or pay any dividend or distribution payable in cash, stock, property or otherwise; or (iii) knowingly take any action which would result in a failure to maintain the trading of Jensen Common Stock on Nasdaq;

        (c) not (i) except for the issuance of shares of Common Stock upon the exercise of currently outstanding Options, authorize the issuance of, or issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any additional shares of, or any options, warrants or rights of any kind to acquire any shares of, their capital stock of any class or any debt or equity securities convertible into or exchangeable for such capital stock, (ii) except for the sale of the assets associated with the Original Equipment Business as described in Section 8.3(e) and the sale of the AR Rights pursuant to the AR Agreement, sell (including, without limitation, by sale/leaseback), pledge, dispose of, license or encumber any material assets (including without limitation intellectual property), or any interests therein, other than in the ordinary course of business and consistent with past practice; (iii) redeem, purchase, acquire or offer to purchase or acquire any (x) shares of its capital stock, other than in accordance with the governing terms of such securities or (y) long-term debt, other than as required by the governing instruments relating thereto; (iv) take or fail to take any action which action or failure to take action would cause Acquisition Sub or Jensen to recognize gain or loss for federal income tax purposes as a result of the consummation of the Merger or (v) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing; PROVIDED, HOWEVER, that Jensen or any of its subsidiaries, after consulting with Recoton, may take any of the actions otherwise prohibited by this Section 6.1(c) if counsel to Jensen advises the Board of Directors of Jensen or any of its subsidiaries that the failure to take such action or actions might reasonably subject Jensen's or any of its subsidiaries' directors to liability for breach of their fiduciary duties;

        (d) use their best efforts to preserve intact their respective business organizations and goodwill, keep available the services of their respective present officers and key employees, and preserve the goodwill and business relationships with suppliers, distributors, customers, and others having business relationships with them;

        (e)   confer  on  a  regular  and   frequent  basis  with  one  or  more
    representatives of Recoton to discuss operational matters of materiality and the general status of ongoing operations;

        (f) promptly notify Recoton of any significant changes in the business, properties, assets, financial condition, or results of operations or prospects of (i) Jensen or its subsidiaries taken as a whole (excluding the Original Equipment Business) or (ii) the Original Equipment Business separately;


                                   ANNEX I-16

        (g) not acquire, or publicly propose to acquire, all or any substantial part of the business and properties or capital stock of any person not a party to this Agreement, whether by merger, purchase of assets, tender offer or otherwise;

        (h)  not,  directly  or  indirectly,  through  any  officer,   director,
    employee,   representative,  agent,  or   otherwise,  solicit,  initiate  or
    encourage the submission of any proposal or offer from any person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Exchange Act) or entity relating to any acquisition or purchase of all or (other than in the ordinary course of business) any portion of the assets of, or any equity interest in, or any merger or other business combination with, Jensen or any of its subsidiaries, other than with respect to the Original Equipment Business or the transactions contemplated hereby (collectively, a "Jensen Acquisition Transaction"); PROVIDED, HOWEVER, that Jensen or any of its subsidiaries may take any of the actions otherwise prohibited by this Section 6.1(h) if counsel to Jensen advises the Board of Directors of Jensen or any of its subsidiaries that the failure to take such action or actions might reasonably subject Jensen's or any of its subsidiary's directors to liability for breach of their fiduciary duties; and PROVIDED, FURTHER HOWEVER, that notwithstanding the foregoing sentence,
    (a) following receipt of a BONA FIDE unsolicited written offer to consummate a Jensen Acquisition Transaction (an "Acquisition Proposal"), Jensen may take and disclose to Jensen's stockholders the position of the Board of Directors of Jensen contemplated by Rule 14e-2 under the Exchange Act or otherwise make appropriate disclosures to its stockholders, (b) Jensen may furnish or cause to be furnished information concerning its business, properties or assets to a third party subject to appropriate confidentiality restrictions, and (c) Jensen may engage in discussions or negotiations with a third party concerning a Jensen Acquisition Transaction. If Jensen should receive an Acquisition Proposal or take any action described in (b) or (c) above, Jensen shall promptly inform Recoton in reasonable detail of the material details of such Acquisition Proposal and/or its actions in response thereto or its actions described in clauses (b) or (c) and shall thereafter keep Recoton reasonably and promptly informed of all material facts and material circumstances relating to such Acquisition Proposal (including the material terms thereof to the extent not restricted by any other binding agreement) and Jensen's actions shall include the actions of its advisors, agents and representatives;

        (i) not enter into or amend any employment, severance, special pay arrangement with respect to termination of employment or other similar arrangements or agreements with any directors, officers or key employees, except with the prior written approval of Recoton;

        (j) not adopt, enter into or amend any bonus, profit sharing, compensation (except ordinary course salary adjustments consistent with historic practice), stock option, pension, retirement, deferred compensation, health care, employment or other employee benefit plan, agreement, trust, fund or arrangement for the benefit or welfare of any employee or retiree, except as required to comply with changes in applicable law occurring after the date hereof, except with the prior written approval of Recoton;

        (k) maintain with financially responsible insurance companies, insurance on its tangible assets and its businesses in such amounts and against such risks and losses as are consistent with past practice and customary for companies engaged in the business engaged in by Jensen and its subsidiaries;

        (l) not introduce any new product or plan which would substantially increase the risk exposure of Jensen and its subsidiaries taken as a whole (excluding the Original Equipment Business);

        (m) not enter into any material arrangement, agreement, or contract with any third party (other than customers in the ordinary course of business) which provides for an exclusive arrangement with that third party or is substantially more restrictive on Jensen or substantially less advantageous to Jensen than arrangements, agreements, or contracts existing on the date hereof;


                                   ANNEX I-17

        (n) not establish any new lines of credit or other credit facilities or incur any indebtedness other than pursuant to existing credit facilities except for trade liabilities incurred in the ordinary course of business; and

        (o) not agree in writing, or otherwise, to take any of the foregoing actions or any other action which would make any representation or warranty contained in Article IV untrue or incorrect in any material respect as of the time of the Closing.

    Section 6.2 SITE TESTING AND EVALUATION. Prior to the later of March 1, 1996 or the date of the Proxy Statement (which Recoton may cause to be delayed if it is still conducting its study and testing), Recoton may at its own expense perform or have performed such environmental site inspections and reasonable testing relating to the real property owned or operated by Jensen or its subsidiaries as it may deem appropriate. If based upon the written reports of independent environmental consultants, Recoton determines in its sole and reasonable discretion that the results of the inspections or tests performed indicate that any of such property or a number of such properties is, or that there is a material risk that such property(ies) may be, contaminated in a way as to give rise to possible liability, contingent or otherwise, under the Environmental Laws in an aggregate amount of $5,000,000 or greater, Recoton may terminate this Agreement by notice to Jensen prior to the date of the Proxy Statement.

                                  ARTICLE VII
                             ADDITIONAL AGREEMENTS

    Section 7.1 ACCESS TO INFORMATION. (a) Jensen and its subsidiaries shall afford to Recoton and Acquisition Sub and its accountants, counsel, and other representatives full access during normal business hours throughout the period prior to the Effective Time to all of their respective properties, books, contracts, commitments and records (including, but not limited to, tax returns) and to their customers, vendors, employees, consultants and professional advisors and, during such period, shall furnish promptly to Recoton and Acquisition Sub (i) a copy of each report, schedule and other document filed or received by any of them pursuant to the requirements of federal or state securities laws or the HSR Act or filed or received by any of them with or from the SEC, Federal Trade Commission ("FTC") or Department of Justice ("DOJ") and
(ii) all other information concerning their respective businesses, properties and personnel as Acquisition Sub may reasonably request; PROVIDED, HOWEVER, that no investigation pursuant to this Section 7.1(a) shall affect any representations or warranties made herein or the conditions to the obligations of the respective parties to consummate the Merger. Jensen and its subsidiaries shall promptly advise Recoton and Acquisition Sub in writing of any change or occurrence of any event after the date of this Agreement having, or which, insofar as can reasonably be foreseen, in the future may have, a Jensen Material Adverse Effect.

    (b)   Recoton  has  provided   Jensen  with  information   pursuant  to  the
Confidentiality Agreement and in the course of its performance under this Agreement.

    (c) Any information received pursuant to Sections 7.1(a) and 7.1(b) above shall be considered Evaluation Material (as defined in the letter agreements dated August 21, 1995 and October 16, 1995, as applicable (the "Confidentiality Agreements"), between Recoton and Jensen, and such information shall be held in confidence by Recoton, Acquisition Sub and Jensen in accordance with the terms of the Confidentiality Agreements.

    Section 7.2 PROXY STATEMENT. Jensen shall prepare and file with the SEC as soon as reasonably practicable after the date hereof the Proxy Statement and any revisions thereof as may be responsive to SEC comments or changed facts. The information provided and to be provided by Recoton and Jensen and by their auditors, attorneys, financial advisors or other consultants or advisors for use in the Proxy Statement shall be true and complete in all material respects without omission of any material fact which is required to make such information not false or misleading.


                                   ANNEX I-18

    Section 7.3 STOCKHOLDERS' APPROVAL. Subject to the provisions of Section 6.1(h) and 9.1(e), Jensen shall promptly submit this Agreement and the transactions contemplated hereby for the approval of its stockholders at the Jensen Stockholders' Meeting to be held as soon as practicable after the Proxy Statement has been amended to satisfy all comments of the staff of the SEC and, subject to the fiduciary duties of the Board of Directors of Jensen under applicable law, shall recommend and use its best efforts to obtain stockholder approval (the "Jensen Stockholders' Approval") of this Agreement and the transactions contemplated hereby in accordance with Section 4.21.

    Section 7.4 EXPENSES. Except as otherwise set forth in Section 9.2, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses; PROVIDED, HOWEVER, that Recoton and Jensen shall share equally the expenses of printing, filing and mailing the Proxy Statement and any drafts of any registration statement required under prior versions of this Agreement.

    Section 7.5 AGREEMENT TO COOPERATE. Subject to the terms and conditions provided in this Agreement, each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all action to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its reasonable efforts to obtain all necessary or appropriate waivers, consents and approvals and SEC "no-action" letters (including, but not limited to, required approvals under applicable Delaware state laws and regulations), to effect all necessary registrations and filings (including, but not limited to, filings under the HSR Act) and to lift any injunction or other legal bar to the Merger (and, in such case, to proceed with the Merger as expeditiously as possible), subject, however, to the provisions of Sections 6.1(h) and 9.1(e) and to the requisite votes of the stockholders of Jensen. Each party hereto agrees to allow the other to review each regulatory filing made by such party prior to the filing thereof during the term of this Agreement.

    Section 7.6 PUBLIC STATEMENTS. The parties shall release a press release immediately upon the signing of this Agreement in the form set forth as Exhibit
7.6 (formerly Exhibit 7.8) to this Agreement. None of the parties hereto shall issue any press release or make any other public statements, in each case relating to or connected with or arising out of this Agreement or the matters contained therein, without obtaining the prior written approval of the other parties to the contents and the manner of presentation and publication thereof, PROVIDED, HOWEVER, that nothing herein shall prevent any party from making any disclosures required by applicable law or regulation (including regulation of the SEC and the NASD).

    Section 7.7 ACCOUNTANT'S LETTERS. Jensen shall use its best efforts to cause to be delivered to Recoton letters of Coopers and Lybrand, LLP, independent auditors for Jensen, dated the date of the Proxy Statement and the Effective Time (or such other dates reasonably acceptable to Recoton) with respect to certain financial statements and other financial information included in the Proxy Statement, which letters shall be in customary form and substance reasonably satisfactory to Recoton.

    Section 7.8 INDEMNIFICATION OF CERTAIN OFFICERS AND DIRECTORS. (a) To the extent permitted by applicable law, Recoton and Acquisition Sub agree that all rights to indemnification from Jensen or any subsidiary of Jensen now existing in favor of the directors, officers, employees or agents of Jensen and any subsidiary of Jensen as provided in their respective certificates of incorporation or charters, as the case may be, or by-laws, as in effect on the date of this Agreement, shall survive the Merger and shall continue in full force and effect and be honored by Recoton, Acquisition Sub and the Surviving Corporation for a period of not less than five years from the Effective Time; PROVIDED, HOWEVER, that in the event any claim or claims are asserted or made within such five-year period, all such rights shall continue until final disposition of any such claim or claims.

    (b) Recoton and Acquisition Sub will use their best efforts, and will cause the Surviving Corporation to use its best efforts, to cause to be maintained in effect a tail, for not less than three years from the Effective Time, on the current policies of directors' and officers' liability insurance maintained by Jensen and the subsidiaries of Jensen (provided that the Surviving Corporation or Acquisition Sub


                                   ANNEX I-19
may substitute therefor policies of at least the same level of coverage containing terms and conditions which are in the aggregate no less advantageous so long as no lapse in coverage occurs as a result of such substitution) with respect to all matters, including the transactions contemplated hereby, occurring prior to and including the Effective Time. Notwithstanding the foregoing, neither Recoton, Acquisition Sub nor the Surviving Corporation shall be required to expend in excess of $150,000 in the aggregate pursuant to this
Section 7.8(b).

    Section 7.9 EMPLOYEE BENEFITS. For a period of one year after the Effective Time, the Surviving Corporation shall make available to the current employees of Jensen, so long as such persons continue after the Effective Time to hold positions as employees with the Surviving Corporation, the same employee benefits that are currently in effect at Jensen, or similar employee benefits on substantially the same terms and conditions as the Jensen plans, including, but not limited to, health care and life insurance, pension and retirement benefits and vacation and sick pay. Thereafter, the Surviving Corporation shall provide a benefits package at least comparable to the benefit package provided by Recoton to its own employees. Recoton and the Surviving Corporation shall use their best efforts to insure that employees of the Surviving Corporation shall not be subject to any waiting periods or pre-existing condition restrictions under employee benefit plans offered by Recoton or the Surviving Corporation to the extent that such periods are longer or such periods impose a greater limitation than the period or limitations imposed under employee benefit plans currently offered by Jensen. Employees of the Surviving Corporation shall be given credit for prior service with Jensen for purposes of crediting periods of service for eligibility and vesting of all such substitute employee benefits offered by Recoton or the Surviving Corporation.

                                  ARTICLE VIII
                                   CONDITIONS

    Section 8.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

        (a) This Agreement and the transactions contemplated hereby shall have been approved and adopted by the requisite vote of the stockholders of Jensen pursuant to Section 4.21;

        (b) The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated and any EC Filings shall have been made and no additional requirements relating thereto shall be applicable;

        (c) No preliminary or permanent injunction or other order or decree by any federal or state court which prevents the consummation of the Merger shall have been issued and remain in effect (each party agreeing to use all reasonable efforts to have any such injunction, order or decree lifted);

        (d) No action shall have been taken, and no statute, rule or regulation shall have been enacted, by any state, federal or foreign government or governmental agency which would prevent the consummation of the Merger or that would have a material adverse effect on the prospects of the Surviving Corporation unacceptable to Recoton;

        (e) All governmental consents and approvals legally required for the consummation of the Merger and the transactions contemplated hereby, including, without limitation, approval (if required) by the DOJ, FTC and the SEC, shall have been obtained and be in effect at the Effective Time on terms and conditions that would not have a material adverse effect on the prospects of the Surviving Corporation unacceptable to Recoton; and

        (f) Jensen shall have received one or more letters from Lehman Brothers dated the date of the Proxy Statement or reasonably prior thereto (or such other dates reasonably acceptable to Jensen and Recoton), which letters shall be of the opinion that (1) the Merger Consideration is


                                   ANNEX I-20

    "fair from a financial point of view" to Jensen's stockholders; and (2) that the proceeds received by Jensen from the sale of the assets of the Original Equipment Business are "fair from a financial point of view" to Jensen.

    Section 8.2 CONDITIONS TO OBLIGATION OF JENSEN TO EFFECT THE MERGER. The obligation of Jensen to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions or the waiver thereof by Jensen:

        (a) Acquisition Sub and Recoton shall have performed in all material respects their agreements contained in this Agreement required to be performed on or prior to the Effective Time and the representations and warranties of Acquisition Sub and Recoton contained in this Agreement shall be true and correct in all material respects on and as of the date of this Agreement and on and as of the Effective Time as if made on and as of such date, except as contemplated or permitted by this Agreement, and Jensen shall have received a certificate of the President and the Chief Operating Officer (or, in the case of Acquisition Sub, its Secretary) of each of Acquisition Sub and Recoton to that effect;

        (b) Jensen shall have received an opinion addressed to Jensen from Stroock & Stroock & Lavan, counsel to Recoton and Acquisition Sub, or other counsel reasonably acceptable to Jensen, dated the Closing Date, substantially in the form set forth in Exhibits 8.2(b); and

        (c) Recoton shall have deposited the cash into the Exchange Fund in accordance with Section 3.2(a) and the Exchange Agent shall have delivered to Jensen a certificate acknowledging receipt of such cash.

    Section 8.3 CONDITIONS TO OBLIGATION OF RECOTON AND ACQUISITION SUB TO EFFECT THE MERGER. The obligation of Recoton and Acquisition Sub to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the additional following conditions or the waiver thereof by Recoton and Acquisition Sub:

        (a) Jensen shall have performed in all material respects its agreements contained in this Agreement required to be performed on or prior to the Effective Time and the representations and warranties of Jensen contained in this Agreement shall be true and correct in all material respects on and as of the date of this Agreement and on and as of the Effective Time as if made on and as of such date, except as contemplated or permitted by this Agreement, and Recoton and Acquisition Sub shall have received a Certificate of the President and the Chief Financial Officer of Jensen to that effect;

        (b) Recoton and Acquisition Sub shall have received an opinion from Vedder, Price, Kaufman & Kammholz, counsel to Jensen, or other counsel reasonably acceptable to Recoton and Acquisition Sub, dated the Closing Date, substantially in the form set forth in Exhibit 8.3(b);

        (c) Recoton and Acquisition Sub shall have received the letters of Coopers & Lybrand, LLP contemplated by Section 7.7;

        (d) Since the date hereof, no Jensen Material Adverse Effect shall have occurred;

        (e) The closing of the sale of the assets of the Original Equipment Business pursuant to the OE Agreement shall have occurred prior to the Effective Time;

        (f) Recoton shall not have elected to terminate due to the results of the inspections or tests performed in accordance with Section 6.2; and

        (g) The number of Dissenting Shares shall not exceed 10% of the Jensen Common Stock outstanding.


                                   ANNEX I-21

                                   ARTICLE IX
                       TERMINATION, AMENDMENT AND WAIVER

    Section  9.1   TERMINATION.   This Agreement may  be terminated  at any time
prior  to  the  Effective  Time,  whether  before  or  after  approval  by   the
stockholders of Jensen:

        (a) by mutual written consent of Acquisition Sub and Jensen; or

        (b) by either Acquisition Sub or Jensen if (i) the Merger shall not have been consummated on or before September 2, 1996 or such later date as may be designated by Recoton (but in no event later than March 31, 1997) (the "Termination Date"), (ii) the requisite vote of the stockholders of Jensen to approve this Agreement pursuant to Section 8.1(a) and the transactions contemplated hereby shall not be obtained at the Jensen Stockholders' Meeting, or any adjournments thereof, (iii) any governmental or regulatory body, the consent of which is a condition to the obligations of Acquisition Sub and Jensen to consummate the transactions contemplated hereby, shall have determined not to grant its consent and any appeals of such determination shall have been taken and have been unsuccessful or such body shall have imposed conditions or limitations on its consent that would have a material adverse effect on the prospects of the Surviving Corporation unacceptable to Recoton and any appeals from such imposition shall have been taken and have been unsuccessful, or (iv) any court of competent jurisdiction in the United States, or any state or any country in which there is a subsidiary of Jensen, shall have issued an order, judgment or decree (other than a temporary restraining order) restraining, enjoining or otherwise prohibiting the Merger and such order, judgment or decree shall have become final and nonappealable; or

        (c) by Acquisition Sub (i) if the Board of Directors of Jensen shall have withdrawn or modified in a manner adverse to Acquisition Sub its approval or recommendation of the Merger, this Agreement or the transactions contemplated hereby or shall have failed to reaffirm such approval or recommendation upon Acquisition Sub's request, or shall have resolved to do any of the foregoing, (ii) if Jensen or any of the other persons or entities described in Section 6.1(c) or 6.1(h) shall take any of the actions that would be proscribed by Section 6.1(c) or 6.1(h) but for the PROVISO therein allowing certain actions to be taken if required by fiduciary duty upon advice of counsel, (iii) if there has been (x) a material breach of any covenant or agreement herein on the part of Jensen which has not been cured or adequate assurance of cure given, in either case within five business days following receipt of notice of such breach, or (y) a representation or warranty of Jensen herein is or becomes untrue or incorrect in a material respect which representation or warranty by its nature cannot be made true and correct in all material respects prior to the Termination Date or is not made true and correct prior to the Termination Date, (iv) if (x) Jensen enters into an agreement with any corporation, partnership, person, other entity or group (as defined in Section 13(d)(3) of the Exchange Act) other than Recoton or Acquisition Sub whereby such entity or group would directly or indirectly acquire all or any substantial part of the assets or capital stock of Jensen, whether by merger, share exchange, purchase of assets, consolidation, tender offer or otherwise (other than with regard to the Original Equipment Business), (y) any third party commences a tender or exchange offer for 25% or more of Jensen's Common Stock and Jensen's Board of Directors does not recommend, or ceases to recommend, to Jensen's stockholders that they reject such offer, or (v) if any third party commences a tender or exchange offer for 25% or more of Jensen's Common Stock and shares have been tendered thereto in an amount equal to the minimum amount for which the third party conditioned such tender or exchange; or

        (d) by Jensen if there has been (x) a material breach of any covenant or agreement herein on the part of Acquisition Sub or Recoton which has not been cured or adequate assurance of cure given, in either case within five business days following receipt of notice of such breach or (y) a


                                   ANNEX I-22
    representation or warranty of Recoton or Acquisition Sub herein is or becomes untrue or incorrect in a material respect which representation or warranty by its nature cannot be made true and correct in all material respects prior to the Termination Date or is not made true and correct prior to the Termination Date; or

        (e) automatically, if the Jensen Board of Directors shall recommend a Jensen Acquisition Transaction or authorize or approve the entering into by Jensen of a Jensen Acquisition Transaction.

Notwithstanding the foregoing, if prior to the Effective Time, (i) any preliminary or permanent injunction or other order or decree by any federal or state court which prevents the consummation of the Merger shall have been issued, and remains in effect (each party agreeing to use all reasonable efforts to have any such injunction, order or decree lifted); (ii) any action shall have been taken, or any statute, rule or regulation shall have been enacted, by any state, federal or foreign government or governmental agency which would prevent the consummation of the Merger or that would have a material adverse effect on the prospects of the Surviving Corporation; or (iii) any governmental consents and approvals legally required for the consummation of the Merger and the transactions contemplated hereby, including, without limitation, approval (if required) by the DOJ, FTC and the SEC (including the satisfaction of the staff of the SEC regarding the Proxy Statement), shall not have been obtained or not be in effect at the Effective Time on terms and conditions that would not have a material adverse effect on the prospects of the Surviving Corporation, the Termination Date shall be extended at the option of any party hereto for a period of up to 120 days and thereafter if so requested by Recoton for a period of up to an additional 60 days. If, at the end of such 120-day (or, if applicable, such further 60-day period) period, the matters referred to in (i),
(ii) or (iii) shall not have been satisfied to each party's reasonable satisfaction, either party may terminate this Agreement pursuant to the applicable provisions of this Section 9.1.

    Section 9.2  FEES AND EXPENSES.

    (a) GENERAL. In the event of termination of this Agreement by either Recoton, Acquisition Sub or Jensen as provided in Section 9.1 or any breach of any party or any failure of condition giving rise to a right to terminate this Agreement, there shall be no liability on the part of either Jensen or Recoton or Acquisition Sub or their respective officers or directors except as set forth in this Section 9.2 or in Section 7.1(c). Language appearing in brackets in this
Section 9.2 is for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The agreements contained in this
Section 9.2 are an integral part of the transactions contemplated by this Agreement and constitute liquidated damages or other appropriate payments and not a penalty. If a party fails promptly pay to perform in accordance with this
Article IX, such party shall pay the costs and expenses (including legal fees and expenses) of the other party in connection with any action, including the filing of any lawsuit or other legal action, taken to enforce the terms of this Agreement. Except as otherwise set forth herein, payments under this Section shall be made within five business days of, as applicable, termination of this Agreement or the demand for reimbursement of Expenses (as that term is defined below).

    (b) JENSEN PAYMENT OF BREAK-UP FEE. Jensen shall promptly, but in no event later than five business days after the first to occur of any of the following clauses (i) through (iii) (the "Payment Date"), pay to Recoton a fee of $1,500,000, such amount to be paid on the Payment Date in cash in immediately available funds by wire transfer to an account designated by Recoton if:

        (i) the Agreement terminates pursuant to Section 9.1(e) [RECOMMENDING OF A JENSEN ACQUISITION TRANSACTION];

        (ii) either Acquisition Sub or Jensen shall become entitled to terminate, and shall terminate, this Agreement pursuant to (1) Section 9.1(b)(i) [FAILURE TO CLOSE BY THE TERMINATION DATE] because of a failure to satisfy any of the conditions set forth in Sections 8.3(a)(as to the receipt of the Officer's Certificate only), 8.3(b) or 8.3(c) [CONDITIONS REQUIRING DELIVERY


                                   ANNEX I-23

    OF OFFICER'S CERTIFICATES, LEGAL OPINION, COMFORT LETTER] provided that Jensen did not diligently seek to fulfill or cause others to fulfill these conditions; (2) Section 9.1(b)(i) [FAILURE TO CLOSE BY THE TERMINATION DATE] because of a failure to satisfy the conditions set forth in Section 8.3(e) [OE SALE] provided that this condition was not satisfied because IJI exercised a right to terminate the OE Agreement because of a willful and material breach of the OE Agreement by Jensen; or (3) Section 9.1(b)(ii) [FAILURE OF JENSEN STOCKHOLDERS TO APPROVE THE MERGER AT THE STOCKHOLDERS' MEETING] provided that contemporaneous with the Jensen Stockholders' Meeting there shall be outstanding a competing Jensen Acquisition Transaction proposed by a third party other than Recoton or Acquisition Sub; or

       (iii) Acquisition Sub shall become entitled to terminate, and shall terminate, this Agreement pursuant to (1) Section 9.1(c)(i) [JENSEN BOARD WITHDRAWS APPROVAL OR RECOMMENDATION ETC.]; (2) Section 9.1(c)(ii) [JENSEN SELLS ASSETS, ISSUES STOCK, OR SOLICITS JENSEN ACQUISITION PROPOSAL WITHOUT FIDUCIARY RIGHT TO DO SO]; (3) Section 9.1(c)(iii)(x) [MATERIAL BREACH OF COVENANT OR AGREEMENT BY JENSEN], (including, but not limited to, a failure to proceed diligently to obtain approval of the Proxy Statement by the SEC and failure to proceed diligently to seek to lift any injunction barring completion of the Merger) provided that the breach was willful; (4) Section 9.1(c)(iv)(x) [JENSEN ENTERS INTO AN ACQUISITION AGREEMENT WITH A PERSON OTHER THAN RECOTON OR ACQUISITION SUB]; (5) Section 9.1(c)(iv)(y) [COMMENCEMENT OF TENDER OFFER AND JENSEN DOES NOT RECOMMEND OR CEASES TO RECOMMEND REJECTION OF OFFER]; or (6) Section 9.1(c)(v) [SUCCESSFUL TENDER OFFER].

    (c) JENSEN PAYMENT OF RECOTON EXPENSES. Jensen shall promptly, but in no event later than five business days after demand has been made pursuant to
Section 9.2(g) after the first to occur  of any of the events enumerated in  (A)
Section 9.2(b) or in (B) any of the following clauses (i) through (v) (such date of required payment being referred to as the "Payment Date"), pay to Recoton an amount equal to Recoton's Expenses (as defined below) not to exceed $2,500,000, such amount to be paid on the Payment Date in cash in immediately available funds by wire transfer to an account designated by Recoton, (i) if either Acquisition Sub or Jensen shall become entitled to terminate, and shall terminate, this Agreement pursuant to Section 9.1(b)(i) [FAILURE TO CLOSE BY THE TERMINATION DATE] and the Stockholders Meeting has not been held by the Termination Date (as such Termination Date has been extended pursuant to the penultimate sentence of Section 9.1) unless the provisions of the last sentence of Section 9.1 are applicable; (ii) if either Acquisition Sub or Jensen shall become entitled to terminate, and shall terminate, this Agreement pursuant to
Section 9.1(b)(ii) [FAILURE OF JENSEN STOCKHOLDERS TO APPROVE AT STOCKHOLDERS' MEETING] provided that contemporaneous with the Jensen Stockholders' Meeting there shall be no outstanding competing Jensen Acquisition Transaction proposed by a third party other than Recoton or Acquisition Sub; (iii) if either
Acquisition Sub or Jensen shall become entitled to terminate, and shall terminate, this Agreement pursuant to Section 9.1(b)(i) because of a failure to satisfy any of the conditions set forth in Sections 8.3(b) or 8.3(c) [CONDITIONS REQUIRING DELIVERY OF LEGAL OPINION, COMFORT LETTER] provided that Jensen diligently sought to fulfill or cause others to fulfill these conditions; (iv) if either Acquisition Sub or Jensen shall become entitled to terminate, and shall terminate, this Agreement pursuant to Section 9.1(b)(i) because of a failure to satisfy any of the conditions set forth in Section 8.1(f) [FAILURE TO OBTAIN FAIRNESS OPINION] or Section 8.1(b) [HSR/EC FILINGS]; or (v) if either Acquisition Sub or Jensen shall become entitled to terminate, and shall terminate, this Agreement pursuant to Section 8.3(e) [OE SALE] provided that this condition was not satisfied because IJI exercised a right to terminate for failure to satisfy a condition under the OE Agreement other than the financing condition and Jensen has not otherwise willfully and materially breached the OE Agreement. If Jensen is required to make any payment to Recoton pursuant to clause (B) of the first sentence of this Section 9.2(c) and within 12 months following the date of termination of this Agreement (1) the Board of Directors of Jensen recommends or approves a Jensen Acquisition Transaction by or with a third party other than Recoton or Acquisition Sub, or enters into


                                   ANNEX I-24
or consummates an agreement with respect to any merger, sale of all of or substantially all of the assets or shares of capital stock of Jensen, or one of a series of similar transactions involving Jensen and/or its Subsidiaries having a comparable effect on Jensen taken as a whole; (2) any third party commences a tender or exchange offer for 25% or more of Jensen's Common Stock and Jensen's Board of Directors does not recommend or ceases to recommend to Jensen's stockholders that they reject such offer; or (3) a third party succeeds in acquiring by tender offer or exchange offer 25% or more of the Jensen Common Stock, then Jensen shall pay to Recoton a fee of $1,500,000 within five business days of the first of such events occurring.

    (d)   SITUATIONS NOT  REQUIRING PAYMENT.   Except as provided  by clause (i)
below of this Section 9.2(d), no payments shall be owed by Recoton, Acquisition Sub or Jensen if:

        (i) Any party shall become entitled to terminate, and shall terminate, this Agreement pursuant to the last sentence of Section 9.1 [FAILURE TO RESOLVE GOVERNMENTAL CLEARANCES OR TO LIFT INJUNCTION WITHIN 120 DAY EXTENSION PERIOD]; PROVIDED, HOWEVER, that if within 12 months following the date of termination of this Agreement pursuant to the last sentence of
    Section 9.1 (1) the Board of Directors of Jensen recommends or approves a Jensen Acquisition Transaction by or with a third party other than Recoton or Acquisition Sub, or enters into or consummates an agreement with respect to any merger, sale of all of or substantially all of the assets or shares of capital stock of Jensen, or one of a series of similar transactions involving Jensen and/or its Subsidiaries having a comparable effect on Jensen taken as a whole; (2) any third party commences a tender or exchange offer for 25% or more of Jensen's Common Stock and Jensen's Board of Directors does not recommend or ceases to recommend to Jensen's stockholders that they reject such offer; or (3) a third party succeeds in acquiring by tender offer or exchange offer 25% or more of the Jensen Common Stock, then Jensen shall pay to Recoton a fee of $1,500,000 within five business days of the first of such events occurring, plus Recoton's Expenses (such Expenses not to exceed $2,500,000) within five business days after the demand has been made pursuant to Section 9.2(g);

        (ii) Jensen or Acquisition Sub shall become entitled to terminate, and shall terminate, this Agreement pursuant to (1) Section 9.1(b)(i) [FAILURE TO CLOSE BY THE TERMINATION DATE] because of a failure to satisfy the conditions of Section 8.1(e) [GOVERNMENT ACTION]; Section 9.1(b)(iii) [GOVERNMENTAL APPROVALS] or (3) Section 9.1(b)(iv) [INJUNCTION] provided that the party terminating this Agreement shall have diligently sought to satisfy these conditions; PROVIDED, HOWEVER, that if within 12 months following the date of termination of this Agreement by Jensen due to the events noted in this clause (ii) (1) the Board of Directors of Jensen recommends or approves a Jensen Acquisition Transaction by or with a third party other than Recoton or Acquisition Sub, or enters into or consummates an agreement with respect to any merger, sale of all of or substantially all of the assets or shares of capital stock of Jensen, or one of a series of similar transactions involving Jensen and/or its Subsidiaries having a comparable effect on Jensen taken as a whole; (2) any third party commences a tender or exchange offer for 25% or more of Jensen's Common Stock and Jensen's Board of Directors does not recommend or ceases to recommend to Jensen's stockholders that they reject such offer; or (3) a third party succeeds in acquiring by tender offer or exchange offer 25% or more of the Jensen Common Stock, then Jensen shall pay to Recoton a fee of $1,500,000 within five business days of the first of such events occurring, plus Recoton's Expenses (such Expenses not to exceed $2,500,000) within five business days after the demand has been made pursuant to Section 9.2(g);

       (iii) Acquisition Sub shall become entitled to terminate, and shall terminate, this Agreement pursuant to (1) 9.1(c)(iii) [MATERIAL BREACH OF COVENANT OR AGREEMENT BY JENSEN] provided that the breach was not willful; or (2) Section 9.1(b)(i) [FAILURE TO CLOSE BY THE TERMINATION DATE] because of Section 8.3(d) [JENSEN MATERIAL ADVERSE CHANGE] or (B) Section 8.3(g) [DISSENTING SHARES]; or


                                   ANNEX I-25

       (iv) Jensen shall become entitled to terminate, and shall terminate, this Agreement pursuant to Section 9.1(d) [MATERIAL BREACH OF COVENANT OR AGREEMENT BY RECOTON] provided that the breach was not willful.

    (e) RECOTON PAYMENT OF BREAK-UP FEE. Recoton shall promptly, but in no event later than five business days after the first to occur of any of the following clauses (i) through (iv) (the "Payment Date"), pay to Jensen a fee of $1,500,000, such amount to be paid on the Payment Date in cash in immediately available funds by wire transfer to an account designated by Jensen if Jensen shall become entitled to terminate, and shall terminate, this Agreement pursuant to (i) 9.1(b)(i) [FAILURE TO CLOSE BY THE TERMINATION DATE] because of a failure to satisfy any of the conditions set forth in Sections 8.2(a) (as to the Officer's Certificate, only) and 8.2(b) [CONDITIONS REQUIRING DELIVERY OF OFFICER'S CERTIFICATES AND LEGAL OPINION] provided that Recoton did not diligently seek to fulfill or cause other to fulfill these conditions; (ii)
Section 9.1(b)(i) [FAILURE TO CLOSE BY THE TERMINATION DATE] because of a failure to satisfy any of the conditions set forth in Section 8.2(c) [DELIVERY
OF CASH TO EXCHANGE FUND]; or (iii) Section 9.1(d)(x) [MATERIAL BREACH OF COVENANT OR AGREEMENT] (including, but not limited to, a failure to proceed diligently to seek the lifting of any injunction barring completion of the Merger) provided that the breach was willful.

    (f) RECOTON'S PAYMENT OF JENSEN EXPENSES. Promptly, but in no event later than five business days after demand has been made pursuant to Section 9.2(g) after the first to occur of any of the events enumerated in paragraph (e) or if either Acquisition Sub or Jensen shall become entitled to terminate, and shall terminate, this Agreement pursuant to Section 9.1(b)(i) [FAILURE TO CLOSE BY THE TERMINATION DATE] because of a failure to satisfy any of the conditions set forth in Section 8.2(b) [CONDITIONS REQUIRING DELIVERY OF LEGAL OPINION] provided that Recoton diligently sought to fulfill or cause others to fulfill these conditions (such day of required payment being referred to as the "Payment Date"), Recoton shall pay to Jensen an amount equal to Jensen's Expenses not to exceed $2,500,000, such amount to be paid on the Payment Date in cash in immediately available funds by wire transfer to an account designated by Jensen.

    (g) DEFINITION OF EXPENSES, ETC. "Expenses" as used in this Agreement shall include all reasonable out-of-pocket expenses (including without limitation all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and all of the matters and agreements referred to herein or related hereto, the preparation, printing, filing and mailing of the Proxy Statement and any drafts of registration statements required under any prior versions of this Agreement, the solicitation of stockholder approvals, defending or prosecuting any litigation or other legal proceedings related to or arising out of the transactions contemplated herein and all other matters related to the closing of the transactions contemplated herein. Whenever a party shall be obligated to pay the other party's Expenses, such payment shall be made within five business days after the presentment of a demand for reimbursement (which may be made in one or more parts), which demands may be made up to two months after the event giving rise to the payment of costs and expenses; provided, however, that no expense payments need be made once expense payments to such party equal to $2,500,000 have been made.

    Section 9.3 AMENDMENT. This Agreement may be amended by the parties hereto, at any time before or after approval hereof by the stockholders of Jensen, but, after any such approval, no amendment shall be made which (a) changes the Per Share Cash Amount (or the Principal Stockholders Per Share Cash Amount) or (b) changes any of the other principal terms of this Agreement, in each case, without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

    Section 9.4 WAIVER. At any time prior to the Effective Time, the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto,


                                   ANNEX I-26

(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein; PROVIDED, HOWEVER, that waiver of compliance with any agreements or conditions herein shall not limit the parties' obligations to comply with all other agreements or conditions herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of the parties.

                                   ARTICLE X
                               GENERAL PROVISIONS

    Section 10.1 NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. None of the representations, warranties and agreements in this Agreement shall survive the Merger, except for the agreements contained in this
Section 10.1, Article III, and in Sections 2.3, 7.1(c), 7.4, 7.6, 7.8, 7.9,  and
Article IX. This Section 10.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time of the Merger.

    Section 10.2 BROKERS. Jensen represents and warrants that, except for its investment banking firm, Lehman Brothers, whose fee arrangement has been disclosed to Recoton prior to the date hereof, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Jensen. Acquisition Sub and Recoton represent and warrant that, except for its investment banking firm, Furman Selz LLC, whose fee arrangement has been disclosed to Jensen prior to the date hereof, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Acquisition Sub.

    Section 10.3 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a) If to Acquisition Sub or Recoton, to:

             c/o Recoton Corporation
             2950 Lake Emma Road
             Lake Mary, FL 32746
             Attn: Stuart Mont, Chief Operating Officer

        with a copy to:

             Stroock & Stroock & Lavan
             7 Hanover Square
             New York, NY 10004
             Attn: Theodore S. Lynn, Esq.

        (b) If to Jensen, to:

             International Jensen Incorporated
             25 Tri-State International Office Center
             Suite 400
             Lincolnshire, Illinois 60069
             Attn: Marc T. Tanenberg, Chief Financial Officer


                                   ANNEX I-27
        with a copy to:

             Vedder, Price, Kaufman & Kammholz
             222 North La Salle Street
             Chicago, IL 60601-1003
             Attn: John R. Obiala, Esq.

    Section 10.4  GENERAL TERMS.   The following definitions shall apply to  the
extent not otherwise defined, or used in capitalized form, in this Agreement:

        (a) The terms "agreements" and "contracts" shall include any contract, purchase or sales order, franchise, insurance policy, license, undertaking, arrangement, understanding, commitment, document, lease, sublease, deed, mortgage plan, plan, indenture, bill of sale, assignment, proxy, voting trust or other agreement or instrument.

        (b) The term "approval" shall include any consent, waiver, license, permit, certificate or authorization.

        (c) The term "breach" shall include any default, event of default or event, occurrence, condition or act which, with notice or lapse of time or both, would constitute a breach, default, or event of default or give the other party or parties a right to accelerate any obligation under the applicable agreement.

        (d) The term "governmental authority" means any agency, instrumentality, department, commission, court, tribunal or board of any government, whether foreign or domestic and whether national, federal, state, provincial or local.

        (e) The  term "law"  shall mean,  unless specifically  stated  otherwise
    herein,   means  laws,   rules,  regulations,   codes,  orders,  ordinances,
    judgments, injunctions, decrees and government policies.

        (f) The terms "liability" and "liabilities" shall include any direct or indirect indebtedness, claim, loss, damage, penalty, deficiency (including deferred income tax and other net tax deficiencies), cost, expense, obligation, duties or guarantee, whether accrued, absolute, or contingent, known or unknown, fixed or unfixed, liquidated or unliquidated, matured or unmatured or secured or unsecured.

        (g) The term "person" shall include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or other legal body thereof.

        (h) The term "subsidiary" shall include each entity controlled by Jensen.

        (i) The term "transfer" shall include any sale, pledge, gift, assignment, conveyance, lease or disposition and the term "transferred" shall include sold, pledged, gave, assigned, conveyed, leased or disposed of.

    Section 10.5 INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

    Section 10.6 MISCELLANEOUS. This Agreement (including the documents and instruments referred to herein) (a) together with the Confidentiality
Agreements, constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof; (b) is not intended to confer upon any other person any rights or remedies hereunder; (c) shall not be assigned by operation of law or otherwise; (d) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware (without giving effect to the provisions thereof relating to conflicts of


                                   ANNEX I-28

law) and service of process may be made upon any party by using the notification procedure set forth in Section 10.3; (e) all disputes that arise with respect to this Agreement shall be brought only in the Federal District Court, located in or having jurisdiction for New York County, New York or in a state court in and for New York County, New York; (f) to the fullest extent permitted by law, the parties hereby waive all rights to a trial by jury in connection with this Agreement; (g) by execution and delivery of this Agreement, each of the parties accepts for himself or itself the jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement; (h) references to Exhibits and Schedules shall be references to the exhibits of, and schedules, to this Agreement. Such Exhibits and Schedules form an integral part of this Agreement and are hereby incorporated in this Agreement. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

    Section 10.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

    Section 10.8 PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under this Agreement.

    Section 10.9 SEVERABILITY; ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. Such term or provision, however, shall be modified to the extent allowable by law so that it becomes enforceable to the greatest extent permissible, as modified, and shall be enforced as any other term or provision hereof. The parties further agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the greatest extent possible.

    Section 10.10 RIGHT TO OFFSET. Payments due under this Agreement or any other agreements or obligation between Recoton (or any affiliate thereof) and Jensen (or any affiliate thereof) may, at the election of either party, be set off against each other including by way of (but not limited to) cancellation of outstanding notes.


                                   ANNEX I-29

    IN WITNESS WHEREOF, Recoton, Acquisition Sub and Jensen have caused this Agreement to be signed by their respective officers thereunto duly authorized on the 23rd day of June, 1996 as of the date first written above.


                                          RECOTON CORPORATION
                                          By:           /s/ Stuart Mont

                                             -----------------------------------
                                                         Stuart Mont
                                             EXECUTIVE VICE PRESIDENT-OPERATIONS
                                                              &
                                                   CHIEF OPERATING OFFICER

                                          RC ACQUISITION SUB, INC.

                                          By:           /s/ Stuart Mont

                                             -----------------------------------
                                                         Stuart Mont
                                                          SECRETARY

                                          INTERNATIONAL JENSEN INCORPORATED

                                          By:        /s/ Marc T. Tanenberg

                                             -----------------------------------
                                                      Marc T. Tanenberg
                                                      VICE PRESIDENT &
                                                   CHIEF FINANCIAL OFFICER


                                   ANNEX I-30

                                                                        ANNEX II


                           THIRD AMENDED AND RESTATED
                   AGREEMENT FOR PURCHASE AND SALE OF ASSETS

    THIS THIRD AMENDED AND RESTATED AGREEMENT (this "Agreement"), dated as of the 3rd day of January, 1996, is made by and between INTERNATIONAL JENSEN INCORPORATED, a Delaware corporation (hereinafter referred to as "Seller"), FUJICONE, INC., a Delaware corporation (hereinafter referred to as "FujiCone"), and IJI ACQUISITION CORP., an Illinois corporation (hereinafter referred to as "Purchaser").

                                   ARTICLE I
                          PURCHASE AND SALE OF ASSETS

    1.1 PURCHASE AND SALE. In consideration of the purchase price and the assumption by Purchaser of the "Assumed Liabilities" as defined in Section 1.4, and subject to the terms and conditions set forth in this Agreement, Seller will sell to Purchaser and Purchaser will purchase from Seller, at the Closing Date (as hereinafter defined), all or substantially all of the assets of Seller's original equipment manufacturer's business (the "OEM Business") as a going concern, as the same are more specifically set forth in Section 1.2 hereof. For purposes of this Agreement, the OEM Business consists of the business associated with and the assets comprising (i) the loudspeaker assembly plant facility and operations in Lumberton, North Carolina, (ii) the metal and plastic parts manufacturing/home loudspeaker assembly plant facility and operations in Punxsutawney, Pennsylvania, (iii) the magnet manufacturing and general offices of the General Magnetic division in Dallas, Texas, (iv) the cone manufacturing and general offices of FujiCone in Clinton, North Carolina, (v) the OEM value-add facility in Livonia, Michigan, (vi) the Bingham Farms, Michigan sales office, and (vii) the original equipment manufacturing portion of the engineering, research and development center and distribution facility in Schiller Park, Illinois (but only to the extent such operation can be bifurcated).

    1.2 PURCHASED ASSETS. The assets to be purchased are all of Seller's assets, properties and rights (real and personal, tangible and intangible) to the extent owned or used in the conduct of the OEM Business on November 30, 1995 (the "Financial Statement Date") and all of Seller's assets, properties and rights (real and personal, tangible and intangible) acquired after said date to the extent owned by Seller or used by Seller in the conduct of the OEM Business on the Closing Date except for those assets which have since been sold, transferred or disposed of in the ordinary and regular course of business and except for the "Excluded Assets" (as defined in Section 1.6) (hereinafter collectively referred to as the "Purchased Assets"). To the extent assets owned or used by Seller are used in both the conduct of the OEM Business and other businesses of Seller ("Joint Use Property"), the parties shall endeavor to agree on an appropriate bifurcation or other allocation of such Joint Use Property; to the extent that the parties cannot agree on such bifurcation or allocation by the Closing Date, Seller shall retain such Joint Use Property subject to Purchaser's right of reasonable access and/or use. The Purchased Assets shall include, without limitation, the following (subject, however, to the provisions set forth above regarding Joint Use Property) at the Closing Date:

       1.2.1 All of Seller's right, title and interest (including leasehold interests as tenant, if any) in the lands, buildings and any and all improvements thereon pertaining to the OEM Business to the extent noted in Exhibit 1.2.1 hereto.

       1.2.2 All of Seller's machinery, equipment, patterns, tools, dies, furniture, office equipment, vehicles, fixtures, telephone numbers
    (toll-free and others) and other personal property and all of Seller's fixed assets pertaining to the OEM Business. A schedule thereof as of the Financial Statement Date is set forth on Exhibit 1.2.2.


                                   ANNEX II-1

       1.2.3 All of Seller's accounts receivable and all other receivables of any other kind pertaining to the OEM Business. A schedule thereof as of the Financial Statement Date is set forth on Exhibit 1.2.3.

       1.2.4 All of FujiCone's assets, properties and rights (real and personal, tangible and intangible) to the extent owned by FujiCone in the conduct of its business as of the Financial Statement Date and all of FujiCone's assets, properties and rights (real and personal, tangible and intangible) acquired after said date to the extent owned by FujiCone or used by FujiCone in the conduct of its business on the Closing Date except for those assets which have since been sold, transferred or disposed of in the ordinary and regular course of business and except for the "Excluded Assets" (as defined in Section 1.6), but including, without limitation, as assets to be transferred all of FujiCone's interests and rights to the FujiCone name and any common law and/or registered trade names, trademarks and service marks relating or pertaining to the FujiCone name.

       1.2.5 All of Seller's books, financial and business records, insurance policies and any claims and credits thereunder pertaining exclusively to the OEM Business. Seller shall retain ownership of all books, financial and business records, insurance policies and any claims and credits thereunder to the extent not exclusively pertaining to the OEM Business, which shall be held for the benefit of each of Seller and Purchaser as their interests may appear and as to which Seller shall give Purchaser reasonable access.

       1.2.6 All inventories and other supplies pertaining to the OEM Business on hand or at third party premises or in transit, including raw materials, work in process and finished goods, and including any rights of Seller to warranties received from suppliers. A schedule thereof as of the Financial Statement Date is set forth on Exhibit 1.2.6.

       1.2.7 All of Seller's interests and rights to the corporate name "International Jensen Incorporated" and the trade name "IJI" (for purposes of corporate identification only), patents, copyrights, tradenames, service marks, product designations, trade secrets, formulae, processes, know-how and other intellectual property to the extent pertaining exclusively to the OEM Business and set forth on Exhibit 1.2.7 ("Proprietary Rights") and all registrations, applications, assignments, amendments, research, development, updates and modifications pertaining thereto and all drawings, art work, designs, printing plates, dies, molds, samples and the like exclusively related thereto. To the extent the Proprietary Rights are currently used for both the OEM Business and other businesses of Seller, Seller shall retain ownership of such rights (other than ownership of the corporate name International Jensen Incorporated and the IJI trade name for purposes of corporate identification) subject to a perpetual nonassignable royalty-free worldwide license to Purchaser; provided, however, that Seller's trademarks shall be licensed to Purchaser as provided in Section 6.8.

       1.2.8 All of Seller's right, title and interest in franchises, licenses, permits, options and any inventions, developments and ideas to the extent pertaining to the OEM Business and to the extent assignable or sublicenseable. If such rights are not assignable or licensable, the parties shall cooperate to effect an appropriate written agreement regarding the sharing of such rights. A schedule of such rights, whether assignable or sublicenseable, as of the Financial Statement Date is set forth on Exhibit 1.2.8.

       1.2.9 All of Seller's rights and privileges arising from Seller's unshipped orders, prepaid expenses (including all insurance prepayments and rights to refunds thereof), prepayments, deposits, customer contracts, customer lists, outstanding offers, sales records, advertising materials, and all agreements for the sale, purchase or lease of goods or services, and all other contracts, agreements, assets and things of value beneficially owned as of the date of this Agreement or acquired by Seller at or before the Closing Date, whether tangible or intangible, real or personal, inchoate, partial or complete, fixed or contingent, of every kind and description and wherever situated to the extent pertaining to the OEM Business.


                                   ANNEX II-2

       1.2.10All of Seller's right, title and interest in and to the assets comprising Seller's travel agency business.

    1.3  PURCHASE PRICE.

    (a) Subject to the terms and conditions of this Agreement, the adjustments set forth herein and the transaction described in Section 1.8 hereof, if any, Purchaser agrees to pay to Seller at the Closing an aggregate purchase price of $18,405,000, as it may be modified pursuant to this Agreement (the "Purchase Price") by delivery of a certified or cashier's check or funds by wire transfer to Seller's account.

    (b) The Purchase Price shall be increased or decreased, as the case may be, on a dollar for dollar basis, to the extent that on the Closing Date the "Pro Forma Shaw Payment," calculated utilizing the most recently available Return on Investment Capital ("ROIC") balance sheet in consideration of the transaction contemplated in Section 1.8, and in a manner consistent with Exhibit 1.3 attached hereto is more or less than $18,405,000. The "Pro Forma Shaw Payment" is the amount deemed to be due by Purchaser to Seller as of the Closing Date. If the "Pro Forma Shaw Payment" exceeds $18,405,000, then Purchaser shall have until thirty (30) days after the Closing to pay that portion of the Purchase Price which exceeds $18,405,000. If the "Pro Forma Shaw Payment" is less than $18,405,000, then Purchaser shall pay such lesser amount on the Closing Date. Sixty (60) days after the Closing, the parties shall prepare an actual ROIC balance sheet as of the Closing Date which shall calculate the final actual Purchase Price ("Final Purchase Price") in consideration of the transaction contemplated in Section 1.8, if any, and in a manner consistent with Exhibit
1.3. Any payments due either party after the preparation of the actual ROIC balance sheet shall be made within thirty (30) days after the actual calculation of the amount due. If the parties disagree as to the calculation of the Final Purchase Price based upon the ROIC balance sheet as of the Closing Date, each party shall submit a calculation of the Final Purchase Price with supporting documentation to an accounting firm mutually acceptable to the parties (the "accounting firm"). The accounting firm shall determine the amount of the Final Purchase Price in accordance with the terms of this Section 1.3 and Exhibit 1.3. The determination of the Final Purchase Price by the accounting firm shall be made within ninety (90) days of submission of the calculation to it and shall be binding upon the parties. Any payments due to a party after the determination of the accounting firm shall be made within thirty (30) days after such determination. The cost of such accounting firm will be shared equally by the parties.

    The "Pro Forma Shaw Payment" and the Final Purchase Price shall be calculated in accordance with and in a manner consistent with the ROIC balance sheet set forth on Exhibit 1.3. As set forth on Exhibit 1.3, the "Pro Forma Shaw Payment" and the Final Purchase Price shall be calculated as follows: (i) ROIC Equity (as that term is defined and calculated in a manner consistent with Exhibit 1.3) for the OEM Business (plus or minus, as applicable, accrued Seller corporate accounts attributable to the operations of the OEM Business); less
(ii)  a  discount  of $8,195,000.  For  purposes of  illustration  and guidance,
Exhibit 1.3 sets forth the calculation of the "Pro Forma Shaw Payment" for the months ended 10/95, 11/95, 12/95, 1/96, 2/96, 3/96, 4/96 and 5/96. Seller
represents that the "Pro Forma Shaw Payment" for each month-end as set forth  on
Exhibit 1.3 is true and correct and based on such representation, the parties agree that the "Pro Forma Shaw Payment" shall be based on the most recent available ROIC balance sheet and the Final Purchase Price calculation shall be made on the basis of the actual ROIC balance sheet on the day of Closing in a manner consistent with Exhibit 1.3.

    (c) In the event the parties elect to sell the accounts receivable for the OEM Business as described in Section 1.8 hereof, the parties shall calculate the "Pro Forma Shaw Payment" and the "Final Purchase Price" in a manner consistent with subsection (b) above, provided that the "Pro Forma Shaw Payment" shall be reduced by the face amount of the accounts receivable sold to a third party. In addition, the "Final Purchase Price" shall be increased by any amounts paid by Seller to the purchaser of the accounts receivable subsequent to the sale of such accounts receivable, pursuant to the terms of that transaction.


                                   ANNEX II-3

    1.4 ASSUMPTION OF LIABILITIES. Provided that the transactions herein contemplated are consummated, and as a precondition of the sale of the Purchased Assets to Purchaser, Purchaser will assume and discharge, and will indemnify Seller against all liabilities (whether known or unknown, matured or unmatured, absolute or contingent, or otherwise) associated with, pertaining to, arising out of, connected with or relating to the conduct of the OEM Business or the Purchased Assets other than the Excluded Liabilities listed in Section 1.5 (the "Assumed Liabilities"), including the following:

        (a) all liabilities of Seller pertaining to the OEM Business shown in the 1995 Seller Financial Statements (as defined in Section 2.5), except for federal, state and local income taxes of Seller (including FujiCone) which shall be Excluded Liabilities;

        (b) any products liability (related to OEM Business products sold to customers other than those customers in the markets listed in Paragraph 1(a) of Exhibit 6.7 prior to the Closing), liability arising from or relating to Environmental Laws (as defined herein) or other environmental matters, liability for violations of laws (including customs laws), liability for termination of employees working exclusively or primarily for the OEM Business prior to or after the Closing (provided, however, that the outstanding balance of the severance payments to be made to Donald J. Cowie and James B. Ross at Closing shall be allocated between Seller and Purchaser in proportion to the percentage of sales of the OEM Business and the non-OEM Business for the fiscal year ended February 29, 1996 (the "Cowie/Ross Severance Payment")), or any other liabilities in each case pertaining to, associated with, arising out of, connected with or related to the conduct of the OEM Business (including acts or omissions) prior to and after the Closing Date; and

        (c) liabilities and obligations incurred by Seller in the ordinary course of the OEM Business prior to the Financial Statement Date, between the Financial Statement Date and the Closing Date and after the Closing Date under leases, contracts, purchase orders, sales commitments, and outstanding offers for purchase or sale or guarantees.

    1.5    EXCLUDED LIABILITIES.   Purchaser  shall not  be responsible  for the
following liabilities (whether known or unknown, matured or unmatured, absolute or contingent, or otherwise) (the "Excluded Liabilities"):

        (a) liabilities incurred by Seller and FujiCone in connection with this Agreement and the transactions contemplated herein as set forth in Section 12.3(a);

        (b) any liability of Seller insured against to the extent such liability is paid by an insurer and does not thereby result in an increase in Seller's premiums;

        (c) any liability or obligation of Seller with respect to any Excluded Asset;

        (d) any federal, state or local income tax liability of Seller and FujiCone;

        (e) any liability or obligation of Seller pertaining to, associated with, arising out of, connected with or related to any of Seller's employee benefit plans (other than the FujiCone benefit plans);

        (f) Seller's share of the Cowie/Ross Severance Payment;

        (g) Note Agreement by and between Seller and Connecticut Mutual Life Insurance Company; and

        (h) Credit Agreement by and between Seller and Harris Trust and Savings Bank.

    1.6  EXCLUDED ASSETS.  The term "Excluded Assets" shall mean:

        (a) cash and cash equivalents pertaining to Seller's OEM Business;

        (b) Leases for the leased facilities located in Lincolnshire, Illinois and Schiller Park, Illinois;


                                   ANNEX II-4

        (c) any right, title and interest in and to any of Seller's registered trademarks and other intellectual property not pertaining to the OEM Business; and

        (d) any other asset of Seller to the extent that it does not pertain to Seller's OEM Business.

    1.7 ALLOCATION OF THE PURCHASE PRICE. The Purchase Price shall be attributed to the Purchased Assets according to their respective fair market values as of the Closing in conformity with the applicable provisions of the Internal Revenue Code of 1986, as amended, governing transactions of this type as determined by mutual agreement of the parties on or before the Closing.

    1.8 INDEPENDENT ACCOUNTS RECEIVABLE TRANSACTION. Notwithstanding anything to the contrary contained in this Agreement, the parties shall have the right to designate a purchaser for all or any portion of Seller's accounts receivable related to the OEM Business at any time prior to the Closing, which accounts receivable sale shall take place prior to or simultaneous with the Closing Date. In the event a purchaser is designated to purchase all or any portion of Seller's accounts receivable related to the OEM Business as provided in this
Section 1.8 and such purchase is consummated upon terms and conditions acceptable to the parties, then: (i) those accounts receivable which are not purchased by Purchaser shall not be "Purchased Assets," but shall be "Excluded Assets" for all purposes of this Agreement, including, without limitation, the provisions of Section 1.4 (Assumption of Liabilities) and Section 11.2 (Indemnification by Purchaser); and (ii) the "Pro Forma Shaw Payment" and the Final Purchase Price shall be calculated in accordance with Section 1.3(c) above.

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLER

    Seller hereby represents and warrants to Purchaser, as follows:

    2.1 ORGANIZATION AND QUALIFICATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on the OEM Business as it is now being conducted. Seller is qualified to do the OEM Business and is in good standing in each jurisdiction in which the properties owned, leased or operated by it or the nature of the OEM Business makes such qualification necessary, except where the failure to be so qualified and in good standing will not, when taken together with all other such failures, have a material adverse effect on the OEM Business; (financial or other), results of operations or prospects of Seller and its subsidiaries as related to the OEM Business, taken as a whole (a "Seller Material Adverse Effect"). True and complete copies of Seller's
Certificate of Incorporation and By-Laws, as in effect on the date hereof, including all amendments thereto, have heretofore been delivered to Purchaser.

    2.2 TITLE AND RELATED MATTERS. Except as set forth in Section 2.2 of Seller's Disclosure Schedule, Seller has good and marketable title to all of the properties and assets owned or used in the conduct of the OEM Business whether reflected in the Seller Financial Statements or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business and consistent with past practices) including, without limitation, the specific assets referred to in paragraphs (a), (b) and
(c) below, free and clear of all mortgages, security interests, liens, pledges, claims, escrows, options, rights of first refusal, indentures, easements, licenses, security agreements or other agreements, arrangements, contracts, commitments, understandings, obligations, charges or encumbrances of any kind or character, except as reflected in the 1995 Seller Financial Statements. Seller owns or leases, directly or indirectly, all of such assets and properties, and is a party to all licenses and other agreements, presently used or necessary to carry on its OEM Business, and its OEM Business operations as presently conducted.

        (a) REAL PROPERTY. Seller does not currently have, and in the past has not had, any interest (as owner, tenant or otherwise) in any real property related to the OEM Business except as disclosed in Section 2.2(a) of Seller's Disclosure Statement.


                                   ANNEX II-5

        (b) PERSONAL PROPERTY. Seller has good and marketable title to all the personal property and assets, tangible or intangible, related to the OEM Business shown in the 1995 Seller Financial Statements, except to the extent sold or disposed of in transactions entered into in the ordinary course of business consistent with past practices since the Financial Statement Date. The personal property related to the OEM Business in the aggregate is in good condition and working order, and each individual item of such personal property which would cost in excess of $10,000 to replace is in good condition and working order. None of such assets are subject to any (i) contracts of sale or lease, except contracts for the sale of inventory in the ordinary and regular course of business; or (ii) security interests, encumbrances, liens or charges of any kind or character, except as set forth in Section 2.2(a) of Seller's Disclosure Statement. Except as set forth in
    Section 2.2(a) of Seller's Disclosure Statement, there are no lease restrictions with respect to the personal property leased by Seller related to the OEM Business.

        (c) INVENTORIES. In addition to subsection (b) of this Section, the inventories of Seller related to the OEM Business included in the Seller Financial Statements, to be included on interim balance sheets provided pursuant to Section 4.8 and owned by Seller on the Closing Date: (i) are valued with respect to each category of inventory at the lower of cost (on a LIFO basis) or market; and (ii) do not include any items which are below standard quality, damaged or spoiled, obsolete or of a quality or quantity not usable or saleable in the normal course of the OEM Business as currently conducted within normal inventory "turn" experience, the value of which has not been fully written down, or with respect to which adequate reserves have not been provided. Seller has the proper amount of inventories to conduct the OEM Business consistent with past practices. There has not been since the Financial Statement Date any provision for markdowns or shrinkage with respect to inventories of the OEM Business other than in the ordinary and regular course of business consistent with past activities or as otherwise consented to by Purchaser.

        (d) NO DISPOSITION OF ASSETS. There has not been since the Financial Statement Date any sale, lease or any other disposition or distribution by Seller of any of the assets or properties of the OEM Business and any other assets of the OEM Business now or hereafter owned by Seller, except transactions in the ordinary and regular course of business consistent with past practices or as otherwise consented to by Purchaser.

    2.3   SUBSIDIARIES.   FujiCone  is  a corporation  duly  organized,  validly
existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. FujiCone is qualified to do business, and is in good standing, in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing will not, when taken together with all such other failures, have a Seller Material Adverse Effect. Except as set forth in Section 2.3 of Seller's Disclosure Schedule or in Seller's Annual Report on Form 10-K for the year ended February 28, 1995 or the exhibits and schedules thereto (the "Seller 10-K") and, together with any reports filed by Seller with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the Seller 10-K and prior to the date of this Agreement (the "Seller 1995 Reports"), Seller owns directly or indirectly all of the issued and outstanding shares of the capital stock of FujiCone. Except as set forth in Section 2.3 of Seller's Disclosure Schedule or in the Seller 1995 Reports, there are no outstanding Subscriptions, options, warrants, rights, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions or arrangements relating to the issuance, sale, voting, transfer, ownership or other rights affecting any shares of capital stock of any subsidiary of Seller, including any right of conversion or exchange under any outstanding security, instrument or agreement. Section 2.3 of Seller's Disclosure Schedule sets forth a list of all material corporations, partnerships, joint ventures and other business entities in which Seller or any of its subsidiaries directly or indirectly owns an interest which


                                   ANNEX II-6
are involved in the OEM Business, and such subsidiaries' direct and indirect share, partnership or other ownership interest of each such entity. FujiCone is the only subsidiary of Seller which, directly or indirectly, conducts or is involved in the OEM Business.

    2.4  AUTHORITY; NON-CONTRAVENTION; APPROVALS.

    (a) Seller has full corporate power and authority to enter into this Agreement and, subject to Seller Stockholders' Approval (as defined in Section 2.21) and the Seller Required Approvals (as defined in Section 2.4(c)), to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation by Seller of the transactions contemplated hereby have been duly authorized by Seller's Board of Directors, and no other corporate proceedings on the part of Seller are necessary to authorize the execution and delivery of this Agreement and the consummation by Seller of the transactions contemplated hereby, except for the Seller Stockholders' Approval and the obtaining of the Seller Required Approvals. This Agreement has been duly and validly executed and delivered by Seller and constitutes a valid and legally binding agreement of Seller enforceable against it in accordance with its terms.

    (b) Except as set forth in Section 2.4(b) of Seller's Disclosure Schedule, the execution and delivery of this Agreement by Seller does not, and the consummation by Seller of the transactions contemplated hereby will not, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice of lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Seller or any of its subsidiaries under any of the terms, conditions or provisions of (i) the respective charters or By-Laws of Seller or any of its subsidiaries, (ii) subject to obtaining the Seller Required Approvals and the receipt of the Seller Stockholders' Approval, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to Seller or any of its subsidiaries or any of their respective properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which Seller or any of its subsidiaries is now a party or by which Seller or any of its subsidiaries or any of their respective properties or assets may be bound or affected, excluding from the foregoing clauses (ii) and (iii) such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens, security interests, charges or encumbrances that would not, in the aggregate, have a Seller Material Adverse Effect.

    (c) Except for the filing of the Proxy Statement (as hereinafter defined) with the SEC pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") (the "Seller Required Approval"), no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by Seller or the consummation by Seller of the transactions contemplated hereby.

    2.5 REPORTS AND FINANCIAL STATEMENTS. Since February 28, 1995, Seller and each of its subsidiaries required to make filings under the Securities Act, the Exchange Act and applicable state laws and regulations, as the case may be, have filed all forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed by them under each of the Securities Act, the Exchange Act, applicable laws and regulations of Seller's and its subsidiaries' jurisdictions of incorporation and the respective rules and regulations thereunder, all of which complied in all material respects with all applicable requirements of the appropriate act and the rules and regulations thereunder. Seller has previously delivered to Purchaser true and complete copies of its (a) Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Immediate Reports on Form 8-K filed by Seller or any of its subsidiaries with the SEC from February 28, 1992, until the date hereof, (b) proxy and information statements relating to all meetings of its stockholders (whether annual or special) and actions by written consent in lieu of a stockholders' meeting from February 28, 1992 until the date hereof, (c) all
other   reports  or  registration  statements  filed  by  Seller  with  the  SEC


                                   ANNEX II-7
from February 28, 1992 until the date hereof (collectively, the "Seller SEC Reports"), and (d) the audited consolidated financial statements of Seller for the fiscal year ended February 28, 1995 and its unaudited consolidated financial statements for the nine months ended November 30, 1995 (the "Nine Month Seller Financial Statements") (collectively the "1995 Seller Financial Statements"). As of their respective dates, the Seller SEC Reports and the 1995 Seller Financial Statements did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements of Seller included in the Seller SEC Reports and the 1995 Seller Financial Statements (collectively, the "Seller Financial Statements") fairly represent the financial position of Seller and its subsidiaries related to the OEM Business as of the dates thereof and the results of their operations and cash flows for the periods then ended in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto, subject in the case of the unaudited interim financial statements, to the normal year-end and audit adjustments and any other adjustments described therein.

    2.6 ABSENCE OF UNDISCLOSED LIABILITIES. Except as set forth in Section 2.6 of Seller's Disclosure Schedule or in the Seller 1995 Reports, neither Seller nor any of its subsidiaries had at February 28, 1995, or has incurred since that date, any liabilities or obligations related to the OEM Business (whether absolute, accrued, contingent or otherwise) of any nature, except liabilities, obligations or contingencies (a) which are accrued or reserved against in the 1995 Seller Financial Statements or reflected in the notes thereto or (b) which were incurred after February 28, 1995, and were incurred in the ordinary course of business and consistent with past practices and, in either case, except for any such liabilities, obligations or contingencies which (i) would not, in the aggregate have a Seller Material Adverse Effect or (ii) have been discharged or paid in full prior to the date hereof.

    2.7   ABSENCE OF CERTAIN CHANGES OR EVENTS.   Except as set forth in Section
2.7 of Seller's Disclosure Schedule or in the Seller 1995 Reports, since February 28, 1995 there has not been any material adverse change in the OEM Business (including, without limitation, any actual or threatened loss of significant customers or any cancellation or threatened cancellation of any orders with an aggregate value of $500,000 or more), operations, properties, assets, liabilities, condition (financial or other), results of operations or prospects of Seller and its subsidiaries, taken as a whole, and Seller and its subsidiaries have in all material respects conducted the OEM Business in the ordinary course consistent with past practice.

    2.8 LITIGATION. Except as disclosed in the Seller 1995 Reports, the 1995 Seller Financial Statements, or Section 2.8 of Seller's Disclosure Schedule, (a) there are no claims, suits, actions or proceedings pending or, to the knowledge of Seller, threatened, nor to the knowledge of Seller are there any investigations or reviews pending or threatened, against, relating to or affecting Seller or any of its subsidiaries related to the OEM Business, which, if adversely determined, would have a Seller Material Adverse Effect; (b) there have not been any developments since the date of the Seller 10-K with respect to such claims, suits, actions, proceedings, investigations or reviews which, individually or in the aggregate, may have a Seller Material Adverse Effect; and
(c) except as contemplated by the Seller Required Approvals, neither Seller nor any of its subsidiaries is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator which prohibits or restricts the consummation of the transactions contemplated hereby or may have a Seller Material Adverse Effect.

    2.9 PROXY STATEMENT. The proxy statement to be distributed in connection with the Seller stockholders' meeting (the "Proxy Statement") will not at the time of the mailing of the Proxy Statement and any amendment or supplement thereto, and at the time of the Seller stockholders' meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier filing with the SEC of such Proxy Statement or any amendment or supplement thereto or any earlier


                                   ANNEX II-8
communication to stockholders of Seller with respect to the transactions contemplated by this Agreement. The Proxy Statement will comply as to form in all material respects with all applicable laws, including the provisions of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, no representation is made by Seller with respect to information supplied by Purchaser specifically for inclusion in the Proxy Statement.

    2.10 NO VIOLATION OF LAW. Except as set forth in Section 2.10 of Seller's Disclosure Schedule, neither Seller nor any of its subsidiaries is in violation of, or, to the knowledge of Seller, is under investigation with respect to or has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance, or judgment of any governmental or regulatory body or authority, except for violations which in the aggregate, do not have a Seller Material Adverse Effect. Seller and its subsidiaries have all material permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct the OEM Business as presently conducted.

    2.11 COMPLIANCE WITH AGREEMENTS. Except as disclosed in the Seller 1995 Reports, the Seller 1995 Financial Statements or Section 2.11 of Seller's Disclosure Schedule, Seller and FujiCone are not in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under, (i) the respective charters or by-laws of Seller or FujiCone or (ii) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which Seller or any of its subsidiaries is a party or by which any of them is bound or to which any of their property is subject, which breaches, violations and defaults, in the case of clause (ii) of this Section 2.11 would have, in the aggregate, a Seller Material Adverse Effect.

    2.12  TAXES.

    (a) Seller and its subsidiaries have duly filed with the appropriate federal, state, local, and foreign taxing authorities all tax returns required to be filed by them on or prior to the Closing Date as related to the OEM Business and the Purchased Assets and such tax returns are true and complete in all material respects, and duly paid in full or made adequate provision for the payment of all taxes for all periods ending at or prior to the Closing Date. The liabilities and reserves for taxes as related to the OEM Business and the Purchased Assets reflected in the Seller balance sheets as of February 28, 1995, contained in the Seller 10-K, are adequate to cover all taxes for any period ending on or prior to February 28, 1995 and as of October 31, 1995, are adequate to cover all taxes for any period ending on or prior to October 31, 1995. Except as set forth in Section 2.12 of Seller's Disclosure Schedule, (i) there are no material liens for taxes upon any property or asset of Seller or any subsidiary thereof as related to the OEM Business and the Purchased Assets, except for liens for taxes not yet due and any such liens for taxes shown on such Section
2.12 of Seller's Disclosure Statement are being contested in good faith through appropriate proceedings; (ii) Seller has not made any change in accounting method, received a ruling from any taxing authority or signed an agreement with any taxing authority which will materially and adversely affect the OEM Business in future periods; (iii) during the past 10 years neither Seller nor any of its subsidiaries has received any notice of deficiency, proposed deficiency or assessment from any governmental taxing authority with respect to taxes of Seller or any of its subsidiaries related to Seller's OEM Business and, any such deficiency or assessment shown on such Section 2.12 of Seller's Disclosure Schedule has been paid or is being contested in good faith through appropriate proceedings; (iv) the federal income tax returns for Seller and its subsidiaries are not currently the subject of any audit by the Internal Revenue Service (the "IRS"), and such federal income tax returns have been examined by the IRS (or the applicable statutes of limitation for the assessment of federal taxes for such periods have expired) for all periods through and including February 28, 1990, and no material deficiencies were asserted as a result of such examinations which were related to the OEM business which have not been resolved and fully paid and similar adjustments cannot reasonably be expected to be made for subsequent periods; (v) there are no outstanding requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any taxes or deficiencies against Seller or any of its subsidiaries, and no power of


                                   ANNEX II-9
attorney granted by either Seller or any of its subsidiaries with respect to any taxes is currently in force; and (vi) neither Seller nor any of its subsidiaries is a party to any agreement providing for the allocation or sharing of taxes which are related to or in any way connected to the OEM Business. Neither Seller nor any of its subsidiaries has, with regard to any assets or property held related to the OEM Business, acquired or to be acquired by any of them, which assets or properties are related to the OEM Business, filed a consent, to the application of Section 341(f) of the Code. Seller and its subsidiaries, in accordance with Section 482 of the Code, properly conducted intercompany pricing studies related to the OEM Business for the tax year ended February 28, 1995, and is conducting such study in a timely manner with respect to the tax year ending February 28, 1996.

    (b) The term "tax" shall include any tax, assessment, levy, impost, duty, or withholding of any nature now or hereafter imposed by a governmental authority and any interest, additional tax, deficiency, penalty, charge or other addition thereon, including without limitation any income, gross receipts, profits, franchise, sales, use, property (real and personal), transfer, payroll, unemployment, social security, occupancy and excise tax and customs duty. The term "return" shall include any return, declaration, report, estimate, information return and statement required to be filed with or supplied to any taxing authority in connection with any taxes.

    2.13  CUSTOMS.  Except as set forth in the Seller 1995 Reports or in Section
2.13 of Seller's Disclosure Schedule, Seller and its subsidiaries have at all times been in compliance with all requirements administered and enforced by the U.S. Customs Service related to the OEM Business, including, but not limited to the classification, valuation, and marking of articles imported into the United States in a way so as not to give rise to a Seller Material Adverse Effect.

    2.14  EMPLOYEE BENEFIT PLANS; ERISA.

    (a) Section 2.14 of Seller's Disclosure Schedule lists all material employee benefit plans, employment contracts or other arrangements for the provision of benefits for employees or former employees of Seller and its subsidiaries related to the OEM Business, and, except as set forth in Section 2.14(a) of Seller's Disclosure Schedule, neither Seller nor its subsidiaries have any commitment to create any additional plan, contract or arrangement related to the OEM Business or to amend any such plan, contract or arrangement related to the OEM Business so as to increase benefits thereunder, except as required under existing collective bargaining agreements. Section 2.14(a) of Seller's Disclosure Schedule identifies all "employee benefit plans" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), other than "multiemployer plans" within the meaning of
Section 3(37) of ERISA, covering current or former employees of Seller and its subsidiaries (the "Seller Plans"), other than Seller Plans which are described in Seller 1995 Reports or the Proxy Statement for the 1995 Annual Meeting of Stockholders of Seller. A true and correct copy of each of the employee benefit plans, employment contracts and other arrangements for the provision of benefits for employees and former employees of Seller and its subsidiaries related to the OEM Business described in the Seller SEC Reports, the Seller Plans listed on
Section 2.14(a) of Seller's Disclosure Schedule, except for any multiemployer plans, and all contracts relating thereto, or to the funding thereof including, without limitation, all trust agreements, insurance contracts, investment management agreements, subscription and participation agreements and recordkeeping agreements), each as will be in effect on the Closing Date, has been provided to Purchaser. In the case of any employee benefit plan, employment contract or other benefit arrangement related to the OEM Business which is not in written form, an accurate description of such plan, contract or arrangement as will be in effect on the Closing Date, has been provided to Purchaser. A true and correct copy of the most recent annual report, actuarial report, summary plan description, and Internal Revenue Service determination letter with respect to each such Seller plan, to the extent applicable, and a current schedule of assets (and the fair market value thereof assuming liquidation of any asset which is not readily tradeable) held with respect to any funded plan, Seller Plan, or benefit arrangement has been provided to Purchaser by Seller, and there have been no material changes in the financial condition in the respective plans, Seller Plans or benefit arrangements from that stated in such annual report and actuarial reports.


                                  ANNEX II-10

    (b) Except  as disclosed  in the  Seller 1995  Reports or  as set  forth  in
Section 2.14(b) of Seller's Disclosure Schedule, (i) there have been no prohibited transactions within the meaning of Section 406 of ERISA or Section 4975 of the Code with respect to any of the Seller Plans which, assuming that the taxable period of such transaction expired as of the date hereof, could subject Seller or its subsidiaries to a material tax or penalty under Section 502(i) of ERISA or Section 4975 of the Code; (ii) no liability (except for premiums due) has been or is expected to be incurred by Seller or any of its subsidiaries under Title IV of ERISA with respect to any of the Seller Plans or with respect to any ongoing, frozen or terminated "single employer plan" within the meaning of Section 4001(a)(15) of ERISA currently or formerly maintained by any of them, or by any entity which is considered a single employer with Seller under Section 4001 of ERISA or Section 414 of the Code (a "Seller ERISA Affiliate"); (iii) all amounts which Seller or its subsidiaries are required to pay as contributions to the Seller Plans have been timely made or have been reflected in the Seller Financial Statements; (iv) none of the Seller Plans has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived; (v) the current value of all "benefit liabilities" within the meaning of Section 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions used in the Plan's most recent actuarial valuation) under each of the Seller Plans which is subject to Title IV of ERISA did not exceed the then current value of the assets of such plan allocable to such benefit liabilities by more than the amount disclosed in the Seller 10-K as of February 28, 1995; (vi) each of the Seller Plans has been operated and administered in all material respects in accordance with applicable laws, including, but not limited to, the reporting and disclosure requirements of Part 1 of Subtitle I of ERISA and the group health plan continuation requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA; (vii) each of the Seller Plans which is intended to be "qualified" within the meaning of Section 401(a) of the Code has been determined by the IRS to be so qualified and Seller is not aware of any circumstances likely to result in revocation of any such determination; (viii) there are no material pending, threatened or anticipated claims involving any of the Seller Plans other than claims for benefits in the ordinary course; (ix) no notice of a "reportable event" within the meaning of Section 4043 of ERISA for which the 30-day reporting requirement has not been waived has been required to be filed for any of the Seller Plans; (x) neither Seller nor any of its subsidiaries is a party to, or participates or has any liability or contingent liability with respect to, any multiemployer plan (regardless of whether based on contributions of a Jensen ERISA affiliate); and (xi) neither Seller nor its subsidiaries has any liability or contingent liability for retiree life and health benefits under any of the Seller Plans other than statutory liability for providing group health plan continuation coverage under Part 6 of Subtitle B of Title I of ERISA and
Section 4980B of the Code, except as set forth on Section 2.14(b) of Seller's Disclosure Schedule; and each of (i) through (xii) being qualified to the extent such matters relate to or are a party of the OEM Business.

    (c) Except as set forth in Section 2.14(c) of Seller's Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will accelerate benefits or any payments under any Seller employee agreement, plan or arrangement related to the OEM Business.

    2.15 MATERIAL DEFAULTS. Except as set forth on Section 2.15 of Seller's Disclosure Schedule, neither Seller nor its subsidiaries is, or has received any notice or has any knowledge that any other party is, in default in any respect under any contract, agreement, commitment, arrangement, lease, insurance policy, or other instrument to which Seller or any of its subsidiaries is a party which is related to the OEM Business or by which Seller or any of its subsidiaries or the assets, business, or operations receives benefits, except for those defaults which would not have, individually or in the aggregate, a Seller Material Adverse Effect, and there has not occurred any event that with the lapse of time or the giving of notice or both could constitute such a default.

    2.16 LABOR MATTERS. Except as set forth on Section 2.16 of Seller's Disclosure Schedule, there are no material controversies pending or, to the knowledge of Seller, threatened between Seller or its subsidiaries and any representatives of its employees, and, to the knowledge of Seller, there are no material organizational efforts presently being made involving any of the presently unorganized


                                  ANNEX II-11
employees of Seller or its subsidiaries related to the OEM Business. With regard to the OEM Business, Seller and its subsidiaries have complied in all material respects with all laws relating to the employment of labor, including, without limitation, any provisions thereof relating to wages, hours, collective bargaining, and the payment of social security and similar taxes, and no person has, to the knowledge of Seller, asserted that Seller or its subsidiaries are liable in any material amount for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

    2.17  ENVIRONMENTAL MATTERS.

    (a) Except as set forth in the Seller 1995 Reports or in Section 2.17 to Seller's Disclosure Schedule, Seller and its subsidiaries have complied in all respects with all Environmental Laws (as defined below in this Section) in connection with the OEM Business or the Purchased Assets. Seller has obtained and will maintain through the Closing Date all permits, licenses, certificates and other authorizations which are required with respect to the OEM Business under any Environmental Laws and all such permits, licenses, certificates and other authorizations are listed on Section 2.17 to Seller's Disclosure Schedule.

    (b) Except as set forth in the Seller 1995 Reports or in Section 2.17 to Seller's Disclosure Schedule, Seller and its subsidiaries are in compliance in all respects with all permits, licenses and authorizations required by any Environmental Laws for the OEM Business, and are also in full compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Environmental Laws or contained in any regulation or code promulgated or approved under the Environmental Laws, or any plan, order, decree, judgment, injunction, notice or demand letter issued to or entered against Seller thereunder and related to the OEM Business. All products manufactured and services provided by Seller or its subsidiaries related to the OEM Business prior to the date hereof are in compliance with all Environmental Laws applicable thereto. Seller has hereto delivered to Purchaser true and complete copies of all environmental studies made in the last ten years relating to the OEM Business and the Purchased Assets.

    (c) Except as set forth in the Seller 1995 Reports or Section 2.17 to Seller's Disclosure Schedule, there is no pending or, to Seller's knowledge, threatened civil, criminal or administrative Action, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter that affects or applies to the OEM Business or the Purchased Assets, the products the OEM Business has manufactured or the services it has provided relating in any way to any Environmental Laws or any regulation or code promulgated or approved under the Environmental Laws, or any plan, order, decree, judgment, injunction, notice or demand letter issued to or entered against Seller or its subsidiaries related to the OEM Business.

    (d) Except as set forth in the Seller 1995 Reports or in Section 2.17 to Seller's Disclosure Schedule, there are no past or present (or, to the knowledge of Seller, anticipated) events, conditions, circumstances, activities, practices, incidents, Actions or plans which may interfere with or prevent compliance or continued compliance by Seller with any Environmental Laws or with any regulation or code promulgated or approved under any Environmental Law, or any plan, order, decree, judgment, injunction, notice or demand letter issued to or entered against Seller or its subsidiaries thereunder, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, notice of violation, study or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, by Seller or its subsidiaries of any pollutant, contaminant, chemical, industrial, toxic or hazardous substance or waste; all as related to the OEM Business.

    (e) Except as set forth in Section 4.17 to the Jensen Disclosure Schedule and except in accordance with a valid governmental permit, license, certificate or approval listed in Section 2.17 to Seller's Disclosure Schedule, there has been no emission, spill, release or discharge by Seller or its subsidiaries, from any of its assets, from any site at which any of such assets are or were located or at


                                  ANNEX II-12
any other location or disposal site, into or upon (i) the air, (ii) soils or improvements, (iii) surface water or ground water, or (iv) the sewer, septic system or waste treatment, storage or disposal system servicing such asset is any toxic or hazardous substances or wastes used, stored, generated, treated or disposed at or from any of such assets (any of which events is hereinafter referred to as "Hazardous Discharge"), all as related to the OEM Business.

    (f) Prior to the Closing Date, there shall not occur any Hazardous Discharge which occurs or is related to the OEM Business (except in accordance with a valid governmental permit, license, certificate or approval listed in Section
2.17 to Seller's Disclosure Schedule).

    (g) The term "Environmental Laws" means all federal, state, local and foreign environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated under the Environmental Laws, including, without limitation, laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment, (including, without limitation, air, surface water, ground, water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, solid, toxic or hazardous substances or wastes. As used in this Agreement, the term "hazardous substances or wastes" includes, without limitation, (i) all substances which are designated pursuant to Section 311(b)(2)(A) of the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C.
Section 1251 ET SEQ.; (ii) any element, compound, mixture, solution, or substance which is designated pursuant to Section 102 of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C.
Section 9601 ET SEQ.; (iii) any hazardous waste having the characteristics which are identified under or listed pursuant to Section 3001 of the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Section 6901 ET SEQ.; (iv) any toxic pollutant listed under Section 307(a) of the FWPCA; (v) any hazardous air pollutant which is listed under Section 112 of the Clean Air Act, 42 U.S.C.
Section 7401 ET SEQ.; (vi) any imminently hazardous chemical substance or mixture with respect to which action has been taken pursuant to Section 7 of the Toxic Substances Control Act, 15 U.S.C. Section 2601 ET SEQ.; and (vii) waste oil.

    (h) Notwithstanding anything in the foregoing to the contrary, the representations and warranties contained in this Section 4.17 shall be deemed to be true and correct unless the aggregate exposure to Purchaser of undisclosed and disclosed liabilities which have either arisen or which may arise under Environmental Laws exceeds in the aggregate $1 million.

    2.18 CERTAIN BUSINESS PRACTICES. As of the date of this Agreement, except for such action which would not have a Seller Material Adverse Effect, neither Seller nor any of its subsidiaries, nor any directors, officers, agents, or employees of Seller or any of its subsidiaries has (i) used any funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activities, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iii) made any unlawful payment.

    2.19  [INTENTIONALLY OMITTED.]

    2.20 TRADEMARKS, ETC. Section 2.20 of Seller's Disclosure Schedule sets forth a true and complete list of all patents, trademarks (registered or unregistered), trade names, service marks, and registered copyrights and applications therefor owned, used, or filed by or licensed to Seller and its subsidiaries ("Intellectual Property Rights") and, with respect to registered trademarks, contains a list of all jurisdictions in which such trademarks are registered or applied for and all registration and application numbers. Except as set forth in Section 2.20 of Seller's Disclosure Schedule, the Intellectual Property Rights which are trademark or copyright registrations and issued patents are valid and in good standing and, along with applications therefor, are not involved in any interferences, oppositions, or cancellation proceedings, and are owned by Seller, free and clear of all liens, encumbrances, equities, or claims. Seller or its subsidiaries owns or has the right to use, without payment to any other party, the patents, trademarks, trade names, service marks, copyrights, and applications therefor


                                  ANNEX II-13
referred to in such Schedule or otherwise used by Seller or its subsidiaries, and the consummation of the transactions contemplated hereby will not alter or impair such rights in any material respect. Except as set forth in Section 2.20 to Seller's Disclosure Schedule, Seller is not a licensor or licensee in respect of any Intellectual Property Rights, nor has it granted any rights thereto or interest therein to any person or entity. Except as set forth in Section 2.20 to Seller's Disclosure Schedule, no claims are pending or threatened by any person with respect to the ownership, validity, enforceability, or use of any such
Intellectual Property Rights challenging or questioning the validity or effectiveness of any of the foregoing which claims reasonably could be expected to have a Seller Material Adverse Effect. Seller shall make all required filings to ensure the continued validity and enforceability of its Intellectual Property Rights up to the Closing Date.

    2.21 SELLER STOCKHOLDERS' APPROVAL. Seller will take all necessary action so that stockholder approval of this Agreement and the transactions contemplated hereby (the "Seller Stockholders' Approval"), will require only the affirmative vote of the holders of (i) a majority of the outstanding shares of Seller Common Stock, and (ii) a majority of the outstanding shares of Seller Common Stock which are voted at the Seller stockholders' meeting other than shares held of record or beneficially by Robert G. Shaw.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

    Purchaser hereby represents and warrants to Seller, as follows:

    3.1    CORPORATE  ORGANIZATION.  ETC.    Purchaser  is  a  corporation  duly
organized, validly existing and in good standing under the laws of the State of Illinois and will be qualified to do business in Illinois on the Closing Date.

    3.2    CAPITALIZATION.   As of  the  date of  this Agreement,  Purchaser has
authorized capital stock consisting of 1,000 shares of common stock, no par value per share.

    3.3 AUTHORIZATION, ETC. Purchaser has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. The Board of Directors of Purchaser has duly authorized the execution and delivery of this Agreement and the transactions contemplated hereby, and no other corporate proceedings on its part are necessary to authorize this Agreement and the transactions contemplated hereby.

    3.4 NO VIOLATION. Purchaser is not subject to or obligated under any certificate of incorporation, bylaw, Law, or any agreement or instrument, or any license, franchise or permit which would be breached or violated by its execution, delivery or performance of this Agreement. Purchaser will comply with all Laws in connection with its execution, delivery and performance of this Agreement and the transactions contemplated hereby.

    3.5 GOVERNMENTAL AUTHORITIES. Purchaser is not required to submit any notice, report or other filing with and no consent, approval or authorization is required by any governmental or regulatory authority in connection with Purchaser's execution or delivery of this Agreement or the consummation of the transactions contemplated hereby.

                                   ARTICLE IV
                              COVENANTS OF SELLER

    Except as otherwise consented to or approved by Purchaser in writing, Seller covenants and agrees as follows:

    4.1 REGULAR COURSE OF BUSINESS. Seller will operate the OEM Business in the ordinary course, diligently and in good faith, consistent with past management practices; will maintain all of the OEM Business properties in customary repair, order and condition, reasonable wear and tear excepted; will


                                  ANNEX II-14
maintain (except for expiration due to lapse of time) all leases and contracts described herein and related to the OEM Business in effect without change except as expressly provided herein; will comply with the provisions of all Laws applicable to the conduct of the OEM Business; will not engage in any significant or unusual transaction related to the OEM Business; will not cancel, release, waive or compromise any debt, claim or right in its favor having a value in excess of $5,000 other than in connection with returns for credit or replacement in the ordinary course of the OEM Business; will not convert its assets into cash except in the ordinary course of business consistent with prior practices; and will maintain insurance coverage up to the Closing Date in amounts adequate to protect and insure Seller against perils which good business practice demands be insured against or which are normally insured against by other industry members similarly situated.

    4.2 AMENDMENTS. Except as required for the transactions contemplated in this Agreement and in that certain Third Amended and Restated Agreement and Plan of Merger dated as of this date by and among Recoton Corporation, RC Acquisition Sub, Inc. and Seller (the "Merger Agreement"), no change or amendment shall be made in or to FujiCone's articles or certificate of incorporation or bylaws. Seller will not merge FujiCone into or consolidate FujiCone with any other corporation or person, or change the character of FujiCone's business.

    4.3   CAPITAL  CHANGES.   Seller  will  not  issue or  sell  any  shares  of
FujiCone's capital stock of any class or issue or sell any securities convertible into, or options, warrants to purchase or rights to subscribe to, any shares of FujiCone's capital stock of any class.

    4.4 BONUSES. Except as set forth in Exhibit 4.4, Seller will not pay, set aside, accrue, agree to or become liable in any manner for any bonus, of any nature or type, to any employee or officer of the OEM Business.

    4.5 CAPITAL AND OTHER EXPENDITURES. Seller will not make any capital expenditures related to the OEM Business, or commitments with respect thereto, in excess of $10,000, except as set forth in Exhibit 4.5. Except as set forth on
Exhibit 4.5, Seller will not pay any debt or obligation of the OEM Business (except for prepaying trade accounts payable in the normal course of business to take advantage of cash discounts) or make any other payments or distributions.

    4.6 BORROWING. Except as disclosed on Exhibit 4.6, Seller will not incur, assume or guarantee any indebtedness or capital leases in connection with the OEM Business. Seller will not create or permit to become effective any mortgage, pledge, lien, encumbrance or charge of any kind upon the Purchased Assets other than in the ordinary course of business.

    4.7 OTHER COMMITMENTS. Except in the ordinary course of business consistent with past practices, Seller will not enter into any material transaction related to the OEM Business, make any material commitment related to the OEM Business or incur any material obligation related to the OEM Business.

    4.8  FULL ACCESS AND DISCLOSURE.

    (a) Seller shall afford to Purchaser and its lenders and their respective counsel, accountants and other authorized representatives access during business hours to Seller's plants, properties, books and records related to the OEM Business in order that Purchaser and its lenders may have full opportunity to make such reasonable investigations as they shall desire to make of the affairs of Seller, and Seller will cause its officers and employees to furnish such additional financial and operating data and other information related to the OEM Business as Purchaser and its lenders shall from time to time reasonably request.

    (b) From time to time prior to the Closing Date, Seller will promptly supplement or amend in writing information previously delivered to Purchaser with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or disclosed.


                                  ANNEX II-15

    4.9   CONSENTS.   Seller  will use  all necessary  means at  its disposal to obtain on or prior to the Closing Date all consents necessary to the consummation of the transactions contemplated hereby.

    4.10 BREACH OF AGREEMENT. Seller will not take any action which, if taken prior to the Closing Date, would constitute a breach of this Agreement.

    4.11   FURTHER  ASSURANCES.    Seller  and  Seller's  counsel  will  furnish
Purchaser with such other and further documents, certificates, opinions, consents and information as Purchaser shall reasonably request to enable Purchaser to borrow funds from a bank or other lending entity or individual(s) to acquire the Purchased Assets and to evidence compliance with the terms and conditions of any credit agreement in existence or to be entered into between Purchaser and a bank and/or other lending entities or individuals.

    4.12 FULFILLMENT OF CONDITIONS. Seller will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of Purchaser contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

    4.13 TITLE AND SURVEY. Seller shall furnish to Purchaser as soon as possible but in no event later than May 6, 1996, commitments from a title company or companies designated by Purchaser and reasonably satisfactory to Seller (the "Title Company"), to issue to Purchaser at Closing ALTA Form B Extended Coverage Owner's Title Policies reasonably acceptable to Purchaser in the amount of the appraised value of the real property to be conveyed by Seller to Purchaser pursuant hereto (the "Subject Real Property") naming the Purchaser as proposed insured. Seller shall procure all utility letters necessary for the Title Company to issue its extended coverage endorsement. Seller shall also cause to be delivered to Purchaser copies of all recorded documents listed in Schedule B of the title commitment. Seller shall cause the Title Company to issue an endorsement deleting all Schedule B general exceptions, a 3.1 zoning endorsement and any other endorsements desired or requested by Purchaser or Purchaser's lenders. Seller shall also furnish to Purchaser ALTA/ACSM surveys, prepared by a surveyor designated by Purchaser and dated subsequent to the date of this Agreement, certified in favor of the Purchaser, Purchaser's lenders and the Title Company depicting each parcel comprising the Subject Real Property, manholes, structures and utility lines in, over, under or upon each parcel comprising the Subject Real Property, the locations of all easements upon each parcel comprising the Subject Real Property or appurtenant thereto (identified by the recorder's document number) and showing that there are no encroachments from or upon adjoining property or upon any easements located on each parcel comprising the Subject Real Property, and containing such certifications as may be required by the Title Company to issue its extended coverage endorsements.

                                   ARTICLE V
                             COVENANTS OF PURCHASER

    Purchaser hereby covenants and agrees with Seller that:

    5.1 CONFIDENTIALITY. Purchaser will hold in strict confidence and not disclose to any other party (other than its counsel and other advisors), without Seller's prior consent, all information received by Purchaser from Seller, and any of Seller's officers, directors, employees, agents, counsel or auditors in connection with the transactions contemplated hereby except as may be required by applicable law or as otherwise contemplated herein.

    5.2 BOOKS AND RECORDS. Purchaser shall preserve and keep Seller's books and records delivered hereunder for a period of not less than three (3) years from the date hereof and shall, during such period, make such books and records available to officers and directors of Seller for any reasonable purpose.


                                  ANNEX II-16

    5.3 FULFILLMENT OF CONDITIONS. Purchaser will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of Seller contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the non-fulfillment of any such condition.

                                   ARTICLE VI
                                OTHER AGREEMENTS

    Purchaser and Seller covenant and agree that:

    6.1 AGREEMENT TO COOPERATE/DEFEND. In the event any action, suit, proceeding or investigation of the nature specified in Section 7.5 or Section
8.4 hereof is commenced, whether before or after the Closing Date, all the parties hereto agree to cooperate and use their best efforts to defend against and respond thereto.

    6.2 CONSULTANTS, BROKERS AND FINDERS. Except for Lehman Brothers, Seller's investment banking firm, whose fee arrangement has been disclosed to Purchaser prior to the date hereof, each of Seller and Purchaser represents and warrants to the other that each has not retained any consultant, broker or finder in connection with the transactions contemplated by this Agreement. Purchaser hereby agrees to indemnify, defend and hold Seller and its respective officers, directors, employees and affiliates, harmless from and against any and all claims, liabilities or expenses for any brokerage fees, commissions or finders fees due to any consultant, broker or finder retained by Purchaser. Seller hereby agrees to indemnify, defend and hold Purchaser and its officers, directors, employees and affiliates, harmless from and against any and all claims, liabilities or expenses for any brokerage fees, commissions or finders fees due to any consultant, broker or finder retained by Seller, including, without limitation, Lehman Brothers.

    6.3 ASSUMPTION AGREEMENT. At the Closing, Purchaser and Seller will enter into the Assumption Agreement, as contemplated by Section 9.2(e) hereof, in the form set forth in Exhibit 6.3.

    6.4 MANAGEMENT SERVICES AGREEMENT. At the Closing, Purchaser and Seller will enter into a Management Services Agreement in the form set forth in Exhibit 6.4.

    6.5 SUPPLY AGREEMENT. At the Closing, Purchaser and Seller will enter into a Supply Agreement in the form set forth in Exhibit 6.5.

    6.6 SHARED FACILITIES AGREEMENT. At the Closing, Purchaser and Seller will enter into a Shared Facilities Agreement in the form set forth in Exhibit 6.6.

    6.7 NONCOMPETITION AGREEMENT. At the Closing, Purchaser and Seller and FujiCone will enter into a Noncompetition Agreement in the form set forth in
Exhibit 6.7.

    6.8   LICENSE AGREEMENT.   At the  Closing, Purchaser and  Seller will enter
into a limited license agreement for use of Seller's trademarks in connection with the OEM Business in the form set forth in Exhibit 6.8.

                                  ARTICLE VII
                   CONDITIONS TO THE OBLIGATIONS OF PURCHASER

    Each and every obligation of Purchaser under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived in writing by Purchaser:

    7.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE. The representations and warranties made by Seller herein shall be true and correct in all material respects on the date of this Agreement and on the Closing Date with the same effect as though made on such date; Seller shall have performed and complied in all material respects with all agreements, covenants and conditions required by this


                                  ANNEX II-17

Agreement to be performed and complied with by it prior to the Closing Date; the Vice President of Seller shall have delivered to Purchaser a certificate, dated the Closing Date, in the form designated Exhibit 7.1 hereto, certifying to such matters and the other conditions contained in this Article VII.

    7.2 CONSENTS AND APPROVALS. All consents from and filings with third parties, regulators and governmental agencies required to consummate the transactions contemplated hereby, or which, either individually or in the aggregate, if not obtained, would cause a materially adverse effect on Seller's financial condition or business shall have been obtained and delivered to Purchaser.

    7.3 OPINION OF COUNSEL TO SELLER. Purchaser shall have received an opinion of counsel to Seller, dated the Closing Date, substantially in the form attached hereto as Exhibit 7.3.

    7.4 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change since the date of this Agreement in the business, prospects, financial condition, earnings or operations of Seller's OEM Business.

    7.5 NO PROCEEDING OR LITIGATION. No action, suit or proceeding before any court or any governmental or regulatory authority shall have been commenced or threatened, and no investigation by any governmental or regulatory authority shall have been commenced or threatened against Seller or Purchaser or any of their respective principals, officers or directors seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions or seeking damages in connection with any of such transactions.

    7.6 FINANCING. Purchaser shall have obtained, on terms satisfactory to it, such financing as it deems necessary to enable it to consummate the transactions contemplated hereby. It is expressly understood that all proposed financing will be conditioned on completion of any environmental, business and financial due diligence of Purchaser's proposed lender(s) and Seller's ability to obtain any and all necessary consents to the proposed transactions in any contracts or other agreements requiring such consents, provided, however, that Purchaser shall have undertaken reasonable good faith efforts to obtain such financing.

    7.7 CONSUMMATION OF MERGER WITH RECOTON. The transactions contemplated in the Merger Agreement shall be consummated as a post closing condition. In the event the transactions contemplated by the Merger Agreement do not occur within one (1) business day of the Closing of the transaction contemplated by this Agreement, this transaction shall automatically be unwound and the Purchase Price shall be immediately returned to Purchaser.

    7.8  [INTENTIONALLY OMITTED.]

    7.9 ENVIRONMENTAL DUE DILIGENCE REVIEW. Prior to April 2, 1996 (which date may be extended if Purchaser is still conducting its study and testing), Purchaser may perform or have performed such environmental site inspections and reasonable testing relating to the real properties owned or operated by Seller and FujiCone in which the OEM Business is operated as Purchaser may deem appropriate. If based upon the written reports of independent environmental consultants, Purchaser determines in its sole and reasonable discretion that the results of the inspections or tests performed indicate that any of such property or a number of such properties is, or that there is a material risk that such property(ies) may be, contaminated in a way as to give rise to possible liability, contingent or otherwise, under the Environmental Laws in an aggregate amount of $1 million or greater, Purchaser may terminate this Agreement by written notice to Seller. The parties acknowledge that Recoton has engaged certain environmental consultants to perform certain tests and inspections on the real properties described above as to which Purchaser shall have full access and Purchaser shall be entitled to rely upon such reports prepared or generated by such consultants as the written reports of independent environmental consultants referred to above. In consideration for access to such
Recoton-retained consultants and resulting reports, Purchaser shall make available to Recoton its consultants, if any, and any resulting reports.


                                  ANNEX II-18

    7.10  SHAW EMPLOYMENT AGREEMENT.   At the Closing, the employment  agreement
with Robert G. Shaw in the form set forth in Exhibit 7.10 shall be effective.

    7.11 TRANSFER/ASSIGNMENT OF LICENSES. Purchaser shall have received and entered in a satisfactory license agreement or sublicense agreement regarding the Goodman Speaker Licenses referenced in Exhibit 1.2.8.

    7.12 OTHER DOCUMENTS. Seller will furnish Purchaser with such other and further documents and certificates of Seller's officers and others as Purchaser shall reasonably request to evidence compliance with the conditions set forth in this Agreement.

    7.13 OTHER AGREEMENTS. The agreements described in Article VI shall have been entered into and delivered.

    7.14 GOVERNMENTAL APPROVALS, ETC. Purchaser, its legal counsel, consultants and others appointed by Purchaser shall have received satisfactory evidence that all governmental, regulatory and third-party approvals required to complete the acquisition of the Purchased Assets have been obtained.

    7.15 MSP LETTERS. At the Closing, Recoton Corporation shall have delivered a letter to each of the persons described as "MSPs" in the Management Services Agreement between Seller and Purchaser ("MSA") stating that the services being performed under the MSA by such MSP does not violate such MSP's Transitional Employment Agreement.

    7.16 ACCOUNTS RECEIVABLE SALE. If the parties designate a purchaser of the accounts receivable pursuant to Section 1.8 hereof, such sale shall have been consummated.

                                  ARTICLE VIII
                    CONDITIONS TO THE OBLIGATIONS OF SELLER

    Each and every obligation of Seller under this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions unless waived in writing by Seller:

    8.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE. The representations and warranties made by Purchaser herein shall be true and correct in all material respects on the date of this Agreement and on the Closing Date with the same effect as though made on such date; Purchaser shall have performed and complied with in all material respects all agreements, covenants and conditions required by this Agreement to be performed and complied with by it prior to the Closing Date; Purchaser shall have delivered to Seller a certificate of its President, dated the Closing Date, certifying to the fulfillment of the conditions set forth herein, in the form designated as Exhibit 8.1 and the other conditions contained in this Article VIII.

    8.2  STOCKHOLDER APPROVAL.   The Agreement and the transaction  contemplated
hereby shall have been approved and adopted by the vote of the stockholders of Seller in accordance with Section 2.21.

    8.3 FAIRNESS OPINION. Seller shall have received from Lehman Brothers an opinion letter stating that the transaction contemplated by this Agreement is "fair from a financial point of view" to Seller.

    8.4 NO PROCEEDING OR LITIGATION. No action, suit or proceeding before any court or any governmental or regulatory authority shall have been commenced, or threatened, and no investigation by any governmental or regulatory authority shall have been commenced, or threatened, against Seller, Purchaser or any of their respective principals, officers or directors, seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions or seeking damages, in connection with any of such transactions.


                                  ANNEX II-19

    8.5 OPINION OF COUNSEL. Seller shall have received an opinion of counsel to Purchaser dated the Closing Date substantially in the form of Exhibit 8.5.

    8.6  [INTENTIONALLY OMITTED.]

    8.7  PAYMENT.  The payment described in Section 1.3 shall have been made.

    8.8    OTHER  DOCUMENTS.   Purchaser  will  furnish Seller  with  such other
documents and certificates to evidence compliance with the conditions set forth in this Article as may be reasonably requested by Seller.

    8.9   OTHER AGREEMENTS.   The agreements described in  Article VI shall have
been entered into and delivered.

    8.10 CONSUMMATION OF MERGER WITH RECOTON. The transactions contemplated in the Merger Agreement shall be consummated as contemplated on Section 7.7.

    8.11  CONSENTS  AND APPROVALS.   All consents  from and  filings with  third
parties, regulators and governmental agencies required to consummate the transactions contemplated hereby, or which, either individually or in the aggregate, if not obtained, would cause a materially adverse effect on Seller's financial condition or business shall have been obtained and delivered to Seller.

    8.12 GOVERNMENTAL APPROVALS, ETC. Seller, its legal counsel, consultants and others appointed by Seller shall have received satisfactory evidence that all governmental, regulatory and third-party approvals required to complete the acquisition of the Purchased Assets have been obtained.

                                   ARTICLE IX
                                    CLOSING

    9.1 CLOSING. Unless this Agreement shall have been terminated or abandoned pursuant to the provisions of Article X hereof, a closing (the "Closing") shall be held at the location of the closing of the Merger, immediately prior to such closing.

    9.2  DELIVERIES AT CLOSING.

    (a) At the Closing, Seller and/or FujiCone, as applicable, shall transfer and assign to Purchaser all of the Purchased Assets, and the other agreements, certifications and other documents required to be executed and delivered hereunder at the Closing shall be duly and validly executed and delivered by the parties thereto. Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall have the right at any time prior to Closing to direct Seller and/or FujiCone, as applicable, to convey title to all or any portion of the Subject Real Property to a corporation, limited partnership, or limited liability company which is under common control with Purchaser. In the event of such direction, the recipient of the Subject Real Property shall become a party to the Noncompetition Agreement described in Exhibit 6.7.

    (b) At and after the Closing, Seller and/or FujiCone, as applicable, shall have the right to review and obtain copies of any financial records of Seller and/or FujiCone, as applicable, in the possession of Purchaser, necessary for the preparation of Seller's and/or FujiCone's, as applicable, tax returns, and Purchaser agrees to retain such records until the statute of limitations pertaining to the final tax returns filed by Seller and/or FujiCone, as applicable, expires, and Purchaser shall have the right to review and obtain copies of the minute book, stock book and stock register of Seller and/or FujiCone, as applicable.

    (c) At the Closing, Seller and/or FujiCone shall deliver to Purchaser, in form reasonably satisfactory to counsel for Purchaser, such bills of sale, assignments, deeds or other conveyances and all third party consents as may be appropriate or necessary to effect the transfer to Purchaser of the property and rights as contemplated herein.


                                  ANNEX II-20

    (d) From time to time after the Closing, at Purchaser's request and without further consideration from Purchaser, Seller and/or FujiCone shall execute and deliver such other instruments of conveyance and transfer and take such other action as Purchaser reasonably may require to convey, transfer to and vest in Purchaser and to put Purchaser in possession of any assets or property to be sold, conveyed, transferred and delivered hereunder.

    (e) The assumption of liabilities and obligations hereunder shall be by assumption agreement (as set forth in Exhibit 6.3). Purchaser and its successors and assigns will forever defend, indemnify and hold Seller and/or FujiCone harmless from any and all liabilities and obligations of Seller and/or FujiCone which have been assumed by Purchaser at the Closing, or which shall arise from any acts or omissions of Purchaser after the Closing. Purchaser agrees at Seller's and/or FujiCone's request from time to time (but no earlier than ninety
(90) days after the Closing) to supply to Seller and/or FujiCone proof of or a certificate by its Chief Financial Officer of the payment and satisfaction by Purchaser of liabilities and obligations of Seller and/or FujiCone due to date and assumed by Purchaser.

    9.3 LEGAL ACTIONS. If, prior to the Closing Date, any action or proceeding shall have been instituted by any third party before any court or governmental agency to restrain or prohibit this Agreement or the consummation of the transactions contemplated herein, the Closing shall be adjourned at the option of any party hereto for a period of up to one hundred twenty (120) days. If, at the end of such 120-day period, the action or proceeding shall not have been favorably resolved, any party hereto may, by written notice thereof to the other party or parties, terminate its obligation hereunder.

    9.4 SPECIFIC PERFORMANCE. The parties agree that if any party hereto is obligated to, but nevertheless does not, consummate this transaction, then any other party, in addition to all other rights or remedies, shall be entitled to the remedy of specific performance mandating that the other party or parties consummate this transaction. In an action for specific performance by any party against any other party, the other party shall not plead adequacy of damages at law.

    9.5 BULK SALES AND BULK TRANSFER LAWS. Subject to the indemnification provisions set forth in this Agreement, Seller and Purchaser hereby waive all filings required and/or permitted under the Illinois bulk sales statutes (Section 9-902(d) of the Illinois Income Tax Act (35 ILCS 210/2(d), Section 5j of the Illinois Retailers' Occupation Tax Act (35 ILCS 120/5j) and Section 2600 of the Illinois Unemployment Compensation Act (820 ILCS 405/2600)).

    9.6 NAME CHANGE. Upon the Closing, Seller shall change its name to another name different from its present name and do such other things as shall be necessary or desirable to permit Purchaser to assume and use the corporate name "International Jensen Incorporated" and the trade name "IJI" for corporate identification purposes, including, without limitation, the filing of a charter amendment with the Delaware Secretary of State and appropriate amendatory documentation with the Secretaries of State of each State were Seller is qualified to do business as a foreign corporation as of the Closing. Upon the Closing, FujiCone shall change its name to another name different from its present name and do such other things as shall be necessary or desirable to permit Purchaser to assume and use the FujiCone name, including, without limitation, (i) the filing of a charter amendment with the Delaware Secretary of State and appropriate amendatory documentation with the Secretary of State of each state where FujiCone is qualified to do business as a foreign corporation as of the Closing, and (ii) the filing with the U.S. Patent and Trademark Office and any state trademark office appropriate transfers of any trademark, trade name or service mark registrations relating or pertaining to the FujiCone name, to the extent requested by and prepared by Purchaser.


                                  ANNEX II-21

                                   ARTICLE X
                          TERMINATION AND ABANDONMENT

    10.1  METHODS  OF TERMINATION.   This Agreement  may be  terminated and  the
transactions herein contemplated may be abandoned at any time (notwithstanding approval by the Board of Directors of Purchaser):

        (a) by mutual consent of Purchaser and Seller;

        (b) by either Seller or Purchaser if (i) such party is not in breach hereunder and the other party is in breach hereunder, and (ii) this Agreement is not consummated on or before the Closing Date, including extensions; or

        (c) by either Seller or Purchaser if (i) such party is not in breach hereunder and (ii) this Agreement is not consummated because one or more of the conditions contained in Article VII or Article VIII, whichever is appropriate, was not satisfied and the other party did not waive such condition.

    10.2 PROCEDURE UPON TERMINATION. In the event of termination and abandonment pursuant to Section 10.1 hereof, this Agreement shall terminate and shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein:

        (a) each party will upon request redeliver all documents and other materials of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same;

        (b) no party hereto shall have any liability or further obligation to any other party to this Agreement; and

        (c) each party shall bear its own expenses; provided, however, that if this Agreement is terminated as provided herein and Purchaser is not in breach hereunder and the Merger has not occurred, all expenses incurred by Purchaser and/or Robert G. Shaw in furtherance of this Agreement (including, without limitation, reasonable attorneys' fees and costs) shall be promptly reimbursed by Seller upon submission of invoices, statements or other expense documentation by Purchaser and/or Robert G. Shaw.

                                   ARTICLE XI
                                INDEMNIFICATION

    11.1 INDEMNIFICATION BY SELLER. Seller shall indemnify Purchaser and its shareholders, officers and directors against, and save and hold them harmless from, any and all liability, loss, cost, expense or damage (including reasonable attorneys' fees) ("Damages") incurred or sustained by Purchaser or any of its shareholders, officers or directors as a result of, by reason of, or arising from: (a) the failure of Seller and/or FujiCone to perform promptly any covenant or agreement made by Seller and/or FujiCone in this Agreement to be performed in any period after the Closing Date; or (b) any liability of Purchaser arising out of or in any way related to the Excluded Liabilities.

    11.2 INDEMNIFICATION BY PURCHASER. Purchaser shall indemnify Seller and its shareholders, officers and directors against, and save and hold them harmless from, any and all Damages incurred or sustained by Seller or any of its shareholders, officers or directors as a result of, by reason of, or arising from: (a) the failure of Purchaser to perform promptly any covenant or agreement made by Purchaser in this Agreement to be performed in any period after the Closing Date; or (b) any Assumed Liability.

    11.3 MECHANICS. Any notice of a claim by either party shall state the facts giving rise to such claim and the alleged basis for the claim and, if known by the party giving notice, the amount of liability asserted by reason thereof. If an indemnified Party ("Indemnitee") shall give notice of claim for indemnity to the other Party ("Indemnitor"), Indemnitor shall have the right, at its own expense,


                                  ANNEX II-22
to be represented by counsel of its choosing, and to contest or defend any claim asserted by any third person (including any governmental agency or department) against Indemnitee which constitutes the basis of the notice of claim made by Indemnitee. If Indemnitor elects to make such contest or defense, it shall give written notice of such election within fifteen (15) days following receipt of the notice of claim from Indemnitee and indemnification shall be suspended until the final determination of the claim asserted by such third person against Indemnitee. Indemnitor shall have such access to records, files and personnel of Indemnitee as it may reasonably require in connection with contesting or defending any such claim, and Indemnitee shall reasonably cooperate in such defense. If Indemnitor does not elect to make such contest or defense, Indemnitee may, at Indemnitor's expense, contest or defend against, such claim in such manner as it may deem appropriate including, but not limited to, settling such claim on such terms as Indemnitee may deem appropriate, provided that no settlement shall be made without the written consent of Indemnitor which consent shall not be unreasonably withheld. Indemnitor shall reimburse Indemnitee for its costs (including reasonable attorneys' fees and any cost of settlement) and no action taken by Indemnitee in accordance with such defense and settlement shall relieve Indemnitor of its indemnification obligations herein provided.

                                  ARTICLE XII
                            MISCELLANEOUS PROVISIONS

    12.1 AMENDMENT AND MODIFICATION. Subject to applicable law, this Agreement may be amended, modified and supplemented only by written agreement of Seller and Purchaser with the prior written consent of Recoton Corporation.

    12.2 WAIVER OF COMPLIANCE; CONSENTS. Any failure of Seller on the one hand, or Purchaser on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived in writing by Purchaser or by Seller, respectively, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 12.2.

    12.3   EXPENSES.   In  the event  the Closing  under this  Agreement and the
transactions contemplated in the Merger Agreement occur:

        (a) Seller shall pay the following expenses related to the transaction contemplated by this Agreement:

           (i) all legal (including all fees of Stroock & Stroock & Lavan and Vedder Price Kaufman & Kammholz), accounting and other expenses incurred by Seller and/or FujiCone or on its behalf in connection with this Agreement and the transactions contemplated herein.

           (ii) all investment banking fees payable in connection with the transactions contemplated herein, including without limitation, all fees of Lehman Brothers, Inc. and Furman Selz Incorporated, but excluding fees for any investment bankers retained by Purchaser.

          (iii) up to $43,000.00 for the cost of environmental site testing and evaluation as contemplated by Section 7.9 hereof plus the cost of any additional environmental site testing and evaluations commissioned solely by Seller; and

          (iv) up to $100,000.00 for the following: (A) sales, transfer, stamp, excise and other taxes (other than income taxes), foreign or domestic, federal or state, required to be paid in respect to or as a result of Seller's and/or FujiCone's conveyance, assignment or transfer of the Purchased Asset to Purchaser; (B) costs of title policies and all related endorsements, surveys, recording charges and escrow charges as set forth in Section 4.13; (C) all costs of environmental site testing and evaluation, to the extent such costs exceed the amounts


                                  ANNEX II-23
       incurred pursuant to Section 12.3(a)(iii) above, including, without limitation, reasonable attorneys' fees related to the procurement and evaluation of environmental reports incurred by Purchaser.

        (b) Purchaser shall pay the following expenses:

           (i) all legal (including all fees of Wildman, Harrold, Allen & Dixon (other than those set forth in Section 12.3(a)(iv)(C) above)), accounting and other expenses incurred by or on its behalf in connection with this Agreement and the transactions contemplated herein;

           (ii) all fees and expenses incurred by Purchaser in connection with obtaining the financing described in Section 7.6 hereof; and

          (iii) to the extent the expenses listed in (a)(iv) above exceed $100,000.00, Purchaser shall be responsible for such excess.

    12.4 NOTICES. Any notice, request, consent or communication (collectively a "Notice") under this Agreement shall be effective only if it is in writing and
(i) personally delivered, (ii) sent by certified or registered mail, return receipt requested, postage prepaid, (iii) sent by a nationally recognized overnight delivery service, with delivery confirmed, or (iv) telexed or telecopied, with receipt confirmed, addressed as follows:

        (a) If to Seller and/or FujiCone:

           International Jensen Incorporated
           25 Tri-State International Office Center
           Suite 400
           Lincolnshire, Illinois 60069
           Attention: Mr. Marc T. Tanenberg
           Telecopier: (847) 317-3855
           Telephone: (847) 317-3700

       in each case with a copy to each of:

           Vedder, Price, Kaufman & Kammholz
           222 North LaSalle Street
           Chicago, Illinois 60601-1003
           Attention: John R. Obiala
           Telecopier: (312) 609-5005
           Telephone: (312) 609-7522

           Stroock & Stroock & Lavan
           Seven Hanover Square
           New York, New York 10004
           Attention: Theodore S. Lynn
           Telecopier: (212) 806-6006
           Telephone: (212) 806-5400

        (b) If to Purchaser to:

           IJI Acquisition Corp.
           25 Tri-State International Office Center
           Suite 400
           Lincolnshire, Illinois 60069
           Attention: Mr. Robert G. Shaw
           Telecopier: (847) 317-3774
           Telephone: (847) 317-3777


                                  ANNEX II-24
       with a copy to:

           Wildman, Harrold, Allen & Dixon
           225 West Wacker Drive
           Chicago, Illinois 60606-1229
           Attention: Richard B. Thies
           Telecopier: (312) 201-2555
           Telephone: (312) 201-2521

or such other persons or addresses as shall be furnished in writing by any party to the other party. A Notice shall be deemed to have been given as of the date when (i) personally delivered, (ii) five (5) days after the date when deposited with the United States mail properly addressed, (iii) when receipt of a Notice sent by an overnight delivery service is confirmed by such overnight delivery service, or (iv) when receipt of the telex or telecopy is confirmed, as the case may be, unless the sending party has actual knowledge that a Notice was not received by the intended recipient.

    12.5 DEFINITIONS. For the purpose of this Agreement, "Laws" shall include, without limitation, all foreign, federal, state and local laws, statutes, rules, regulations, codes, ordinances, plans, orders, judicial decrees, writs, injunctions, notices, decisions or demand letters issued, entered or promulgated pursuant to any foreign, federal, state or local law. For the purpose of this Agreement, "generally accepted accounting principles" shall mean such principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable in the circumstances as of the date in question, and the requirement that such principles be applied on a "consistent basis" means that accounting principles observed in the current period are comparable in all material respects to those applied in the preceding periods, except as change is permitted or required under or pursuant to such accounting principles. For purposes of this Agreement, "material" means one or more matters having in aggregate an economic consequence in excess of $25,000. References herein to "Seller" shall mean the Surviving Corporation (as defined in the Merger Agreement) after the Merger.

    12.6 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by Seller without the prior written consent of Purchaser.

    12.7 GOVERNING LAW; WAIVER OF JURY TRIAL. This Agreement shall be governed by the laws of the state of Illinois (regardless of the laws that might otherwise govern under applicable Illinois principles of conflicts of law of the state of Illinois) as to all matters including, but not limited to, matters of validity, construction, effect, performance and remedies. IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER CONNECTED WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREUNDER THE PARTIES HERETO WAIVE ALL RIGHTS TO A TRIAL BY JURY.

    12.8    COUNTERPARTS.    This  Agreement may  be  executed  in  two  or more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    12.9 NEUTRAL INTERPRETATION. This Agreement constitutes the product of the negotiation of the parties hereto and the enforcement hereof shall be interpreted in a neutral manner, and not more strongly for or against any party based upon the source of the draftsmanship hereof.

    12.10    HEADINGS.   The  article  and  section headings  contained  in this
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    12.11   ENTIRE  AGREEMENT.   This Agreement,  which term  as used throughout
includes the Exhibits hereto, embodies the entire agreement and understanding of the parties hereto in respect of the


                                  ANNEX II-25
subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

    12.12 NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. None of the representations, warranties and agreements in this Agreement shall survive the Closing, except for the agreements contained in this Section 12.12, Sections 1.4, 1.5, 5.1, 5.2, 6.1, 6.2, 10.2, Article XI and Section 12.3. This Section
12.12 shall not limit any covenant or agreement of the parties which by its terms, contemplates performance after the Closing Date.

    IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first hereinabove set forth.

                                          PURCHASER:

                                          IJI ACQUISITION CORP.


                                               /s/ Robert G. Shaw


                                          --------------------------------------
                                          By:  Robert G. Shaw
                                               Its:  President

                                          SELLER:

                                          INTERNATIONAL JENSEN INCORPORATED


                                               /s/ Marc T. Tanenberg


                                          --------------------------------------
                                          By:  Marc T. Tanenberg
                                               Its:  Vice President

                                          FUJICONE, INC.


                                               /s/ Marc T. Tanenberg


                                          --------------------------------------
                                          By:  Marc T. Tanenberg
                                               Its:  Vice President


                                  ANNEX II-26

                        SCHEDULE OF CERTAIN EXHIBITS TO
                   AGREEMENT FOR PURCHASE AND SALE OF ASSETS

   EXHIBITS      TITLE
- ---------------  ------------------------------------------------------
Exhibit 6.4      Management Services Agreement
Exhibit 6.5      Supply and Services Agreement
Exhibit 6.6      Shared Facilities Agreement
Exhibit 6.7      Non-Competition Agreement
Exhibit 6.8      License Agreement
Exhibit 7.10     Shaw Employment Agreement


                                  ANNEX II-27

                 (This page has been left blank intentionally.)

                                                                        ANNEX II
                                                                     EXHIBIT 6.4


                         MANAGEMENT SERVICES AGREEMENT

    THIS  MANAGEMENT SERVICES  AGREEMENT (the "Agreement"),  is made  as of this
         day of                            , 1996 (the "Effective Date"), by and
between IJI ACQUISITION CORP., an Illinois corporation, the name of which is about to be changed to INTERNATIONAL JENSEN INCORPORATED ("Purchaser"), and INTERNATIONAL JENSEN INCORPORATED, a Delaware corporation, the name of which is about to be changed to RECOTON AUDIO CORPORATION ("Seller") after its merger into a subsidiary of Recoton Corporation, a New York corporation ("Recoton") and Recoton.

                              W I T N E S S E T H:

    WHEREAS, Seller has agreed to sell to Purchaser and Purchaser has agreed to purchase from Seller substantially all of the assets of Seller's original equipment manufacturer's business on the terms and conditions as set forth in the Amended and Restated Agreement for the Purchase and Sale of Assets of International Jensen Incorporated, dated as of January 3, 1996, by and between Purchaser and Seller (the "Purchase Agreement");

    WHEREAS, Seller currently employs Robert G. Shaw ("Shaw"), Marc T. Tanenberg ("Tanenberg"), James E. Sula ("Sula"), Larry P. Bentley ("Bentley"), Jule DuBach ("DuBach"), and Rae Seeley ("Seeley") (Shaw, Tanenberg, Sula, Bentley, DuBach and Seeley and any accepted replacements thereof together are the "Management Service Providers" or "MSPs"); and

    WHEREAS, Seller wishes to provide to Purchaser, and Purchaser wishes to receive from Seller, the services of the MSPs.

    NOW, THEREFORE,  in  consideration of  the  foregoing, and  other  good  and
valuable   consideration,  the  receipt  and  sufficiency  of  which  is  hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                    SERVICES

    1.1 SERVICES PERFORMED. During the Term, as defined herein, Seller shall direct the following individuals, so long as they are employed by Seller or an affiliate of Seller and so long as requested by Purchaser, to provide services (the "Duties") to Purchaser as set forth below:

       (A) SHAW: Shaw shall perform various managerial and administrative duties for Purchaser as the Chief Executive Officer of Purchaser, which duties are consistent with those typically performed by a Chief Executive Officer in the OEM Business (as defined in the Purchase Agreement);

       (B) TANENBERG:   Tanenberg   shall   perform   various   managerial   and
           administrative duties for Purchaser which duties are consistent with those typically performed by a Chief Financial Officer in the OEM Business;

       (C) SULA: Sula shall perform various managerial and administrative duties for Purchaser, which duties are consistent with those typically performed by a Controller in the OEM Business;

       (D) BENTLEY: Bentley shall perform various managerial and administrative duties for Purchaser, which duties are consistent with those typically performed by a Vice President of Human Resources in the OEM Business;


                                    Annex II
                                  Ex. 6.4 -- 1

       (E) DUBACH:  DuBach shall  perform various  managerial and administrative
           duties  for  Purchaser,  which  duties  are  consistent  with   those
    typically performed by an Administrative Assistant in the OEM Business; and

       (F) SEELEY:  Seeley shall  perform various  managerial and administrative
           duties  for  Purchaser,  which  duties  are  consistent  with   those
    typically performed by an Administrative Assistant in the OEM Business.

    1.2 STANDARD ALLOCATION. Seller shall cause each of the MSPs to devote approximately twenty-five percent (25%) of his or her business time and attention to the performance of his or her Duties if so required by Purchaser (the "Standard Allocation").

    1.3 METHOD OF DETERMINING TIME ALLOCATED TO DUTIES. Seller shall cause each of the MSPs to submit a written report to Tanenberg, or his successor, and to the Treasurer of Recoton, on a weekly basis, setting forth his or her respective percentage time spent in the performance of his or her Duties ("Report") during such week.

    1.4 REVIEW OF PERCENTAGE OF TIME ALLOCATED TO DUTIES. Promptly after the conclusion of each calendar quarter after the Effective Date ("Quarterly"), the parties to this Agreement shall review the Reports submitted with respect to the quarter just ended in order to determine the actual percentage of time spent by each of the MSPs in the performance of his or her Duties for such quarterly period (the "Actual Allocation").

    1.5 TERMINATION OF ONE OR MORE OF THE MSPS. If Seller terminates the employment of any MSPs or any MSP terminates his or her employment with Seller, Seller shall not be obligated to replace said terminated MSP. If Seller hires any person to replace a terminated MSP, then Seller shall offer the services of such newly hired person to Purchaser on the same terms and conditions as set forth in this Agreement. Notwithstanding anything to the contrary contained in the Agreement, Purchaser shall be under no obligation to either accept the services of any such replacement MSP or to reimburse the costs to Seller of the replacement MSP unless Purchaser accepts the services of such replacement MSP. Furthermore, Purchaser may elect to exclude any MSP from the terms of this Agreement, for any reason and at any time, upon Purchaser providing thirty (30) days prior written notice to Seller. Under no circumstances shall Purchaser be under any obligation to make severance or termination payments or other separation benefits to an MSP which has been terminated by Seller or has been excluded by Purchaser from this Agreement; PROVIDED, HOWEVER, that if Purchaser employs an MSP (other than Shaw) who was not terminated (actually or constructively) by Seller prior to the employment of the MSP (other than Shaw) by Purchaser, Purchaser shall assume all obligations of Seller to such MSP (other than Shaw) under any employment or severance agreement with such MSP (other than Shaw) and Purchaser shall indemnify and hold harmless Seller for any liability under any such agreements.

                                   ARTICLE II
                                      TERM

    2.1 TERM. The term of this Agreement shall commence on the Effective Date and shall continue for a period of twelve (12) consecutive months (the "Term"), which Term shall renew automatically for additional twelve (12) month periods unless otherwise terminated pursuant to this Agreement.

    2.2 TERMINATION OF THIS AGREEMENT. Purchaser may terminate this Agreement at any time upon giving Seller ninety (90) days prior written notice and Seller, upon the expiration of the first six (6) months of the Term, may terminate this Agreement at any time upon giving Purchaser one hundred eighty (180) days prior written notice.


                                    Annex II
                                  Ex. 6.4 -- 2

    2.3 CHANGE IN CONTROL. Upon a change of control of Purchaser, this Agreement shall terminate. A change of control of Purchaser shall have occurred if Shaw shall not: (i) be a member of the Board of Directors of Purchaser; (ii) be either an executive officer or Chairman of the Board of Purchaser; and (iii) own beneficially more shares of the voting stock of Purchaser than any other stockholder of Purchaser (or "group" of stockholders, as referred to in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) but in any event more than 30% of the outstanding voting stock. For purposes of this Agreement, a person shall be deemed to own beneficially any shares of Purchaser which are owned by himself, his spouse, any descendant of his, or any trust, partnership, corporation, joint venture, or limited liability company which has been created primarily for his benefit and/or for the benefit of his spouse or any descendant of such person. Notwithstanding anything to the contrary contained herein, if Shaw dies during the Term of this Agreement, the Agreement shall continue for a period of six (6) months after his death.

                                  ARTICLE III
                         BASE COMPENSATION AND BENEFITS

    3.1  BASE COMPENSATION AND BENEFITS.

        (a) COMPENSATION. On the Effective Date and on each anniversary thereafter (or annually on a date consistent with the date at which Recoton generally awards annual salary increases), Seller shall determine the gross compensation and benefits (including without limitation salary, benefits, perquisites, car allowances, 401(k) pension and profit sharing arrangements) to be paid to each of the MSPs for the subsequent twelve month period ("Compensation") and so advise Purchaser.

        (b) PAYMENT. On a monthly basis, Purchaser shall pay to Seller an amount equal to twenty-five percent (25%) of the Compensation of each MSP for such month, the amount payable shall be subject to adjustment, pursuant to the Actual Allocation as described below.

           (i) If the Actual Allocation for any MSP is less than twenty-five percent (25%), then Seller shall credit Purchaser an amount for such MSP computed as follows:

(ai)       Standard          (-)        Actual            =          Allocation
           Allocation                   Allocation                   Difference

(aii)                                   Quarterly
           Allocation        (x)        Compensation      =          Amount
           Difference                   for an MSP                   Credited

           Example:

           Standard Allocation = 25%
           Actual Allocation = 20%
           Quarterly Compensation = $100,000

(ai)       25%               (-)        20%               =          5%

(aii)      5%                (x)        $100,000          =          $5,000

       Result: $5,000 is the amount credited by Seller to Purchaser subject to the netting provisions set forth in (iii) below;

           (ii) If the Actual Allocation for any MSP exceeds twenty-five percent (25%), then Purchaser shall remit to Seller an amount for such MSP computed as follows:

(ai)       Actual            (-)        Standard          =          Allocation
           Allocation                   Allocation                   Difference


                                    Annex II
                                  Ex. 6.4 -- 3

(aii)                                   Quarterly
           Allocation        (x)        Compensation      =          Amount
           Difference                   for an MSP                   Reimbursed

           Example:

           Standard Allocation = 25%
           Actual Allocation = 30%
           Quarterly Compensation = $100,000

(ai)       30%               (-)        25%               =          5%

(aii)      5%                (x)        $100,000          =          $5,000

           Result: $5,000 is the amount reimbursed by Purchaser to Seller, subject to the netting provisions set forth in (iii) below;

          (iii) All credits and reimbursements for the MSPs as a group shall be netted prior to any credit or reimbursement accruing to Seller or Purchaser, as the case may be.

          (iv) All credits or reimbursements due to Purchaser shall be appended to the next monthly payment due to Seller from Purchaser without interest.

           (v) Any amounts which remain due and owing as of the expiration of the Term shall be paid to the owed party within thirty (30) days of the expiration of the Term.

        (c) THE COST OF BENEFITS. The cost of vacation days, sick days and similar benefits, as set forth in Section 3.1(a), shall be allocated between Seller and Purchaser on the basis of the Standard Allocation, unless otherwise agreed upon by the parties.

    3.2 PAYMENT OF BONUS. If Seller shall pay a bonus to an MSP (a "Bonus"), Seller shall advise Purchaser of such Bonus in writing and after receipt of such notice Purchaser shall promptly reimburse Seller for the amount of such Bonus multiplied by the Actual Allocation for such MSP for the applicable bonus period and multiplied by a fraction the numerator of which is the number of days in such bonus period which are within the Term and the denominator of which is the number of days in such bonus period. To the extent that such Bonus is awarded under any formula plan requiring an evaluation of the MSP's performance, Seller shall seek the advice of Purchaser regarding the performance of such MSP and take such advice into account in determining the Bonus.

    Notwithstanding anything to the contrary contained herein, Purchaser, in its sole discretion and at its sole expense, may pay a bonus to an MSP (a "Discretionary Bonus"). Seller shall have no obligation to pay all or a portion of any Discretionary Bonus.

    3.3 TRAVEL, DIRECT AND UNALLOCABLE EXPENSES. Travel and direct expenses incurred by any MSP shall be paid or reimbursed by that entity for which the travel or direct expenses were incurred. Any expenses which cannot be allocated directly to Seller or Purchaser shall be reimbursed by Purchaser in an amount equal to the Actual Allocation multiplied by the amount of the unallocable expense.

                                   ARTICLE IV
                                 MISCELLANEOUS

    4.1 NOT A CONTRACT OF EMPLOYMENT. The parties to this Agreement acknowledge that this is not a contract of employment, that the MSPs are not employees of Purchaser and the MSPs shall not be entitled to any employment rights or other benefits from Purchaser except as otherwise provided herein.

    4.2  INDEMNIFICATION.


                                    Annex II
                                  Ex. 6.4 -- 4

        (a) It is acknowledged by the parties to this Agreement that while the MSPs are employees of Seller or Recoton, they shall be acting at the direction of, or under instructions from, Purchaser or its designees or other MSPs in performing their Duties. Accordingly, if, in the performance of their Duties, any MSP takes any action or fails to take any action, which action or failure to take action results in any loss, cost, damage or expense (including reasonable attorneys fees) to Recoton or Seller, Purchaser shall indemnify and hold harmless Seller, Recoton and their subsidiaries and respective officers, directors and employees therefor, unless such action or failure to take action was at the direction of or with the knowing approval of a Recoton executive officer (other than Shaw).

        (b) It is further acknowledged by the Parties to the Agreement that while the MSPs may be operating under this Agreement at the direction of or under instructions from Purchaser or its designee, or other MSPs, they frequently will be acting at the direction of, or under instructions from, Recoton or its designees (other than MSPs) in performing their duties. Accordingly, if in the performance of their responsibilities on behalf of Recoton, any MSP takes any action or fails to take any action, which action or failure to take action results in any loss, cost, damage or expense (including reasonable attorneys fees) to Purchaser, Recoton and Seller shall indemnify and hold harmless Purchaser and its subsidiaries and its officers, directors and employees therefore, unless such action or failure to take action was at the direction or with the knowing approval of Purchaser or its designees or another MSP.

    4.3 NOTICE. Any notice, request, consent or communication (collectively "Notice") sent under this Agreement shall be effective only if it is in writing and (a) personally delivered, (b) sent by certified or registered mail, return receipt requested, postage prepaid, (c) sent by a nationally recognized overnight delivery service, with delivery confirmed, or (d) telexed or telecopied with receipt confirmed, addressed as follows:

    If to Seller:
           International Jensen Incorporated/Recoton Audio Corporation 25 Tri-State International Office Center
           Suite 400
           Lincolnshire, Illinois 60069

Attention:    Mr. Marc T. Tanenberg
Telecopier:   (847) 317-3855
Telephone:    (847) 317-3700

    and

           Recoton Corporation
           2950 Lake Emma Road
           Lake Mary, FL 32746

Attention:    Mr. Stuart Mont
Telecopier:   (407) 333-8903
Telephone:    (407) 333-8900

    with a copy to:

           Stroock & Stroock & Lavan
           Seven Hanover Square
           New York, New York 10004

Attention:    Theodore S. Lynn, Esq.
Telecopier:   (212) 806-6006
Telephone:    (212) 806-5400


                                    Annex II
                                  Ex. 6.4 -- 5

    If to Purchaser:

           IJI Acquisition Corp./International Jensen Incorporated 25 Tri-State International Office Center
           Suite 400
           Lincolnshire, Illinois 60069

Attention:    Mr. Robert G. Shaw
Telecopier:   (847) 317-3774
Telephone:    (847) 317-3777

    with a copy to:

           Wildman, Harrold, Allen & Dixon
           225 West Wacker Drive
           Chicago, Illinois 60606-1229

Attention:    Richard B. Thies, Esq.
Telecopier:   (312) 201-2555
Telephone:    (312) 201-2000

or such other persons or addresses as shall be furnished in writing by any party to the other party. A Notice shall be deemed to have been given as of the date when (i) personally delivered, (ii) five (5) days after the date when deposited with the United States mail properly addressed, (iii) when receipt of a Notice sent by an overnight delivery service is confirmed by such overnight delivery service, or (iv) when receipt of the telex or telecopy is confirmed, as the case may be, unless the sending party has actual knowledge that a Notice was not received by the intended recipient.

    4.4 WAIVER. The failure of either of the parties to insist, in any one or more instances, upon performance of any of the terms or conditions of this Agreement, shall not be construed as a waiver or relinquishment of any rights granted hereunder or the future performance of any such term, covenant or condition.

    4.5 COMPLETE UNDERSTANDING. This Agreement constitutes the complete understanding among the parties. No alteration or modification of any of this Agreement's provisions shall be valid unless made in writing and signed by all the parties to this Agreement.

    4.6 APPLICABLE LAW. The laws of the State of Illinois shall govern all aspects of this Agreement, irrespective of the fact that one or more of the parties now is or may become a resident of a different state, or that the one or more of the parties now or hereafter locates its principal office outside the State of Illinois. The parties shall submit all disputes which arise under this Agreement to state or federal courts located in the City of Chicago, Illinois for resolution. The parties acknowledge the aforesaid courts shall have exclusive jurisdiction over this Agreement and specifically waive any claims which they may have that involve jurisdiction or venue, including but not limited to forum non conveniens. Service of process for any claim which arises under this Agreement shall be valid if made in accordance with the notice provisions set forth in Section 4.3 of this Agreement. If service of process is made as aforesaid, the party served agrees that such service shall constitute valid service, and specifically waives any objections the party served may have under any state or federal law or rule concerning service of process. Service of process in accordance with this Section shall be in addition to and not to the exclusion of any other service of process method legally available.

    4.7 DESCRIPTIVE HEADINGS. All section headings, titles and subtitles are inserted in this Agreement for the convenience of reference only, and are to be ignored in any construction of this Agreement's provisions.


                                    Annex II
                                  Ex. 6.4 -- 6

    4.8 SEVERABILITY. If a court of competent jurisdiction rules that any one or more of this Agreement's provisions are invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any of this Agreement's other provisions, and this Agreement shall be construed as if it had never contained such invalid, illegal or unenforceable provision.

    4.9 SUCCESSORS AND ASSIGNS AND THIRD PARTY BENEFICIARIES. This Agreement may not be assigned without the prior written consent of all parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

    4.10    COUNTERPARTS.   This  Agreement may  be  executed in  any  number of
counterparts and each of such counterparts for all purposes shall constitute an original.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the Effective Date.

                                          IJI ACQUISITION CORP.,
                                          an Illinois corporation

By:        ----------------------------------------
Its:
           ----------------------------------------

INTERNATIONAL JENSEN INCORPORATED,
a Delaware corporation
By:
           ----------------------------------------
Its:
           ----------------------------------------

RECOTON CORPORATION,
a New York corporation
By:
           ----------------------------------------
Its:
           ----------------------------------------


                                    Annex II
                                  Ex. 6.4 -- 7

                                                                        ANNEX II
                                                                     EXHIBIT 6.5


                         SUPPLY AND SERVICES AGREEMENT

    THIS  SUPPLY AND SERVICES AGREEMENT (the "Agreement") is made as of        ,
1996 (the "Effective Date"), by and among IJI ACQUISITION CORP., an Illinois corporation, the name of which is about to be changed to INTERNATIONAL JENSEN INCORPORATED, an Illinois corporation ("Supplier"), and INTERNATIONAL JENSEN INCORPORATED, a Delaware corporation, the name of which is about to be changed to RECOTON AUDIO CORPORATION ("Customer").

                              W I T N E S S E T H:

    WHEREAS, Customer has agreed to sell to Supplier and Supplier has agreed to purchase from Customer substantially all of the assets of Customer's original equipment manufacturer's business comprising (i) the loudspeaker assembly plant facility and operations in Lumberton, North Carolina, (ii) the metal and plastic parts manufacturing/home loudspeaker assembly plant facility and operations in Punxsutawney, Pennsylvania, (iii) the magnet manufacturing facilities and general offices of the General Magnetic division in Dallas, Texas, (iv) the cone manufacturing facilities and general offices of Fuji Cone, Inc. in Clinton, North Carolina, (v) the OEM value-add facility in Livonia, Michigan, (vi) the Bingham Farms, Michigan sales office, and (vii) the original equipment manufacturing portion of the engineering, research and development center and distribution facility in Schiller Park, Illinois (the "OEM Business Assets"), on the terms and conditions as set forth in the Amended and Restated Agreement For the Purchase and Sale of Assets, dated as of January 3, 1996, by and between Supplier and Customer (the "Purchase Agreement");

    WHEREAS, the original equipment manufacturer's business consists of the business of designing, manufacturing and marketing of speakers and speaker components and related products for and to domestic and international automotive, truck, recreational vehicle, aircraft or other motorized vehicle ("Vehicular") original equipment manufacturers (the "OEM Business"); and

    WHEREAS, Supplier is not purchasing Customer's business which consists of designing, manufacturing, and marketing of speakers and speaker components, and related branded products in the domestic and international Vehicular aftermarket and home audio market (the "Branded Business").

    NOW,  THEREFORE, in consideration of the  above premises, and other good and
valuable  consideration,  the  receipt  and  sufficiency  of  which  is   hereby
acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                               SUPPLY OBLIGATIONS

    1.1 GENERAL DUTIES. Upon the terms and conditions set forth in this Agreement, Customer shall purchase from Supplier all of its requirements for products currently manufactured in Punxsutawney, Pennsylvania and Lumberton, North Carolina for and as required by Customer's Branded Products Division and IJI-European Holdings (the "Products"). The broad product groupings of the Products are as follows: (a) Jensen Car Aftermarket Speakers; (b) Advent Mobile Aftermarket Speakers; (c) Jensen Home Hi-Fi Speakers; and (d) Advent Home Hi-Fi Speakers. The term "Supply Obligation" shall mean Supplier's obligation to supply Customer with Seller's requirements for the Products which satisfy all warranties and quality standards identified in this Agreement, within the time periods agreed to by the parties, which time periods shall include adequate lead time for production of Products and in a manner consistent with past practices and for the prices identified in


                                    Annex II
                                  Ex. 6.5 -- 1
this Agreement. Supplier shall devote that portion of its professional time, attention and personnel to the Supply Obligation as is necessary for Supplier to fulfill said Supply Obligation in accordance with the terms of this Agreement.

    1.2    NEW PRODUCTS.   Supplier  shall have  the opportunity  to bid  on new
products required by Customer during the Term (as that term is defined in Section 1.5 of this Agreement).

    1.3 PRODUCT STANDARDS. All Products which Supplier supplies to Customer under this Agreement shall satisfy quality and warranty standards which are consistent with the Products produced by Supplier prior to this Agreement and shall meet all applicable legal requirements.

    1.4 RETENTION OF RIGHTS. If Supplier is unable to satisfy the Supply Obligation for any Product in accordance with Customer's delivery requirements and such inability is not cured within ten (10) days after written notice, Customer may terminate its obligations under this Agreement to purchase its requirements for such Product, unless the Supplier's inability to perform is due to: (a) "Force Majeure," as defined herein; or (b) Customer's failure to fulfill its obligations under this Agreement. For the purposes of this Agreement "Force Majeure" means the consequences, direct or indirect, of strikes, lockouts or any other labor disputes, fires, accidents, floods, hostilities, shortages of transportation equipment or facilities, the failure, suspension or curtailment of the production or delivery due to shortages of supply of components or materials from any available sources or due to the acts, regulations, allocations or other requirements of any federal, state or local government, and any and all like or different causes, each of which is beyond the reasonable control of the Supplier, to the extent performance is prevented thereby. During any period of shortage due to any of said causes, the Supplier shall allocate the supply of the Products to its customers in a fair and reasonable manner, which takes into account the fact that Customer has an obligation to source from Supplier.

    1.5 TERM. The term of this Agreement shall commence on the Effective Date and shall continue for a period of twelve (12) consecutive months (the "Term"), unless otherwise terminated pursuant to this Agreement.

    1.6 TERMINATION FOR CAUSE. The occurrence of any of the following events shall give rise to the rights of the parties to terminate this Agreement for cause:

        a. Either party is in breach of any of the substantial and material provisions of this Agreement, and such breach continues for thirty (30) days after the non-breaching party has given notice in writing to the other party demanding cure thereof;

        b. (i) A court of competent jurisdiction shall enter a decree or order, not stayed within sixty (60) days from the date of entry hereof, appointing a trustee or receiver of a party, or any substantial part of its property, or shall approve a petition for or effecting an arrangement in bankruptcy, a reorganization pursuant to a bankruptcy act, or other judicial modification or alteration of the rights of its creditors, (ii) a party itself shall file such petition or take or consent to take any other action seeking any such judicial decree or order, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or (iii) any court of competent jurisdiction shall enter a decree or order adjudicating a party as bankrupt or insolvent.

    1.7 STATUS. Supplier and Customer expressly acknowledge that the status of Supplier shall be that of an independent contractor and not that of an agent or employee of Customer.

                                   ARTICLE II
                                    PRICING

    2.1 PRICING. Supplier shall charge Customer for the Products at its cost in an amount consistent with the current internal pricing policies of Customer and which pricing policies shall be consistent with past practice ("Product Cost"). Furthermore, Supplier shall charge Customer Five


                                    Annex II
                                  Ex. 6.5 -- 2

Thousand Dollars ($5,000) each month for costs associated with the purchasing agents' duties with respect to Products supplied to Customer. The charge for each Product shall be updated annually on each March 1 to reflect changes to the Product Costs. If the charge for any Product or Products increases more than five percent (5%) from the prior year and Customer gives Supplier ninety (90) days prior written notice of its intent to discontinue purchasing such Product or Products, then Customer shall no longer be obligated to purchase such Product or Products under this Agreement. Cancellation of the obligation to purchase certain Products shall not eliminate or relieve Customer from the obligation to purchase Products which are not subject to cancellation.

    2.2 TAXES. The prices for Products and the increase in Product Cost are exclusive of any taxes, excises or other governmental charges applicable to the sale of the Products. Supplier's invoices shall include as a separate item all taxes, excises or other governmental charges imposed on Supplier by reason of the sale of the Products to Customer, except taxes based upon net income of Supplier.

    2.3 PAYMENT AND OTHER TERMS. Payment by Customer for Products delivered by Supplier shall be made in full within ten (10) days of the Friday of each week during which invoices were received from Seller, but in no event shall Customer be obligated to issue more than one (1) check, with respect to the invoices received, each week.

                                  ARTICLE III
                        CERTAIN OBLIGATIONS OF SUPPLIER

    3.1 INSURANCE. During the Term, Supplier shall obtain and maintain products liability and general comprehensive insurance, in the minimum coverage amount of One Million Dollars ($1,000,000) (the "Minimum Coverage"). Supplier shall maintain such insurance with insurance companies having a Best's rating of no less than A+.

    3.2   TERMS  AND CONDITIONS.   The  terms and  conditions set  forth in this
Agreement shall apply to and govern all sales from Supplier to Customer, irrespective of any contrary terms and conditions stated on invoices, billing notices, bills of lading or other forms of any type or nature which Supplier or Customer may submit. Supplier shall have no right to alter the terms and conditions set forth in this Agreement for sales from Supplier to Customer.

    3.3 DELIVERY. Supplier shall deliver Product to Customer F.O.B. a common carrier (a "Common Carrier") at Supplier's business premises. Customer assumes all risk of loss from the time it deposits any such items with a Common Carrier, until actual delivery to Customer. Risk of loss prior to actual receipt by Customer shall be borne by Customer. Customer shall pay all shipping, freight, transportation and related costs associated with shipping any items under this Agreement.

    3.4 WORKING CAPITAL MANAGEMENT. All raw material stock and piece parts used in the manufacture of Products shall be billed to Customer at the time such inventory is delivered to Supplier's premises. Supplier shall take all appropriate actions requested by Customer to protect Customer's ownership interest in any of these goods or to grant Customer a security interest in any inventory financed by Customer.

                                   ARTICLE IV
                                    SERVICES

    4.1 PERSONNEL. To the extent requested by Customer, Supplier shall make available to Customer the services of Supplier's MIS Equipment, MIS Operations Support, MIS Programming Support and Travel Agency personnel during the Term.

    4.2 COST. Supplier shall charge Customer for such services at Supplier's cost in an amount consistent with the current internal cost allocation practice of Supplier. However, no direct charge shall be made to Customer for the services of any Travel Agency personnel.


                                    Annex II
                                  Ex. 6.5 -- 3

    4.3 PAYMENT. Payment by Customer for such services shall be made within ten (10) days after the beginning of a month with respect to invoiced services in the prior month.

                                   ARTICLE V
                                    GENERAL

    5.1 NOTICE. Any notice, request, consent or communication (collectively "Notice") sent under this Agreement shall be effective only if it is in writing and (a) personally delivered, (b) sent by certified or registered mail, return receipt requested, postage prepaid, (c) sent by a nationally recognized overnight delivery service, with delivery confirmed, or (d) telexed or telecopied, with receipt confirmed, addressed as follows:

    If to Customer:  International Jensen Incorporated/Recoton Audio Corporation
                     25 Tri-State International Office Center
                     Suite 400
                     Lincolnshire, Illinois 60069
                     Attention: Mr. Marc T. Tanenberg
                     Telecopier: (847) 317-3855
                     Telephone: (847) 317-3700
                     AND
                     Recoton Corporation
                     2950 Lake Emma Road
                     Lake Mary, Florida 32746
                     Attention: Mr. Stuart Mont
                     Telecopier: (407) 333-8903
                     Telephone: (407) 333-8900

    with a copy to:  Stroock & Stroock & Lavan
                     Seven Hanover Square
                     New York, New York 10004
                     Attention: Theodore S. Lynn, Esq.
                     Telecopier: (212) 806-6006
                     Telephone: (212) 806-5400

    If to Supplier:  IJI Acquisition Corp./International Jensen Incorporated
                     25 Tri-State International Office Center
                     Suite 400
                     Lincolnshire, Illinois 60069
                     Attention: Mr. Robert G. Shaw
                     Telecopier: (847) 317-3774
                     Telephone: (847) 317-3777

    with a copy to:  Wildman, Harrold, Allen & Dixon
                     225 West Wacker Drive
                     Chicago, Illinois 60606-1229
                     Attention: Richard B. Thies, Esq.
                     Telecopier: (312) 201-2555
                     Telephone: (312) 201-2521

or such other persons or addresses as shall be furnished in writing by any party to the other party. A Notice shall be deemed to have been given as of the date when (i) personally delivered, (ii) five (5) days after the date when deposited with the United States mail properly addressed, (iii) when receipt of a


                                    Annex II
                                  Ex. 6.5 -- 4

Notice sent by an overnight delivery service is confirmed by such overnight delivery service, or (iv) when receipt of the telex or telecopy is confirmed, as the case may be, unless the sending party has actual knowledge that a Notice was not received by the intended recipient.

    5.2 PATENT INFRINGEMENT. Customer shall indemnify and hold harmless Supplier, its successors and assigns, against any and all loss, damage or injury arising out of a claim or suit for alleged infringement of any patents related to the Products to the extent such infringement arises from Customer's specifications and Customer shall assume the defense of any and all such suits and pay all costs and expenses incidental thereto.

    5.3 NONDISCLOSURE. Data, drawings, specifications or other technical information furnished directly or indirectly, in writing or otherwise, to either party hereto by the other party pursuant to this Agreement shall in no event become the property of the recipient and shall be used only in fulfilling the obligations imposed by this Agreement and shall not be duplicated or disclosed to others or used in whole or in part for any other purpose. Such furnishing of data, drawings, specifications or other technical information shall not be construed as granting any rights whatsoever, express or implied, under any patents of the furnishing party. The parties acknowledge the existence of a
certain Management Services Agreement dated as of        , 1996 between Customer
and Supplier ("MS Agreement") and recognize that such agreement shall govern information transmitted to either party as a result of the MS Agreement.

    5.4 WAIVER. The failure of either of the parties to insist, in any one or more instances, upon performance of any of the terms or conditions of this Agreement, shall not be construed as a waiver or relinquishment of any rights granted hereunder for the future performance of any such term, covenant or condition.

    5.5 COMPLETE UNDERSTANDING. This Agreement constitutes the complete understanding among the parties. No alteration or modification of any of this Agreement's provisions shall be valid unless made in writing and signed by all the parties to this Agreement.

    5.6 APPLICABLE LAW. The laws of the State of Illinois shall govern all aspects of this Agreement, irrespective of the fact that one or more of the parties now is or may become a resident of a different state, or that one or more of the parties now or hereafter locates its principal office outside the State of Illinois. The parties shall submit all disputes which arise under this Agreement to state or federal courts located in the City of Chicago, Illinois for resolution. The parties acknowledge the aforesaid courts shall have exclusive jurisdiction over this Agreement and specifically waive any claims which they may have that involve jurisdiction or venue, including but not limited to forum non conveniens. Service of process for any claim which arises under this Agreement shall be valid if made in accordance with the notice provisions set forth in Section 5.1 of this Agreement. If service of process is made as aforesaid, the party served agrees that such service shall constitute valid service, and specifically waives any objections the party served may have under any state or federal law or rule concerning service of process. Service of process in accordance with this Section shall be in addition to and not to the exclusion of any other service of process method legally available.

    5.7 DESCRIPTIVE HEADINGS. All section headings, titles and subtitles are inserted in this Agreement for convenience of reference only, and are to be ignored in any construction of this Agreement's provisions.

    5.8 SEVERABILITY. If a court of competent jurisdiction rules that any one or more of this Agreement's provisions are invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any of this Agreement's other provisions, and this Agreement shall be construed as if it had never contained such invalid, illegal or unenforceable provision.

    5.9 ASSIGNMENT. This Agreement shall not be assignable without the prior written consent of all parties hereto. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.


                                    Annex II
                                  Ex. 6.5 -- 5

    5.10    COUNTERPARTS.   This  Agreement may  be  executed in  any  number of
counterparts and each of such counterparts for all purposes shall constitute an original.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the Effective Date.

                                          IJI ACQUISITION CORP.,
                                           an Illinois corporation
                                          By: __________________________________
                                          Its: _________________________________

                                          INTERNATIONAL JENSEN INCORPORATED,
                                           a Delaware corporation,
                                          By: __________________________________
                                          Its: _________________________________


                                    Annex II
                                  Ex. 6.5 -- 6

                                                                        ANNEX II
                                                                     EXHIBIT 6.6


                          SHARED FACILITIES AGREEMENT

    THIS  SHARED FACILITIES AGREEMENT (the "Agreement")  is made as of         ,
1996 ("Effective Date"), by and between IJI ACQUISITION CORP., an Illinois corporation the name of which is about to be changed to INTERNATIONAL JENSEN INCORPORATED ("Licensee"), and INTERNATIONAL JENSEN INCORPORATED, a Delaware corporation, the name of which is about to be changed to RECOTON AUDIO CORPORATION ("Licensor").

                              W I T N E S S E T H:

    WHEREAS, Licensor has agreed to sell to Licensee and Licensee has agreed to purchase from Licensor substantially all of the assets of Licensor's original equipment manufacturer's business (the "OEM Business") on the terms and conditions as set forth in the Amended and Restated Agreement for Purchase and Sale of Assets, dated as of January 3, 1996, by and between Licensee and Licensor (the "Purchase Agreement").

    WHEREAS, Licensor currently leases space at (i) 4136 North United Parkway, Schiller Park, Illinois (the "Schiller Park Facility") pursuant to the terms as outlined in the Schiller Park Facility Lease, a copy of which is attached hereto and incorporated herein as Schedule A(i) (the "Schiller Lease"); and (ii) the fourth (4th) floor in Building 25 of the Tri-State International Office Center, Lincolnshire, Illinois (the "Lincolnshire Facility"), pursuant to the terms as outlined in the Lincolnshire Facility Lease, a copy of which is attached hereto and incorporated herein as Schedule A(ii), the ("Lincolnshire Lease") (the Schiller Park Facility and the Lincolnshire Facility are collectively referred to as the "Shared Facilities").

    WHEREAS, Licensor desires to permit Licensee to utilize a portion of the space located at the Schiller Park Facility and a portion of the space located at the Lincolnshire Facility, and Licensee wishes to utilize a portion of the space located at the Schiller Park Facility and a portion of the space located at the Lincolnshire Facility, and in connection therewith Licensee and Licensor shall share certain costs and expenses attributable to the Shared Facilities, all in accordance with the terms and provisions of this Agreement.

    NOW,  THEREFORE, in consideration  of the above premises  and other good and
valuable  consideration,  the  receipt  and  sufficiency  of  which  is   hereby
acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                      DESCRIPTION OF THE LICENSED PREMISES

    1.1 SCHILLER PARK FACILITY. Subject to and in accordance with the terms and conditions of this Agreement, Licensor hereby grants to Licensee, and Licensee hereby accepts from Licensor, a non-transferable license (the "Schiller License") to use and occupy that portion of the Schiller Park Facility (the "Schiller Park Licensed Portion") for office use, engineering use and for no other purpose. "Licensee's Schiller Park Proportionate Share" shall be based on a fraction, the numerator of which is the total square footage of the office portion of the Schiller Park Facility utilized exclusively by Licensee and the denominator of which shall be the total square footage of the Schiller Park Facility utilized exclusively by Licensee plus the total square footage of the office portion of the Schiller Park Facility utilized exclusively by Licensor. In no event shall any part of the warehouse portion of the Schiller Park Facility be included within the Schiller Park Licensed Portion, and no expenses, of any nature or kind, attributable to the warehouse portion of the Schiller Park Facility shall be included as


                                    Annex II
                                  Ex. 6.6 -- 1
a portion of the License Fee (defined below) or the Operation Costs (defined below). As of the date of this Agreement, based upon the foregoing formula, the Licensee's Schiller Park Proportionate Share shall be fifty-eight percent (58%).

    1.2 LINCOLNSHIRE FACILITY. Subject to and in accordance with the terms and conditions of this Agreement, Licensor hereby grants to Licensee, and Licensee hereby accepts from Licensor, a non-transferable license (the "Lincolnshire License") to use and occupy that portion of the Lincolnshire Facility described below (the "Lincolnshire Licensed Portion") for office use and for no other purpose. "Licensee's Lincolnshire Proportionate Share" shall be based on a fraction, the numerator of which is the square footage in the Lincolnshire Facility to be utilized exclusively by Licensee (which shall include, as of the date of this Agreement, the square footage occupied by the IJI accounting department cubicles, the MIS department cubicles, the travel desk cubicles plus twenty-five percent (25%) of the gross square footage of all offices and cubicles utilized by persons subject to that certain Management Services Agreement, of even date herewith, by and between Licensor and Licensee (the "MS Agreement")) and the denominator shall be the total square footage of the Lincolnshire Facility utilized exclusively by Licensee exclusively plus the total square footage of the Lincolnshire Facility utilized exclusively by Licensor. As of the date of this Agreement, based on the foregoing formula, the Licensee's Lincolnshire Proportionate Share shall be twenty-one and 7/10ths percent (21.7%). The Schiller Park Licensed Portion and the Lincolnshire Licensed Portion are sometimes referred to as the "Licensed Premises."

    1.3 ADJUSTMENT OF LICENSED PORTION. The Schiller Park Licensed Portion and the Lincolnshire Licensed Portion, and the corresponding Schiller Park Proportionate Share and Lincolnshire Proportionate Share, shall be adjusted from time in accordance with the formulae set forth in Sections 1.1 and 1.2 hereof.

    1.4 NOT A LEASE. This Agreement does not and shall not be deemed to constitute a lease or a conveyance of the Licensed Premises by Licensor to Licensee, or to confer upon Licensee any right, title, estate or interest in the Licensed Premises. This Agreement grants to Licensee only a personal privilege to use and occupy the Licensed Premises for the License Period on and subject to the terms and conditions set forth herein. Licensee shall not permit the whole or any portion of the Licensed Premises to be occupied by any person or entity other than Licensee, and its officers, directors and employees in the performance of their duties on behalf of Licensee and Licensee's invitees, in the ordinary course of business.

    1.5 LICENSOR'S DEPARTURE FROM LINCOLNSHIRE FACILITY. Licensor shall have no obligation under this Agreement to remain in occupancy at the Lincolnshire Facility. Licensor shall, however, give Licensee at least six month's prior notice of its intention to vacate space at Lincolnshire and, if Licensor no longer occupies the Lincolnshire Facility, Licensor shall offer Licensee suitable space at the Schiller Park Facility or such other facilities to which Licensor shall have moved the operation currently conducted at the Lincolnshire Facility.

                                   ARTICLE 2
                  SHARING OF RENT AND BUSINESS OPERATION COSTS

    2.1 LICENSE FEE. Licensee shall pay to Licensor, on a monthly basis within ten (10) days after Licensee's receipt of a written invoice from Licensor (but in no event prior to the date that Licensor is required to pay monthly rent pursuant to the Schiller Lease and the Lincolnshire Lease, as applicable) an amount equal to (x) Licensee's Schiller Park Proportionate Share of the monthly base rent, additional rent and all other charges payable by Licensor under the Schiller Lease (exclusive of any portion of such items attributable or apportioned or allocated to the warehouse portion of the Schiller Park
Facility), and (y) Licensee's Lincolnshire Proportionate Share of the monthly base rent, additional rent and all other charges payable by Licensor under the Lincolnshire Lease.


                                    Annex II
                                  Ex. 6.6 -- 2

    2.2 BUSINESS OPERATION COSTS. Licensee shall pay Licensor, on a monthly basis within ten (10) days after Licensee's receipt of a written invoice from
Licensor, an amount equal to the sum of (x) Licensee's Schiller Park Proportionate Share of all Operation Costs (as hereinafter defined) attributable to the Schiller Park Facility, and (y) Licensee's Lincolnshire Proportionate Share of all Operation Costs attributable to the Lincolnshire Facility. For purposes of this Agreement, the term "Operation Costs" shall mean any and all costs and expenses incurred in operating and maintaining the Shared Facilities (exclusive of any and all amounts payable as or included within base rent or additional rent or otherwise charged to Licensee pursuant to Section 2.1 above) including without limitation utilities, property taxes, property and liability insurance to the extent payable by Licensor under the Schiller Lease or the Lincolnshire Lease, maintenance, repairs, telephone costs (including, without limitation, the telephone charges attributable to facsimile machines, but specifically excluding, with respect to the Lincolnshire Facility, the cost of the 800 telephone number and the cost of all international calls and with respect to the Schiller Park Facility the cost of all international calls), the cost of depreciation (based upon generally accepted accounting principles) of all furniture and fixtures owned by Licensor and located within the Shared Facilities (other than any furniture or equipment located within the warehouse portion of the Schiller Park Facility and other than MIS equipment located in the Lincolnshire Facility, which MIS equipment is owned by Licensee), coffee service costs, mail room supply costs, the salary and benefits payable to reception and mail room personnel employed by Licensor and servicing the Shared Facilities (other than the warehouse portion of the Schiller Park Facility) and costs of personnel providing building and similar services, such as receptionists, housekeepers, custodians and operators and similar support personnel. In no event shall licensee be responsible for any Operation Costs attributable to the warehouse portion of the Schiller Park Facility.

    2.3 SUBSEQUENT ADJUSTMENTS. Any subsequent adjustments to the monthly base rent, additional rent and all other charges pursuant to this Agreement shall be borne and/or enjoyed by Licensee in an amount equal to the Licensee's Schiller Park Proportionate Share and the Licensee's Lincolnshire Proportionate Share of such adjustment, as such shares may be adjusted from time to time. In addition, under no circumstances shall Licensee be liable to Licensor for any charges or costs related to Licensor's failure to pay, or late payments made by Licensor of any amounts due under the Schiller Lease or the Lincolnshire Lease.

    2.4 AUDIT. Licensee, upon reasonable prior written request to Licensor, may at its expense examine the books and records of the Licensor pertaining to Operation Costs, monthly base rent, additional rent and all other charges pursuant to this Agreement. Any such audit shall be conducted at the facility of Licensor where such records are maintained and shall be during normal business hours. Licensee shall maintain the results of any such audits in confidence except as otherwise required by law.

                                   ARTICLE 3
                                      TERM

    3.1 LICENSE PERIOD. The license period for each of the Licensed Premises under this Shared Facilities Agreement will commence on the Effective Date and will continue until such time as the lease term for such Shared Facility expires (the "License Period"), subject to earlier termination as set forth in Section
5.1 below.

                                   ARTICLE 4
                               CERTAIN COVENANTS

    4.1 BUSINESS INTERFERENCE. Neither party shall take any action which would violate the other's labor contracts, if any, affecting the building, or create any unreasonable building construction


                                    Annex II
                                  Ex. 6.6 -- 3
interruption, work stoppage, picketing, labor disruption or dispute, or take any action which is likely to interfere with the business of the other party at the Shared Facilities without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.

    4.2  INDEMNIFICATION.

        (a) Licensee shall, irrespective of whether it shall have been negligent in connection therewith, indemnify, protect, defend and save harmless Licensor and Licensor's officers, directors, contractors, agents and employees from and against any and all liability (statutory or otherwise), claims, suits, demands, damages (other than consequential damages), judgments, costs, fines, penalties, interest and expenses (including reasonable counsel and other professional fees and disbursements incurred in any action or proceeding), to which Licensor and/or any such officer, director, contractor, agent or employee may be subject or suffer arising from, or in connection with (i) the use and occupancy of the Licensed Premises by Licensee, or from any work, installation or thing whatsoever done or omitted (other than by Licensor or its agents or employees other than MSPs acting on behalf of Licensee) in or about the Licensed Premises during the License Period, (ii) any default by Licensee in the performance of Licensee's obligations under this Agreement, or (iii) any act, omission, carelessness, negligence or misconduct of Licensee or of Licensee's agents, representatives, invitees, guests, and employees (including MSPs acting for or with the knowing approval of Licensee).

        (b) Licensor shall, irrespective of whether it shall have been negligent in connection therewith, indemnify, protect, defend and save harmless Licensee and Licensee's officers, directors, contractors, agents and employees from and against any and all liability (statutory or otherwise), claims, suits, demands, damages (other than consequential damages), judgments, costs, fines, penalties, interest and expenses (including reasonable counsel and other professional fees and disbursements incurred in any action or proceeding), to which Licensee and/or any such officer, director, contractor, agent or employee may be subject or suffer arising from, or in connection with (i) the use and occupancy of the Shared Facilities, or from any work, installation or thing whatsoever done or omitted (other than by Licensee or its agents or employees) in or about the Shared Facilities during the License Period, (ii) any default by Licensor in the performance of Licensor's obligations under this Agreement, or (iii) any act, omission, carelessness, negligence or misconduct of Licensor or Licensor's agents, representatives, invitees, guests and employees (other than MSPs acting for or with the knowing approval of Licensee).

    4.3 INSURANCE. During the License Period, Licensee shall, at its own cost and expense:

        (a) Provide and keep in force commercial general liability insurance against liability for death, personal injury and property damage in an amount that shall not be less than (i) FIVE MILLION DOLLARS ($5,000,000.00) in respect of injuries to any one person, (ii) FIVE MILLION DOLLARS ($5,000,000.00) in respect of injuries from any one occurrence, and (iii) TWO MILLION DOLLARS ($2,000,000.00) in respect of property damage from any one occurrence. Licensor shall be named as an additional insured and covered under the insurance contracts.

        (b) Provide and keep in force insurance providing against loss by fire, lightning, the perils of extended coverage and malicious mischief covering the assets of Licensee at the Shared Facilities and any other alterations, improvements, equipment, furnishings, fixtures, property and contents in the Licensed Premises (collectively, "Licensee's Property"), at full replacement value.

    Each of Licensee and Licensor shall cause each policy carried by such parties insuring, as to Licensee, the Licensed Premises and Licensee's Property and, as to Licensor, the Licensor's Premises and the Licensor's personal property, against loss, damage, or destruction by fire or other casualty, to be written in a manner so as to provide that the insurance company waives all rights of recovery by way of subrogation against Licensor or Licensee, as the case may be, in connection with any loss or damage covered by any such policy.


                                    Annex II
                                  Ex. 6.6 -- 4

    All policies of insurance required to be obtained and maintained pursuant to
Section 4.3(a) shall name Licensor as an additional insured. All policies of insurance required hereunder shall be written and signed by solvent and responsible insurance companies reasonably satisfactory to Licensor. Unless otherwise provided herein, certificates of insurance for insurance coverages required hereunder shall be deposited with Licensor prior to occupancy of either of the Shared Facilities by Licensee. Not less than fifteen (15) days prior to the expiration dates of said insurance coverages, renewal certificates shall be deposited with Licensor. If Licensee fails to deposit with Licensor any certificate of insurance required hereunder, after thirty (30) days advance notice and prior to the provision of such certificate, Licensor may, at its option, obtain the insurance coverages in respect of which the required policy or certificate was not provided, at the expense of the Licensee, and the cost thereof shall be paid to the Licensor upon written demand.

    4.4 ALTERATION OF LICENSED PREMISES. Licensor shall have no obligation to alter, improve, decorate, or otherwise prepare the Licensed Premises for Licensee's use and occupancy. Licensee shall make no installations, changes, alterations, restorations, renovations, replacements, additions, improvements and betterments, whether structural or non-structural, without Licensor's prior written consent and then only by contractors or mechanics approved in writing by Licensor.

    4.5 USE OF LICENSED PREMISES. Licensee shall, at all times, use the Licensed Premises only in a manner which is in full compliance with all present and future laws, orders, rules and regulations of all state, federal, municipal and local governments, departments, commissions and boards asserting jurisdiction over Licensee, Licensor or the Shared Facilities, and any direction of any public officer pursuant to law.

    4.6 REPAIR OF LICENSED PREMISES. Licensee shall, throughout the License Period, take good care of the Licensed Premises and the fixtures and appurtenances therein. The parties acknowledge and agree that all repairs that may arise in the ordinary course of business shall be made by Licensor, and the cost thereof shall be included within the definition of Operation Costs. All damage or injury to the Licensed Premises or to any other part of the Shared Facilities or the buildings in which the Shared Facilities are located, or to their fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, but specifically excluding ordinary wear and tear, caused by or resulting from carelessness, omission, neglect or improper conduct of Licensee, or Licensee's agents, employees, contractors, representatives or guests, shall be repaired promptly by Licensee at its sole cost and expense, to the reasonable satisfaction of Licensor. All damage or injury to the Shared Facilities or the buildings in which the Shared Facilities are located, or to their fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, but specifically excluding ordinary wear and tear, caused by or resulting from carelessness, omission, neglect or improper conduct of Licensor, or Licensor's agents, employees, contractors, representatives or guests, shall be repaired promptly by Licensor at its sole cost and expense, to the reasonable satisfaction of the Licensee. Licensee shall also repair all damage to the Shared Facilities and the Licensed Premises and to the buildings in which the Shared Facilities are located caused by the installation of any improvements by or on behalf of Licensee or the moving of Licensee's Property. All of the aforesaid repairs shall be of quality or class equal to the original work or construction.

    4.7   COVENANTS OF LICENSOR.   Licensor covenants and agrees that throughout
the License Period, Licensor shall:

        (a) Pay all minimum rent, additional rent and other charges due and payable under the Schiller Park Lease and the Lincolnshire Lease and otherwise full comply with all terms and conditions of the Schiller Park Lease and the Lincolnshire Lease; and

        (b) Cause Licensee to be named an additional insured under all liability insurance policies covering the Shared Facilities.


                                    Annex II
                                  Ex. 6.6 -- 5

                                   ARTICLE 5
                                  TERMINATION

    5.1  TERMINATION.

        (a) The license granted by this Agreement with respect to a Shared Facility shall terminate upon the earlier of the following events:

           (i) The expiration of the underlying lease term for each such Shared Facility;

           (ii) If all or a material portion of such Licensed Premises or such Shared Facility shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, or conveyance shall be made in lieu of appropriation or taking, or are destroyed by fire, in which case all items required to be paid by Licensee pursuant to Article 2 of this Agreement shall be prorated to the date of the taking;

          (iii) For any reason or no reason: (i) by Licensee, upon not less than six (6) month's prior written notice to Licensor; and (ii) after the first six (6) months of the Term, by Licensor, upon not less than six (6) month's prior written notice to Licensee, provided that in no event shall any such termination by Licensor be effective prior to the first anniversary of the date of full execution and delivery of this Agreement except as otherwise set forth in Section 1.5; or

        (b) If Licensee shall default in fulfilling any of its covenants or obligations hereunder and such default shall remain uncured for a period in excess of ten (10) days after written notice of such default with respect to monetary defaults and thirty (30) days after written notice of such default with respect to non-monetary defaults (provided that if Licensee commences any such cure of a non-monetary default within such thirty (30) day period and thereafter diligently pursues such cure to completion, such thirty (30) day cure period shall be automatically extended to such period as is reasonably necessary to cure such non-monetary default but in no event longer than 90 days), in addition to any other rights and remedies available to Licensor, Licensor may terminate the license for either or both Licensed Premises by the giving of written notice to Licensee, whereupon such license shall terminate on the date set forth in said notice, and Licensee shall vacate such Licensed Premise(s) on said date as if that date were the date of the expiration of the License Period as set forth herein.

    5.2 REMOVAL OF PURCHASED ASSETS. All of Licensee's Property, including the Purchased Assets as that term is defined in the Purchase Agreement, shall be removed by Licensee from a Shared Facility not later than thirty (30) days following the termination of the license for such facility, at the expense of Licensee.

                                   ARTICLE 6
                CONDEMNATION, DAMAGE OR DESTRUCTION OF PREMISES

    6.1 CONDEMNATION. In the event of any condemnation or taking of all or a portion of either of both of the Shared Facilities, Licensor shall, except as specifically set forth in this sentence, be entitled to receive the entire award in the condemnation proceeding, and Licensee hereby expressly assigns to Licensor any and all right, title and interest of Licensor now or hereafter arising in or to any award or any part thereof, and Licensee shall be entitled to receive no part of any award except to the extent that any award is related to the cost of Licensee moving out to the Licensed Premises. Licensor shall have no obligation to relocate Licensee or substitute new facilities for the Shared Facility.

    6.2 DAMAGE OR DESTRUCTION OF THE PREMISES. Except as otherwise set forth herein, Licensor shall have no obligation to relocate Licensee, restore any damaged premises, or substitute new premises for any damaged or destroyed portions of a Shared Facility in question.


                                    Annex II
                                  Ex. 6.6 -- 6

                                   ARTICLE 7
                                 MISCELLANEOUS

    7.1 LANDLORD CONSENT. If either or both of the Schiller Lease or the Lincolnshire Lease require that Licensor obtain the consent of the landlord thereunder in connection with the performance of this Agreement, Licensor shall exercise commercially reasonable efforts to obtain such consent from the landlord in question at Licensee's sole cost and expense. Licensee shall exercise commercially reasonable efforts to cooperate with Licensor in obtaining all such consents. If Licensor shall not be able to obtain such consent, the License with respect to such Leased Premises shall be of no force or effect.

    7.2 NOTICE. Any notice, request, consent or communication (collectively "Notice") sent under this Agreement shall be effective only if it is in writing and (a) personally delivered, (b) sent by certified or registered mail, return receipt requested, postage prepaid, or (c) sent by a nationally recognized overnight delivery service, with delivery confirmed, or (d) telexed or telecopied with receipt confirmed, addressed as follows:

    If to           International Jensen Incorporated/Recoton Audio Corporation
    Licensor:       25 Tri-State International Office Center
                    Suite 400
                    Lincolnshire, Illinois 60069
                    Attention: Mr. Marc T. Tanenberg
                    Telecopier: (847) 317-3855
                    Telephone: (847) 317-3700
                    AND
                    Recoton Corporation
                    2950 Lake Emma Road
                    Lake Mary, Florida 32746
                    Attention: Mr. Stuart Mont
                    Telecopier: (407) 333-8903
                    Telephone: (407) 333-8900

    with a copy     Stroock & Stroock & Lavan
    to:             Seven Hanover Square
                    New York, New York 10004
                    Attention: Theodore S. Lynn, Esq.
                    Telecopier: (212) 806-6006
                    Telephone: (212) 806-5400

    If to           IJI Acquisition Corp.
    Licensee:       25 Tri-State International Office Center
                    Suite 400
                    Lincolnshire, Illinois 60069
                    Attention: Mr. Robert G. Shaw
                    Telecopier: (847) 317-3774
                    Telephone: (847) 317-3777

    with a copy     Wildman, Harrold, Allen & Dixon
    to:             225 West Wacker Drive
                    Chicago, Illinois 60606-1229
                    Attention: Richard B. Thies, Esq.
                    Telecopier: (312) 201-2555
                    Telephone: (312) 201-2000


                                    Annex II
                                  Ex. 6.6 -- 7
or such other persons or addresses as shall be furnished in writing by any party to the other party. A Notice shall be deemed to have been given as of the date when (i) personally delivered, (ii) five (5) days after the date when deposited with the United States mail properly addressed, (iii) when receipt of a Notice sent by an overnight delivery service is confirmed by such overnight delivery service, or (iv) when receipt of the telex or telecopy is confirmed, as the case may be, unless the sending party has actual knowledge that a Notice was not received by the intended recipient.

    7.3 WAIVER. The failure of either of the parties to insist, in any one or more instances, upon performance of any of the terms or conditions of this Agreement, shall not be construed as a waiver or relinquishment of any rights granted hereunder or the future performance of any such term, covenant or condition.

    7.4 APPLICABLE LAW. The laws of the State of Illinois shall govern all aspects of this Agreement, irrespective of the fact that one or more of the parties now is or may become a resident of a different state, or that one or more of the parties now or hereafter locates its principal office outside the State of Illinois. The parties shall submit all disputes which arise under this Agreement to state or federal courts located in the City of Chicago, Illinois for resolution. The parties acknowledge the aforesaid courts shall have exclusive jurisdiction over this Agreement and specifically waive any claims which they may have that involve jurisdiction or venue, including but not limited to forum non conveniens. Service of process for any claim which arises under this Agreement shall be valid if made in accordance with the notice provisions set forth in Section 7.2 of this Agreement. If service of process is made as aforesaid, the party served agrees that such service shall constitute valid service, and specifically waives any objections the party served may have under any state or federal law or rule concerning service of process. Service of process in accordance with this Section shall be in addition to and not to the exclusion of any other service of process method legally available.

    7.5 DESCRIPTIVE HEADINGS. All section headings, titles and subtitles are inserted in this Agreement for the convenience of reference only, and are to be ignored in any construction of this Agreement's provisions.

    7.6 SEVERABILITY. If a court of competent jurisdiction rules that any one or more of this Agreement's provisions are invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any of this Agreement's other provisions, and this Agreement shall be construed as if it had never contained such invalid, illegal or unenforceable provision.

    7.7    COUNTERPARTS.   This  Agreement  may  be executed  in  any  number of
counterparts and each of such counterparts for all purposes shall constitute an original.

    7.8 COMPLETE UNDERSTANDING. This Agreement constitutes the complete understanding among the parties with respect to the subject matter of this Agreement. No alteration or modification of any of this Agreement's provisions shall be valid unless made in writing and signed by all the parties to this Agreement.

    7.9    SURVIVAL.    Notwithstanding anything  herein  to  the  contrary, the
provisions of Sections 2.4, 4.2, 4.6 and 5.2 shall survive termination of the licenses granted herein.

    7.10 NO AGENCY. Neither party shall be considered as, or hold itself out to be, an agent of the other party or act for or bind the other party in any dealing with a third party.


                                    Annex II
                                  Ex. 6.6 -- 8

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the Effective Date.

                                          LICENSEE:

                                          IJI ACQUISITION CORP.,
                                           an Illinois corporation
                                          By: __________________________________
                                          Its: _________________________________

                                          LICENSOR:

                                          INTERNATIONAL JENSEN INCORPORATED,
                                           a Delaware corporation
                                          By: __________________________________
                                          Its: _________________________________


                                    Annex II
                                  Ex. 6.6 -- 9

                                                                        ANNEX II
                                                                     EXHIBIT 6.7


                           NON-COMPETITION AGREEMENT

    THIS NON-COMPETITION AGREEMENT (the "Agreement") is made as of        , 1996
(the "Effective Date"), by and among IJI ACQUISITION CORP., an Illinois corporation, the name of which is about to be changed to INTERNATIONAL JENSEN INCORPORATED ("Purchaser"), INTERNATIONAL JENSEN INCORPORATED, a Delaware corporation, the name of which is about to be changed to RECOTON AUDIO CORPORATION after its acquisition by RC Acquisition Sub, Inc. ("Seller"), RECOTON CORPORATION, a New York corporation ("Recoton"), RC ACQUISITION SUB, INC., a Delaware corporation and wholly-owned subsidiary of Recoton ("Acquisition Sub"), and FUJI CONE, INC., a Delaware corporation and wholly-owned subsidiary of Seller ("Fuji Cone") (Recoton, Acquisition Sub and Fuji Cone together are the "Related Companies").

                              W I T N E S S E T H:

    WHEREAS, Seller has agreed to sell to Purchaser and Purchaser has agreed to purchase from Seller substantially all of the assets of Seller's original equipment manufacturer's business (the "Purchased Assets"), on the terms and conditions as set forth in the Amended and Restated Agreement for the Purchase and Sale of Assets of International Jensen Incorporated, dated as of January 3, 1996, by and between Purchaser and Seller (the "Purchase Agreement");

    WHEREAS, the original equipment manufacturer's business consists of the business of designing, manufacturing and marketing of speakers and speaker components and related products for and to domestic and international automotive, truck, recreational vehicle, aircraft or other motorized vehicle ("Vehicular") original equipment manufacturers (the "OEM Business") (the term "related products" shall include, without limitation, new products or extensions of existing product lines which are complimentary to the OEM Business and not competitive with the Branded Business (as defined below) as now conducted);

    WHEREAS, Purchaser is not purchasing that portion of Seller's business which consists of designing, manufacturing, and marketing of speakers and speaker components and related branded products in the domestic and international Vehicular aftermarket and home audio markets (the "Branded Business") (the term "related branded products" shall include, without limitation, new products or extensions of existing product lines which are complimentary to the Branded Business and not competitive with the OEM Business as now conducted);

    WHEREAS, the continued involvement by Seller in a business in competition with Purchaser would diminish the value of the Purchased Assets;

    WHEREAS, the involvement by Purchaser in a business in competition with Seller would diminish the value of those assets retained and used by Seller with respect to the Branded Business; and

    WHEREAS, as an inducement to Purchaser to consummate its purchase of the OEM Business, Seller is willing to not compete with Purchaser, or any of its affiliates, with respect to the OEM Business, as more fully set forth herein, and, as an inducement to Seller to consummate its sale of the OEM Business to Purchaser, Purchaser is willing to not compete with Seller or any of its affiliates with respect to the Branded Business, as more fully set forth herein.


                                    Annex II
                                  Ex. 6.7 -- 1

    NOW, THEREFORE, in consideration of the above premises, the consideration under the Purchase Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    1. RESTRICTIVE COVENANT BY SELLER AND RELATED COMPANIES. Except as otherwise stated herein, for a period of time which is the lesser of (A) three
(3) consecutive years commencing as of the Effective Date, or (B) so long as a change in control of Purchaser (within the meaning of Section 2.3 of the MS Agreement), has not occurred, Seller and the Related Companies shall not:

        (a) Directly or indirectly, either individually or as a principal, partner, agent, employer, consultant, stockholder, joint venturer, or investor, or in any other manner or capacity whatsoever, engage in, assist or have any active interest in a business that engages in the OEM Business as it exists on the Effective Date, located anywhere in the United States of America or any foreign country in which Purchaser, Seller or any of the Related Companies have conducted business within the past three (3) years. Notwithstanding anything to the contrary contained herein, this Section shall not preclude Seller or any of the Related Companies from owning less than five percent (5%) of the outstanding securities of a corporation which is publicly traded either on a securities exchange or over-the-counter and which engages in a business or lines of business similar to the OEM Business.

        (b) Directly or indirectly, either individually or as a principal, partner, agent, employer, consultant, stockholder, joint venturer, or investor, or in any other manner or capacity whatsoever:

           (i) divert or attempt to divert from Purchaser, or any of its affiliates, any OEM Business with respect to any customer or account with which Seller or any of the Related Companies had any contact or association, or which was under the supervision of Seller or any of the Related Companies or the identity of which was learned by Seller as a result of Seller's ownership of the Purchased Assets, in each case within three (3) years prior thereto; or

           (ii) induce any employee, salesperson, distributor, supplier, vendor, manufacturer, representative, agent, jobber or other person transacting OEM Business with Purchaser or any of its affiliates, to terminate their relationship or association with Purchaser, or any of its affiliates or to represent, distribute or sell services or products in competition with services or products relating to the OEM Business of Purchaser, or any of its affiliates.

    2. RESTRICTIVE COVENANT BY PURCHASER. Except as otherwise stated herein, for a period of time which is the lesser of (A) three (3) consecutive years commencing as of the Effective Date, or (B) so long as a change in control of Purchaser (within the meaning of Section 2.3 of the MS Agreement), has not occurred, Purchaser shall not:

        (a) Directly or indirectly, either individually or as a principal, partner, agent, employer, consultant, stockholder, joint venturer, or investor, or in any other manner or capacity whatsoever, engage in, assist or have any active interest in a business that engages in the Branded Business or any business of Recoton or its affiliates as it exists on the Effective Date, located anywhere in the United States of America or any foreign country in which Purchaser, Seller or any of the Related Companies have conducted business within the past three (3) years. Notwithstanding anything to the contrary contained herein, this Section shall not preclude Purchaser from owning not more than five percent (5%) of the outstanding securities of a corporation which is publicly traded either on a securities exchange or over-the-counter and which engages in a business or lines of business similar to the Branded Business.


                                    Annex II
                                  Ex. 6.7 -- 2

        (b) Directly or indirectly, either individually or as a principal, partner, agent, employer, consultant, stockholder, joint venturer, or investor, or in any other manner or capacity whatsoever:

           (i) divert or attempt to divert from Seller or any of the Related Companies or any of their affiliates any Branded Business with respect to any customer or account with which Seller or any of the Related Companies had any contact or association, or which was under the supervision of Seller or any of the Related Companies, in each case within three (3) years prior thereto; or

           (ii) induce any employee, salesperson, distributor, supplier, vendor, manufacturer, representative, agent, jobber or other person transacting business relating to the Branded Business with Seller, any of the Related Companies, or any of their affiliates, to terminate their relationship or association with Seller, any of the Related Companies, or any of their affiliates, or to represent, distribute or sell services or products in competition with services or products relating to the Branded Business of Seller, any of the Related Companies, or any of their affiliates.

    3. NON-DISCLOSURE BY SELLER. Seller and the Related Companies shall not at any time or in any manner, directly or indirectly use or disclose to any party, other than Purchaser, any OEM Business Confidential Information (as that term is defined below). "OEM Business Confidential Information" means trade secrets or other information known, learned or obtained by Seller and/or the Related Companies or disclosed to Seller and/or the Related Companies as a consequence of Seller's ownership of the OEM Business or otherwise, and which is not generally known in the industry, and that relates solely to the OEM Business or its products, processes, services, inventions (whether patentable or not), formulas, techniques or know-how, including, but not limited to, information relating to distribution systems and methods, research, development, manufacturing, purchasing, accounting, engineering, marketing, merchandising and selling.

    4. NON-DISCLOSURE BY PURCHASER. Purchaser shall not at any time or in any manner, directly or indirectly use or disclose to any party, other than Seller and/or the Related Companies, any Branded Business Confidential Information (as that term is defined below). "Branded Business Confidential Information" means trade secrets or other information known, learned, or obtained by Purchaser or disclosed to Purchaser as a consequence of its purchase of the OEM Business or otherwise, and which is not generally known in the industry and which relates solely to the Branded Business or its products, processes, services, inventions (whether patentable or not), formulas, techniques or know-how, including, but not limited to, information relating to distribution systems and methods, research, development, manufacturing, purchasing, accounting, engineering, marketing, merchandising and selling.

    5.  EXCEPTION TO NON-DISCLOSURE.  The parties acknowledge the existence of a
certain  Management  Services Agreement  dated as  of            ,  1996 between
Purchaser and Seller (the "MS Agreement") and the Supply and Services  Agreement
dated  as of        , 1996 between Purchaser and Seller (the "Supply Agreement")
and recognize that the non-disclosure provisions as set forth in Sections 3 and 4 of this Agreement will not apply to information properly transmitted to either party pursuant to the MS Agreement and the Supply Agreement.

    6.    EXCLUSIONS TO  AGREEMENT.   Notwithstanding  anything to  the contrary
contained herein, the following activities shall be excluded from the scope of this Agreement and shall not constitute a violation of this Agreement:

        (a) Selling by Seller and/or the Related Companies of antennas and airplane headsets and selling by Seller and/or the Related Companies of 12-Volt products to Vehicular customers for aftermarket applications;


                                    Annex II
                                  Ex. 6.7 -- 3

        (b) Designing, manufacturing, marketing and selling of "non-branded speakers" and speaker components and related products by Purchaser to any original equipment manufacturer customer, whether or not such customer competes with the Seller or any of the Related Companies. For purposes of this Agreement "non-branded speakers" shall mean any speakers to be sold under the trademark of an original equipment manufacturer or without any trademark;

        (c) Selling by Purchaser of assembled speakers to other speaker companies for Vehicular installation;

        (d) Selling of licensed trademarked speakers by Purchaser to Vehicular original equipment manufacturers as permitted under the License Agreement,
    dated        , 1996 by and between Purchaser and Seller; and

        (e) Purchaser inducing or causing any MSP, as that term is defined in the MS Agreement, to leave the employ of Seller or any Related Company within the period during of the term of employment of Robert G. Shaw by Seller or any Related Company and ending six months thereafter on condition that Purchaser shall assume all obligations to such employee (other than Robert G. Shaw) under any then-existing employment or severance agreements and shall indemnify and hold the prior employer harmless from any liability under any such agreements. Notwithstanding the foregoing, if the MSP is terminated (actually or constructively) by Seller or any Related Company, Purchaser may employ such MSP and shall not be required to assume the obligations to such MSP under any employment agreement or severance agreement and shall not indemnify the Seller or any Related Company.

    7.  REMEDIES.

    (a) The parties to this Agreement acknowledge that this Agreement is intended to protect and preserve legitimate business interests of Seller, the Related Companies and Purchaser. Each of Seller, the Related Companies and Purchaser acknowledge that any violation of the provisions of this Agreement by the other may cause serious and irreparable damage to the non-breaching party, and further acknowledge that it might not be possible to measure such damages in money in such event. Accordingly, the parties agree that, in the event of a violation of the provisions of this Agreement, the non-breaching party may seek, in addition to any other rights or remedies, including money damages, an injunction or restraining order restraining the breaching party from doing or continuing to do or performing any acts constituting such a violation.

    (b) The parties' remedies under this Agreement shall be cumulative and not exclusive and the recovery of money damages hereunder or under any other agreement to which Seller and Purchaser are a party shall not preclude the non-breaching party from pursuing temporary or permanent injunctive relief as otherwise provided herein.

    8.   NOTICE.   Any notice,  request, consent  or communication (collectively
"Notice") sent under this Agreement shall be effective only if it is in writing and (a) personally delivered, (b) sent by


                                    Annex II
                                  Ex. 6.7 -- 4
certified or registered mail, return receipt requested, postage prepaid, (c) sent by a nationally recognized overnight delivery service, with delivery confirmed addressed as follows, or (d) telexed or telecopied with receipt confirmed, addressed as follows:

    If to Seller and the    International Jensen Incorporated/Recoton Audio Corporation
     Related Companies:     25 Tri-State International Office Center
                            Suite 400
                            Lincolnshire, Illinois 60069
                            Attention: Mr. Marc T. Tanenberg
                            Telecopier: (847) 317-3855
                            Telephone: (847) 317-3700
                            AND
                            Recoton Corporation
                            2950 Lake Emma Road
                            Lake Mary, Florida 32746
                            Attention: Mr. Stuart Mont
                            Telecopier: (407) 333-8903
                            Telephone: (407) 333-8900

    with a copy to:         Stroock & Stroock & Lavan
                            Seven Hanover Square
                            New York, New York 10004
                            Attention: Theodore S. Lynn, Esq.
                            Telecopier: (212) 806-6006
                            Telephone: (212) 806-5400

    If to Purchaser:        IJI Acquisition Corp./International Jensen Incorporated
                            25 Tri-State International Office Center
                            Suite 400
                            Lincolnshire, Illinois 60069
                            Attention: Mr. Robert G. Shaw
                            Telecopier: (847) 317-3774
                            Telephone: (847) 317-3777

    with a copy to:         Wildman, Harrold, Allen & Dixon
                            225 West Wacker Drive
                            Chicago, Illinois 60606-1229
                            Attention: Richard B. Thies, Esq.
                            Telecopier: (312) 201-2555
                            Telephone: (312) 201-2521

or such other persons or addresses as shall be furnished in writing by any party to the other party. A Notice shall be deemed to have been given as of the date
(i) when personally delivered, (ii) five (5) days after the date when deposited with the United States mail properly addressed, (iii) when receipt of a Notice sent by an overnight delivery service is confirmed by such overnight delivery service, or (iv) when receipt of the telex or telecopy is confirmed, as the case may be, unless the sending party has actual knowledge that a Notice was not received by the intended recipient.

    9. COMPLETE UNDERSTANDING. This Agreement constitutes the complete understanding among the parties. No alteration or modification of any of this Agreement's provisions shall be valid unless made in writing and signed by all the parties to this Agreement.

    10. APPLICABLE LAW. The laws of the State of Illinois shall govern all aspects of this Agreement, irrespective of the fact that one or more of the parties now is or may become a resident of a different


                                    Annex II
                                  Ex. 6.7 -- 5
state, or that one or more of the parties now or hereafter locates its principal office outside the State of Illinois. The parties shall submit all disputes which arise under this Agreement to state or federal courts located in the City of Chicago, Illinois for resolution. The parties acknowledge the aforesaid courts shall have exclusive jurisdiction over this Agreement and specifically waive any claims which they may have that involve jurisdiction or venue, including but not limited to forum non conveniens. Service of process for any claim which arises under this Agreement shall be valid if made in accordance with the notice provisions set forth in Section 8 of this Agreement. If service of process is made as aforesaid, the party served agrees that such service shall constitute valid service, and specifically waives any objections the party served may have under any state or federal law or rule concerning service of process. Service of process in accordance with this Section shall be in addition to and not to the exclusion of any other service of process method legally available.

    11. DESCRIPTIVE HEADINGS. All section headings, titles and subtitles are inserted in this Agreement for the convenience of reference only, and are to be ignored in any construction of this Agreement's provisions.

    12. SEVERABILITY. If a court of competent jurisdiction rules that any one or more of this Agreement's provisions are invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any of this Agreement's other provisions, and this Agreement shall be construed as if it had never contained such invalid, illegal or unenforceable provision.

    13.   COUNTERPARTS.    This Agreement  may  be  executed in  any  number  of
counterparts and each of such counterparts for all purposes shall constitute an original.

    14. WAIVER. The failure of either of the parties to insist, in any one or more instances, upon performance of any of the terms or conditions of this Agreement, shall not be construed as a waiver or relinquishment of any rights granted hereunder or the future performance of any such term, covenant or condition.


                                    Annex II
                                  Ex. 6.7 -- 6

    IN WITNESS WHEREOF, the parties have made and entered into this Agreement as of the Effective Date.

                                          INTERNATIONAL JENSEN INCORPORATED,
                                           a Delaware corporation
                                          By: __________________________________
                                          Its: _________________________________

                                          IJI ACQUISITION CORP., an Illinois
                                           corporation
                                          By: __________________________________
                                          Its: _________________________________

                                          RECOTON CORPORATION, a New York
                                           corporation
                                          By: __________________________________
                                          Its: _________________________________

                                          RC ACQUISITION SUB, INC., a Delaware
                                           corporation
                                          By: __________________________________
                                          Its: _________________________________

                                          FUJI CONE, INC., a Delaware
                                          corporation
                                          By: __________________________________
                                          Its: _________________________________


                                    Annex II
                                  Ex. 6.7 -- 7

                                                                        ANNEX II
                                                                     EXHIBIT 6.8


                               LICENSE AGREEMENT

    THIS  LICENSE AGREEMENT (the "Agreement") is made as of          , 1996 (the
"Effective Date"), by and between INTERNATIONAL JENSEN INCORPORATED, a Delaware corporation the name of which is about to be changed to RECOTON AUDIO CORPORATION ("Licensor"), and IJI ACQUISITION CORP., an Illinois corporation the name of which is about to be changed to INTERNATIONAL JENSEN INCORPORATED ("Licensee").

                              W I T N E S S E T H:

    WHEREAS, Licensor has been engaged in the business of, inter alia, designing, manufacturing and marketing speakers and speaker components and related products, including, without limitation, new products or extensions of existing product lines which are complimentary to the OEM Business as defined below (collectively hereinafter "Speaker Equipment") for and to domestic and international automotive, truck, recreational vehicle, aircraft or other motorized vehicle ("Vehicular") original equipment manufacturers (the "OEM Business");

    WHEREAS, Licensor has used various trademarks in connection with the OEM Business and its other businesses, including, but not limited to, the trademarks identified in Schedule 1 of this Agreement (the "Trademarks") which are registered in the countries noted in Schedule 1;

    WHEREAS, Licensor has sold the OEM Business to Licensee pursuant to the terms and conditions of that certain Amended and Restated Agreement for Purchase and Sale of Assets by and between Licensor and Licensee, dated as of January 3, 1996; and

    WHEREAS, Licensee desires to utilize the Trademarks in the conduct of the OEM Business.

    NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee agree as follows:

    1. GRANT OF LICENSE. Licensor hereby grants to Licensee, and Licensee hereby accepts, upon the terms and conditions set forth in this Agreement, the exclusive right (the "License") to use the Trademarks in the countries where Licensor has registered rights for the Trademarks (and in those countries where Licensor subsequently acquires registered rights for the Trademarks) for Speaker Equipment sold to Vehicular original equipment manufacturers through the OEM Business ("OEM Speaker Equipment").

    2. TERM OF LICENSE. Subject to the terms of Paragraph 5 hereof, the term of the License is ten (10) years from the Effective Date (the "Original Term"). Upon written notice to Licensor given no earlier than one hundred eighty (180) days or no later than thirty (30) days before the then-scheduled expiration of the term, Licensee, in its sole discretion may elect to renew this Agreement for two (2) additional five (5) year terms (the "Renewal Terms") (the Original Term and the Renewal Terms, if applicable, hereinafter collectively are referred to as the "Term") if Licensee is in compliance with the terms of this Agreement at the time of such notice. Any written notice to renew the Term of the License shall be made not less than thirty (30) days prior to the end of the Original Term or the first Renewal Term, as the case may be.

    3.  ROYALTY.

        (a) Licensee shall pay to Licensor during the Term the following royalties (collectively hereinafter referred to as the "Royalty" or the "Royalties"):


                                    Annex II
                                  Ex. 6.8 -- 1

           (i) with respect to OEM Speaker Equipment utilizing the mark "Jensen" or any derivative of "Jensen," a royalty to be agreed upon by the parties which shall be no less than one percent (1%) and no more than two percent (2%) of Net Revenues (as defined below); and

           (ii) with respect to OEM Speaker Equipment utilizing any Trademark other than "Jensen" or any derivative of "Jensen," the royalty shall be five percent (5%) of Net Revenues.

    OEM Speaker Equipment sold in connection with the use of any of the Trademarks is hereinafter referred to as "Licensed Products."

        (b) Such Royalty shall accrue when the Licensed Products are shipped by Licensee or a wholly-owned subsidiary of Licensee to a party not wholly owned by Licensee (a "Third Party"). If a Third Party is owned in part by Licensee or an affiliate of Licensee, a further Royalty shall be due (against which any prior Royalty may be credited) upon any further sale of a Licensed Product by such Third Party.

        (c) As used herein, the term "Net Revenues" shall mean gross sales to Third Parties, less returns actually credited.

    4. SUBLICENSE. Licensee may sublicense, subject to the terms of this Agreement (including without limitation the right of Licensor to audit the books of the sublicensee), any rights (other than the right to sublicense) granted to it under this Agreement to any domestic or international Vehicular original equipment manufacturer for the term of the license hereunder. Any royalties derived from any such sublicense shall be divided equally between Licensor and Licensee.

    5. CHANGE IN CONTROL. Upon a "Change of Control of Licensee" (as defined below), the terms and conditions governing the License granted to Licensee hereunder shall change, as follows:

        a. There shall be a minimum annual royalty for each trademark of One Hundred Thousand Dollars ($100,000) commencing two (2) years after the Change of Control (prior to the end of the two (2) year period, as described herein and by written notice to Licensor, the successor licensee may elect not to retain its License for any one or more Trademark or Trademarks);

        b. No sublicenses shall be granted after the Change of Control of Licensee other than with Licensor's prior written approval and the royalties on such sublicenses shall be divided seventy percent (70%) to Licensor and thirty percent (30%) to the Licensee;

        c. The successor licensee may renew the Term of this Agreement for a period of up to ten (10) years, which when added to the expired portion of the Term does not exceed twenty (20) years; and

        d. Royalties on the mark "Jensen" shall immediately increase to three percent (3%).

    A "Change of Control of Licensee" shall have occurred if Robert G. Shaw ("Shaw") shall not: (i) be a member of the Board of Directors of Licensee; (ii) be either an executive officer or chairman of the Board of Licensee; and (iii) own beneficially more shares of the voting stock of Licensee than any other stockholder of Licensee (or "group" of stockholders, as referred to in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) but in any event more than thirty percent (30%) of the outstanding voting stock; PROVIDED, HOWEVER, that the death or permanent disability of Shaw shall not be considered a "Change of Control of Licensee" so long as Shaw's estate or heirs, or any trust for the benefit solely of the heirs of Shaw, collectively, meet the test set forth above in clause (iii). For purposes of this Agreement, a person shall be deemed to own beneficially any shares of Licensee which are owned by himself, his spouse, any descendant of his, or any trust, partnership, corporation, joint venture, or limited liability company which has been created primarily for his benefit and/or for the benefit of his spouse or any descendant of such person.

    6.  ACCOUNTING.


                                    Annex II
                                  Ex. 6.8 -- 2

        (a) Licensee shall deliver to Licensor on the fifteenth (15th) day following the end of each calendar year quarter, and on the thirtieth (30th) day of the month following termination or expiration of this Agreement, a complete and accurate statement (a "Royalty Statement") of sales of Licensed Products (including sales by any sublicensee), for the immediately preceding calendar year quarter or portion thereof by Licensee and its affiliates thereof ("Royalty Period"). Each Royalty Statement shall be certified as accurate by an officer of Licensee and shall include a computation of Gross Revenues and Royalty due. A Royalty Statement shall be furnished to Licensor with respect to each Royalty Period whether or not any Licensed Products have been shipped, distributed or sold, and whether or not Royalties have been earned during such Royalty Period.

        (b) The amount shown in the Royalty Statements as being due Licensor, unless otherwise directed in writing by Licensor, shall be paid by wire transfer to an account designated in writing by Licensor on the dates provided herein for submission of such statements and Licensee shall transmit by facsimile to Licensor on such payment date a copy of the applicable Royalty Statement.

    7.  BOOKS AND RECORDS.

        (a) Licensee shall keep accurate books of account and records at its principal place of business, or such other reasonable locations at it may designate in writing to Licensor, covering all transactions relating to the License. Licensor and its duly authorized representatives shall have the right, upon two (2) business days written notice, during normal business hours, to audit the books of account and records of Licensee and its sublicensees, and to make copies and extracts thereof. If any underpayment is in excess of five percent (5%) and Ten Thousand Dollars ($10,000), the cost of any such audit shall be borne by Licensee.

        (b) All books of account and records of Licensee concerning transactions relating to the License granted herein shall be retained by Licensee for at least five (5) years after the end of the year in which such transaction occurs for possible inspection by Licensor in accordance with the terms hereof.

    Licensor shall not at any time or in any manner, directly or indirectly use or disclose to any party other than Licensee, Books and Records Confidential Information (as that term is defined below). "Books and Records Confidential Information" means trade secrets or other information known, learned or obtained by Licensor or disclosed to Licensor as a consequence of the inspection rights as provided under this Section, which is not generally known in the industry.

    8. OWNERSHIP OF TRADEMARKS. Licensee confirms and acknowledges, and each sublicensee shall confirm and acknowledge, Licensor's exclusive ownership of each of the Trademarks, and agrees, and each sublicensee shall agree, that at no time will it take any actions which challenge, contest or otherwise dispute Licensor's ownership, use, or registration of any of the Trademarks, and/or the validity and/or enforceability thereof. Neither Licensee nor any sublicensee shall seek to register, use, license, cancel or otherwise seek trademark protection for any Trademarks in any jurisdiction where such marks are not registered or otherwise protected by Licensor.

    9. AGREEMENT TO ASSIGN. All use by Licensee and any sublicensee of any of the Trademarks will inure to Licensor's benefit. If Licensee or any sublicensee should acquire any rights in any of the Licensor Trademarks other than as a result of the grant of rights made in this Agreement, upon thirty (30) days written notice and at Licensor's expense, Licensee or such sublicensee shall assign all such rights to Licensor.

    10. ADDITIONAL AGREEMENT. Licensee will, at Licensor's expense, execute and deliver such documents as Licensor reasonably deems necessary for Licensor to register, and/or to protect Licensor's rights in, each of the Trademarks, including, without limitation, any separate licenses for foreign Trademarks.


                                    Annex II
                                  Ex. 6.8 -- 3

    11. COOPERATION TO PROTECT RIGHT. Licensee and any sublicensee will inform Licensor of any uses of any of the Trademarks by third parties which become known to it. Licensor shall have no obligation to take any action against any such infringement. Licensee and any sublicensee will take no action against such third-party use, unless Licensor, within thirty (30) days of receiving notice of such third party use from Licensee or such sublicensee, fails to file a civil action against such use or to take other action which is intended to cause such use to cease. If Licensor takes action respecting such use, it will be at Licensor's cost and expense, and Licensor will be entitled to all monetary awards granted therein, other than awards of damages based upon lost sales of Licensee. If Licensee or a sublicensee brings an action against such third party use, it will be at Licensee's or such sublicensee's cost and expense (including attorneys' fees), and Licensee or such sublicensee will be entitled to all monetary awards granted therein. Each party hereto, at the other's request and expense, shall provide all reasonable cooperation, including execution of all reasonably necessary documents, with respect to the other's efforts to protect the Trademarks.

    12.  TERMINATION.

        (a) Except as otherwise provided herein, the License may be terminated by Licensor for a breach of any material term of this Agreement by Licensee, provided that Licensor first gives Licensee written notice of such breach and such breach is not cured within forty-five (45) days of delivery of such written notice with respect to domestic trademarks and ninety (90) days of delivery of such written notice with respect to foreign trademarks.

        (b) The License may be terminated by Licensee upon ninety (90) days written notice.

    13. RIGHTS FOLLOWING TERMINATION. Upon the expiration or termination of the License for any reason, Licensee will discontinue permanently all use of any of the Trademarks, or any trademark confusingly similar thereto, provided, however, that Licensee shall have the right to continue to sell Licensed Products for the longer of (i) one hundred and eighty (180) days to exhaust its existing inventory of Licensed Products, or (ii) such time as is reasonably necessary to fill product orders or complete product programs in effect as of the effective date of expiration or termination of this Agreement, on condition that all obligations of Licensee with respect thereto, including, without limitation, the obligation to pay Royalties, shall continue.

    14. QUALITY. All Licensed Products and any products sold by any sublicensee bearing any of the Trademarks shall be of a quality at least equal to OEM Speaker Equipment sold by Licensor immediately prior to the date of this Agreement and shall comply in all respects with all applicable federal, state and local rules, regulations and other laws.

    15.  CLAIMS AND INDEMNIFICATION.

        (a) Except to the extent that such claims fall within the scope of subsection (b) of this section, Licensee shall indemnify and defend and hold Licensor harmless, during the term of this Agreement and at any time thereafter, from any and all claims, causes of action, costs, expenses, fines, penalties, liabilities (including statutory and other liability under worker's compensation and other employer's liability laws), damages, suits or judgments, including costs of investigation, court costs and reasonable attorney's fees (hereinafter collectively "Claims"), arising directly or indirectly from, as a result of, or in connection with the manufacture, marketing, advertising, distributing or sale of Licensed Products, and Licensor will have no obligation or liability in connection therewith or arising from such Claims. Licensee will, within ten (10) days of notice of any such action in which Licensor is named, notify Licensor in writing thereof.

        (b) Licensor shall indemnify and defend and hold Licensee harmless, during the term of this Agreement and at any time thereafter, from Claims made by third parties against Licensee or Licensor for trademark infringement or the like respecting any of the (i) U.S. Trademarks and (ii) any foreign Trademarks obtained after the date of this Agreement and Licensee will have no


                                    Annex II
                                  Ex. 6.8 -- 4
    obligation or liability in connection therewith or arising from such claims. Licensor will, within ten (10) days of notice of any such action in which Licensee is named, notify Licensee in writing thereof.

    16. NO AGENCY. Neither party will be considered as, or hold itself out to be, an agent of the other party, or act for or bind the other party in any dealing with a third party.

    17. NOTICES. Any notice, request, consent or communication (collectively "Notice") sent under this Agreement shall be effective only if it is in writing and (a) personally delivered, (b) sent by certified or registered mail, return receipt requested, postage prepaid, or (c) sent by a nationally recognized overnight delivery service, with delivery confirmed addressed as follows, or (d) telexed or telecopied, with receipt confirmed, addressed as follows:

If to           International Jensen Incorporated/Recoton Audio Corporation
Licensor:       25 Tri-State International Office Center
                Suite 400
                Lincolnshire, Illinois 60069
                Attention: Mr. Marc T. Tanenberg
                Telecopier: (847) 317-3855
                Telephone: (847) 317-3700
                AND
                Recoton Corporation
                2950 Lake Emma Road
                Lake Mary, Florida 32746
                Attention: Mr. Stuart Mont
                Telecopier: (407) 333-8903
                Telephone: (407) 333-8900
with a copy     Stroock & Stroock & Lavan
to:             Seven Hanover Square
                New York, New York 10004
                Attention: Theodore S. Lynn, Esq.
                Telecopier: (212) 806-6006
                Telephone: (212) 806-5400
If to           Jensen Acquisition Corp./International Jensen Incorporated
Licensor:       25 Tri-State International Office Center
                Suite 400
                Lincolnshire, Illinois 60069
                Attention: Mr. Robert G. Shaw
                Telecopier: (847) 317-3774
                Telephone: (847) 317-3777
with a copy     Wildman, Harrold, Allen & Dixon
to:             225 West Wacker Drive
                Chicago, Illinois 60606-1229
                Attention: Richard B. Thies, Esq.
                Telecopier: (312) 201-2555
                Telephone: (312) 201-2521

or such other persons or addresses as shall be furnished in writing by any party to the other party. A Notice shall be deemed to have been given as of the date
(i) when personally delivered, (ii) five (5) days after the date when deposited with the United States mail properly addressed, (iii) when receipt of a


                                    Annex II
                                  Ex. 6.8 -- 5

Notice sent by an overnight delivery service is confirmed by such overnight delivery service, or (iv) when receipt of the telex or telecopy is confirmed, as the case may be, unless the sending party has actual knowledge that a Notice was not received by the intended recipient.

    18. WAIVER. The failure of either of the parties to insist, in any one or more instances, upon performance of any of the terms or conditions of this Agreement, shall not be construed as a waiver or relinquishment of any rights granted hereunder or the future performance of any such term, covenant or condition.

    19. COMPLETE UNDERSTANDING. This Agreement constitutes the complete understanding among the parties. No alteration or modification of any of this Agreement's provisions shall be valid unless made in writing and signed by all the parties to this Agreement.

    20. APPLICABLE LAW. The laws of the State of Illinois shall govern all aspects of this Agreement, irrespective of the fact that one or more of the parties now is or may become a resident of a different state, or that the one or more of the parties now or hereafter locates its principal office outside the State of Illinois. The parties shall submit all disputes which arise under this Agreement to state or federal courts located in the City of Chicago, Illinois for resolution. The parties acknowledge the aforesaid courts shall have exclusive jurisdiction over this Agreement and specifically waive any claims which they may have that involve jurisdiction or venue, including but not limited to forum non conveniens. Service of process for any claim which arises under this Agreement shall be valid if made in accordance with the notice provisions set forth in Section 17 of this Agreement. If service of process is made as aforesaid, the party served agrees that such service shall constitute valid service, and specifically waives any objections the party served may have under any state or federal law or rule concerning service of process. Service of process in accordance with this Section shall be in addition to and not to the exclusion of any other service of process method legally available. In the event of litigation hereunder, the court shall be authorized to award the prevailing party in such action or proceeding any or all reasonable attorney fees and disbursements paid by it in pursuing or defending such action.

    21. DESCRIPTIVE HEADINGS. All section headings, titles and subtitles are inserted in this Agreement for the convenience of reference only, and are to be ignored in any construction of this Agreement's provisions.

    22. SEVERABILITY. If a court of competent jurisdiction rules that any one or more of this Agreement's provisions are invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any of this Agreement's other provisions, and this Agreement shall be construed as if it had never contained such invalid, illegal or unenforceable provision.

    23. SUCCESSORS AND ASSIGNS AND THIRD PARTY BENEFICIARIES. This Agreement may not be assigned without the prior written consent of all parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.


                                    Annex II
                                  Ex. 6.8 -- 6

    24.    COUNTERPARTS.   This  Agreement  may  be executed  in  any  number of
counterparts and each of such counterparts for all purposes shall constitute an original.

    IN WITNESS WHEREOF, the parties have made and entered into this Agreement as of the Effective Date.

                                          INTERNATIONAL JENSEN INCORPORATED
                                          By: __________________________________
                                          Title: _______________________________

                                          IJI ACQUISITION CORP.
                                          By: __________________________________
                                          Title: _______________________________


                                    Annex II
                                  Ex. 6.8 -- 7

                                                                        ANNEX II
                                                                    EXHIBIT 7.10


                              EMPLOYMENT AGREEMENT

    THIS EMPLOYMENT AGREEMENT is entered into as of the 1st day of May, 1996 (the "Commencement Date"), between RC Acquisition Sub, Inc., a Delaware corporation to be renamed Recoton Audio Corporation (the "Corporation"), Robert Shaw (the "Employee"), International Jensen Incorporated, a Delaware corporation ("Jensen") and Recoton Corporation, a New York corporation ("Recoton").

                              W I T N E S S E T H:

    WHEREAS, the Employee is currently employed by Jensen as its President and Chief Executive Officer;

    WHEREAS, the Corporation, Recoton and Jensen have entered into a Second Amended and Restated Agreement and Plan of Merger dated as of January 3, 1996 (the "Merger Agreement"), pursuant to which Jensen will merge with and into the Corporation;

    WHEREAS, the Corporation and the Employee desire to enter into an agreement pursuant to which the Employee is employed by the Corporation effective as of the filing date of the Merger Agreement with the Delaware Secretary of State's office (the "Effective Time");

    WHEREAS, in consideration for this Agreement, the Employee has agreed to release Jensen and the Corporation from any and all compensation, benefits and fees, payable or owing under the Employment Agreement dated December 19, 1991, but effective as of January 1, 1992, by and between Jensen and the Employee (the "1991 Employment Agreement") as of the Effective Time;

    WHEREAS, Jensen, the Corporation and Recoton have agreed to release Employee from any duties or obligations and any claims arising under the 1991 Employment Agreement as of the Effective Time;

    WHEREAS,  the Employee also may serve  as President, or in another executive
capacity,  of  IJI  Acquisition  Corporation,  an  Illinois  Corporation   ("IJI
Acquisition"); and

    WHEREAS, the Corporation and the Employee desire to assure the service of the Employee to the Corporation as of the Effective Time.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties and conditions herein contained, the parties hereto agree as follows:

    1. EFFECT OF THIS AGREEMENT ON THE 1991 EMPLOYMENT AGREEMENT. As of the Effective Time, the 1991 Employment Agreement shall automatically terminate. By executing this Agreement, the Employee, on behalf of himself, his heirs, executors, administrators and assigns, or anyone else acting on his behalf, hereby unconditionally and irrevocably releases Jensen, the Corporation, and its successors and assigns, subsidiaries, affiliates, directors, officers, agents and employees, in both their individual and representative capacities, from any obligations under the 1991 Employment Agreement, and unconditionally and irrevocably waives any compensation, benefits, termination payments, or other payments provided for in the 1991 Employment Agreement, as of the Effective Time. By executing this Agreement, Jensen, Recoton and the Corporation, jointly and severally, and on behalf of their respective successors and assigns, subsidiaries affiliates, directors, officers, agents and employees, in their representative capacities, hereby unconditionally and irrevocably release
Employee from any obligations or duties arising under the 1991 Employment Agreement and any claims arising thereunder, as of the Effective Time. This Agreement shall terminate AB INITIO if the Merger Agreement is terminated and the 1991 Employment Agreement shall remain in full force and effect.


                                    Annex II
                                 Ex. 7.10 -- 1

    2.  EMPLOYMENT AND DUTIES.

        (a) The Corporation shall employ the Employee, and the Employee shall accept employment, effective as of the Effective Time for the period of time set forth in Section 3(a), upon such terms and conditions as set forth in this Agreement. The Employee shall serve the Corporation as President and as Chief Executive Officer subject to the conditions set forth in this Agreement, under the direction of the Board of Directors of the Corporation, and shall exercise such responsibilities and perform such duties for the Corporation as the Board of Directors shall from time to time reasonably designate and which are commensurate with the typical duties of a President or Chief Executive Officer of a wholly-owned subsidiary of a public company in the business in which the Corporation is engaged. The Employee also shall be elected to the Board of Directors of Recoton and the Board of Directors of the Corporation as of the Effective Date and shall serve as an executive officer of Recoton (in which capacity he shall exercise such responsibilities and perform such duties for Recoton as the President/Co-Chief Executive Officer and the Chief Operating Officer shall from time to time designate commensurate with the Employee's position as the President and Chief Executive Officer of a significant subsidiary. As set forth following this Agreement, Robert L. Borchardt ("Borchardt"), the President and Co-Chief Executive Officer of Recoton, has agreed to vote the common shares of Recoton, which he beneficially owns or as to which he has discretionary voting authority in favor of the election and reelection of the Employee to serve as a director of Recoton for so long as the Employee is employed by Recoton or the Corporation or any affiliate thereof whether during or after the termination of this Agreement. Recoton shall vote the common shares of the Corporation in favor of the election and reelection of the Employee to serve as a director of the Corporation, for so long as the Employee is employed by the Corporation or any affiliate thereof whether during or after the termination of this Agreement. For purposes of the foregoing, Borchardt shall be deemed to own beneficially any common shares of Recoton which are owned by himself, his spouse, any descendant of his, any trust, partnership, corporation, joint venture, and limited liability company which has been created primarily for his benefit or the benefit of his spouse or any descendant of Borchardt, or over which he has discretionary voting authority. At such time as the Employee ceases to be employed by the Corporation, the Employee shall resign as a director of the Corporation and Recoton.

        (b) The Employee shall report to the President/Co-Chief Executive Officer, or to the President/Co-Chief Executive Officer and the Chief Operating Officer of Recoton, together, as an officer of Recoton and to the Board of Directors of the Corporation as the President or as an executive officer of the Corporation. With the exception of that business time which will be devoted to the performance of the Employee's responsibilities to IJI Acquisition pursuant to an agreement to be entered into between Recoton, Jensen and IJI Acquisition captioned Management Services Agreement (the "MS Agreement"), the form of which is attached to the Third Amended and Restated Agreement for Purchase and Sale of the Assets of International Jensen Incorporation by and between Jensen and IJI Acquisition dated as of January 3, 1996 (the "Purchase Agreement") and such other business time as is devoted to other responsibilities as set forth herein, the Employee shall devote all of his business time and attention to the performance of his duties under this Agreement and to promoting the best interests of the Corporation and Recoton and the Employee shall not, either during or outside of such normal business hours, directly or indirectly engage in any activity inimical to such best interests. The Employee shall not perform services for compensation and/or bonuses for himself or for any entity or person other than the Corporation, or Recoton, without the prior express written permission of Recoton's Board of Directors. Notwithstanding anything to the contrary contained herein, it shall not be a violation of this Agreement for the Employee to (i) serve on civic or charitable boards; (ii) participate in professional activities and organizations; (iii) manage his personal investments and his real estate development concerns at a level of activity currently so engaged so long as those activities do not interfere with the Employee's performance of his responsibilities under this Agreement; and
    (iv) be an officer of or serve on the Board of Directors and be an employee of


                                    Annex II
                                 Ex. 7.10 -- 2

    IJI Acquisition and receive compensation in connection therewith, so long as those activities do not interfere with the Employee's performance of his responsibilities under this Agreement. The Employee shall exert his best efforts in the performance of his duties under this Agreement.

        (c) The Employee and the Corporation acknowledge that there may be situations which arise, in light of the Employee being an officer, director, stockholder and/or employee of IJI Acquisition and an officer, director and/or employee of Recoton or the Corporation, which would constitute, or give rise to the possibility of, a conflict of interest or the appearance of a conflict of interest. The Employee agrees that he shall refrain from taking action which would constitute a violation of his fiduciary duties to Recoton or the Corporation. To the extent that he is aware of any conflicts (or potential conflicts) of interest, he shall promptly so advise the Corporation and Recoton. Recoton and the Corporation may take such reasonable efforts as they deem appropriate (including without limitation the establishment of a "Chinese Wall" between the Employee and other employees of Recoton and the Corporation working on, or with knowledge of, the matter or matters in conflict or potential or possible conflict (the "Conflicting Matters") and the reasonable exclusion of the Employee from those portions of meetings which are relevant and from having access to those portions  of  the  files, documents,  data  bases  and  communications regarding or relating to the Conflicting Matters) in order to reasonably insulate the Employee from any such Conflicting Matters). The purpose of this paragraph is to protect the Corporation and Recoton against injury due to the Employee's conflict of interest. In no event shall the parties construe this provision as a means to derogate the Employee's duties, as described herein, or otherwise negate the Corporation's obligations and responsibilities under the MS Agreement (as defined in Section 2(b)), or the Supply Agreement (as defined in Section 5(a)). Any reasonable action taken by Recoton or the Corporation in good faith, pursuant to this Section 2(c), shall not constitute an event giving the Employee the right to terminate this Agreement pursuant to the third sentence of Section 3(d). Subject to the terms and conditions set forth in Section 5, the Employee shall not use or transmit, to IJI Acquisition or others, Recoton or Corporation Proprietary Information relating to any Conflicting Matters.

    3.  TERM; PAYMENT UPON TERMINATION.

        (a) The term of the Employee's employment under this Agreement shall commence as of the Effective Time and shall terminate on the earlier of the death of the Employee, the Employee ceasing to be employed by the Corporation other than by reason of breach by the Corporation of this Agreement, or 5:00 p.m. on the second anniversary of the Effective Time (the "Employment Term"). Except with respect to the provisions of Sections 2, 3(d) and 3(e) which expressly survive the termination of this Agreement, the continued employment of the Employee following the expiration of the Employment Term shall be other than pursuant to this Agreement.

        (b) The Corporation, in the sole discretion of its Board of Directors, may terminate the employment of the Employee, and its obligation to pay compensation pursuant to Section 4, during the Employment Term at any time for "cause." "Cause" as used in this Agreement shall mean (i) conviction of a felony or any crime having larceny as an essential element, (ii) willful conduct that is materially injurious to the Corporation or Recoton, (iii) willful and repeated dereliction of duty or breach of the Employee's material obligations under this Agreement, (iv) failure to perform any material covenants under the agreement dated as of January 3, 1996 among the Employee and the Corporation entitled Shareholders' Agreement (the "Shareholders' Agreement") and (v) serious violation of law relating to the Corporation's or Recoton's business or securities. For the purpose of this section, no act or failure to act on the Employee's part will be considered "willful" unless done, or omitted to be done, by him not in good faith and without the reasonable belief that his action or omission was in the interest of the Corporation or not opposed to the interests of the Corporation. For termination for cause, written notice of the termination shall be served upon the Employee and, except as otherwise provided herein, shall be effective as of the date of such service ("Termination Notice"). With respect to items (iii) and (iv) of this


                                    Annex II
                                 Ex. 7.10 -- 3
    subsection 3(b), Employee shall have ten (10) days within receipt of the Termination Notice to cure the cause violation, and his failure to do so shall result in his termination. Such written notice shall specify in reasonable detail the act or acts of the Employee underlying such termination.

        (c) The Corporation may terminate the employment of the Employee for reasons other than for cause provided that the Corporation shall continue to pay or provide the Employee the salary and other benefits (including bonus which would be paid if the Employee were still employed hereunder) provided for in this Agreement until the expiration of the Employment Term.

        (d) The Employee may terminate his employment hereunder at any time upon sixty (60) days prior written notice. If the Employee has been employed by the Corporation for a period of two (2) years or more, at the time he gives his written notice of termination, the Corporation shall pay Employee a severance payment in an amount equal to one (1) year of his then-current Base Salary and Guaranteed Bonus, payable in one lump sum upon the termination of his employment. If the Employee has been employed by the Corporation for less than two (2) years, his compensation and benefits under this Agreement shall cease at the time of the termination of his employment. Notwithstanding anything herein to the contrary, the Employee's rights under the Option Plan, shall be governed by the terms and conditions of the Option Agreement, a form of which is attached hereto as Exhibit 4(d). If the Employee terminates his employment hereunder or notifies the Corporation of his intent to terminate his employment hereunder, the Corporation in its sole discretion may require the Employee to cease the exercise of his responsibilities and the performance of his services for the Corporation at any time prior to the effective date of the notice of termination and to refrain from entering the Corporation's premises but the Employee's compensation hereunder shall continue until the effective date of termination. If the Corporation shall: (i) materially breach any term of this Agreement, which breach shall not have been cured within ten (10) days after written notice thereof has been given to the Corporation by the Employee, (ii) assign duties or a title to the Employee or delegate powers to the Employee inconsistent, in any material respect with the Employee's position as President or as an executive officer of the Corporation; (iii)
    (A) relocate the Employee to an office or location outside of a radius of ten (10) miles from the Lincolnshire office and which is further than two
    (2) miles from an expressway (excluding the Employee's relocation to the Corporation's Schiller Park Facility), or (B) require the Employee to travel out-of-town in excess of an average of three (3) days per week over any period of twelve (12) consecutive weeks, other than with the prior written consent of the Employee, (iv) fail to require a successor of Recoton to perform under the Employment Agreement; and/or (v) materially change the Employee's reporting requirements; then the Employee may terminate his employment under this Agreement and the Corporation shall continue to be obligated to pay or provide to the Employee the salary and bonus provided for in this Agreement until the expiration of the Employment Term and the Corporation shall be obligated to provide to the Employee the payments and benefits specified in Section 3(e).

        (e) If the employment of the Employee is terminated by the Corporation at any time, whether during the Employment Term or thereafter (including, but not limited to, termination due to the death or disability of the Employee and the "constructive termination" specified in the last sentence of Section 3(d) above), unless terminated by the Corporation for cause, (i) the Employee will receive a severance payment equal to twice the sum of the Base Salary (as defined below) in effect at the time of termination and the Guaranteed Bonus (as defined below), of which one-half shall be paid upon the effective date of such termination and one-half of which shall be paid in equal monthly installments over a 24-month period commencing upon the effective date of such termination, (ii) all options to purchase the common shares of the Corporation in the Employee's name shall immediately vest,
    (iii) the Corporation shall pay (or, if desired by the Employee, reimburse the Employee for) all premiums for COBRA insurance coverage for 18 months and shall reimburse the Employee for any comparable coverage obtained thereafter (but


                                    Annex II
                                 Ex. 7.10 -- 4
    not for an amount in the aggregate in excess of the premiums paid or reimbursed for COBRA coverage) until the second anniversary of such termination and (iv) the Corporation shall pay the premiums for the life insurance policy noted in Section 4(c) for two years. Recoton agrees to guaranty the obligations of the Corporation under Sections 3 and 4.

    4. COMPENSATION; BENEFITS; AND EXPENSES. For all services to be rendered to the Corporation or any affiliate thereof in any capacity, including services as an officer, director, member of any committee or otherwise, so long as the Employee is employed by the Corporation or Recoton during the Employment Term pursuant to Section 3(a) or as otherwise set forth in the last sentence of
Section 3(d);

        (a) The Corporation or the Surviving Corporation shall pay the Employee a salary at the rate of $300,000 per year (the "Base Salary"). Such Base Salary shall be payable in equal installments, less any usual payroll deductions, in accordance with prevailing payroll practices of the Corporation from time to time. The Board of Directors may in its sole discretion increase the Employee's Base Salary and benefits over those provided for hereunder. Other than as provided in this Agreement, in no event may Employee's compensation or benefits be decreased by the Board of Directors except to the extent that such benefits (other than Base Salary and Guaranteed Bonus, as defined below) are provided to other employees and such employee benefits are similarly generally reduced.

        (b) The Employee shall receive an annual bonus in respect of services for each twelve (12) month period during the Employment Term in the amount of at least $150,000 (the "Guaranteed Bonus"). The Guaranteed Bonus shall be paid in one (1) installment, payable on the fifteenth day following the end of each twelve month period. The Employee also shall be eligible for an additional annual performance-based bonus which may be granted by the Board of Directors of the Corporation in its sole discretion (the "Performance Bonus").

        (c) The Employee shall be eligible to participate in all executive medical, dental, life, long-term disability, and qualified or non-qualified retirement benefit plans and all key executive and other employee benefit plans or arrangements of the Corporation, including, without limitation, any
    Section 401(k) savings and profit sharing plan, and any standard life, disability, accidental death and dismemberment and retirement plans or programs consistent with the terms and coverages of such plans or arrangements and such other individual plans and arrangements applicable to key executives or employees generally, each as may from time to time be established, amended or terminated; PROVIDED, HOWEVER, that the value of all such benefits shall not be less than the aggregate value of those benefits provided to the Employee under Section 4(e) of the 1991 Employment Agreement except that the key man life insurance policies with aggregate benefits totalling $16.5 million can be terminated or assigned to IJI Acquisition but the Corporation shall pay the premiums on the Transamerica Life insurance policy owned by the Robert G. Shaw Trust in the principal amount of $2.5 million during the Employment Term, and for a period of two (2) years following the termination of the Employment Term, to the extent required pursuant to Section 3(e).

        (d) On the Effective Date, the Employee shall be granted a nonqualified option pursuant to the terms of the Recoton Corporation 1991 Stock Option Plan (the "Option Plan") to purchase 50,000 Recoton Common Shares, par value $.20 (the "Common Shares") at the closing price for the Common Shares on the day prior to the Effective Time which option shall vest in five equal annual installments, commencing on the first anniversary of the grant, and shall have a term of ten years from the date hereof. The options granted under this paragraph (d) shall be issued under the form of option agreement attached hereto as Exhibit 4(d).


                                    Annex II
                                 Ex. 7.10 -- 5

        (e) The Corporation shall reimburse the Employee for all reasonable and necessary expenses incurred by the Employee requested or authorized by the Corporation in connection with the Corporation's business where such expenses are properly documented and accounted for in accordance with the current policy of the Corporation.

    5.  RESTRICTIONS ON THE DISCLOSURE OF PROPRIETARY INFORMATION; INVENTIONS.

        (a) During the period from the Effective Time until the expiration of the Employment Term and thereafter, and except as may be necessary in the ordinary course of the Corporation's business, the Employee shall not, without the prior written consent of the Corporation, directly or indirectly
    (i) record, photograph, photocopy or by any other means copy or cause to be copied any document, list, drawing, writing, photograph, sketch, sound recording or other material that embodies Proprietary Information as defined herein or (ii) use, or disclose or divulge to any person, firm or corporation, any Proprietary Information. Notwithstanding the above, the parties acknowledge that the MS Agreement will be entered into pursuant to the Purchase Agreement and that a certain Supply and Services Agreement will be entered into between Jensen and IJI Acquisition (the "Supply Agreement"), the form of which is attached to the Purchase Agreement, and recognize that the non-disclosure limitation as set forth herein does not apply to information properly transmitted to any of the parties in the performance of the MS Agreement and/or the Supply Agreement and maintained in confidence by the recipient. As used in this Agreement, "Proprietary Information" means information disclosed to or obtained by the Employee, whether or not acquired during business hours, concerning Jensen's, the Corporation's, Recoton's and/or their subsidiaries' business, operations, products, manufacturing or other processes, services, customers, vendors, costs and pricing policies, research, development, formulae, specifications, methods, expertise, techniques, inventions, equipment, purchasing, merchandising and selling including, but not limited to, customer lists, financial and/or marketing reports and plans, product configurations and compositions, pricing guidelines or information, financial reports, financial projections and other financial information, business plans and any other information not readily known or obtainable by the general public, and any proprietary software. Notwithstanding the foregoing sentence, Proprietary Information does not include (i) information acquired by the Employee before the Employee became an employee of Jensen, (ii) information acquired by the Employee pursuant to his employment by or ownership of IJI Acquisition,
    (iii) information which is or becomes public knowledge (except as may be disclosed by the Employee in violation of this Agreement), (iv) information acquired by the Employee from a source other than Jensen, the Corporation, Recoton or an affiliate thereof or a party providing such information to Jensen, the Corporation, Recoton or such affiliate that legally acquired such information and was free to disclose the same or, (iv) information independently developed by the Employee without the use of Proprietary Information or the Corporation's, Recoton's, Jensen's or an affiliates' facilities. Upon termination of employment hereunder for any reason, Employee shall, to the extent feasible, promptly return to the Corporation that portion of all books, records, lists, tapes and other written, typed, computer or printed materials or data and all copies thereof which contain any Proprietary Information, and the Employee shall not make or retain any copies thereof.

        (b) If at any time during the term of employment by the Corporation the Employee conceives, develops, participates in the development of or causes to be developed any products, methods, techniques, inventions, improvements, works, techniques, processes, programs, software, works of art, products, ideas or formulae which are not related to any of the businesses conducted by IJI Acquisition or any of its affiliates (collectively, the "Corporation Intellectual Property"), whether or not patentable or copyrightable and whether or not done within or after normal business hours or alone or in conjunction with others, relating exclusively to the business of the Corporation or any of its affiliates, or their affiliates or any part thereof, such Corporation Intellectual Property shall be and remain the sole and exclusive property of the Corporation. The Employee shall promptly communicate and disclose all such Corporation Intellectual Property or


                                    Annex II
                                 Ex. 7.10 -- 6

    Employee Intellectual Property, as defined below, to the Corporation, and to further effectuate the purposes of this provision, each of the Corporation and the Employee shall execute and deliver to the other at the requesting party's expense any instruments deemed necessary by the requesting party to effect the disclosure thereof to, and ownership thereof by, the requesting party, including without limitation any assignments of rights to patents, copyrights and all other proprietary interests which the Employee or the Corporation, as applicable, might have in any Corporation Intellectual Property or Employee Intelectual Property, defined below, and shall further assist the requesting party as the requesting party may reasonably request, to obtain patent, trademark or copyright registration, or other protections for the Corporation Intellectual Property/or Employee Intellectual Property, as defined below, including testifying in any hearings, depositions or trials related thereto.

        If at any time during the term of employment the Employee conceives, develops, participates in the development of or causes to be developed any products, methods, techniques, inventions, improvements, works, techniques, processes, programs, software, works of art, products, ideas or formulae which are not related to any of the business conducted by the Corporation or any of its affiliates (collectively, the "Employee Intellectual Property"), whether or not patentable or copyrightable and whether or not done within or after normal business hours or alone or in conjunction with others, relating exclusively to the business of IJI Acquisition, or its affiliates or any part thereof, such Employee Intellectual Property shall be and remain the sole and exclusive property of the Employee. To the extent the Employee conceives, develops, participates in the development of or causes to be developed any products, methods, techniques, inventions, improvements, works, techniques, processes, programs, software, works of art, products, ideas or formulae which are related to the business conducted by both the Corporation or any of its affiliates and IJI Acquisition or any of its affiliates (collectively the "Shared Intellectual Property"), whether or not patentable or copyrightable and whether or not done within or after normal business hours or alone or in conjunction with others, which does not relate exclusively to the business of IJI Acquisition, the Corporation or any of their affiliates, shall be and remain the shared property of the Employee, IJI Acquisition, and the Corporation, as the case may be. The parties shall, in good faith, endeavor to agree on an appropriate bifurcation or other allocation of such Shared Intellectual Property, to the extent the parties cannot agree on such bifurcation or allocation or other appropriate arrangement, the parties shall each hold a perpetual worldwide royalty free license to use such Shared Intellectual Property on a non-exclusive basis.

    6. RESTRICTIONS ON COMPETITION. During the period of time during which the Employee is employed by the Corporation (for the purpose of this section, the term "Corporation" shall include the Corporation's subsidiaries and Recoton) (the "Employment Period") and for that period of time after the Employment Period in which the Employee is deemed to receive benefits pursuant to Section 3(d) (i.e. one (1) year after termination of the Employment Agreement if the severance payment referenced in the second sentence of Section 3(d) is made), or
Section 3(e), as applicable, the Employee shall not:

        (a) directly or indirectly, either individually or as a principal, partner, agent, employer, consultant, stockholder, joint venturer, or investor, or in any other manner or capacity whatsoever, engage in, assist or have any active interest in a business that engages in the Branded Business or any business of Recoton or its affiliates as that term is defined in that certain Non-Competition Agreement to be entered into by and among Jensen, IJI Acquisition, the Corporation, Recoton, and Fuji Cone, Inc., a Delaware corporation (the "Non-Competition Agreement") the form of which is attached to the Purchase Agreement as it exists on the Commencement Date, located anywhere in the United States of America or any foreign country in which the Corporation has conducted business in the last three
    (3) years. Notwithstanding anything to the contrary contained herein: (A) this Section shall not preclude the Employee from owning not more than 5% of the outstanding securities of a corporation which is publicly traded, either on a securities exchange or over-the-counter; and which engages in a business or lines of business similar to the Branded Business, as that term is defined in the Non-Competition Agreement; and (B) it shall not be a violation of this Agreement for Employee (whether during employment or after termination


                                    Annex II
                                 Ex. 7.10 -- 7
    of employment of the Employee hereunder) to: (i) provide services pursuant to the MS Agreement, (ii) act as an executive officer or director of IJI
    Acquisition, so long as those activities do not interfere with the Employee's performance of his responsibilities under this Agreement, (iii) own stock in IJI Acquisition, or (iv) be employed by IJI Acquisition so long as those activities do not interfere with the Employee's performance of his responsibilities under this Agreement.

        (b) directly or indirectly, either individually or as a principal, partner, agent, employer, consultant, stockholder, joint venturer, or investor, or in any other manner or capacity whatsoever:

           (i) divert or attempt to divert from the Corporation or an affiliate any Branded Business, as that term is defined in the Non-Competition Agreement, with respect to any customer or account, with which the Corporation or any of its affiliates had any contact or association, or which was under the supervision of the Corporation within three (3) years prior thereto;

           (ii) induce any employee, salesperson, distributor, supplier, vender, manufacturer, representative, agent, jobber, or other person transacting business relating to the Branded Business, as that term is defined in the Non-Competition Agreement, with the Corporation, or any of the affiliates, to terminate their relationship or association with the Corporation or any of its affiliates, or to represent or sell services or products in competition with services or products relating to the Branded Business, as that term is defined in the Non-Competition Agreement, of the Corporation or any of its affiliates, excluding, however, any employee first hired after the Employee's employment with the Corporation terminated (a "Prohibited Employee") for employment by any person, business, firm or corporation, or any other entity;

          (iii) employ or retain, directly or indirectly, a Prohibited Employee; or

          (iv) be an officer, director, partner, sole proprietor, the holder of outstanding securities (except the holder of not more than 5% of the securities of any corporation which is publicly traded, either on a securities exchange or over-the-counter, or principal of any person, business, firm, corporation or other entity that employs or retains a Prohibited Employee; PROVIDED, HOWEVER, that nothing in this Section 6 shall be construed to in any way prohibit IJI Acquisition's right to hire any of the persons named as Management Service Providers in the MS Agreement as an officer, director, employee or agent of IJI Acquisition during the course of the Employee's employment with the Corporation and for six months after termination of such employment pursuant to the Non-Competition Agreement.

    Nothing contained in this Agreement shall prevent Employee during the Employment Period or thereafter, from performing his duties as an employee of IJI Acquisition while IJI Acquisition engages in activities consistent with the Non-Competition Agreement, so long as such performance conforms with Section 2(c). The Employee acknowledges that the time, scope, geographic area and other provisions of this Section 6 have been specifically negotiated by sophisticated commercial parties and that all such provisions are reasonable under the circumstances of the transactions contemplated by this Agreement. It is understood that the Employee is agreeing to the terms of this Section 6 in order to induce the Corporation and Recoton to enter into this Agreement. The parties acknowledge that the business which the Corporation plans to conduct will be conducted throughout the United States and worldwide and that, given the current sophistication of the information and telecommunication "highway," a narrow geographic limitation would deny the Corporation protection to which it is entitled in this Agreement.

    7.   PRIOR  AGREEMENTS.    The  Employee  represents  and  warrants  to  the
Corporation that, except for his current employment by Jensen and the Purchase Agreement and all ancillary documents


                                    Annex II
                                 Ex. 7.10 -- 8
thereto, he is not currently subject to any agreements, obligations or restrictions regarding prior employment, competition, solicitation of employees or customers or disclosure of proprietary information.

    8. CERTAIN BUSINESS PRACTICES. The Employee shall not during the term of his employment by the Corporation take or cause or knowingly permit others to take any action which would cause the Corporation or Recoton to be in violation of the United States Foreign Corrupt Practices Act or any other similar legislation of the United States or any other country or any subdivision thereof.

    9.  GOVERNING LAW; ARBITRATION; ATTORNEYS FEES.

        (a) This Agreement and its validity, construction and performance shall be governed in all respects by the law of the State of Illinois, without giving effect to principles of conflict of law.

        (b) The parties shall promptly cooperate in good faith to carry out the provisions of this Agreement and the activities contemplated hereby and shall also cooperate in good faith to resolve any disputes or differences which may arise in connection with the provisions hereof and the activities contemplated hereby. Except as otherwise noted in this Agreement, any dispute, question, difference, controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be finally settled by arbitration in the jurisdiction where the Corporation's main offices are located at the time of institution of such action (the "Main Office") in accordance with the Commercial Arbitration Rules of the American Arbitration Association, as then in effect at the time of filing of the notice of demand. The parties consent to the jurisdiction of the trial court for the county where the Main Office is located and of the United States Federal District Court for the District where the Main Office is located for all purposes in connection with arbitration. The parties consent that any process or notice of motion or other application to either of said courts, and any paper in connection with arbitration, may be served by certified mail, return receipt requested or by personal service or in such other manner as may be permissible under the rules of the applicable court or arbitration tribunal, provided a reasonable time for appearance is allowed. The arbitrators shall not alter or disregard any express provisions of this Agreement. Any arbitration award in accordance with this Section 9(b) shall be final and binding upon the parties and judgment thereon may be entered in any court having jurisdiction over such party. The arbitrators are hereby authorized to award to the prevailing party the costs (including reasonable attorneys' fees and expenses) of any such arbitration.

        (c) In the event of litigation or arbitration hereunder, the court or arbitration panel shall be authorized to award the prevailing party in such action or proceeding any or all reasonable attorney fees and disbursements paid by it in pursuing or defending such action.

    10. ENFORCEABILITY. Any provision of this Agreement which is prohibited by, or unlawful or unenforceable under, any applicable law of any jurisdiction shall be ineffective as to such jurisdiction without affecting any other provision of this Agreement in such jurisdiction or all of the provisions of this Agreement in other jurisdictions. To the full extent, however, that the provisions of such applicable law may be waived, or the provisions of this Agreement "blue-penciled" or reformed by any competent court or arbitration panel, so that they become enforceable, such provisions of law shall be hereby deemed waived or such provisions of this Agreement shall be so blue-penciled or reformed to the end that this Agreement is deemed to be a valid and binding agreement enforceable in accordance with its terms. If any term or provision of this Agreement shall be held invalid by a competent court or arbitration panel, the remainder of this Agreement shall not be affected thereby and the parties hereto shall continue to be bound by the remaining terms hereof. In such event, the relevant term or provision (or should such term(s) or provision(s) be such a material element of this Agreement, then the entire Agreement) shall be renegotiated by the parties in a good faith effort to achieve mutual agreement consistent with such holding and the parties shall continue to perform under this Agreement in a manner consistent with the intent and objectives of the parties to this Agreement.


                                    Annex II
                                 Ex. 7.10 -- 9

    11. EQUITABLE REMEDIES. The Employee acknowledges that because of the nature of the business of the Corporation and the subject matter of this Agreement, a breach of Section 5 or 6 of this Agreement will cause irreparable injury to the Corporation for which money damages will not provide an adequate remedy, and the Employee agrees that the Corporation shall have the right to have the provisions of such Sections specifically enforced by a court having equity jurisdiction, in addition to, and not in limitation of, any remedies at law that the Corporation may have.

    12. NO WAIVER. The failure by either party at any time to require performance or compliance by the other of any of its obligations or agreements shall in no way affect the right to require such performance or compliance at any time thereafter. The waiver by either party of a breach of any provision hereof shall not be taken or held to be a waiver of any preceding or succeeding breach of such provision or as a waiver of the provision itself. No waiver of any kind shall be effective or binding, unless it is in writing and is signed by the party against which such waiver is sought to be enforced.

    13. ASSIGNMENT. This Agreement and all rights hereunder are personal to the Employee and may not be transferred or assigned by the Employee at any time. The Corporation may assign its rights to any parent or subsidiary or, with the Employee's consent (not to be unreasonably withheld), any successor or in connection with any sale, transfer or other disposition of all, or substantially all, of its business and assets, provided, however, that any such assignee assumes the Corporation's obligations hereunder and PROVIDED, FURTHER, that such assignment and assumption shall not relieve the Corporation of its obligations hereunder.

    14. ENTIRE AGREEMENT. This Agreement constitutes the entire and only agreement between the parties relating to employment of the Employee by or with the Corporation, and this Agreement supersedes and cancels any and all previous contracts, arrangements or understandings with respect thereto.

    15.   AMENDMENT.   This  Agreement  may be  amended,  modified,  superseded,
canceled, renewed or extended only by a written instrument executed by both of the parties hereto.

    16. NOTICES. Any notice, request, consent or communication (collectively "Notice") sent under this Agreement shall be effective only if it is in writing and (a) personally delivered, (b) sent by certified or registered mail, return receipt requested, postage prepaid, (c) sent by a nationally recognized overnight delivery service, with delivery confirmed, or (d) telexed or telecopied with receipt confirmed, addressed as follows:

(i) To the Employee:     Robert G. Shaw
                         c/o International Jensen Incorporated/
                         Recoton Audio Corporation
                         25 Tri-State International Office Center
                         Suite 400
                         Lincolnshire, Illinois 60069
                         Telecopier: (847) 317-3855
                         Telephone No.: (847) 317-3700
        -- copy to (which shall not constitute notice) --
                         Wildman Harrold Allen & Dixon
                         225 W. Wacker Drive
                         Chicago, IL 60606-229
                         Attn.: Richard B. Thies, Esq.
                         Telecopier: (312) 201-2555
                         Telephone No.: (312) 201-2000


                                    Annex II
                                 Ex. 7.10 -- 10

(ii) To the              RC Acquisition Sub, Inc./Recoton Audio Corporation
Corporation:             2950 Lake Emma Road
                         Lake Mary, Florida 32746
                         Attn: Stuart Mont
                         Telecopier No.: (407) 333-8903
                         Telephone No.: (407) 333-8900
        -- copy to (which shall not constitute notice) --
                         Stroock & Stroock & Lavan
                         7 Hanover Square
                         New York, New York 10004
                         Attn: Theodore S. Lynn, Esq.
                         Telecopier No.: (212) 806-6006
                         Telephone No.: (212) 806-5400

(iii) To Jensen          International Jensen Incorporated
                         25 Tri-State International Office Center
                         Suite 400
                         Lincolnshire, Illinois 60069
                         Attention: Mr. Marc T. Tanenberg
                         Telecopier: (847) 317-3855
                         Telephone: (847) 317-3700

(iv) To the              RC Acquisition Sub, Inc./Recoton Audio Corporation
Corporation:             2950 Lake Emma Road
                         Lake Mary, Florida 32746
                         Attn: Stuart Mont
                         Telecopier No.: (407) 333-8903
                         Telephone No.: (407) 333-8900


                                    Annex II
                                 Ex. 7.10 -- 11

        -- copy to (which shall not constitute notice) --

                         Stroock & Stroock & Lavan
                         7 Hanover Square
                         New York, New York 10004
                         Attn: Theodore S. Lynn, Esq.
                         Telecopier No.: (212) 806-6006
                         Telephone No.: (212) 806-5400

or such other persons or addresses as shall be furnished in writing by any party to the other parties. A notice shall be deemed to have been given as of the date when (i) personally delivered, (ii) five days after the date when deposited with the United States mail properly addressed, (iii) when a receipt of a Notice sent by a overnight delivery service is confirmed by such overnight delivery service, or (iv) when receipt of the telex or telecopy is confirmed, as the case may be, unless the sending party has actual knowledge that a Notice was not received by the intended recipient.

    17. BINDING NATURE. This Agreement shall be binding upon and inure to the benefit of the personal representatives and successors of the respective parties hereto.

    18. HEADINGS; LANGUAGE. The headings contained in this Agreement are for reference purposes only and shall in no way affect the meaning or interpretation of this Agreement. In this Agreement, the singular includes the plural, the plural the singular and the word "or" is used in the inclusive sense and all references to "including" shall mean "including without limitation," unless the context requires otherwise.

    19. SURVIVAL. Unless otherwise provided herein, the provisions of Sections 2, 3(d), 3(e), 4(b), 4(d), 5, 6, 9, 10, 11, 12, 13 and 16 of this Agreement shall survive the termination of this Agreement as a continuing agreement of the Corporation and the Employee.

    20. CROSS-REFERENCES; EXHIBITS. References in this Agreement to Articles, Sections, Schedules and Exhibits are references to Articles and Sections of this Agreement and to Schedules and Exhibits attached to or delivered pursuant to this Agreement. Any Schedules and Exhibits are hereby made a part of this Agreement.

    21. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original.

    22. ADVICE OF COUNSEL. The Employee acknowledges that he was given the opportunity to receive the advice of counsel before signing this Agreement and has consulted counsel.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

INTERNATIONAL JENSEN INCORPORATED           RECOTON CORPORATION
By: /s/ Marc Tanenberg                      By: /s/ Stuart Mont
    ------------------------
                                            -------------------------
Name: Marc Tanenberg                        Name: Stuart Mont
                                            Title:  Executive Vice
Title: Vice President                       President--Operations


RC ACQUISITION SUB, INC.
By: /s/ Stuart Mont                         /s/ Robert G. Shaw
    ------------------------
                                            ------------------------
Name: Stuart Mont                           Robert G. Shaw
Title: Secretary



                                    Annex II
                                 Ex. 7.10 -- 12

                  AGREEMENT REGARDING ELECTION AND RE-ELECTION
              OF ROBERT G. SHAW AS A RECOTON CORPORATION DIRECTOR

    The undersigned hereby agrees to vote the Common Shares of Recoton Corporation beneficially held by him as set forth in this Employment Agreement or as to which he has discretionary voting authority in favor of the election and reelection of Robert G. Shaw as a director of Recoton Corporation so long as Employee is employed by Recoton Corporation or any affiliate thereof.

                                          /s/ Robert L. Borchardt
                                          --------------------------------------
                                          Robert L. Borchardt


                                    Annex II
                                 Ex. 7.10 -- 13

                                  EXHIBIT 4(D)

        No. of shares subject to option: 50,000        Option No.:

                              RECOTON CORPORATION
                        1991 STOCK OPTION PLAN AGREEMENT

    This  AGREEMENT dated as of the            day of             , 1996 between
RECOTON CORPORATION, a New York corporation (the "Company"), and Robert G. Shaw (the "Optionee").

                              W I T N E S S E T H:

    1. GRANT OF OPTION. Pursuant to the provisions of the Recoton Corporation 1991 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, subject to the terms and conditions set forth in the Plan and this Agreement, the right and option (the "Option") to purchase from the Company all or any part of an aggregate of 50,000 Common Shares, $.20 par value ("Common Shares"), of
the  Company at the purchase price of $          per share. The Option is [not]*
intended to qualify as an incentive stock option pursuant to Section 422A of the Internal Revenue Code of 1986, as amended.

    2. TERMS AND CONDITIONS. The Option is subject to the following terms and conditions:

        (a) EXPIRATION DATE. The Option shall expire ten years after the date of this Agreement (the "Expiration Date"), except as otherwise noted in subparagraph (d) of this paragraph 2.

        (b) EXERCISE OF OPTION. The Option may be exercised, to the extent otherwise exercisable by its terms, in five equal annual cumulative installments with the first installment occurring on the first anniversary date of the Agreement; PROVIDED, HOWEVER, that no options granted to executive officers, directors and beneficial owners of more than ten percent of any class of the Company's equity securities ("Section 16 Persons") may be exercised in part or in full prior to six months from the date of grant of the Option. Notwithstanding the foregoing, all or any part of any remaining unexercised Option (without regard to any installment limitations) may be exercised in the following circumstances (but in the case of Section 16 Persons in no event during the six month period commencing on the date of grant of the Option): (i) immediately upon Employee's termination of employment with the Company (other than "for cause") pursuant to the Employment Agreement (as defined in Section 2(d)(4)), (ii) immediately upon (but prior to the expiration of the term of the Option) the Optionee's retirement from the Company and all Subsidiaries on or after the Optionee's 65th birthday, (iii) upon the disability or death of the Optionee, (iv) upon the occurrence of such special circumstances or event as in the opinion of the Stock Option Committee constituted pursuant to the Plan (the "Committee") merits special consideration, or (v) if, while the Optionee is employed by the Company or a Subsidiary (as defined below), there occurs a Change in Control.

    For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if (i) any "person" or group of "persons" (as the term "person" is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the "Exchange Act")) ("Person"), including any Affiliate or Associate of such Person, as defined in Rule 12b-2 of the Exchange Act, acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) the beneficial ownership, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company; (ii) during any period of twelve months, individuals who at the beginning of such period constitute the Board of Directors of the Company ("Board"), and any new director whose election or nomination was approved by the individuals who either were members of

* optionee shall have the right prior to grant to designate all or any portion of the options as incentive stock options within applicable legal limitations


                                    Annex II
                                 Ex. 7.10 -- 14
the Board at the beginning of the period, cease for any reason to constitute at least a majority of the Board; (iii) a Person acquires ownership of Common Shares of the Company that, together with Common Shares held immediately prior to such acquisition by such Person, possesses more than 50% of the total fair market value or total voting power of the Common Shares ("50% Ownership") of the Company, unless the additional Common Shares is acquired by a Person possessing, immediately prior to such acquisition, ownership of 40% or more of the Common Shares; or (iv) a Person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total fair market value equal to or more than one-third ( 1/3) of the total fair market value of all of the assets of the Company immediately prior to such acquisition. Notwithstanding the foregoing, for purposes of subsections (i) and (ii) above, a Change in Control will not be deemed to have occurred if the power to control (directly or indirectly) the management and policies of the Company is not transferred from a Person to another Person; and for purposes of subsection (iv), a Change in Control will not be deemed to occur if the assets of the Company are transferred: (A) to a shareholder in exchange for his stock, (B) to an entity in which the Company has (directly or indirectly) 50% Ownership, or (C) to a Person that has (directly or indirectly) at least 50% ownership of the Company with respect to its stock outstanding, or to any entity in which such Person possesses (directly or indirectly) 50% Ownership.

    To the extent otherwise permitted by this Agreement, Common Shares with respect to which the Option becomes exercisable may be purchased in whole or from time to time in part at any time prior to the expiration of the Option. Any exercise shall be accompanied by a written notice to the Company in a form substantially as attached to this Agreement as Exhibit 1 (including the last paragraph of such Exhibit if applicable), specifying the number of shares as to which the Option is being exercised. Notation of any partial exercise shall be made by the Company on Schedule 1 to this Agreement.

        (c) PAYMENT OF PURCHASE PRICE UPON EXERCISE. At the time of any exercise, the purchase price of the shares as to which the Option shall be exercised shall be paid (i) in cash or by check (subject to clearance) made payable to the Company, (ii) in stock of the Company valued at its fair market value on the date of exercise by the Committee, (iii) by providing an order to a designated broker to sell part or all of the shares being purchased pursuant to exercise of the Option and to deliver sufficient proceeds to the Company, in cash or by check payable to the order of the Company, to pay the full purchase price of such shares and all applicable withholding taxes, or (iv) by such other methods as the Committee may permit from time to time. As soon as practicable following receipt of such cash, check, stock, option or order, the Company shall issue to Optionee a certificate for the number of shares as to which the Option is being exercised. Delivery of such shares shall be at the principal office of the Company and the obligation of the Company with respect to the purchase of such shares shall be fulfilled by delivery of such shares registered in the name of the Optionee.

        (d)  EXERCISE UPON DEATH OR TERMINATION OF EMPLOYMENT.

           (i) In the event of the death of Optionee while an employee of the Company or of a subsidiary of the Company as defined in the Plan (a "Subsidiary") all unexercised Options may be exercised by the person or persons to whom Optionee's rights under the Option pass by will or applicable law, or if no such person has such right, by Optionee's executors or administrators, at any time, or from time to time within one year after the date of Optionee's death, but not later than the Expiration Date.

           (ii) If Optionee's employment by the Company or a Subsidiary shall terminate because of Optionee's permanent disability, Optionee may exercise all unexercised Options at any time, or from time to time within one year after such termination, but not later than the Expiration Date.


                                    Annex II
                                 Ex. 7.10 -- 15

          (iii) If Optionee's employment by the Company or a Subsidiary shall terminate for any reason other than death or permanent disability as aforesaid, Optionee may exercise all unexercised Options, at any time, or from time to time within three months from the date of termination, but not later than the Expiration Date.

          (iv) Notwithstanding anything in this subparagraph (d) to the contrary, if Optionee's employment is terminated "for cause" as that term is defined in the Employment Agreement between the Company and the
       Optionee  dated                    ,  1996 ("Employment  Agreement"), all
       unexercised Options of Optionee shall terminate immediately upon such termination of Optionee's employment by the Company and all subsidiaries, the Optionee shall have no right after such termination "for cause" to exercise any unexercised Option which Optionee might have exercised prior to the termination of employment.

        (e) NONTRANSFERABILITY. The Option and any rights hereunder shall not be transferable or assignable other than by will or by the laws of descent and distribution. During the lifetime of Optionee, the Option shall be exercisable only by Optionee.

        (f) ADJUSTMENTS. In the event of any change in the Common Shares of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase Common Shares at a price substantially below fair market value, or of any similar change affecting the Common Shares, then the number and kind of shares subject to the Option and their purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

        (g) NO RIGHTS AS STOCKHOLDER. Optionee shall have no rights as a stockholder with respect to any shares of Common Shares subject to the Option prior to the date of issuance of a certificate or certificates for such shares.

        (h) NO RIGHT TO CONTINUED EMPLOYMENT. The Option shall not confer upon Optionee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company to terminate Optionee's employment pursuant to and in accordance with the terms of the Employment Agreement.

        (i) COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Option and the obligation of the Company to sell shares and deliver certificates for shares of Common Shares pursuant to the Option shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. No Option may be granted pursuant to the Plan or exercised at any time when such Option, or the granting, exercise or payment thereof, may result in the violation of any law or governmental order or regulation. The Plan is intended to comply with the Rule 16b-3 under the Exchange Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. If at any time the Committee shall determine in its discretion that the listing, registration or qualification of the shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the sale or purchase of shares under the Plan, no Common Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee. If Common Shares are not required to be registered, but are exempt from registration, upon exercising all or any portion of the Option the Company may require Optionee (or any person acting under subparagraph (d) of paragraph 2), to represent that the Common Shares is being acquired for investment only and not with a view to their sale or distribution, and to make such other representations and furnish such information deemed appropriate by counsel to the


                                    Annex II
                                 Ex. 7.10 -- 16

    Company. Stock certificates evidencing unregistered Common Shares acquired upon exercise of an Option may be subject to stop orders and shall bear any legend required by applicable state securities laws and a restrictive legend substantially as follows:

       "The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred in the absence of such registration or an opinion of counsel acceptable to the Company that such transfer will not require registration under such Act."

    3. OPTIONEE BOUND BY PLAN. Optionee acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions of the Plan.

    4. NOTICES. All notices, requests, demands and other communications provided for in this Agreement shall be in writing and addressed to the address (or telecopier number) of the parties stated below or to such changed address as such party may have fixed by notice:

(a) To the Employee:    Robert G. Shaw
                        c/o International Jensen Incorporated/
                        Recoton Audio Corporation
                        25 Tri-State International Office Center
                        Suite 400
                        Lincolnshire, Illinois 60069
                        Telecopier: (847) 317-3855
                        Telephone No.: (847) 317-3700

        --copy to (which shall not constitute notice) --

                        Wildman Harrold Allen & Dixon
                        225 W. Wacker Drive
                        Chicago, IL 60606-229
                        Attn.: Richard B. Thies, Esq.
                        Telecopier: (312) 201-2555
                        Telephone No.: (312) 201-2521

(b) To the              Recoton Corporation
Corporation:            2950 Lake Emma Road
                        Lake Mary, Florida 32746
                        Attn: Stuart Mont
                        Telecopier No.: (407) 333-8903
                        Telephone No.: (407) 333-0900
                        copy to (which shall not constitute notice) --

                        Stroock & Stroock & Lavan
                        7 Hanover Square
                        New York, New York 10004
                        Attn: Theodore S. Lynn, Esq.
                        Telecopier No.: (212) 806-6006
                        Telephone No.: (212) 806-5400

(or to such other address or telecopier number as any party may specify by notice to all other parties as aforesaid). Unless otherwise specifically provided in this Agreement, such communications shall be deemed to have been given (a) three days after mailing, when mailed by registered or certified postage-paid mail, (b) on the next business day, when delivered to a same-day or overnight national courier


                                    Annex II
                                 Ex. 7.10 -- 17
service or the U.S. Post Office Express Mail or (c) upon the date of receipt by the addressee when delivered personally or by telecopier; PROVIDED, HOWEVER, that any notice of change of address shall be effective only upon receipt. Notice may be given on behalf of a party by his or its counsel.

    5.  COUNTERPARTS.   This Agreement  has been executed  in two  counterparts,
each of which shall constitute one and the same instrument.

    IN WITNESS WHEREOF, Recoton Corporation has caused this Agreement to be executed by its President or a Vice President and Optionee has executed this Agreement, both as of the day and year first above written.

                                          RECOTON CORPORATION
                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:

- --------------------------------------- (L.S.)
           Optionee


                                    Annex II
                                 Ex. 7.10 -- 18

                 SCHEDULE 1 -- NOTATIONS AS TO PARTIAL EXERCISE

                                                                     NUMBER OF     BALANCE OF
                                                                   OPTION SHARES   AUTHORIZED                 NOTATION
DATE OF EXERCISE                                                     PURCHASED       SHARES      SIGNATURE      DATE
- ----------------------------------------------------------------  ---------------  -----------  -----------  -----------


                                    Annex II
                                 Ex. 7.10 -- 19

                                   EXHIBIT 1

                           STOCK OPTION EXERCISE FORM

                                                                [Date]

Recoton Corporation
2950 Lake Emma Road
Lake Mary, FL 32746
Attention: Secretary

Dear Sirs:

    The  undersigned elects to exercise the  option to purchase          shares,
$.20 par value, of the Common Shares ("Common Shares") of Recoton Corporation (the "Company") under and pursuant to 1991 Stock Option Plan Agreement No.
between the Company and the undersigned dated                   .

    Delivered herewith is a  [check in the amount  of $       ][certificate  for
     shares of Common Shares of the Company][order to a broker to sell part or all of the shares being purchased and to deliver sufficient proceeds to the Company, in cash or by check payable to the order of the Company, to pay the full purchase price of the shares and all applicable withholding taxes] [unexercised options sufficient to pay the full purchase price of the shares of Common Shares and all applicable withholding taxes] in payment of the option price.

    [The undersigned hereby represents and agrees that all of the Common Shares being purchased hereunder is being acquired for investment and not with a view to the sale or distribution thereof and that the undersigned understands that such Common Shares has not been registered under the Securities Act of 1933 (the "Act"), as amended, and such Common Shares may not be sold, pledged, hypothecated, alienated, or otherwise assigned or transferred in the absence of registration under the Act, or an opinion of counsel which opinion is satisfactory to the Company to the effect that such registration is not required.]

                                          Very truly yours,
                                          [Optionee]


                                    Annex II
                                 Ex. 7.10 -- 20

                                                                     ANNEX III-A

                   EMERSON PRESS RELEASE DATED APRIL 17, 1996


    PARSIPPANY, N.J., April 17, 1996 -- Emerson Radio Corp. (AMEX:MSN) announced today that, pursuant to discussions held over the past several weeks with the management and Board of Directors of International Jensen Incorporated ("Jensen"), it has submitted a definitive proposal for the acquisition of Jensen.



    The Emerson proposal generally follows the structure of Jensen's current proposed merger transaction with Recoton Corporation ("Recoton"), except that Emerson proposes to acquire the approximately 5.7 million issued and outstanding shares of common stock of Jensen at a price of $9.90 per share (or an aggregate of approximately $57 million), payable entirely in cash, and to replace Jensen's current working capital facilities. The Recoton transaction, which, among other things, is still subject to completion of documents and stockholder approval, offers Jensen stockholders $8.90 per share in stock and cash, of which only approximately $5.34 per share is payable in cash based on the currently disclosed structure. Including the planned assumption of Jensen's existing debt, the total consideration to be paid by Emerson in the transaction will be approximately $100 million.



    Both the Emerson and the original Recoton transactions currently contemplate the sale of certain Jensen assets relating to its original equipment manufacturing business to a group led by Robert G. Shaw, currently Jensen's Chairman and CEO, for approximately $15 million, payable in cash immediately prior to closing of the acquisition transaction. However, unlike the Recoton transaction, the Emerson proposal is not necessarily contingent on the sale of such assets.



    Emerson has provided Jensen's Board of Directors with certain evidence of its financial capability to close the transaction, including capital to be directly provided by Emerson and through acquisition facilities arranged by Emerson's financial advisor with respect to the transaction, Bankers Trust Company. Emerson has received an indication of interest from Congress Financial Corp., Emerson's current senior lender, for a working capital facility. Congress continues and thereby expands its longstanding financial relationship with Emerson.



    Jensen's Board of Directors has advised Emerson that it is considering the proposal and has agreed to continue to permit Emerson to conduct due diligence of its domestic and international operations and to continue discussions with Emerson with respect to Emerson's proposal.


    Jensen, which had sales of $194 million for the nine months ended Nov. 30, 1995, is a leading designer, manufacturer and marketer of quality loudspeakers for the domestic and international automotive OEM, automotive aftermarket and home audio markets.


    Eugene Davis, President of Emerson Radio Corp., said, "We are very optimistic regarding the enhanced possibilities for growth and profitability of Emerson through acquiring the branded, after-market businesses of Jensen. This transaction is in conformity with our stated objective of enhancing the reach and scope of Emerson's business.



    This transaction will further advance our business strategy of selling and marketing higher margin products, including car audio and home loudspeakers, while capitalizing on Jensen's successful and sizeable expansion into Europe. It will allow us to take advantage of our core capabilities of sourcing, distribution, trademark management and customer service over a wider breadth of products and markets. We intend to close this transaction by the end of June, 1996 and to begin operation of the combined entities by the second quarter of our current fiscal year.



                                 ANNEX III-A-1

    Jensen and Advent are highly recognized names in the mid-level branded automotive audio products and home loudspeaker categories, and the company's Now Hear This (NHT), Acoustic Research (AR), and Phase Linear brands are well established in the higher end niche categories. In addition, the company's Magnat and Mac Audio brands are profitable and highly regarded European brands with significant existing market share and strong growth opportunities.



    Jensen has strong distributions capabilities, selling products through mass merchandisers, electronic superstores, mail order catalogs and specialty audio retailers throughout the world. In addition, Jensen is a technological leader and product innovator. The Jensen after-market organization fits the Emerson operating profile providing quality consumer products which are sold to large retailers and sourced primarily in Asia, but also in Europe and North America.



    We are gratified that so soon after our successful, but extremely challenging, financial reorganization, and at a time when all companies in the consumer electronics industry are facing the pressures of a difficult market environment, Emerson is able to marshall the necessary financial resources for such a transaction and attract the assistance of significant financial institutions. We look forward to successful completion of our due-diligence review and entering into formal agreements to consummate this acquisition, which fits our business objectives so well."



    EMERSON RADIO CORP., founded in 1948, is headquartered in Parsippany, N.J. The Company designs and markets, throughout the world, full lines of televisions, home and personal security equipment, timepieces, car audio, home theater, video, audio and microwave oven products.



                                 ANNEX III-A-2

                                                                     ANNEX III-B

                   EMERSON PRESS RELEASE DATED APRIL 23, 1995


    PARSIPPANY, N.J., April 23, 1996 -- Emerson Radio Corp. (AMEX:MSN) announced today that it had received and responded to certain questions and requests for clarification contained in a letter from International Jensen Incorporated ("Jensen") dealing with Emerson's previously announced proposal to acquire
Jensen. In its response, Emerson reiterated certain information previously supplied to Jensen regarding the financing arrangement it expects from Congress Financial Corporation and the "highly confident" letter it had received from Bankers Trust Company with regard to the working capital and acquisition capital requirements, respectively, referenced in its initial proposal.



    Emerson further advised Jensen that it now intends to purchase the entirety of Jensen for $9.90 a share and eliminate all contingencies with respect to the simultaneous purchase of Jensen's original equipment manufacturing ("OEM") business by Robert Shaw, Jensen's current Chairman and Chief Executive Officer. Under the terms of Emerson's original proposal and the acquisition transaction that has been pending between Jensen and Recoton Corporation since early January, Mr. Shaw was to have purchased the OEM assets with a book value of approximately $27 million for approximately $15 million. Emerson's due diligence review indicates that the OEM assets and business have a far greater realizable value than $15 million and Emerson has, accordingly, elected to pursue additional financing so as to allow it to retain and maintain that business. Emerson anticipates that the necessary additional financing can be confirmed by later this week.



    Emerson has also advised Jensen's Board that it continues to pursue negotiations with Mr. Shaw to mitigate or substantially reduce certain "golden parachute" payments which might be called for under the terms of Mr. Shaw's current employment agreement with Jensen. In light of the substantial cash enhancement being offered to all of Jensen's shareholders by Emerson, including Mr. Shaw who owns approximately 40% of the company, and certain modifications to his employment arrangement which Mr. Shaw had discussed in anticipation of a Recoton transaction, Emerson is hopeful that a reasonable accommodation can be reached.


    Emerson has also advised the Jensen Board of its positions with respect to certain purported termination fees contained in the pending agreement between Recoton and Jensen and is awaiting the response of Jensen's Board with regard to these significant matters.

    Gene Davis, President of Emerson Radio Corp., said, "We continue to actively pursue our due diligence investigation and are, so far, pleasantly surprised at what appears to be previously unappreciated but significant enhanced value contained within the OEM business. Retention of this business has now become a priority in this transaction and we are confident that our lenders can confirm the necessary additional financial support to make retention of these assets possible.

    While we were not pleased with the manner in which the Jensen Board elected to express its request for clarification of our financing, their continuing cooperation in allowing us to complete expedited due diligence of the OEM business should allow us to complete negotiation and documentation of the transaction as close to our original target date of April 27, 1996 as possible.

    We do not understand why the Jensen Board has chosen to apparently link mailing of the Recoton transaction proxy statement to completion of our due diligence review by the April 27, 1996 target date, especially since we understand that final documentation for that transaction remains to be completed and a number of significant valuation questions remain to be resolved. We do, however,


                                 ANNEX III-B-1
maintain a constructive dialogue and assume that these statements reflect their good faith efforts to honor the terms of the Recoton transaction pending completion of our negotiations and final review of both transactions. We look forward to the acquisition of Jensen and its integration into a larger and more successful Emerson."


    Emerson Radio Corp., founded in 1948, is headquartered in Parsippany, N.J. The Company designs and markets, throughout the world, full lines of televisions, home and personal security equipment, timepieces, car audio, home theater, video, audio and microwave oven products.



                                 ANNEX III-B-2

                                                                     ANNEX III-C

                    EMERSON PRESS RELEASE DATED MAY 1, 1996


    PARSIPPANY, N.J., May 1, 1996 -- Emerson Radio Corp. (AMEX:MSN) announced today that it has provided the Special Committee of the Board of Directors of International Jensen Incorporated ("Jensen") with a definitive proposal to acquire Jensen through a merger in which all of Jensen's stockholders would receive at least $9.90 per share in cash other than Robert G. Shaw, Jensen's Chairman and CEO, and William Blair Leveraged Capital Fund, L.P. (The "Blair Fund") (which would receive $9.00 per share in cash). In the previously announced revised merger agreement between Jensen and Recoton Corporation ("Recoton"), Mr. Shaw and the Blair Fund have agreed to accept the same lesser consideration as Emerson has proposed. Emerson has supplied Jensen certain information including a commitment letter it has received from its asset-based lender and the "highly confident" letter it has received from the acquisition financing lender to fund this transaction.



    Emerson has advised Jensen that it now intends to purchase the entirety of Jensen for $9.90 a share (other than shares owned by Mr. Shaw and the Blair
Fund) and has eliminated all contingencies with respect to the simultaneous purchase of Jensen's original equipment manufacturing ("OEM") business by Robert Shaw. Under the terms of the Recoton acquisition transaction proposal, Mr. Shaw was to have purchased the OEM assets with a book value of approximately $27 million for approximately $15 million. Based on the advance rates set forth in the commitment letter of its asset-based lender (which is based on an orderly liquidation value of the OEM business), such lender would be willing to advance 150% or more above Mr. Shaw's offered purchase price for the OEM business.


    Emerson's definitive proposal consists of the following:

          * At least $9.90 per share, in cash, to all Jensen stockholders, other than Robert Shaw and the Blair Fund (which will receive $9.00 per share, as they agreed to in connection with the Recoton merger transaction).


          * Emerson will honor Mr. Shaw's "golden parachute" as set forth in his employment agreement and will place the approximately $4.8 million relating thereto in escrow. Such amount will remain in escrow pending resolution of the propriety of Mr. Shaw's actions in connection with his attempted purchase, on a highly favorable basis to himself, of Jensen's OEM business as well as his activities in rebuffing Emerson's attempts to acquire Jensen.


          * To the extent of any recovery of the $4.8 million payable to Robert Shaw as described above, Emerson would cause Jensen to distribute to all of Jensen's stockholders, other than Mr. Shaw and the Blair Fund, 50% of such recovery net of any costs and expenses.

          * Emerson also intends to pursue the value of the Acoustic Research trademark from all responsible parties and will also cause Jensen to distribute to all of Jensen's stockholders, other than Mr. Shaw and the Blair Fund, 50% of such recovery, net of any costs and expenses.

          * Emerson has agreed to obtain a letter of credit for $5 million to secure a termination fee with Jensen of a like amount if Emerson fails to close its merger transaction due to its actions.

    Under Emerson's proposal, Jensen stockholders could receive up to an additional $2.50 per share from the recoveries set forth above.

    In response to Jensen's listed factors in considering the Emerson and Recoton proposals, Gene Davis, President of Emerson, stated:


                                 ANNEX III-C-1

         " * The Emerson merger consideration is clearly superior, and is payable entirely in cash.



          *  Emerson's proposal contains no contingencies, except for normal and
    customary  conditions  to  closing,  such  as  Hart-Scott-Rodino   antitrust
    clearances.



          * Since there are no contingencies to its proposal, Emerson's offer is definitively $9.90 per share in cash to Jensen's outside stockholders, and the proposal provides for no contingencies with regard to Mr. Shaw's substantial "golden parachute" payment and resolution of Recoton's termination fees.



          * Emerson does not understand what possible "conditions" to its financing Jensen is concerned with, and reiterates that it has, and has binding commitments on, the full amounts necessary for its proposed transaction.


          * Emerson has agreed to a very substantial deposit of a $5 million letter of credit to secure a termination fee of a like amount if Emerson causes the merger not to close.


          * Emerson believes its merger will close on or before June 30, 1996."



    Mr. Davis also expressed his concerns regarding the options, voting agreements, and sharing of topping offers agreed to by Robert Shaw and the Blair Fund. Mr. Davis stated, "I believe that such arrangements are of questionable validity."



    Mr. Davis said, "We do not understand why the Jensen Board has approved a substantially lower Recoton offer, with substantial conflicts of interest. We regret the actions of the Special Committee of the Jensen Board and look forward to the acquisition of Jensen."


    EMERSON RADIO CORP., founded in 1948, is headquartered in Parsippany, N.J. The Company designs and markets, throughout the world, full lines of televisions, home and personal security equipment, timepieces, car audio, home theater, video, audio and microwave oven products.


                                 ANNEX III-C-2

                                                                     ANNEX III-D

                    EMERSON PRESS RELEASE DATED MAY 13, 1996


    PARSIPPANY, N.J., MAY 13, 1996 -- Emerson Radio Corp. (AMEX: MSN) announced today that it has provided the Special Committee of the Board of Directors of International Jensen Incorporated ("Jensen") alternative proposals to acquire Jensen through a merger, with cash merger consideration of up to $10.75 per share, as determined by the Special Committee. The alternatives, both of which assume that Emerson Radio will assume responsibility for Jensen's proper and valid obligations, and will enforce all of Jensen's contractual and fiduciary rights, are as follows:


ALTERNATIVE #1:

    $10.25 per share in cash for each outstanding share of Jensen's common stock (the "Stock").

ALTERNATIVE #2:

    $10.75 per share in cash for the Stock of all holders other than Robert G. Shaw, Jensen's Chairman, President, and Chief Executive Officer and largest stockholder; and either

        a) $8.90 per share in cash for the Stock of Mr. Shaw, reflecting his recently reconfirmed intention to sell all of his shares for $8.90 per share even though a higher price was being paid to other stockholders; or

        b) $10.75 per share in cash for the Stock owned by Mr. Shaw if he purchases Jensen's OEM business for $27.6 million, which is equal to the net book value of such business as represented by Jensen and Mr. Shaw in his capacity as Chairman of the Board and CEO, rather than the substantially smaller sum Mr. Shaw is proposing to pay under his recently approved proposal.

    Emerson Radio also expressed its belief that the Special Committee could properly recommend a merger transaction with disparate consideration to holders of the Stock under Delaware law consistent with its fiduciary duties, and has provided legal support for its position to the Special Committee. Emerson Radio previously sought the legal basis for Jensen's refusal to consider a two-price proposal from Emerson Radio, which mirrored transactions the Special Committee previously approved for Jensen's largest stockholders in connection with the proposed transaction with Recoton Corporation ("Recoton"). Jensen has so far failed to justify its position or to respond at all.

    In making these alternative proposals, Gene Davis, President of Emerson Radio, noted that: "Once again, Emerson Radio has made clearly superior acquisition proposals to Jensen's public stockholders and to the William Blair Leveraged Capital Fund, L.P. (the "Blair Fund") as well, over those contained in Jensen's agreements with Recoton and Mr. Shaw. The most recent Recoton/Shaw proposal reflects a significant reduction both overall and to the public stockholders in the cash consideration payable for Jensen's shares and a significantly reduced valuation for the important "Acoustic Research" and "AR" trademarks."

    Emerson   Radio  noted  the  following  factors   in  its  analysis  of  the
Jensen/Recoton situation:

        1.    Recoton's  current  proposal,   with  a  total  consideration   of
    approximately $53 million in stock and cash, offers stockholders significantly less than either the approximately $58 million, all in cash, Emerson Radio had previously proposed for purchasing the Jensen shares and the approximately $60-$62.5 million in cash Emerson Radio is now offering.


                                 ANNEX III-D-1

        2. Emerson Radio's proposal offers approximately $31 million more in cash than the current Recoton transaction. Indeed, Recoton is now offering approximately $1.5 million less in cash than they were offering under the prior agreement. Jensen stockholders under the Emerson proposal would be paid the book value of Jensen's stock plus a premium, all in cash. All of Recoton's offers have provided aggregate consideration to Jensen's stockholders at discounts to Jensen's book value, with an increasing percentage in Recoton stock.

        3. Even with the so-called "enhanced" offer from Recoton on May 10, Jensen stockholders will not receive significantly more actual shares of Recoton stock than they would have under the original Recoton proposal. Jensen stockholders have had to bear the risk of dilution on the Recoton shares since January with no offsetting market benefit.

        4. Mr. Shaw and the Blair Fund continue to express their unwillingness to accept $8.90 per share in cash from Emerson Radio when each is willing to accept such amount from Recoton, which is paying only 55% in cash and 45% in restricted stock.

        5. Mr. Shaw, through his purchase of the OEM business, is taking an almost $13 million benefit (approximately $6.00 per share on Mr. Shaw's shares only) from Jensen while all other stockholders are being asked to accept a discount from book value in the sale of their shares to Recoton.

        6. The Jensen Board and the Special Committee, in connection with their sale to Recoton, have inexplicably reduced the valuation of the "Acoustic Research" and "AR" trademarks from $6 million in January to $3.5 million in May of this year.

        7. Mr. Shaw has been willing to waive his claim for up to $4.8 million in "golden parachute" payments in the $8.90 per share Recoton transaction but has not been willing to consider this with Emerson Radio's $9.90 per share all cash bid.

        8. The Special Committee includes a partner from the law firm which regularly advises Jensen, and which is also acting as an escrow agent for the benefit of Recoton in acquiring the "Acoustic Research" and "AR" trademarks.

    Finally, Mr. Davis stated: "There should be no mistake. Emerson Radio intends to acquire Jensen, in spite of the repeated attempts to derail our efforts. As highlighted by the complaint filed in the Delaware Chancery Court by a Jensen stockholder to enjoin the consummation of the Recoton transaction, the OEM agreement with Mr. Shaw and the various side agreements contemplated by that agreement are clearly one-sided self-dealing in favor of Mr. Shaw, and Jensen's Board has not adequately protected Jensen or obtained a fair transaction for itself or its stockholders. The current Emerson Radio proposals are extremely fair to Jensen's stockholders, reflect verified values for all assets of Jensen, contain no insider, unfairly preferential deals, and will be mutually beneficial to Jensen's stockholders and to Emerson Radio and its stockholders."

    Mr. Davis observed that late last Friday, Jensen filed a lawsuit against Emerson Radio in federal court in Chicago, Illinois, alleging violations of
Section 14 of the Securities Exchange Act of 1934, and state law breach of contract claims. "This litigation is an unfounded attempt to keep Emerson from discussing the merits of its superior proposals, and we will contest this litigation vigorously." Mr. Davis also noted that shareholders of Jensen have questioned the decisions by the Jensen board of directors in accepting the Recoton proposal and rejecting the Emerson proposal in a lawsuit filed in the Delaware Chancery Court, seeking temporary and permanent injunctive relief.

    EMERSON RADIO CORP., founded in 1948, is headquartered in Parsippany, N.J. The Company designs and markets, throughout the world, full lines of televisions, home and personal security equipment, timepieces, car audio, home theater, video, audio, and microwave oven products.


                                 ANNEX III-D-2

                                                                     ANNEX III-E

                   EMERSON PRESS RELEASE DATED JUNE 25, 1996

    PARSIPPANY, N.J., JUNE 25, 1996 -- Emerson Radio Corp. (AMEX: MSN) announced today that Emerson has advised International Jensen Incorporated ("Jensen") it is prepared to enter into a revised transaction where all stockholders other than the Recoton Corporation ("Recoton")/Robert G. Shaw/William Blair Leveraged Capital Fund, L.P. ("Blair") group would receive all cash consideration of $12.00 per share, with the Recoton/Shaw/Blair group to receive the same $8.90 per share in cash to which they have recently agreed with Recoton. The higher offer was announced in response to a press release issued by Jensen yesterday morning, in which Emerson, for the first time, learned of a new proposal from Recoton and Robert G. Shaw, Jensen's current Chairman, CEO, and largest stockholder, with regard to the proposed acquisition of Jensen by Recoton/Shaw.

    The latest Recoton/Shaw proposal preserves the two-tier pricing embodied in previous Recoton/ Shaw proposals, where Shaw agrees to receive $8.90 per share for his shares and is allowed to purchase the original equipment manufacturing ("OEM") business of Jensen at a significant discount to book value. In addition, the shares currently held in Blair's name, for which Recoton holds a voting proxy and an option to acquire, would also be purchased by Recoton for $8.90 per share. Shares held by stockholders outside of the Recoton/Shaw/Blair group would be purchased at $11.00 per share.

    Emerson has, on a number of occasions, presented proposals to Jensen which have proposed uniform pricing per share for all stockholders, including Shaw and Blair. The most recent unconditional proposal by Emerson was at $10.25 per share, for all outstanding shares of Jensen. Emerson has also offered all-cash proposals at $10.75 per share predicated upon Mr. Shaw purchasing the OEM business at its undiscounted net book value or agreeing to take the same $8.90 per share to which he has agreed on numerous occasions with Recoton.

    Emerson believes no proposal from Emerson will be fairly considered by the Jensen Board. Accordingly, in advising the Jensen Board of its latest proposal, Emerson has further notified the Jensen Board that it intends to file proxy solicitation materials with the Securities and Exchange Commission and, upon approval of such materials, will actively solicit Jensen stockholders with respect to the transaction. In addition, Emerson believes that final determination of the issues raised in the various stockholder lawsuits brought against Jensen, Jensen Board members, Shaw, and Recoton in the Delaware Chancery Court, when coupled with solicitation of Jensen's outside stockholders, will finally resolve this matter.

    EMERSON RADIO CORP., founded in 1948, is headquartered in Parsippany, N.J. The Company designs and markets, throughout the world, full lines of televisions, home and personal security equipment, timepieces, car audio, home theater, video, audio and microwave oven products.


                                 ANNEX III-E-1

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
                                                                     ANNEX III-F

                   EMERSON PRESS RELEASE DATED JUNE 27, 1996

    PARSIPPANY, N.J.--(BUSINESS WIRE)-- June 27, 1996--Emerson Radio Corp. (AMEX: MSN) announced today that it had received certain correspondence from Lehman Brothers, investment bankers representing the Board of Directors of International Jensen Incorporated ("Jensen"), and had reviewed the text of a press release issued by Jensen regarding its position with respect to the rejection of Emerson's latest $12.00 per share proposal to acquire all of the issued and outstanding shares held by stockholders other than the Recoton Corporation/Robert Shaw/William Blair Leveraged Capital Fund, L.P. control group.

    The members of the control group would receive the same $8.90 per share that they have agreed to accept from Recoton Corporation ("Recoton") on at least three previous occasions, including the latest action of the Jensen Board on June 24, 1996.

    Emerson will not publicly respond to material misstatements made by Jensen in its press release and by Lehman Brothers in its correspondence until such time as Emerson has filed proxy solicitation materials with the Securities and Exchange Commission. In addition Emerson expects to be called as a material witness in the Delaware stockholder actions pending against Jensen, Recoton, the Jensen Board members, Shaw and the Blair Fund. Emerson believes that the Delaware court will be asked to decide whether a control group made up of company directors can deny outside stockholders a higher price per share by voluntarily agreeing to accept a Lower price per share for themselves from one member of their group while rejecting an identical proposal from an outside bidder that further enhances the premium to be paid to disinterested stockholders. Accordingly, at this time, Emerson will only reaffirm its continued commitment to acquire Jensen and its commitment to its most recent $12.00 per share proposal to Jensen's outside stockholders.

    EMERSON RADIO CORP., founded in 1948, is headquartered in Parsippany, N.J. The company designs and markets, throughout the world, full lines of televisions, home and personal security equipment, timepieces, car audio, home theater, video, audio and microwave oven products.


                                 ANNEX III-F-1

                                                                     ANNEX III-G



                   EMERSON PRESS RELEASE DATED JULY 16, 1996



    PARSIPPANY, N.J., July 16, 1996 -- Emerson Radio Corp. (AMEX: MSN) announced today that it had revised the terms of its previous proposal to acquire all of the issued and outstanding shares of International Jensen Incorporated ("Jensen"). Under the terms of the revised proposal, Emerson would purchase all outstanding shares other than those held by Robert Shaw, Jensen's Chairman, Chief Executive Officer, and largest stockholder, and the William Blair Leveraged Capital Fund ("Blair Fund"), Jensen's second largest stockholder, at a purchase price of $12.00 per share. The Shaw shares would be purchased at $8.90 per share as set forth in Emerson's proposal of June 25, 1996, the same price as previously agreed to between Shaw and Recoton Corporation ("Recoton"), a competing bidder for Jensen. However, as a result of new information contained in Jensen's public disclosures with respect to the revised Recoton transaction, and in a Supplemental Complaint filed in the Delaware stockholder litigation seeking to enjoin the Recoton transaction, Emerson is prepared to offer Blair a purchase price of $10.00 per share, a price higher than the $8.90 per share Blair had originally agreed to accept from Recoton.



    Emerson attributed the revised purchase price offered to Blair to the fact that the agreements embodying the most recent Recoton transaction had only become available within the last few days. Under the revised Recoton documents, it appears that the agreement previously entered into between the Blair Fund and Recoton, under which Blair had given voting control over its shares to Recoton and had agreed not to sell its shares to any other party, had terminated on July 15, 1996. A similar interpretation is contained in the Supplemental Complaint filed in the Delaware stockholder litigation. As a result, Emerson believes Blair is now free to vote in favor of any proposal, including Emerson's, and is also free to sell its stock to Emerson.



    Emerson has also proposed to Blair that it purchase Blair's stock immediately. However, under the terms of a Confidentiality Agreement entered into between Jensen and Emerson, such a purchase may require the consent of Jensen's Board of Directors. This Confidentiality Agreement is the subject of a counterclaim by Emerson against Jensen in the Chicago Federal Court that seeks, among other things, to set aside the Confidentiality Agreement. Accordingly, Emerson has indicated to Blair that the purchase of its stock for approximately $14,875,000 could be closed as soon as possible if Emerson or Blair can secure the consent of the Jensen Board or if a favorable ruling in the Chicago litigation is obtained. Otherwise, Blair would receive its payment at the same time as the other stockholders upon closing of a merger transaction between Emerson and Jensen.



    Emerson Radio Corp., founded in 1948, is headquartered in Parsippany, N.J. The Company designs and markets, throughout the world, full lines of televisions, home and personal security equipment, timepieces, car audio, home theater, video, audio and microwave oven products.



                                 ANNEX III-G-1

                                                                        ANNEX IV
                                  [LETTERHEAD]


                                                                   July 23, 1996


Board of Directors
International Jensen Incorporated
25 Tri-State International Office Center
LincolnShire, IL 60069
Members of the Board:

    We understand that pursuant to a proposed Fourth Amended and Restated Agreement and Plan of Merger dated as of January 3, 1996 (the "Merger Agreement") among International Jensen Incorporated ("IJI" or the "Company"), Recoton Corporation ("Recoton") and RC Acquisition Sub, Inc., a wholly-owned subsidiary of Recoton ("Acquisition Sub"), IJI and Recoton intend to consummate a transaction in which Acquisition Sub will merge with and into IJI (the "Proposed Transaction"), with IJI as the surviving corporation and a subsidiary of Recoton. In the Proposed Transaction, each outstanding share of common stock of IJI held by stockholders other than Robert Shaw, Chief Executive Officer of the Company, and William Blair Leveraged Capital Fund, L.P. (the "Public Stockholders") will be converted into the right to receive $11.00 in cash, while each outstanding share held by Robert Shaw and William Blair Leveraged Capital Fund, L.P. will be converted into the right to receive $8.90 in cash. The terms and conditions of the Proposed Transaction are set forth in more detail in the Merger Agreement and related documents.

    We further understand that William Blair Leveraged Capital Fund, L.P. has agreed with Recoton to vote its 1,487,500 shares of IJI common stock in favor of the Proposed Transaction and has granted Recoton an option to purchase its shares of IJI for $8.90 per share plus 50% of any net proceeds which Recoton receives upon sale of such shares to the extent such net proceeds do not exceed $10.90 per share plus 100% of the net proceeds which Recoton may receive over $10.90 per share upon such sale. Robert Shaw has agreed with Recoton to give Recoton 50% of the difference between the net after-tax proceeds he receives from the sale of his 2,111,854 shares to a third person other than Recoton and $8.90 per share, up to a maximum of $0.88 per share.

    At the insistence of Recoton, the Proposed Transaction is conditioned upon the prior sale of the Company's OEM and Manufacturing businesses (together, the "OEM Business"). The Company has reached an agreement to sell the OEM Business (the "Proposed OEM Sale") to a new company formed by Robert Shaw. The terms and conditions of the Proposed OEM Sale, including certain restrictive agreements relating to the future operation of the OEM business, are set forth in more detail in the proposed Third Amended and Restated Agreement for Purchase and Sale of the Assets of the OEM Business (the "OEM Agreement"). The consideration to be received by the Company for the OEM Business is set forth in the OEM Agreement and the other agreements contemplated thereby or required to be entered into thereunder, including the Merger Agreement.

    We have been requested by the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, (i) to the Public Stockholders of the consideration to be received by the Public Stockholders in the Proposed Transaction and (ii) to the Company of the consideration to be received by the Company in the Proposed OEM Sale. We have not been requested to opine as to, and our opinion does not in any manner address, the Company's underlying business decision to proceed with or effect the Proposed Transaction or the Proposed OEM Sale.

    In arriving at our opinion, we reviewed and analyzed: (1) the Merger Agreement and the specific terms of the Proposed Transaction and the OEM Agreement and specific terms of the Proposed OEM


                                   ANNEX IV-1
sale, (2) the Company's Annual Reports to Shareholders for the fiscal years ended the last day of February 1992 through 1995 and Annual Reports on Form 10-K for the fiscal years ended the last day of February 1992 through 1996, (3) Recoton's Annual Reports to Shareholders and Annual Reports on Form 10-K for the fiscal years ended December 31, 1991 through 1995 and the Quarterly Reports on Form 10-Q for the quarter ended March 31, 1996, (4) financial and operating information with respect to the business, operations and prospects of the Company and the OEM Business furnished to us by the Company, (5) certain historical financial and operating information with respect to the business and operations of Recoton furnished to us by Recoton, (6) the trading history of the Company's common stock from February 12, 1992 to the present and a comparison of that trading history with those of other companies that we deemed relevant, (7) a comparison of the historical financial results and present financial condition of the Company, the OEM Business and Recoton with those of other companies and businesses that we deemed relevant, and (8) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other recent transactions that we deemed relevant.

    In addition, in arriving at our opinion, we considered the results of efforts to solicit indications of interest from certain third parties approved by the Company with respect to an acquisition of the Company. We also considered the terms of the offer to purchase the Company received from Emerson Radio Corp. for $12.00 per share in cash for all of the Public Stockholders, with Robert Shaw and the William Blair Leveraged Capital Fund, L.P. to receive $8.90 per share in cash (the "Proposed Emerson Transaction"), and the extensive discussions among Emerson Radio Corp., the Company and their respective representatives. We also took into account the advice from Robert Shaw and William Blair Leveraged Capital Fund, L.P. that they are unwilling to vote in favor of the Proposed Emerson Transaction and the advice of Delaware legal counsel to the Special Committee of the Company's Board of Directors that, without such favorable votes, the Proposed Emerson Transaction could not be approved by the Company's stockholders as required by the Delaware General Corporation Law.

    In arriving at our opinion, we also have had discussions with the managements of the Company and Recoton concerning their respective businesses, operations, assets, financial condition and prospects. In addition, we have had discussions with the managements of the Company and the OEM Business concerning the business, operations, assets, financial condition and prospects of the OEM Business, including the OEM Business' future prospects on a stand-alone basis and the alternatives available to the Company with respect to the OEM Business given the requirement of a disposition of the OEM Business imposed by Recoton as a condition to the consummation of the Proposed Transaction. We also have reviewed two reports delivered to the Company by Key Account Systems, a consulting firm hired by the Company, regarding the current status of the OEM Business' relationships with Ford Motor Company and Chrysler Corporation, its two principal customers, held discussions with Key Account Systems regarding these reports and have reviewed certain internal IJI memorandum regarding the status of the Ford Motor Company and Chrysler Corporation relationships in light of current business conditions and ownership uncertainty. We also undertook such other studies, analyses and investigations as we deemed appropriate.

    In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of management of the Company that they are not aware of any facts that would make such information inaccurate or misleading. With respect to the financial forecasts of the Company, including the OEM Business, since the Company's recent operating results have fallen significantly below historical results and, with the exception of the most recent fiscal quarter, management's expectations, for purposes of our analysis we have relied primarily upon extrapolations of and sensitivity analyses to the Company's most recent operating results. We have discussed with the management of the Company, and they have agreed with, the appropriateness of the use of this approach in performing our analysis. In arriving at our opinion, we have conducted only a limited physical inspection of the properties and facilities of the Company and the OEM Business and have not made or obtained any evaluations or appraisals of the


                                   ANNEX IV-2
assets or liabilities of the Company or the OEM Business. We did, however, consider a third party's indication of loan value on a liquidation basis of the OEM Business as a part of the Proposed Emerson Transaction. In addition, you have not authorized us to solicit, and we have not solicited, any indications of interest from any third party with respect to the purchase of all or a part of the OEM Business due to your concerns that such contacts might have a material adverse impact on the OEM Business and/or its relationships with key customers. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

    Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, (i) the consideration to be received by the Public Stockholders in the Proposed Transaction is fair to the Public Stockholders, and (ii) since Recoton requires the prior sale of the OEM Business as a condition to the consummation of the Proposed Transaction, the consideration to be received by the Company in the Proposed OEM Sale, within the context of the overall Proposed Transaction and the consideration to be received by the Public Stockholders in the Proposed Transaction, is fair to the Company.

    We have acted as financial advisor to the Company in connection with the Proposed Transaction and will receive a fee for our services which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. In the ordinary course of our business, we may trade in the equity securities of the Company and Recoton for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

    This opinion is for the use and benefit of the Board of Directors of the Company (including the Special Committee thereof) and has been rendered to the Board of Directors of the Company in connection with its consideration of the Proposed transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Proposed Transaction.

                                          Very truly yours,

                                          LEHMAN BROTHERS


                                   ANNEX IV-3

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
                                                                         ANNEX V

                              SECTION 262 OF DGCL

    APPRAISAL RIGHTS. -- (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

    (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to SectionSection251 (other than a merger effected pursuant to subsection (g) of Section251), 252, 254, 257, 258, 263 or 264 of this title:

        (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the holders of the surviving corporation as provided in subsection (f) of Section251 of this title.

        (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to SectionSection251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

           a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

           b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

           c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

           d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

        (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.


                                   ANNEX V-1

    (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

    (d) Appraisal rights shall be perfected as follows:

        (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

        (2)  If  the   merger  or   consolidation  was   approved  pursuant   to
    SectionSection228 or 253 of this title, the surviving or resulting corporation, either before the effective date of the merger or consolidation or within 10 days thereafter, shall notify each of the stockholders entitled to appraisal rights of the effective date of the merger or consolidation and that appraisal rights are available for any or all of the shares of the constituent corporation, and shall include in such notice a copy of this section. The notice shall be sent by certified or registered mail, return receipt requested, addressed to the stockholder at his address as it appears on the records of the corporation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares.

    (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.


                                   ANNEX V-2

    (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

    (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

    (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

    (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

    (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

    (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to


                                   ANNEX V-3
the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

    (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (Last amended by Ch. 299, L. '95, eff. 2-1-96.)


                                   ANNEX V-4

                                                                        ANNEX VI


AMENDED AND RESTATED EXCLUSIVE WORLD-WIDE LICENSE AND OPTION TO SELL AND OPTION
                         TO PURCHASE PROPRIETARY RIGHTS

    THIS AMENDED AND RESTATED AGREEMENT made by and entered into as of the 3rd day of January, 1996, by and between International Jensen Incorporated, a Delaware corporation, with its principal place of business at 25 Tri-State International Office Center, Suite 400, Lincolnshire, IL 60069 ("Jensen") and Recoton Corporation, a New York corporation, with its principal place of business at 2950 Lake Emma Road, Lake Mary, FL 32746 ("Recoton").

                              W I T N E S S E T H:

    WHEREAS, Jensen is the owner of the trademarks "Acoustic Research" and "AR" and certain other trademarks (registered or unregistered), trademark applications, service marks, trade names, copyrights, trade secrets, and similar intangible rights associated with such trademarks, including the marks and other rights described on Exhibit "A", and the good will associated therewith, whether or not reflected on the books and records of Jensen (collectively, the "Intellectual Property Rights"); and

    WHEREAS, Jensen and Recoton entered into an agreement captioned "EXCLUSIVE WORLD-WIDE LICENSE AND OPTION TO SELL AND OPTION TO PURCHASE PROPRIETARY RIGHTS" effective as of January 3, 1996 (the "License and Option Agreement") pursuant to which Jensen granted to Recoton, INTER ALIA, an option to purchase the trademarks "Acoustic Research" and "AR" (the "Marks") from Jensen and Recoton granted to Jensen an option to sell the Marks to Recoton under certain conditions;

    WHEREAS, the License and Option Agreement was amended on or about May 9, 1996 pursuant to a written amendment;

    WHEREAS, the  parties  desire  to  further  amend  the  License  and  Option
Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties mutually agree to amend and restate the License and Option Agreement, as previously amended, to read as follows:

    1.  LICENSE OF PROPRIETARY RIGHTS.

        (a) Jensen herewith grants to Recoton an exclusive worldwide license of the Intellectual Property Rights (the "License") in consideration of a payment of a License Fee (as provided for in Section 5, below) by Recoton to Jensen during the term of the License. The License shall commence upon the date hereof and expire upon the earlier of (i) the Effective Time as defined in the Plan and Agreement of Merger between, INTER ALIA, Recoton and Jensen dated the date hereof (the "Merger Agreement") or (ii) the date of the exercise of either the Purchase Option (as defined below) or the Sale Option (as defined below) (the Purchase Option and the Sale Option sometimes being referred to collectively as the "Options") or (iii) December 31, 2000 (the "Termination Date"). As used throughout this Agreement, the period from January 1 (January 3 for 1996) through December 31 of each year during the term of this Agreement is referred to herein as an "Annual Period."

    2.  OPTION TO PURCHASE AND OPTION TO SELL THE PROPRIETARY RIGHTS.

        (a) Jensen herewith grants to Recoton an option to purchase all of the Intellectual Property Rights together with the goodwill associated therewith on a world-wide basis from Jensen (the "Purchase Option"), exercisable by Recoton on at least five days prior written notice given at any time after the date hereof such that the purchase shall occur at a time stated (the "Purchase


                                   ANNEX VI-1

    Date") prior to the Termination Date. In consideration of the grant of the Purchase Option, Recoton shall pay Jensen a fee of $4,000 per month from the date hereof until exercise of either of the Options or until the Termination Date.

        (b) Recoton herewith grants to Jensen an option to sell all of the Intellectual Property Rights together with the goodwill associated therewith on a world-wide basis to Recoton (the "Sale Option"), exercisable by Jensen at any time after the termination of the Merger Agreement and before the Termination Date. The sale shall occur on the later of the fifth business day following the day upon which the Merger Agreement is terminated or the second business day following the exercise of the Sale Option (the "Purchase Date"). In consideration of the grant of the Sale Option, Jensen shall pay Recoton a fee of $4,000 per month from the date hereof until exercise of either of the Options or until the Termination Date.

        (c) On the Purchase Date, Recoton shall pay to Jensen $3.5 million (the "Purchase Price") by wire transfer or by certified check and Jensen shall execute and deliver to Recoton the Assignment of Trademarks and Assignment of Copyrights and, if applicable, the Assignment of Patents attached hereto as Exhibits "B", "C" and "D" respectively. All assets of Jensen other than the Intellectual Property Rights are specifically excluded from the assets subject to the Options.

    3. EXTENSION OF TERM OF LICENSE AND OPTIONS. If any dispute should arise between Jensen and Recoton during the term of the License or the Option regarding or otherwise affecting the ability of Recoton or Jensen to exercise one or both of the Options, or regarding the validity of the License, the License shall remain in full force and effect notwithstanding any such dispute, and the License and the Options shall otherwise continue on the terms and conditions set forth herein, until the earlier of resolution of such dispute by the parties or the expiration of 30 days following the time within which to appeal any final judgement in any litigation arising from such dispute has lapsed (the "Extended Termination Date") and all references herein to the Termination Date shall be deemed references to the Extended Termination Date.

    4.  TERMINATION

        (a) This Agreement shall continue until the end of the term provided  in
    Section 1 except that Jensen may at any time, immediately upon written notice to Recoton, terminate this Agreement upon the occurrence of any of the following events:

           (1) Recoton (i) becomes subject to a receiver or trustee, (ii) becomes insolvent, (iii) becomes subject to an involuntary petition under the United States Bankruptcy Act, as amended, for whatever reason, or
       (iv) makes an assignment for the benefit of its creditors and any of the foregoing exists for more than 30 days, and Recoton or any person or entity acting in its behalf fails to provide Jensen with adequate assurance, as reasonably determined by Jensen, of Recoton's ability to fully perform its obligations under this Agreement within 30 days of any of the above-mentioned acts or events;

           (2) Recoton materially breaches or fails to perform any material obligation under this Agreement and such breach or failure continues for 30 days (or such other extended time as may be agreed upon between the parties) after receiving written notice from Jensen of such breach or failure; or

           (3) any warranty or representation made by Recoton under Section 9 is materially false or misleading.

    Any such termination by Jensen shall be without prejudice to any of Jensen's other rights or remedies.

        (b) If the License should terminate other than pursuant to exercise of the Options or effectiveness of the merger pursuant to the Merger Agreement, Recoton shall cease manufacturing products bearing the licensed trademarks and refrain from further use of the Intellectual


                                   ANNEX VI-2

    Property Rights; PROVIDED, HOWEVER, that Recoton shall, for a period of 12 months following the date of said termination have the right to continue to sell products manufactured prior to such termination bearing the licensed trademarks and use related advertising, promotion and packaging materials on a non-exclusive basis.

    5.  ROYALTIES, RECORDS AND REPORTS

        (a) For the rights and privileges granted under the License, Recoton shall pay Jensen, in the manner hereinafter provided, the following royalties:

           (i) For the first Annual Period of this Agreement, royalties of $10,000 per month, due by the tenth day of the succeeding month.

           (ii) For the balance of the term of this Agreement, a sum equal to the greater of (i) $10,000 per month (the "Minimum Royalty"), or (ii) four percent (4%) of Net Shipments (the "Earned Royalties"). As used throughout this Agreement, the term "Net Shipments" shall mean the aggregate of the gross invoiced amounts of articles subject to this License (the "Licensed Products") which are sold, shipped, distributed, and/or provided by Recoton, less (1) refunds, credits, and allowances made or allowed by Recoton to customers with respect to Licensed Products, (2) freight charges paid by Recoton and (3) sales and excise taxes paid by Recoton.

        (b) The Minimum Royalty for each month during the terms of this Agreement ending after January 1, 1997 shall be paid by the tenth day of the succeeding month. Within 30 days of the end of each calendar quarter ending after January 1, 1997, Recoton shall deliver to Jensen a report, giving such particulars of the business conducted by Recoton and its affiliates during the preceding three months under this Agreement as are required for a determination of Earned Royalties due under this Agreement. The information in such reports shall be held in confidence by Jensen and shall not be disclosed to any other person or used for any purpose other than to verify the activities of Recoton under this Agreement. Simultaneously with the delivery of such report, Recoton shall pay to Jensen the Earned Royalties under this Agreement for the periods covered by such report less the Minimum Royalties for the months in such quarterly period previously paid or paid therewith. If no Earned Royalties are due, the report shall so state. The excess of Minimum Royalties for any quarterly period over the Earned Royalties for such quarterly period shall be credited to any future payments of Earned Royalties during such Annual Period.

    6.  BOOKS AND RECORDS

        (a) Recoton shall keep true and accurate books of account containing all particulars which may be necessary for the purpose of showing the amounts due and payable to Jensen. Such books of account shall be kept at Recoton's principal place of business. Said books and the supporting data shall be open at reasonable times for three years following the end of the Annual Period to which they pertain for the inspection of an independent certified public accountant retained by Jensen and reasonably acceptable to Recoton for the purpose of verifying Recoton's royalty statements. If any underpayment is in excess of five percent (5%) and $10,000, the cost of any such review by Jensen's independent certified public accountant shall be borne by Recoton.

        (b) Jensen and Recoton shall require any public accountant retained by Jensen to hold in confidence any information the public accountant obtains from such inspection, except to the extent of verifying to Jensen the correctness of Recoton's reports and royalty payments as provided herein, and Jensen shall not disclose to any competitor of Recoton the amount of the Earned Royalties, sales or any other information provided by Recoton to Jensen in said reports except as expressly required by applicable law, rule or regulation.


                                   ANNEX VI-3

    7.  TERMS OF LICENSE OR SALE

        (a) The Intellectual Property Rights are being licensed or, if either of the Options is exercised, sold by Jensen to Recoton free and clear of all debts, mortgages, pledges, liens (including without limitation federal, state, and local tax liens), taxes, claims, defaults, assessments, fines, penalties, charges, security interests, encumbrances, options or other restrictions (whether matured or unmatured) (together, the "Restrictions").

        (b) Jensen shall pay any applicable sales, gains, documentary, use, filing, transfer and similar taxes payable as a result of the licensing or, if either of the Options is exercised, sale of the Intellectual Property Rights and file all appropriate returns related thereto. Recoton shall reasonably cooperate in the preparation of such returns, if necessary and, if required, sign such returns if true and complete. All taxes on, or measured by, the net income or revenues of Recoton or Jensen (including, without limitation, income, gross receipts, and net-worth taxes) imposed or levied by, or payable to, any federal, state, or local taxing authority shall be paid or payable by the party upon which such taxes are imposed or levied.

        (c) Jensen shall promptly execute and deliver from time to time at the request and expense of Recoton all such further instruments and further assurances as may be required in order to effect the license to, or, if either of the Options is exercised, the sale to, Recoton of, and the right to use and enjoy, the Intellectual Property Rights.

        (d) During the term of the License, the nature and quality of all products manufactured by Recoton bearing the licensed trademark shall conform to or exceed the quality of those speakers and consumer electronic products, as appropriate, held in the inventory of Jensen as of January 1, 1996 which used the Acoustic Research brand.

    8. REPRESENTATIONS AND WARRANTIES OF JENSEN. Jensen represents and warrants to Recoton as follows:

        (a) Jensen has the corporate power to execute and deliver this Agreement and has taken all action required by law, its Certificate of Incorporation, its By-Laws or otherwise to authorize such execution and delivery; this Agreement has been, and the other agreements to be executed pursuant to this Agreement by Jensen will be, duly executed and delivered by Jensen; and this Agreement is a valid and binding agreement, and all such agreements will be valid and binding agreements, of Jensen enforceable in accordance with the terms thereof.

        (b) Neither the execution and delivery of this Agreement nor the performance of its terms will conflict with, be a breach of, or constitute a default under, any agreement or instrument to which Jensen is a party.

        (c) To the best of Jensen's knowledge, the Intellectual Property Rights which are trademark or copyright registrations are valid, in good standing, and are not involved in any interferences, litigation, oppositions, or cancellation proceedings, and are owned by Jensen, free and clear of all liens, encumbrances, equities, or claims. Jensen owns or has the right to use, without payment to any other party, trademarks, trade names, service marks, copyrights and applications therefor referred to in such Exhibit A (all of which are being licensed herewith), and the consummation of the transactions contemplated hereby will not alter or impair such rights in any material respect. Jensen has no patents or patent rights covering the products which are currently used in connection with the Intellectual Property Rights. Jensen is not a licensor or licensee in respect of any Intellectual Property Rights, nor has it granted any rights thereto or interest  therein  to  any  person  or  entity.  No  claims  are  pending or threatened by any person with respect to the ownership, validity, enforceability, or use of any such Intellectual Property Rights challenging or questioning the validity or effectiveness of any of the foregoing.


                                   ANNEX VI-4

    9. REPRESENTATIONS AND WARRANTIES OF RECOTON. Recoton represents and warrants to Jensen as follows:

        (a) Recoton has the corporate power to execute and deliver this Agreement and has taken all action required by law, its Certificate of Incorporation, its By-Laws or otherwise to authorize such execution and delivery; this Agreement has been, and the other agreements to be executed pursuant to this Agreement by Recoton will be, duly executed and delivered by Recoton; and this Agreement is a valid and binding agreement, and all such agreements will be valid and binding agreements, of Recoton enforceable in accordance with the terms thereof.

        (b) Neither the execution and delivery of this Agreement, nor the performance of its terms, will conflict with, be a breach of or constitute a default under any agreement or instrument to which Recoton is a party.

    10. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and no modification or addition hereto shall be binding unless in writing and signed by both parties.

    11. PARTIES IN INTEREST. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto, and their respective heirs, representatives and permitted assigns.

    12. EXPENSES. Except as otherwise provided in this Agreement, Jensen and Recoton shall pay their own expenses incidental to the carrying out of this Agreement, including all fees and expenses of counsel and accountants.

    13. GENERAL LAWS; SERVICE OF PROCESS. This Agreement shall be governed by the laws of the State of New York without reference to its choice-of-law rules. Service of process may be made upon each of the parties hereto by using the notification procedure set forth in Section 17. All disputes that arise with respect to this Agreement shall be brought only in the Federal District Court located in or having jurisdiction for New York County, New York or in a state court in and for New York County, New York. To the fullest extent permitted by law, the parties hereby waive all rights to a trial by jury in connection with this Agreement. By execution and delivery of this Agreement, each of the parties accepts for himself or itself the jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

    14. SURVIVAL. All warranties, representations, and covenants made by each party in or pursuant to this Agreement shall survive for the benefit of the other parties notwithstanding the significance thereof or any examination, examination opportunity or knowledge (whether implied or actual).

    15. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

    16. EXECUTION IN COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

    17. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a) If to Recoton, to:

            c/o Recoton Corporation
           2950 Lake Emma Road
           Lake Mary, FL 32746
           Attn: Stuart Mont, Chief Operating Officer


                                   ANNEX VI-5
            with a copy to:

            Stroock & Stroock & Lavan
            7 Hanover Square
            New York, NY 10004
            Attn: Theodore S. Lynn, Esq.

        (b) If to Jensen, to:

            International Jensen Incorporated
           25 Tri-State International Office Center
           Suite 400
           Lincolnshire, IL 60069
           Attn: Marc T. Tanenberg

            with a copy to:

            Vedder, Price, Kaufman & Kammholz
           222 North LaSalle Street
           Chicago, IL 60601-1003
           Attn: John R. Obiala, Esq.

Notice of any change in any such address shall be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the Party entitled to receive such notice. Notice shall be effective upon receipt.

    18. FURTHER ASSURANCES. Recoton and Jensen shall execute all documentation necessary or appropriate to effect the agreements set forth in this Agreement, including without limitation any assignment of patents or patent rights if the representation regarding the lack of patents made in Section 8(c) is incorrect.

    19. ASSIGNMENT. No party may assign its rights or obligations hereunder without the written consent of the other parties.

    20. EXHIBITS. References to Exhibits and Schedules shall be references to the exhibits of, and schedules, to this Agreement. Such Exhibits and Schedules, whether attached to or provided subsequent to the execution of, this Agreement form an integral part of this Agreement and are hereby incorporated in this Agreement.

    21. ENFORCEABILITY. If any provision of this Agreement is held illegal, invalid or unenforceable, such illegality, invalidity or unenforceability will not affect any other provision hereof. This Agreement shall, in such circumstances, be deemed modified to the extent necessary to render enforceable the provisions hereof.

    22.   COSTS  OF COLLECTION.  Each party shall  pay all  costs of litigation,
including  reasonable  attorney's   fees,  incurred  by   the  other  party   in
successfully enforcing any provision of this Agreement.

    23. WAIVER. The failure of any party to insist upon strict performance of any of the terms or conditions of this Agreement will not constitute a waiver of any of its rights hereunder.

    24. RIGHT TO OFFSET. Payments due under this Agreement or any other agreements between Recoton (or any affiliate thereof) and Jensen (or any affiliate thereof) may, at the election of either party, be set off against each other including by way of (but not limited to) cancellation of outstanding notes. If the provisions of Section 3 hereof are applicable and the terms of the License and Options are extended thereunder, payments otherwise due from Jensen (or any affiliate thereof) to Recoton (or any affiliate thereof) at any time up to the amount of the Purchase Price shall not be due and payable until the earlier of payment of the Purchase Price by Recoton to Jensen or the Extended Termination Date.


                                   ANNEX VI-6

    25. REMEDIES. If any party shall fail to make payment in full of any fees due pursuant to Section 2 or Section 5(a)(i), such failure shall not give the other party the right to terminate this Agreement unless such payment has not been made within 30 days after entry of a final judgment requiring such payment.

    IN WITNESS WHEREOF, the parties have hereto executed this Agreement on the 23rd day of June, 1996 as of the date set forth above.


                                           INTERNATIONAL JENSEN INCORPORATED
Witnesses:

                                       By: /s/ Marc T. Tanenberg
                                       -----------------------------------
                                           Marc T. Tanenberg
                                           Vice President and Chief
                                           Financial Officer
- ------------------------------------

                                       RECOTON CORPORATION

                                       By: /s/ Stuart Mont
                                       -----------------------------------
                                           Stuart Mont
                                           Executive Vice President
                                           and Chief Operating Officer
- ------------------------------------



                                   ANNEX VI-7

EXHIBIT A

TRADEMARKS REGISTRATIONS

    Trademark         Country     Registration No.
- -----------------  -------------  ----------------
Acoustic Research  United States      1,778,708
AR                 United States      1,430,911
AR                 United States        927,195

                    Additional trademarks are on attachment.

UNREGISTERED TRADEMARKS

    None

COPYRIGHT REGISTRATIONS AND APPLICATIONS

    None


                                   ANNEX VI-8

                                                                         PROXY
                          INTERNATIONAL JENSEN INCORPORATED

                       25 TRI-STATE INTERNATIONAL OFFICE CENTER
                                      SUITE 400
                             LINCOLNSHIRE, ILLINOIS 60069


             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



    The undersigned shareholder(s) of International Jensen Incorporated, a Delaware corporation ("Jensen"), does (do) hereby constitute and appoint Marc
T. Tanenberg and James E. Sula, and each of them, the true and lawful attorney(s) of the undersigned with full power of substitution, to appear and act as the proxy or proxies of the undersigned at the Special Meeting of Stockholders of said corporation to be held at the International Office Center, First Floor Auditorium, Building 200, Lincolnshire, Illinois 60069, on August 28, 1996, at 9:00 a.m. and at any adjournment thereof, and to vote all the shares of Jensen standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth below.



    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the approval and adoption of the Fourth Amended and Restated Agreement and Plan of Merger dated as of January 3, 1996, among Jensen, Recoton Corporation, a New York corporation ("Recoton"), and RC Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Recoton, and the transactions contemplated thereby, including the Merger and sale of the assets of the OEM Business.


    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                   (Continued and to be signed on reverse)

    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/


1. The approval and adoption of the Fourth Amended and Restated Agreement and Plan of Merger dated as of January 3, 1996, among Jensen, Recoton Corporation, a New York corporation ("Recoton"), and RC Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Recoton, and the transactions contemplated thereby, including the Merger and the sale of the assets of the OEM Business.


     FOR    AGAINST    ABSTAIN
     / /      / /        / /


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.


Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


- -------------------------------------------------
Signature

- -------------------------------------------------
Signature if held jointly


DATED
       ------------------------------------------